Exhibit 10.14

EXECUTION VERSION

INDENTURE

between

LEAF RECEIVABLES FUNDING 4, LLC,

as Issuer,

U.S. BANK NATIONAL ASSOCIATION,

as Trustee and Custodian

Equipment Contract Backed Notes, Series 2010-3, Class A,
Equipment Contract Backed Notes, Series 2010-3, Class B,
Equipment Contract Backed Notes, Series 2010-3, Class C,
Equipment Contract Backed Notes, Series 2010-3, Class D,
and
Equipment Contract Backed Notes, Series 2010-3, Class E

Dated as of July 4, 2010

Schedule I                           Contract Schedule
Schedule II                          Definitions Annex

EXHIBITS

A-1          Form of Global Class A Note
A-2          Form of Definitive Class A Note
B-1          Form of Global Class B Note
B-2          Form of Definitive Class B Note
C-1          Form of Global Class C Note
C-2          Form of Definitive Class C Note
D-1          Form of Global Class D Note
D-2          Form of Definitive Class D Note
E-1          Form of Global Class E Note
E-2          Form of Definitive Class E Note
F-1          Form of Request for Release
F-2          Form of Return of Documents to Custodian
G            Form of Custodian and Trustee Certificate
H            Form of Release Agreement Re:  Existing Indebtedness
I             [Reserved]
J             Form of Global Note Transfer Certificate
K            Form of Investor Certificate
L            Form of Transfer Certificate

This Indenture, dated as of July 4, 2010 (as amended, supplemented or modified from time to time, this “Indenture”), is entered into between LEAF RECEIVABLES FUNDING 4, LLC, a Delaware limited liability company, as Issuer and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Trustee and as Custodian.

PRELIMINARY STATEMENT

The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Equipment Contract Backed Notes, Series 2010-3 (the “Notes”), issuable as provided in this Indenture.  All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders.  The Issuer and the Custodian are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

All things necessary to make this Indenture a valid agreement of the Issuer, the Trustee and the Custodian in accordance with its terms have been done.

GRANTING CLAUSE

To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all sums payable under this Indenture and the other Transaction Documents and the performance of the covenants contained in this Indenture and the other Transaction Documents, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in this Indenture, for the benefit of the Secured Parties, a security interest in all of the Issuer’s “accounts,” “deposit accounts,” “chattel paper,” “payment intangibles,” “commercial tort claims,” “supporting obligations,” “promissory notes,” “letter-of-credit rights,” “documents,” “goods,” “fixtures,” “general intangibles,” “instruments,” “inventory,” “equipment,” “investment property,” “proceeds” (as each of the foregoing terms is defined in the UCC), rights, interests and property (whether now owned or hereafter acquired or arising), including the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in and to and under the following:  (a) the Contracts listed on the Contract Schedule; (b) the related Contract Assets; (c)  the Assignments and Assignment Agreements; (d) any rights of the Issuer under the Purchase and Contribution Agreement and the Purchase and Sale Agreements; (e) any rights of the Issuer under the Servicing Agreement; (f) the Reserve Account, the Collection Account and the Servicer Transition Account and all amounts from time to time on deposit therein (including any Eligible Investments, investment property and other property at any time and from time to time in such accounts); (g) all amounts from time to time on deposit in the Lockbox Account with respect to the Contracts and the Equipment; (h) the interest of the Issuer in the Equipment; (i) any Insurance Policy and Insurance Proceeds; and (j) all income, payments and proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, investment property and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the “Collateral”).  The foregoing Grant, transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trustee or the Secured Parties of any obligation of the Issuer, the Servicer or any other Person in connection with the Collateral or under any agreement or instrument relating thereto.  In furtherance and not in limitation of the foregoing, the Issuer hereby assigns to the Trustee, for the benefit of the Secured Parties, all of its right, title and interest in and to all liens and security interests in any assets, and all UCC financing statements related thereto. Notwithstanding the foregoing, Security Deposits shall not constitute part of the Collateral.

The Trustee acknowledges its acceptance on behalf of the Secured Parties of a security interest in all of the Issuer’s right, title and interest in and to the Collateral and declares that it shall maintain the Collateral in accordance with the provisions hereof.

ARTICLE I
DEFINITIONS

Section 1.01                      Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used but not otherwise defined herein have the meaning set forth in the Definitions Annex attached hereto as Schedule II.

Section 1.02                      Certain Rules of Construction.  Unless the context of this Indenture clearly requires otherwise:  (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the words “include” and “including” are not limiting; (d) the words “hereof,” “herein,” “hereby,” and “hereunder,” and any other similar words, refer to this Indenture as a whole and not to any particular provision hereof; and (e) article, section, subsection, clause, exhibit, and schedule references are to this Indenture.  Article, section, and subsection headings are for convenience of reference only, shall not constitute a part of this Indenture for any other purpose, and shall not affect the construction of this Indenture.  All exhibits and schedules attached hereto are incorporated herein by this reference.  Any reference herein to this Indenture or any other agreement, document, or instrument includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

ARTICLE II
NOTE FORM

Section 2.01                      Form Generally. The Notes and the related certificates of authentication shall be in substantially the form described in this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are expressly required or permitted by this Indenture.  The Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined appropriate by the officers executing such Notes, as evidenced by their execution of the Notes.  The terms of each Note are intended to be incorporated into this Indenture.

Section 2.02                      Multiple Classes of Notes; Form for Each Class; Rights of Each Class.  This Indenture provides for the issuance by the Issuer of five classes of Notes, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.  Each Note shall bear upon its face the designation of the Class to which it belongs.  Each Class A Note issued in the form of a Global Note shall be in the form of Exhibit A-1 attached hereto, and each Class A Note issued in the form of a Definitive Note shall be in the form of Exhibit A-2 attached hereto.  Each Class B Note issued in the form of a Global Note shall be in the form of Exhibit B-1 attached hereto, and each Class B Note issued in the form of a Definitive Note shall be in the form of Exhibit B-2 attached hereto. Each

Class C Note issued in the form of a Global Note shall be in the form of Exhibit C-1 attached hereto, and each Class C Note issued in the form of a Definitive Note shall be in the form of Exhibit C-2 attached hereto. Each Class D Note issued in the form of a Global Note shall be in the form of Exhibit D-1 attached hereto, and each Class D Note issued in the form of a Definitive Note shall be in the form of Exhibit D-2 attached hereto. Each Class E Note issued in the form of a Global Note shall be in the form of Exhibit E-1 attached hereto, and each Class E Note issued in the form of a Definitive Note shall be in the form of Exhibit E-2 attached hereto.  All Notes in the same Class shall be in substantially identical form except for differences in registration information and denomination and such other variations as may be permitted by this Indenture.

(a)           Global Notes.  The Notes are being offered and sold by the Issuer to the Initial Purchaser pursuant to the Note Purchase Agreement.

Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be delivered by the Trustee to the Security Depository or pursuant to the Security Depository’s instructions, and registered in the name of the Security Depository or a nominee of the Security Depository, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.  The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased (up to the maximum authorized amount) or decreased by adjustments made on the records of the Trustee and the Security Depository or its nominee as hereinafter provided.  The Trustee shall not be liable for any error or omission by the Security Depository in making such record adjustments, and the records of the Trustee shall be controlling with regard to the outstanding principal amount of Rule 144A Global Notes hereunder absent manifest error.

Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.  Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, or by the Note Registrar at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.07 hereof.

Except as set forth in Section 2.07 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Security Depository or to a successor of the Security Depository or its nominee.

(b)           Book-Entry Provisions.  This Section 2.02(b) shall apply only to the Rule 144A Global Notes deposited with or on behalf of the Security Depository.

The Issuer shall execute and the Trustee shall, in accordance with this Section 2.02(b), authenticate and deliver one Global Note for each Class of Notes which shall be (i) registered in the name of the Security Depository or the nominee of the Security Depository and (ii) delivered by the Trustee to the Security Depository or pursuant to the Security Depository’s instructions.

Members of, or participants in, the Security Depository shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Security Depository or by the Trustee as custodian for the Security Depository or under such Global Notes, and the Security Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Notes for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Security Depository or impair, as between the Security Depository and its Agent Members, the operation of customary practices of such Security Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Notes.

So long as there are no Definitive Notes Outstanding, the Note Registrar and the Trustee shall treat the Security Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners.

The rights of Note Owners shall be exercised only through the Security Depository and shall be limited to those established by law and agreements between such Note Owners and the Security Depository and/or the Agent Members.  The initial Security Depository will make book-entry transfers among the Agent Members and receive and transmit payments of principal of and interest on the Notes to such Agent Members with respect to such Global Notes.

Whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding amount of the Notes, the Security Depository shall be deemed to represent such percentage only to the extent that it (i) has received instructions to such effect from Note Owners and/or Agent Members owning or representing, respectively, such required percentage of the beneficial interest in the Notes and (ii) has delivered such instructions to the Trustee.

(c)           Definitive Notes.  Except as provided in Section 2.05, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated definitive, fully registered Notes (any such Notes, the “Definitive Notes”).  The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

(d)           Each Note issued under this Indenture shall be in all respects equally and ratably secured with each other Note by the Collateral Granted by the Issuer hereunder.  Each Note shall be entitled to the benefits hereof, without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.  Notwithstanding the foregoing, all cash amounts shall be applied by the Trustee in accordance with the express provisions hereof and

 (I) the rights of the Holders of the Class B Notes (1) to receive payments of interest in respect of the Class B Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of Class A Notes to receive payment of interest on the Class A Notes and to certain other payments as set forth in Section 13.03 and others entitled to receive payments thereunder and (2) to receive payments of principal in respect of the Class B Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of the Class A Notes to receive principal paid on the Class A Notes and to certain other payments, as set forth in Section 13.03 and others entitled to receive payments thereunder;

(II) the rights of the Holders of the Class C Notes (1) to receive payments of interest in respect of the Class C Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of Class A Notes and Class B Notes to receive payment of interest on the Class A Notes and Class B Notes, as applicable, and to certain other payments as set forth in Section 13.03 and others entitled to receive payments thereunder and (2) to receive payments of principal in respect of the Class C Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of the Class A Notes and Class B Notes to receive principal paid on the Class A Notes and Class B Notes, as applicable, and to certain other payments, as set forth in  Section 13.03 and others entitled to receive payments thereunder;

(III) the rights of the Holders of the Class D Notes (1) to receive payments of interest in respect of the Class D Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of Class A Notes, Class B Notes and Class C Notes to receive payment of interest on the Class A Notes, Class B Notes and Class C Notes, as applicable, and to certain other payments as set forth in Section 13.03 and others entitled to receive payments thereunder and (2) to receive payments of principal in respect of the Class D Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of the Class A Notes, Class B Notes and Class C Notes to receive principal paid on the Class A Notes, Class B Notes and Class C Notes, as applicable, and to certain other payments, as set forth in  Section 13.03 and others entitled to receive payments thereunder; and

(IV) the rights of the Holders of the Class E Notes (1) to receive payments of interest in respect of the Class E Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of Class A Notes, Class B Notes, Class C Notes and Class D Notes to receive payment of interest on the Class A Notes, Class B Notes, Class C Notes and Class D Notes, as applicable, and to certain other payments as set forth in Section 13.03 and others entitled to receive payments thereunder and (2) to receive payments of principal in respect of the Class E Notes on any Payment Date, on the Stated Maturity Date or on the Redemption Date shall be subordinate to the rights of the Holders of the Class A Notes, Class B Notes, Class C Notes and Class D Notes to receive principal paid on the Class A Notes, Class B Notes, Class C Notes and Class D Notes, as applicable, and to certain other payments, as set forth in  Section 13.03 and others entitled to receive payments thereunder.

Section 2.03                      Denomination.  The aggregate stated principal amount of the Class A Notes that may be authenticated and delivered under this Indenture is $131,242,000, the aggregate stated principal amount of the Class B Notes that may be authenticated and delivered under this Indenture is $13,820,000, the aggregate stated principal amount of the Class C Notes that may be authenticated and delivered under this Indenture is $10,367,000, the aggregate stated principal amount of the Class D Notes that may be authenticated and delivered under this Indenture is $8,000,000 and the aggregate stated principal amount of the Class E Notes that may be authenticated and delivered under this Indenture is $8,000,000, except for Notes of the same Class authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.08 or 10.05.  The Notes shall be issuable only as registered Notes without coupons in the denominations of at least $100,000 with respect to any Note and multiples of $1,000 for any amount in excess thereof; provided that the foregoing shall not restrict or prevent the transfer, in accordance with Sections 2.06 and 2.07, of any “stub” Note with a remaining Outstanding Note Balance of less than $100,000 with respect to any Note.

Section 2.04                      Execution, Authentication, Delivery and Dating.  The Notes shall be executed on behalf of the Issuer by the manual or facsimile signature of one of its authorized officers.  Notes bearing the manual or facsimile signatures of individuals who were at any time authorized officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices subsequent to the authentication or delivery of such Notes.

Each Note shall be dated as of the date of its authentication.  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee upon receipt of an Issuer Order or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.05                      Issuance of Definitive Notes.  If Book-Entry Notes have been issued with respect to any Class and (a) the Issuer advises the Trustee that the Security Depository is no longer willing or able to discharge properly its responsibilities with respect to such Class and the Trustee or the Issuer is unable to locate a qualified successor,  (b) the Issuer at its option elects to terminate the book-entry system through DTC, or (c) after the occurrence of an Event of Default, Noteholders of not less than 50% of the Outstanding Note Balance of Notes of any Class advise the Trustee and DTC that it is no longer in the best interests of such Class to have the Notes of such Class in book-entry form, then upon surrender to the Trustee of any such Notes by the Security Depository, accompanied by registration instructions from the Security Depository for registration of Definitive Notes, the Issuer shall execute and the Trustee shall authenticate and the Note Registrar shall deliver such Definitive Notes to the applicable Noteholders.  Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Trustee shall recognize the Holders of such Definitive Notes as Noteholders hereunder.

Section 2.06                      Registration, Registration of Transfer and Exchange.

(a)           The Issuer shall cause to be kept a register (the “Note Register”) at the office of an agent (the “Note Registrar”), in accordance with Section 7.13, and in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall, on behalf of the Issuer, provide for the registration, issuance and ownership of the Notes and the registration of transfers of the Notes.  The Trustee is hereby appointed the initial Note Registrar.  Each Noteholder and, if the Note Registrar is someone other than the Trustee, the Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon an Officer’s Certificate of the Note Registrar as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes as held.

(b)           The Notes have not been registered under the Securities Act or the securities laws of any jurisdiction.  Consequently, the Notes are not transferable other than pursuant to Rule 144A or another exemption from registration.  Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.06.

(c)           With respect to any Definitive Note, at the option of the Noteholder thereof, Notes may be exchanged for other Notes of any authorized denominations (together with any “stub note” reflecting the remaining principal balance of such Note(s) that is less than the minimum authorized denomination), aggregate principal amount and Stated Maturity Date, upon surrender of the Notes to be exchanged at the Corporate Trust Office.  Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or its agents shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

(d)           With respect to any Definitive Note, any Definitive Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed.  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same rights, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.  No service charge shall be charged to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

(i)           Limitation on Transfer and Exchange.  (1) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Security Depository, in accordance with this Indenture and the procedures of the Security Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.  Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection (d)(xii) of Section 2.07.

(e)           Transfer and Exchange from Definitive Notes to Definitive Notes.  When Definitive Notes are presented by a Holder to the Note Registrar with a request:

(i)           to register the transfer of Definitive Notes in the form of other Definitive Notes; or

(ii)           to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

(A)           shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

(B)           shall be accompanied by an Investment Letter substantially in the form of Exhibit K attached hereto shall be delivered by the proposed transferee to the Issuer and to the Trustee to the effect that such transfer is in compliance with Rule 144A.

(f)           Restrictions on Transfer and Exchange of Global Notes.  Notwithstanding any other provision of this Indenture, a Global Note may not be transferred as a whole except by the Security Depository to a nominee of the Security Depository or by a nominee of the Security Depository to the Security Depository or another nominee of the Security Depository or by the Security Depository or any such nominee to a successor Security Depository or a nominee of such successor Security Depository.

(g)           Each purchaser of a Note or an interest in a Note, other than the Initial Purchaser, will be deemed to have represented and agreed as follows:

(i)           It understands that the Notes will be offered and may be resold by the Initial Purchaser only to QIBs pursuant to Rule 144A or another exemption from registration.

(ii)           It understands that the Notes have not been registered under, and were transferred to it in a transaction not involving any public offering within the meaning of, the Securities Act, and that if in the future it decides to re-offer, resell, pledge or otherwise transfer such Notes it will do so only in accordance with applicable state securities laws and pursuant to Rule 144A to a Person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such re-offer, resale, pledge or other transfer is being made in reliance on Rule 144A or to the Issuer pursuant to the terms of the Indenture.

(iii)           It acknowledges that none of the Issuer, the Initial Purchaser or any Person representing the Issuer or the Initial Purchaser has made any representation to it with respect to the Issuer, any affiliates thereof or the offering or sale of the Notes, other than the information contained in the Offering Circular.  It is purchasing the Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment purposes only, and not with a view to, or for offer or resale in connection with, any distribution thereof in violation of the Securities Act or the applicable state securities laws, subject to any requirements of law that the disposition of its property or the property of such investor account be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.

(iv)           If it is acquiring any Note as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.

(v)           It is (1) a QIB purchasing for its own account or for the account of another QIB and it, and such other Person (if applicable), are aware that the sale to it is being made in reliance on Rule 144A and (2) with respect to the Class E Notes, is a U.S. Person.

(vi)           It acknowledges that transfers of the Notes shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Indenture.

(vii)           (A) It is not (and for so long as it holds any Notes or an interest therein will not be), and is not acting on behalf of (and for so long as it holds any Notes or an interest herein will not be acting on behalf of), an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or an entity which is deemed to hold the assets of any such plan (“Plan Assets”) pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”) (each a “Benefit Plan Investor”), (B) in the case of a Class A Note, Class B Note, Class C Note or Class D Note, (i) its acquisition and continued holding of such Note will be covered by a statutory exemption or a prohibited transaction class exemption issued by the United States Department of Labor, (ii) at the time of acquisition the Notes are rated at least investment grade and (iii) it believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes or (C) in the case of a Class A Note, Class B Note, Class C Note or Class D Note, it has provided the Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Trustee, the Issuer, the Servicer or the Initial Purchaser, which opines that the purchase, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Issuer, the Servicer or the Initial Purchaser to any obligation in addition to those undertaken herein.

(viii)           It acknowledges and agrees to treat the Notes as debt for all federal, state and local income tax purposes.

(ix)           [Reserved.]

(x)           It is purchasing one or more Notes in an amount of at least $100,000, and it understands that such Notes may be resold, pledged or otherwise transferred in an amount of at least $100,000 (unless the outstanding principal amount of such Note shall be less than $100,000).

(xi)           It understands that the Notes will bear a legend substantially to the following effect unless the Issuer determines otherwise consistent with applicable law:

For Rule 144A Global Notes Only:  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the transferor of such Note or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or the use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE, OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER AND THE SERVICER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3

(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN (“PLAN ASSETS”) PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATION”) (EACH A “BENEFIT PLAN INVESTOR”), (B) IN THE CASE OF A CLASS A NOTE, A CLASS B NOTE, A CLASS C NOTE OR A CLASS D NOTE (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES  OR (C) IN THE CASE OF A CLASS A NOTE, A CLASS B NOTE, A CLASS C NOTE OR A CLASS D NOTE, IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER OR THE INITIAL PURCHASER, WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE. THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(xii)           It acknowledges that the Issuer, the Servicer, the Initial Purchaser and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer, the Servicer and the Initial Purchaser.

(h)           Except as otherwise required under the Note Purchase Agreement, the Initial Purchaser shall not be required to deliver, and neither the Issuer nor the Trustee shall demand therefrom, any of the certifications or opinions described in this Section 2.07 in connection with the initial issuance of the Notes and the delivery thereof by the Issuer.

Section 2.07                      Mutilated, Destroyed, Lost or Stolen Note. (a) If (i) any mutilated Note is surrendered to the Trustee or the Issuer, or the Trustee and the Issuer receive evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (ii) in the case of a destroyed, lost, or stolen Note, there is delivered to the Trustee and the Issuer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Issuer that such Note has been acquired by a bona fide purchaser and provided that the requirements of Section 8-405 of the UCC are satisfied, the Issuer shall execute and, upon a written request therefor by the Trustee and the Issuer shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Class, tenor and Principal Balance, bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents such original Note for payment, the Trustee and the Issuer shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking title there from, except a bona fide purchaser, and the Trustee and the Issuer shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee and the Issuer, in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable in full, or shall have been called for redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

Upon the issuance of any new Note under this Section, the Issuer or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Subject to the above provisions of this Section 2.07, every new Note issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.08                      Payment of Principal and Interest; Rights Preserved.

(a)           For each applicable Interest Accrual Period, the Notes of each Class shall accrue interest on the Outstanding Note Balance thereof at the Note Rate applicable to such Class; provided however, that with respect to each Class of Notes and on each Payment Date, interest shall be deemed not to have accrued during the previous Interest Accrual Period on an amount equal to the Impairment of such Class of Notes. Notwithstanding the foregoing, if, on any subsequent Payment Date and with respect to each Class of Notes, no Impairment is allocated to such Class of Notes, all Deferred Interest for such Class of Notes shall be deemed to have accrued during the immediately preceding Interest Accrual Period and be payable on such Payment Date as Note Current Interest. All interest and fees accrued hereunder on the Class A Notes, the Class B Notes, the Class C Notes, the Class D Note and the Class E Notes shall be calculated on the basis of a three-hundred-sixty (360)-day year comprised of twelve 30-day months and shall accrue through the day preceding the Stated Maturity Date and, to the extent that the payment of such interest shall be legally enforceable, (except with respect to Deferred Interest) on any overdue payment of interest at the Note Rate from the date such interest becomes due and payable (giving effect to any applicable grace periods herein) until fully paid. All accrued interest shall be due and payable in arrears on each Payment Date and shall be paid by the Trustee to the Noteholders in accordance with Section 13.03.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

(b)           The principal of each Note shall be payable on each Payment Date beginning on the Initial Payment Date unless such Note becomes due and payable at an earlier date by call for redemption in accordance with Article XI.  The installment of principal due on the Class A Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(x). The installment of principal due on the Class B Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(xi). The installment of principal due on the Class C Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(xii). The installment of principal due on the Class D Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(xiii).  The installment of principal due on the Class E Notes on any Payment Date shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(c)(xiv).  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable hereunder or in respect of the Notes) shall be due and payable in full on the Stated Maturity Date for such Note.  All reductions in the principal amount of a Note effected by payment of such installments of principal shall be binding upon all future Noteholders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal shall be payable to Noteholders in the same Class on a pro rata basis based upon the relative Outstanding Note Balance of the Notes in such Class as of the related date of determination; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

(c)           The principal of and interest on the Notes, and other amounts payable to the Noteholders under Section 13.03, are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or, at the option of any Noteholder, by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five (5) Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.  All payments on the

Notes shall be paid without any requirement of presentment.  The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date immediately preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid.  Such notice shall be mailed no later than the tenth (10th) day prior to such Payment Date and shall specify the place where such Note may be surrendered.  Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.15.  Each Noteholder shall promptly surrender its Note to the Trustee at the Corporate Trust Office or in the case of mutilated, destroyed, lost or stolen Notes, as provided in Section 2.07, upon payment of the final installment of principal of such Note.

Section 2.09                      Persons Deemed Owner.  Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent and any agent of any of the foregoing shall treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payments of principal and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee, the Note Registrar, the Paying Agent or any agent of the foregoing shall be affected by notice to the contrary.

Section 2.10                      Cancellation.  All Notes surrendered to the Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11, except as expressly permitted by this Indenture.  All canceled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its standard practice.

Section 2.11                      Notices to Security Depository. Whenever any notice or other communication is required to be given to Noteholders of any Class with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes shall have been issued to the related Noteholders, the Trustee shall give all such notices and communications to the applicable Security Depository.

Section 2.12                      Tax Treatment; Withholding Taxes.

(a)           The Issuer has structured the transaction contemplated by this Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, the Servicer, the Back-up Servicer, each Noteholder and each beneficial owner of a Note by acceptance of its Note or a beneficial interest therein, each agree to treat the Notes as indebtedness of the Issuer for all tax purposes and further agrees not to take any action inconsistent with such treatment, unless and to the extent otherwise required by any taxing authority under applicable law.

Notwithstanding anything in any Transaction Document to the contrary, effective from the date of commencement of discussions with respect to the transactions contemplated by such documents, all parties hereto and the Noteholders may disclose to any and all Persons, without limitation of any kind, the U.S. Federal income tax treatment and tax structure of the Notes and the transactions contemplated hereby and all materials of any kind, including tax opinions or other tax analyses, if any, that are provided to such Persons regarding such tax treatment.

(b)           Notwithstanding any other provision in this Indenture to the contrary or the other Transaction Documents, the Trustee, as Paying Agent for and on behalf of, and at the direction of the Servicer, shall comply with any and all federal withholding requirements under applicable law, as modified by the practice of any relevant taxing authority then in effect.  If any withholding tax is imposed on any payment by the Issuer (or allocation of income) under the Notes, such tax shall reduce the amount otherwise payable to such Noteholder.  Any amounts so withheld shall be treated as having been paid to the related Noteholder for all purposes of this Indenture.  Failure of a Noteholder or a beneficial owner of a Note to provide the Trustee or other paying agent with appropriate tax certificates may result in amounts being withheld from the payment to such Noteholder or beneficial owner.  In no event shall the consent of Noteholders be required for any withholding.

ARTICLE III
SUBSTITUTE CONTRACTS

Section 3.01                      Conditions Precedent to the Acquisition of Substitute Contracts.  Each acquisition by the Issuer of a Substitute Contract from the Transferor on any Acquisition Date is subject to the conditions specified in Section 3.04 of the Servicing Agreement, including, in each case, satisfaction of the following conditions precedent on or prior to the relevant date specified below:

(a)           By 10:00 am (New York time) on the Business Day prior to any proposed Acquisition Date, the Transferor shall have delivered to the Issuer, the Trustee, the Custodian and the Back-up Servicer (A) a draft Transfer Certificate substantially in the form set forth on Exhibit L attached hereto (the “Transfer Certificate”), (B) a draft Amendment to Contract Schedule containing the information required to be provided with respect to the Substitute Contracts and related Contract Assets to be acquired by the Issuer on such Acquisition Date, as specified in the definition of Contract Schedule, (C) if applicable, a draft of the Release Agreement relating to any Existing Indebtedness, and (D) a draft Assignment Agreement and draft Exception Report with respect to each Substitute Contract to be acquired by the Issuer on such Acquisition Date.

(b)           By 10:00 am (New York time) on the Business Day prior to any proposed Acquisition Date, the Issuer shall have delivered or shall have caused to be delivered to the Custodian, the original Contracts to be substituted as described in the proposed Amendment to Contract Schedule and the related Contract Files.

(c)           By 1:00 p.m. (New York time) on the proposed Acquisition Date, the Custodian shall deliver to the Issuer and the Trustee an executed Custodian Certificate with respect to the Substitute Contracts to be so acquired, which certificate shall contain no exceptions; provided that Contracts satisfying Section 4.04(a)(1) or Section 4.04(a)(2) may have exceptions.

(d)           By 11:00 am (New York time) on the proposed Acquisition Date, the Transferor shall cause to be delivered the final executed Assignment Agreement and Exception Report, Amendment to Contract Schedule, and Release Agreement (if applicable) along with a final executed Transfer Certificate, in each case, such document or certificate containing changes from the draft document delivered pursuant to Section 3.01(a) above, if any, reflecting corrections or deletions of exceptions noted in the draft Exception Report to the draft Assignment Agreement and/or the draft Amendment to Contract

Schedule resulting from the Custodian’s review of the related Substitute Contracts and the Contract Files related thereto pursuant to Section 4.03(b).  The Transfer Certificate shall confirm that (A) each Substitute Contract is a Contract that satisfies each of the representations and warranties set forth in Clause (C) or (D) of the related Assignment Agreement, (B) all applicable filings required under Sections 4.01(a)(v) and 4.02 have been made or are in effect, (C) no Event of Default shall exist prior to or after giving effect to the acquisition of such Substitute Contracts and (D) all other conditions to the acquisition of Substitute Contracts applicable to it and specified in this Section 3.01 and Section 3.04(b) of the Servicing Agreement have been satisfied.

A document or certificate described in clause (a), (b), (c) or (d) above shall be regarded as timely delivered if it is delivered by telecopy (with written confirmation of transmission) as of the applicable time described above; provided that, the originally executed copy shall be delivered by the applicable party promptly thereafter.

(e)           With respect to any Contract substituted for an Early Termination Contract, the Issuer shall be allowed to use the Collections received in respect thereof to purchase a new Substitute Contract in lieu of distributing such Collections in accordance with Section 13.03, provided that, such purchase of a Substitute Contract shall occur simultaneously with the Issuer’s receipt of such Collections or such Collections shall be held not later than the Payment Date (or the then current Collection Period) on deposit in the Collection Account until such Substitute Contract is so purchased; provided, further, that if such Substitute Contract is not purchased on or before the immediately following Payment Date such Collections shall be disbursed in accordance with Section 13.03.  Notwithstanding the foregoing, any Substitute Contract so substituted for such Early Termination Contract, and related Contract Assets, must meet the same requirements as those specified in the form of Assignment Agreement attached to the Purchase and Contribution Agreement.

(f)           If a Contract is to be removed and replaced with another lease or equipment finance contract transferred to the Issuer by the Transferor pursuant to the Servicing Agreement, such “substitute” lease or equipment finance contract shall become a Contract for all purposes of the Transaction Documents and may be referred to as a Substitute Contract.  Acquisition of any Substitute Contract shall be subject to the satisfaction of the conditions described in Article III of this Indenture.

(g)           Upon satisfaction of the conditions specified in the Transaction Documents, including this Section 3.01, and any conditions to the repurchase of Contracts under the Purchase and Contribution Agreement or substitution of Contracts under the Servicing Agreement (as the case may be), the Trustee shall, upon receipt of the Contract Repurchase Price and/or the Substitute Contract, and the Request for Release, release the Contract and related Contract Assets being repurchased by the Transferor or substituted for by the Transferor from the Lien of this Indenture.

(h)           In addition to the conditions specified above, at no time may the sum of (1) the aggregate Discounted Contract Balance of Substitute Contracts (as measured on their respective Cut-Off Dates)

and (2) the aggregate Discounted Contract Balance of Contracts (as measured on their respective Cut-Off Dates) repurchased by the Transferor, but excluding Contracts repurchased pursuant to Warranty Events, exceed 9.00% of the aggregate Discounted Contract Balance of all Initial Contracts (as measured on the Initial Cut-Off Date). The Trustee and Custodian shall have no duty to monitor the limit set forth in this Section 3.01(h).

ARTICLE IV
ISSUANCE OF NOTES; CERTAIN ISSUER OBLIGATIONS

Section 4.01                      Conditions to Issuance of Notes.  All Notes shall be executed by the Issuer and delivered to the Trustee for authentication.  The Notes issued on the Closing Date shall be authenticated and delivered by the Trustee upon Issuer Order and upon satisfaction of the following conditions precedent:

(a)           receipt by the Trustee, or its agents, of the following, in form and substance satisfactory to the Initial Purchaser, which satisfaction shall be evidenced to the Trustee by receipt of item 4.01(a)(xv) below from the Initial Purchaser:

(i)           a copy of an officially certified document, dated not more than ten (10) days prior to the Closing Date, evidencing the due organization and good standing of each of the Issuer, the Servicer, the Sellers and the Transferor;

(ii)           certified copies of the organizational documents (together with all amendments thereto) of the Issuer, the Servicer, the Sellers and the Transferor, along with certified resolutions or certified executed consents of each of the Issuer, the Servicer, the Sellers and the Transferor, authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated by the Transaction Documents by such entities and certificates evidencing the incumbency of the officers executing such Transaction Documents;

(iii)           certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Initial Purchaser), dated a date reasonably near to the Closing Date (no earlier than ten (10) days prior to the Closing Date), listing all effective tax and judgment liens and financing statements which name a Seller or the Transferor as debtor and which are filed in the jurisdictions in which the statements referred to in clause (v)(1) below (in the case of the Sellers) or (v)(2) below (in the case of the Transferor) were or are to be filed, together with copies of such tax and judgment liens and financing statements (none of which, other than financing statements naming the party under the Transaction Documents to which transfers (including grants of security interests) thereunder purport to have been made, shall cover any of the property purported to be conveyed thereunder unless such financing statements are to be released prior to or on the Closing Date);

(iv)           certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Initial Purchaser’s counsel), dated a date reasonably near to the Closing Date (no earlier than ten (10) days prior to the Closing Date), listing all effective tax and judgment liens and financing statements which name Issuer (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (v)(2) below were or are to be filed, together with copies of such tax and judgment liens and financing statements (none of which, other than financing statements naming the party under the Transaction Documents to which transfers (including grants of security interests) thereunder purport to have been made, shall cover any of the property purported to be conveyed thereunder unless such financing statements are to be released prior to or on the Closing Date);

(v)           except as otherwise provided below, evidence of filing (or evidence of delivery for filing to the appropriate filing offices) of, and each of the following, together with evidence of all filing fees, taxes or other amounts required to be paid in connection with the following have been paid:

(1)           UCC-1 financing statements, for filing with the Secretary of State of the State of Delaware, naming each Seller, as debtor, the Transferor, as assignor secured party, and the Trustee, for the benefit of the Secured Parties, as the total assignee secured party;

(2)           UCC-1 financing statements, for filing with the Secretary of State of the State of Delaware, naming the Transferor, as debtor, the Issuer, as assignor secured party, and the Trustee, for the benefit of the Secured Parties, as the total assignee secured party;

(3)           UCC-1 financing statements, for filing with the Secretary of State of the State of Delaware, naming the Issuer, as debtor, and the Trustee, for the benefit of the Secured Parties, as Secured Party;

(4)           UCC-3 financing statement releases evidencing the release of all Existing Indebtedness relating to the Initial Contracts;

(5)           such other, similar instruments or documents, as may be necessary or, in the opinion of any Noteholder, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Transaction Documents;

(vi)           a fully executed original counterpart of each of the Assignment Agreement and Assignments related to the initial Contract Assets, the Purchase and Contribution Agreement, Purchase and Sale Agreements, this Indenture, the Servicing Agreement, the Securities Account Control Agreement and the Note Purchase Agreement shall have been received by the Initial Purchaser or its agents;

(vii)           a copy of the fully executed Lockbox Intercreditor Agreement and the Joinder to Lockbox Intercreditor Agreement shall have been received by the Initial Purchaser or its agents;

(viii)           written evidence of establishment of the Reserve Account, the Collection Account, the Servicer Transition Account and continued existence of the Lockbox Account;

(ix)           a certificate listing the Servicing Officers of the Servicer as of the Closing Date;

(x)           confirmation that the Rating Agency has issued rating letters confirming ratings for the Notes as set forth in the Offering Circular;

(xi)           executed favorable legal opinions of counsel to the Servicer, the Sellers, the Issuer, the Transferor, the Back-up Servicer, the Custodian and the Trustee, addressed to the Trustee, the Back-up Servicer and the Initial Purchaser (as applicable), dated the Closing Date and covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Transaction Documents to which the Servicer, the Sellers, the Issuer, the Transferor, the Back-up Servicer, the Custodian and the Trustee (individually or in any other capacity) is party, true sale, non-consolidation, security interest, tax matters and such other matters as the Initial Purchaser may request;

(xii)           certificates of the Secretary or Assistant Secretary of each of the Servicer, the Sellers, the Issuer, the Transferor, dated as of the Closing Date, and certifying (A) that attached thereto is a true, complete and correct copy of (a) the organizational documents of the Servicer, the Sellers, the Transferor and the Issuer (as applicable), and (b) resolutions duly adopted by the Servicer, the Sellers, the Issuer and the Transferor authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Transaction Documents on behalf of the Servicer, the Sellers, the Issuer and the Transferor (as the case may be);

(xiii)           copies of all waivers, licenses, approvals or consents, if any, required or advisable, in the opinion of the Initial Purchaser, in connection with the execution, delivery and performance by the Servicer, the Sellers, the Issuer and the Transferor (as the case may be) of the Transaction Documents (and the validity and enforceability thereof), which waivers, licenses, approvals or consents shall be in full force and effect;

(xiv)           written confirmation of the payment (or deposit for payment with the Trustee) of all fees and expenses of the Trustee, the Custodian, the Back-up Servicer, the Initial Purchaser (including the fees and charges of their respective agents, auditors and counsel) accrued as of the Closing Date;

(xv)           [Reserved];

(xvi)           delivery by the Custodian of the executed Initial Custodian Certificate dated as of the Closing Date; and

(xvii)           such additional documents, instruments, certificates, opinions, ratings letters or other confirmations as the Initial Purchaser may reasonably request.

(b)           all Collateral in which a security interest has been granted to the Trustee under the Indenture shall be subject to no other Liens other than Permitted Liens.

Section 4.02                      Security for Notes.

(a)           The Servicer shall at its own expense, in consideration of the Servicer Fee, cause to be filed the financing statements and assignments described in Sections 4.01(a)(v) and 4.02(b) in accordance with such Sections.  In addition, from time to time, the Servicer shall take or cause to be taken at its own expense, in consideration of the Servicer Fee, any other such actions and execute such documents as are necessary to perfect and protect the Issuer’s precautionary security interest against the Transferor, as applicable, in respect of the Contract Assets and the assignment to the Trustee thereof, and the Trustee’s security interests in and liens on the Collateral against all other Persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title; provided that, none of the Servicer, the Transferor nor the Issuer shall be required to file UCC-1 financing statements against Obligors with respect to a Contract related to Equipment that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000 or to file or record assignments of any UCC-1 financing statements or other lien recordings or notations made against any Obligor.  Notwithstanding anything to the contrary contained herein, if the Servicer is not LEAF Financial Corporation or one of its Affiliates, the successor Servicer shall not be responsible for the initial filings of any UCC financing statements, or any continuation statements filed by any predecessor Servicer, or the information contained therein (including the exhibits thereto), the perfection of any such security interests during the term of such predecessor Servicer, or the accuracy or sufficiency of any description of collateral in such filings, and the successor Servicer shall be fully protected in relying on such initial filings and any continuation statements or modifications thereto made by a predecessor Servicer pursuant to this Section 4.02 but shall continue to be responsible for requirements expressed above during the period it acts as Servicer.

(b)           If any change in the Servicer’s or the Issuer’s name, identity, structure or the location of its principal place of business, chief executive office or State of organization occurs, then such party shall deliver thirty (30) days’ prior written notice of such change or relocation to the Servicer, the Trustee, the Back-up Servicer and the Rating Agency, and, no later than the effective date of such change or relocation, the Servicer shall file or cause to be filed such amendments or statements as may be required to preserve and protect the Issuer’s precautionary security interest against the Transferor in respect of the Contract Assets and the assignment to the Trustee thereof, and the Trustee’s security interest in and liens on the Collateral.

(c)           During the term of this Indenture, the Issuer will maintain its sole state of organization in the State of Delaware, and the Servicer will maintain its sole state of incorporation in a State of the United States.

Section 4.03                      Review of Contract Files.

(a)           On or prior to the Closing Date and each Acquisition Date, the Issuer shall cause to be delivered to the Custodian the documents comprising the Contract Files for the Contracts to be acquired on such date; provided that the Contract Files delivered on the Closing Date shall be permitted to contain exceptions until the fourteenth Business Day following the Closing Date.  Each Contract and the folder containing other Contract Files documents for such Contract shall be clearly marked with a LEAF Contract Number, which LEAF Contract Number shall be used by the Issuer, the Trustee and the Custodian to identify such Contract on the Contract Schedule.

(b)           (I) Within fourteen Business Days of the Closing Date, for each Initial Contract and (II) prior to the Acquisition Date, for each Substitute Contract, the Custodian will review the Contract Files related to each proposed Contract and shall perform such reviews as are sufficient to enable it to confirm the items required to be certified by it in the Custodian Certificate in the form attached hereto as Exhibit G.  By execution and delivery of any such Custodian Certificates, the Custodian shall evidence completion of such review and confirmation.  The Custodian shall include in any Exception Report any failure of a document to correspond to the information on the Amendment to Contract Schedule or the absence of any one or more of the documents comprising the Contract Files for such Contract and shall deliver such Exception Report to the Servicer, the Trustee and the Issuer.

(c)           If any Contracts or Contract Assets to be pledged to the Trustee are Contracts or Contract Assets that at any time were subject to a Lien in favor of a Person that has held a Lien thereon, concurrently with the delivery of an Officer’s Certificate, the Issuer shall have delivered to (x) the Custodian (with a copy to the Trustee) a facsimile copy or an original executed Release Agreement from each Person that has held a Lien on the applicable Contract and/or Contract Assets, together with the certification in the Officer’s Certificate that each such Release Agreement constitutes a release of such Person’s security interest in each such Contract and/or Contract Asset (and the other Collateral related thereto), and (y) the Custodian (with a copy to the Trustee) the original UCC partial or full release relating to the Release Agreement described in clause (x) above.

(d)           The Custodian shall use reasonable care in the performance of its duties under the Transaction Documents, shall identify and segregate all items constituting the Contract Files and shall maintain continuous custody of all items constituting the Contract Files in secure, fire resistant facilities in accordance with customary standards for such custody.  The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document constituting Contract Files or of any of the Contracts or (ii) the collectibility, insurability, effectiveness or suitability of any Contract.

(e)           The Custodian shall hold all Contracts and all other Collateral delivered to it pursuant to the Transaction Documents as Custodian for the benefit of the Trustee (for the benefit of the Secured Parties).  With respect to each item of Contract Files delivered to the Custodian, the Custodian shall (i) hold all documents constituting such Contract Files received by it for the exclusive use and benefit of the Trustee (for the benefit of the Secured Parties) and (ii) make disposition thereof only in accordance with the terms of this Indenture and the Servicing Agreement.

(f)           In the event that (i) the Trustee, the Servicer, the Issuer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Contract Files or (ii) a third party shall institute any court proceeding by which any Contract Files shall be required to be delivered otherwise than in accordance with the provisions of this Indenture, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Indenture copies of all court papers, orders, documents and other materials concerning such proceedings.  The Custodian shall continue to hold and maintain all the Contract Files that is the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof.  Upon final determination of such court, the Custodian shall deliver such Contract Files as directed by such determination or, if no such determination is made, in accordance with the provisions of this Indenture.  Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Issuer.

(g)           At its own expense, the Custodian shall maintain at all times prior to the satisfaction and discharge of this Indenture and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance.  All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Collateral.  Upon at least ten (10) days’ prior written request, the Issuer and/or the Servicer shall be entitled to receive a certificate of the Custodian’s respective insurer that such insurance is in full force and effect.

Section 4.04                      Defective Contracts.

(a)           Check-in Procedures. If, upon its examination of any Contract File in accordance with Section 4.03 hereof, the Custodian determines that such Contract File does not satisfy the requirements described in Section 4.03(b), or is unable to confirm that such requirements have been met, the Custodian shall promptly notify the Servicer and the Transferor by telephone or telecopy.  If the Transferor does not satisfy the Custodian in accordance with the foregoing sentence prior to (I) in the case of the Initial Contracts, the fourteenth Business Day following the Closing Date or (II) in the case of Substitute Contracts, the applicable Acquisition Date, the Custodian shall return the applicable Contract and related files to the Transferor, or as otherwise directed by the Transferor. Any such returned Contracts and related files shall (a) in the case of Initial Contracts, be subject to a Warranty Event and (b) in the case of Substitute Contracts, not be acquired by the Issuer unless, in each case, either:

 (1) the Majority Holders approve the exceptions with respect to such Contract and allow the inclusion of such Contract that the Custodian has identified as defective in its review under Section 4.03(b), all parties agreeing that such approval shall be valid with respect to such included Contract, but shall not constitute a course of dealing, and the allowance of such included Contract shall not operate as a waiver of any rights of the Trustee or any Secured Party hereunder, under the Purchase and Contribution Agreement, the Purchase and Sale Agreements, the Assignment Agreements, the Assignments or any other Transaction Documents with respect to any adverse consequence caused by such defect; or

(2) immediately after the acquisition by the Issuer of such Contract, the Discounted Contract Balances of Contracts with exceptions do not exceed $6,000,000 in the aggregate (as measured as of the related Cut-Off Date for each Contract).

(b)           Warranty Repurchases. If a Responsible Officer of the Trustee, or if another party to any of the Transaction Documents, notifies the Servicer, the Transferor, the Back-up Servicer and the

Issuer of the existence of any Warranty Event, the Transferor (pursuant to the Purchase and Contribution Agreement) shall (i) cure the breach(es) which caused the Warranty Event or (ii) repurchase such Contract and related Contract Assets at the Contract Repurchase Price as required in accordance with Section 6.1(a) of the Purchase and Contribution Agreement.  If any such Contract is repurchased by the Transferor pursuant to the Purchase and Contribution Agreement, and the Trustee has received a written request in the form attached hereto as Exhibit F-1 relating thereto, the Trustee shall, upon receipt of the applicable Contract Repurchase Price, but subject to Section 4.07 hereof, return the affected Contract and related files to the Issuer (or, if the Issuer so requests, directly to the Servicer or the Transferor, as the case may be), release its interest therein and in the related Contract Assets, and such items shall no longer constitute a Contract or Contract Asset hereunder and shall be released from the Lien of this Indenture.

Section 4.05                      Reserved.

Section 4.06                      Administration of the Contract Assets.  The Contract Assets shall be serviced by the Servicer in accordance with the terms of the Servicing Agreement.  The Servicer, as agent of the Issuer prior to the occurrence of an Event of Default, shall have the right to provide any notices and instructions to Obligors in connection with the Contract Assets.  In the event that the Issuer or the Trustee receives any notices, requests for information or other communication from an Obligor, it shall immediately forward such communication to the Servicer.  The Trustee shall deposit any Collections received by it in the Collection Account, in accordance with Section 13.02 and it shall deliver written or electronic statements regarding such collections and deposits to the Servicer at least monthly.  The Trustee shall have no obligation to advance its own funds to the Collection Account.  In the absence of an Event of Default, the Trustee shall not contact any Obligor or take any action with respect to the enforcement, modification or release of any Contract against an Obligor without the express written authorization of the Servicer or the Issuer.

Section 4.07                      Releases.

(a)           The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any individual Contract and the related Contract Assets at any time after all of the conditions for such release set forth in the Transaction Documents have been satisfied and (i) after a payment by the Transferor or the Servicer, as applicable, under the provisions of the relevant Transaction Documents, of the related Contract Repurchase Price therefor or (ii) after a Substitute Contract and the related Contract Assets are substituted for such Contract and the related Contract Assets in accordance with the Transaction Documents.  In order to effect any such release, the Servicer, on behalf of the Issuer, shall deliver to the Trustee and the Custodian in accordance with the Transaction Documents a Request for Release, in the form attached hereto Exhibit F-1, (1) identifying the Contracts and the related Equipment to be released, (2) requesting the release thereof, (3) setting forth the amount deposited in the Collection Account with respect thereto, or identifying the Substitute Contract substituted therefor in the event that the subject Contracts and the related Equipment are being released from the Lien of this Indenture pursuant to clause (ii) above, (4) certifying that the amount deposited in the Collection Account equals the Contract Repurchase Price relating to such Contracts and the related Equipment in the event that the subject Contracts and the related Equipment are being released from the Lien of this Indenture pursuant to clause (i) above and (5) certifying that all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied.  The Trustee, upon receipt of a written request in the form attached hereto as Exhibit F-1, and the Trustee’s confirmation that the related (i) Contract Repurchase Price has been deposited into the Collection Account or (ii) Substitute Contract has been substituted for the Contract, shall execute instruments to release a Contract from the lien of this Indenture, or convey the Trustee’s interest in the same.

(b)           Upon receipt of the Request for Release from the Servicer in the form attached hereto as Exhibit F-1, including a certification that all of the conditions specified in clause (a) of this Section 4.07 have been satisfied and provided that all other certifications and documents required under the terms of this Indenture have been received by the Trustee, the Trustee shall release from the Lien of this Indenture and the Custodian shall deliver to the Issuer or upon Issuer Order the Contracts and all related Contract Assets described in the Issuer’s Request for Release.

(c)           The Custodian may, if requested by the Servicer, in the form attached hereto as Exhibit F-1, for purposes of servicing a Contract, temporarily deliver to the Servicer the original Contract.  Any Contract temporarily delivered from the custody of the Custodian to the Servicer or its agents shall have affixed to such Contract a copy of such written request in the Form of Exhibit F-1, which shall contain a legend to the effect that the Contract is the property of the Issuer and has been pledged to U.S. Bank National Association, as Trustee for the benefit of the Secured Parties.  The Servicer shall promptly return the Contract to the Custodian, along with a letter attached hereto as Exhibit F-2, upon the need therefor no longer existing; provided that if an Event of Default has occurred, the Servicer shall forthwith return to the Custodian each Contract temporarily delivered pursuant to this Section 4.07.

ARTICLE V
SATISFACTION AND DISCHARGE

Section 5.01                      Satisfaction and Discharge of Indenture.

(a)           Following (i) payment in full of (A) all of the Notes, (B) the fees and charges and reimbursements of the Trustee, the Back-up Servicer, the Transferor, the Custodian and the Noteholders and (C) all other obligations of the Issuer under this Indenture and the other Transaction Documents and (ii) a written request by the Issuer to the Trustee to terminate this Indenture and release the Collateral, this Indenture shall be discharged and terminated and the lien of this Indenture on the Collateral thereupon shall be released.  All Contract Files shall then include an Officer’s Certificate from the Issuer, stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

(b)           Upon the discharge and termination of this Indenture, the Trustee shall release from the lien of this Indenture and deliver to the Issuer all remaining Collateral, and the Trustee shall file, or cause to be filed, at the Servicer’s expense, UCC termination statements evidencing such discharge and release; provided, if the Back-up Servicer has become the Servicer, the Servicer shall be entitled to reimbursement of all expenses incurred under this Section 5.01(b) by the Issuer payable solely from amounts that are available to the Servicer therefore under Section 13.03 of the Indenture.

ARTICLE VI
DEFAULTS AND REMEDIES

Section 6.01                      Events of Default.

“Event of Default” wherever used herein means the occurrence of any one of the following events, unless any such particular occurrence is waived as an “Event of Default” in writing in accordance with the provisions of this Indenture; provided that, unless and until any such waiver is given, an “Event of Default” shall be deemed to exist for all purposes under the Transaction Documents, even if the event giving rise to such Event of Default is no longer continuing or has been cured:

(a)           the Issuer shall fail to make when due any payment with respect to interest on any Class of Notes then outstanding, or the Servicer shall fail to make when due any deposit required under the Transaction Documents (other than as described in clause (e) below), in any case on or before the date occurring five (5) Business Days after the date such payment or deposit shall become due;

(b)           the Issuer, Servicer or the Transferor shall fail to perform or observe any covenant with respect to it set forth in any Transaction Document, and in each case such failure shall remain unremedied for thirty (30) Business Days after the earlier of (x) actual knowledge thereof by such Person or (y) receipt by such Person of written notice thereof;

(c)           any representation or warranty made by the Issuer, Transferor or Servicer in any Transaction Document or in any other document delivered pursuant thereto (other than a representation or warranty made with respect to the Contracts) shall prove to have been incorrect in any material respect when made or deemed made and continues to be incorrect in any material respect for a period of thirty (30) Business Days after the earlier to occur of (x) the actual knowledge thereof by such Person or (y) the receipt by such Person of written notice thereof;

(d)           an Insolvency Event shall occur with respect to the Issuer;

(e)           the Outstanding Note Balance of any Class of Notes is not reduced to zero and all interest due on any Class is not paid by that Class’s Stated Maturity Date;

(f)           [Reserved];

(g)           the Issuer is required to register as an “investment company” under the Investment Company Act of 1940, as amended; or

(h)           any Class A Note, Class B Note, Class C Note or Class D Note shall cease to constitute debt for federal income tax purposes, as evidenced by a written determination by the Internal Revenue Service.

Section 6.02                      Acceleration of Maturity; Rescission and Annulment. If an Event of Default exists, then, unless waived pursuant to Section 6.15 hereof, and in every such case, the Control Party may, and the Trustee shall, at the written direction of the Control Party, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer and upon any such declaration, such principal and all accrued interest under the Notes shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived by the Issuer; provided, that if such Event of Default consists of an Insolvency Event with respect to the Issuer, then all such principal and accrued interest shall be automatically due and payable without the need for any such notice or further action by any Person.

At any time after such a declaration of acceleration has been made, but before any Sale of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Control Party, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if (notwithstanding Section 6.15 hereof) (a) and (b) below are satisfied:

(a)           the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

(1)           all overdue installments of interest on all Notes and interest thereon at the overdue interest rate from the time such overdue interest first became due until the date when paid;

(2)           the principal of any Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the overdue interest rate from the time such principal first became due until the date when paid;  and

(3)           all sums paid or advanced, together with interest thereon, by the Trustee, the Transferor and any Secured Party, and the reasonable compensation, expenses, disbursements and advances of the Trustee and any Secured Party, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit.

(b)           all Events of Default, other than the nonpayment of the principal on any of the Notes which has become due solely by such declaration of acceleration, have been cured or waived by the Control Party unless (i) an Event of Default in the payment of interest on any Note when due or principal not paid at the Stated Maturity Date or (ii) in respect of a covenant or provision hereof which by its terms cannot be modified or amended without the consent of the Noteholders of each Outstanding Note affected thereby, in which case a waiver by the Noteholders of each Outstanding Notes is required.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 6.03                      Collection of Indebtedness and Suits for Enforcement by Trustee.

(a)           The Issuer covenants that, if an Event of Default shall occur and the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer will pay to the Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal and interest (with interest upon the overdue principal and overdue interest at the rate provided herein), any and all amounts due and payable to the Noteholders, the Transferor, the Back-up Servicer, the Custodian, the Paying Agent and the Trustee and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of each of the Trustee, the Paying Agent and the Noteholders and their respective agents and counsel.

(b)           If the Issuer fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may, with the prior written consent of the Control Party, and shall, at the written direction of the Control Party, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceedings to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

(c)           If an Event of Default exists, the Trustee shall, at the written direction of the Control Party, proceed to protect and enforce the rights of the Noteholders and the Paying Agent by such appropriate Proceedings as the Trustee, at the written direction of the Control Party, shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 6.04                      Remedies.  If an Event of Default exists, the Trustee may, with the prior written consent of the Control Party, and shall, at the written direction of the Control Party, do one or more of the following:

(a)           institute Proceedings for the collection of all amounts remaining unpaid on the Notes or under this Indenture or the other Transaction Documents whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and the Collateral the monies adjudged due;

(b)           take possession of and sell the Collateral or any portion thereof or rights or interest therein, at one or more private or public Sales called and conducted in any manner permitted by law;

(c)           institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Collateral;

(d)           redirect Obligor payments to such account or accounts as the Control Party determines necessary in its sole discretion, or at the direction of the Control Party;

(e)           during the continuance of a default under a Contract, exercise any of the rights of the lessor or lender (as applicable) under such Contract;

(f)           exercise any remedies of a secured party under the Uniform Commercial Code (irrespective of whether the Uniform Commercial Code applies) or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Noteholders hereunder or under the other Transaction Documents; and

(g)           exercise any and all rights, powers and privileges available to the Trustee or the Noteholders (whether at law, in equity or by contract).

Section 6.05                      Optional Preservation of Collateral.  If an Event of Default exists, the Trustee shall, upon written request from the Control Party, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Collateral intact, collect or cause the collection of all income, payments and proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article XIII.  If the Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such request from the Control Party, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure).  Any such election may be rescinded with respect to any portion of the Collateral remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Control Party.

Section 6.06                      Trustee May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or the property of the Issuer or its creditors, the Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered and shall, at the prior written direction of the Control Party, intervene in such proceeding or otherwise:

(a)           to file and prove a claim for all amounts of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents and take such other actions, including participating as a member, voting or otherwise, in any committee of creditors appointed in the matter as may be necessary or advisable in order to have the claims of the Trustee, the Noteholders, the Paying Agent, the Custodian (including any claim for the reasonable compensation, expenses, disbursements and advances of each such Person and their respective agents and counsel and any other amounts due the Trustee under Section 7.07) and of the Noteholders allowed in such judicial Proceeding;

(b)           unless prohibited by applicable law and regulations, to vote at the direction of the Control Party on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

(c)           to petition for lifting of the automatic stay and thereupon to foreclose upon the Collateral as elsewhere provided herein; and

(d)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the Noteholders and the Paying Agent to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to each such Person, to pay to the Trustee or such Person any amount due to it for the reasonable compensation, expenses, disbursements and advances of each of the Trustee and such other Person, their agents and counsel, and any other amounts due the Trustee under Section 7.07.

Nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Secured Party, or to authorize the Trustee to vote in respect of the claim of any Secured Party in any such Proceeding; provided, however, that the Control Party shall be authorized to vote on all of the foregoing matters described above on behalf of the Noteholders and to consent to certain amendments as described under Section 10.02 hereof.

Section 6.07                      Trustee May Enforce Claims Without Possession of Notes.

(a)           In all Proceedings brought by the Trustee in accordance with this Indenture (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all of the Noteholders and it shall not be necessary to make any Noteholder a party to any such Proceedings.

(b)           All rights of actions and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought with the prior written consent of the Control Party and in the Trustee’s own name as trustee of an express trust, and any recovery, whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the benefit of the Noteholders, as the case may be.

Section 6.08                      Application of Money Collected.  If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Trustee with respect to the Notes and the other Transaction Documents pursuant to this Article VI or otherwise and any other money that may be held thereafter by the Trustee as security for the Notes and the other Transaction Documents shall be applied in the order set forth in Section 13.03 on the earlier of the next Payment Date and such dates as the Trustee may designate for the release of such funds, to the same extent as if such date were a Payment Date.

Section 6.09                      [Reserved]

Section 6.10                      Unconditional Right of the Noteholders to Receive Principal and Interest.  Notwithstanding any other provision in this Indenture, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note on the dates on which such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 6.11                      Restoration of Rights and Remedies.  If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then, and in every case, the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 6.12                      Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.08, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.13                      Delay or Omission Not Waiver.  No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein.  Every right and remedy given by this Article VI or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or the Noteholders, as the case may be.

Section 6.14                      Control by Control Party.  The Control Party shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

(a)           such direction shall not be in conflict with any rule of law or with this Indenture including any provision hereof which expressly provides for approval by a percentage of Outstanding Note Balance of all Notes or of all Notes within a Class;

(b)           if the Trustee has reasonable grounds for believing that repayment of any funds expended or risked by it is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability, such indemnity shall have been provided.

Section 6.15                      Waiver of Certain Events by the Control Party.

The Control Party may waive on behalf of all Noteholders any Event of Servicing Termination, Default or Event of Default and its consequences in each case except:

(i)           an Event of Default in the payment of interest on any Note when due or principal not paid at the Stated Maturity Date;

(ii)           in respect of a covenant or provision hereof which by its terms cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected thereby; or

(iii)           or in the circumstances provided in Section 6.02 hereof.

Upon any such waiver, such Event of Servicing Termination, Default or Event of Default shall cease to exist, and any Event of Default shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Servicing Termination, Default or Event of Default or impair any right consequent thereon.

Section 6.16                      Additional Rights of Subordinate Noteholders.  At any time during the period from the first to occur of (i) the commencement of an Insolvency Event or any other insolvency proceeding with respect to the Issuer, (ii) the acceleration of the Class A Notes pursuant to Section 6.02 or (iii) the commencement of the foreclosure of any Collateral under this Article VI following the occurrence of an Event of Default, and without prejudice to any other rights of the Holders of the Class B Notes under the Transaction Documents, any one or more Holders of the Class B Notes shall initially have the sole right to deliver written notice, which notice shall be sent to the Trustee (the “Class A Buyout Notice”) electing to purchase (without recourse, warranty or representation (other than that the Holders of such Class A Notes own such Class A Notes free and clear of any Liens created or granted by the Holder of such Class A Notes)) the entire (but not less than the entire) aggregate amount of Outstanding Class A Notes (and all associated rights, titles, claims and privileges associated therewith) for an amount (the “Class A Buyout Price”) equal to the Outstanding Note Balance of, and accrued but unpaid interest on, the Class A Notes (excluding therefrom any premium or penalty otherwise payable). The Trustee agrees that it shall give to the Holders of the Class B Notes, Class C Notes, Class D Notes and Class E Notes written notice of the events described in clauses (i), (ii), and (iii) of this Section 6.16 promptly upon its receiving notice of such event or a Responsible Officer of the Trustee having actual knowledge thereof (such date of notice, the “Default Notice Date”).

If no Holder of the Class B Notes exercises its rights to purchase the Class A Notes within ten (10) Business Days of the Default Notice Date, then, without prejudice to any other rights of the Holders of the Class C Notes under the Transaction Documents, any one or more Holders of the Class C Notes shall then have the sole right to deliver the Class A Buyout Notice, which notice shall be sent to the Trustee electing to purchase (without recourse, warranty or representation (other than that the Holders of such Class A Notes own such Class A Notes free and clear of any Liens created or granted by the Holder of such Class A Notes)) the entire (but not less than the entire) aggregate amount of Outstanding Class A Notes (and all associated rights, titles, claims and privileges associated therewith) for the Class A Buyout Price.

If no Holder of the Class C Notes exercises its rights to purchase the Class A Notes within ten (10) Business Days of the Default Notice Date, then, without prejudice to any other rights of the Holders of the Class D Notes under the Transaction Documents, any one or more Holders of the Class D Notes shall then have the sole right to deliver the Class A Buyout Notice, which notice shall be sent to the Trustee electing to purchase (without recourse, warranty or representation (other than that the Holders of such Class A Notes own such Class A Notes free and clear of any Liens created or granted by the Holder of such Class A Notes)) the entire (but not less than the entire) aggregate amount of Outstanding Class A Notes (and all associated rights, titles, claims and privileges associated therewith) for the Class A Buyout Price.

If no Holder of the Class D Notes exercises its rights to purchase the Class A Notes within ten (10) Business Days of the Default Notice Date, then, without prejudice to any other rights of the Holders of the Class E Notes under the Transaction Documents, any one or more Holders of the Class E Notes shall then have the sole right to deliver the Class A Buyout Notice, which notice shall be sent to the Trustee electing to purchase (without recourse, warranty or representation (other than that the Holders of such Class A Notes own such Class A Notes free and clear of any Liens created or granted by the Holder of such Class A Notes)) the entire (but not less than the entire) aggregate amount of Outstanding Class A Notes (and all associated rights, titles, claims and privileges associated therewith) for the Class A Buyout Price. Such right shall expire ten (10) Business Days after the Default Notice Date.

The purchase of the Class A Notes pursuant to this Section shall close no later than the date specified in the operative Class A Buyout Notice. The Class A Buyout Price shall be remitted by wire transfer in immediately available federal funds to the Trustee.  Interest shall be calculated to but excluding the Business Day on which such purchase shall occur if the Class A Buyout Price is wired to the Trustee prior to 11:00 am New York time and interest shall be calculated to and including such Business Day if the Class A Buyout Price is wired to the Trustee, later than 11:00 am New York time.

Section 6.17                      Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.18                      Sale of Collateral.

(a)           The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Section 6.04 shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture and the other Transaction Documents shall have been paid.  The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

(b)           To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to one or more third parties, or otherwise liquidate, all or any portion of the Collateral, unless:

(i)           the Control Party consents to such Sale or liquidation; or

(ii)           the proceeds of such Sale or liquidation available to be distributed to the Noteholders are sufficient to pay in full all amounts then due with respect to the Notes and, without duplication, all amounts owed to the Servicer, Transferor, Trustee, Custodian, and Back-up Servicer.

(c)           Any Noteholder may bid for and acquire any portion of the Collateral in connection with a Sale thereof.  After the Trustee has received each offer to purchase all or any portion of the Collateral, the Trustee shall notify each Class B Noteholder, Class C Noteholder, Class D Noteholder and Class E Noteholder of the highest offer (the date of such notification, the “Collateral Purchase Notice Date”) and any one or more Class B Noteholders will initially have the sole right to purchase (not later than five Business Days after delivery of written notice to the Trustee of exercise of each right to purchase) the Collateral at the highest price there offered. If no Holder of the Class B Notes exercises its rights to purchase the Collateral within ten (10) Business Days of the Collateral Purchase Notice Date, the Trustee shall notify each Class C Noteholder of the highest offer and any one or more Class C Noteholders will then have the sole right to purchase (not later than five Business Days after delivery of written notice to the Trustee of exercise of each right to purchase) the Collateral at the highest price there offered. If no Holder of the Class C Notes exercises its rights to purchase the Collateral within ten (10) Business Days of the Collateral Purchase Notice Date, the Trustee shall notify each Class D Noteholder of the highest offer and any one or more Class D Noteholders will then have the sole right to purchase (not later than five Business Days after delivery of written notice to the Trustee of exercise of each right to purchase) the Collateral at the highest price there offered. If no Holder of the Class D Notes exercises its rights to purchase the Collateral within ten (10) Business Days of the Collateral Purchase Notice Date, the Trustee shall notify each Class E Noteholder of the highest offer and any one or more Class E Noteholders will then have the sole right to purchase (not later than five Business Days after delivery of written notice to the Trustee of exercise of each right to purchase) the Collateral at the highest price there offered, which right shall expire ten (10) Business Days after the Collateral Purchase Notice Date. If a Noteholder submits the highest bid, in lieu of paying cash therefor, such bidder may make settlement for the purchase price by crediting against the purchase price that portion of the net proceeds of such Sale to which such bidder would be entitled, after deducting the reasonable costs, charges and expenses (including reasonable attorneys’ fees and expenses) incurred by such Noteholder in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes.  The Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

(d)           The Trustee shall execute and deliver an appropriate instrument of conveyance provided to it by the Servicer transferring its interest in any portion of the Collateral in connection with a Sale thereof.  In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact with full irrevocable power and authority in the place and stead of the Issuer and in the name of the Issuer or in its own name, from time to time, from and after the occurrence of an Event of Default for the purpose of exercising the rights and remedies of the Trustee hereunder and, to take any and all action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the foregoing, including without limitation, to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale.  No purchaser or transferee at such a sale shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(e)           The method, manner, time, place and terms of any Sale of all or any portion of the Collateral shall be commercially reasonable.  The Trustee shall incur no liability for any Sale conducted in accordance with this Section.

Section 6.19                      Action on Notes.  The Trustee’s right to seek and recover judgment on the Notes or under this Indenture or the other Transaction Documents shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or the other Transaction Documents.  Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

ARTICLE VII
THE TRUSTEE

Section 7.01                      Certain Duties and Immunities.

(a)           Except during the existence of an Event of Default known to the Trustee as provided in subsection (e) below:

(i)           the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)           in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, such certificate or opinion shall cite the applicable provision and the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.

(b)           So long as any Event of Default or Event of Servicing Termination exists, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs, and nothing contained herein shall relieve the Trustee of such obligations.

(c)           No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith (as determined by a court of competent jurisdiction), except that:

(i)           this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

(ii)           neither the Trustee nor any of its officers, directors, employees or agents shall be liable with respect to any action taken or omitted to be taken by the Trustee in good faith in accordance with the written direction (A) given pursuant to this Indenture or (B) by the Control Party in accordance with Section 6.14 relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(iii)           no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability (financial or otherwise) in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability; and

(iv)           the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively proven by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts.

(d)           Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

(e)           For all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Default, Event of Default (except as described in Section 6.01(a) or (b)) or Event of Servicing Termination unless a Responsible Officer assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge or has received written notice (at the address and in the manner specified in Section 14.03) of any such event, and such notice references (i) the Notes generally, the Issuer or this Indenture or (ii) the applicable Default, Event of Default or Event of Servicing Termination.

(f)           Subject to Section 7.03(e), the Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder if it has reasonable grounds for believing that repayment of any funds expended or risked by it is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability, until such indemnity shall have been provided.

(g)           Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Collateral following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Collateral to another person or the acquisition of the Collateral by the Noteholders, the rights of the Noteholders shall continue to be governed by the terms of this Indenture.

(h)           Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this Section 7.01.

(i)           At all times during the term of this Indenture, the Trustee and the Custodian shall keep at their Corporate Trust Office for inspection by the Noteholders, the Contract Schedule and all amendments thereto delivered to it.

(j)           The Trustee shall have no obligation to ascertain whether any payment of interest on an overdue installment of interest is legally enforceable.

(k)           The Trustee shall not have any verbal discussions or provide information to the Rating Agency regarding the transactions contemplated by this Indenture without prior notice to the Issuer to ensure compliance with Rule 17g-5 under the Securities Exchange Act of 1934 ("Rule 17g-5") and the timely posting of information on any website maintained by the Issuer in order to comply with Rule 17g-5.  The Trustee agrees to provide all information or documents required to be delivered by it to the Rating Agency pursuant to the Transaction Documents to the Issuer for posting on its Rule 17g-5 compliant website, and shall confirm with the Issuer that these documents have been posted on the website, prior to providing or otherwise making available such information or documents to the Rating Agency or any third party.  The Trustee shall delay the posting of information or documents to the Trustee’s website or any other disclosure of such information or documents until the confirmation from the Issuer has been received, unless otherwise instructed by the Issuer.

Section 7.02                      Notice of Default and Other Events

.  Promptly upon the existence of any Default or Event of Default or Event of Servicing Termination known to the Trustee (within the meaning of Section 7.01(e)), the Trustee shall transmit by telephonic or telecopy communication confirmed by mail to all Noteholders, as their names and addresses appear in the Note Register, notice of such event hereunder known to the Trustee.

Section 7.03                      Certain Rights of Trustee

.  Except as otherwise provided in Section 7.01:

(a)           the Trustee may in good faith conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request, an Issuer Order, or any writing executed by a duly authorized officer of the Issuer;

(c)           whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith, negligence or willful misconduct on its part, reasonably request and conclusively rely upon an Officer’s Certificate of the Servicer or the Issuer;

(d)           the Trustee may consult with counsel selected by it with due care and familiar with such matters and the written advice or opinion of such counsel or any Opinion of Counsel (in form and substance satisfactory to the Trustee and addressed to the Trustee) shall be full and complete authorization and protection and the Trustee shall not be liable in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)           the Trustee may, at any time during the administration of this Indenture, request and receive a written direction from the Control Party in connection with actions to be taken in its capacity as Trustee and shall not be liable for any action taken or omitted in good faith reliance thereon;

(f)           the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture which are exercisable at the request or direction of any of the Noteholders or the Control Party pursuant to this Indenture, if it has reasonable grounds for believing that repayment of the costs, expenses (including legal fees and expenses) and liabilities which might be incurred by it in compliance with such request or direction is not assured to it without an indemnity reasonably satisfactory to it against such cost, expense or liability;

(g)           the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, entitlement, bond, note or other paper or document, unless requested in writing to do so by the Control Party; provided, however, that the Trustee shall be under no obligation to make such investigation if it has reasonable grounds for believing that repayment of any cost, expense or liability likely to be incurred in making such investigation is not assured to it without an indemnity reasonably satisfactory to it against such cost, expense or liability, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney;

(h)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder (including, for the avoidance of doubt, its duties with respect to the Auction Call Redemption), either directly or by or through agents, custodians, nominees or attorneys provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care; and

(i)           except as otherwise agreed in writing, the Trustee shall not be responsible for the payment of any interest on amounts deposited with it hereunder.

Notwithstanding the foregoing, nothing in this Indenture or the Servicing Agreement or any other Transaction Document regarding the Trustee shall limit the Back-up Servicer’s obligations under this Indenture or the Servicing Agreement or any other Transaction Document, which shall be governed by the respective agreement.

Section 7.04                      Not Responsible for Recitals or Issuance of Notes.

(a)           The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness or validity.  Other than pursuant to Section 7.17 hereof, the Trustee makes no representations as to the validity, adequacy or condition of the Collateral or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes.  The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order or for the use or application by the Servicer of any amounts paid to the Servicer under any provisions hereof.

(b)           Except as otherwise expressly provided herein or in the other Transaction Documents, and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the filing of any financing statements, amendments thereto, or continuation statements, the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Trustee or of any intervening assignment, the review of any Contract (it being understood that the Trustee (in its capacity as Trustee) has not reviewed and does not intend to review the substance or form of any such Contract), the performance or enforcement of any Contract, the compliance by the Issuer, the Servicer, the Transferor or any Obligor with any covenant or the breach by the Issuer, the Servicer, the Transferor or any Obligor of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account, or any loss resulting therefrom (other than losses from nonpayment of investments in obligations of U.S. Bank National Association issued in its capacity other than as Trustee or investments made in violation of the provisions hereof), the acts or omissions of the Issuer, the Servicer, the Transferor or any Obligor or any action of the Issuer, the Transferor or the Servicer taken in the name of the Trustee or the validity of the Servicing Agreement.

(c)           The Trustee shall not have any obligation or liability under any Contract by reason of or arising out of this Indenture or the granting of a security interest in such Contract hereunder or the receipt by the Trustee of any payment relating to any Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract.

Section 7.05                      May Hold Notes.  The Trustee, any Paying Agent, Note Registrar, or Authenticating Agent may, in its individual capacity, become the owner or pledgee of Notes.

Section 7.06                      Money Held in Trust.  Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more segregated, trust accounts (which shall be Eligible Accounts), in the name of the Trustee on behalf of the Secured Parties at the Corporate Trust Office, which accounts shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties.  The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer or otherwise specifically provided herein (in such case subject to the provisions of Section 13.03).

Section 7.07                      Compensation and Reimbursement.  The Issuer agrees:

(a)           Solely from amounts distributed from the Collection Account pursuant to Section 13.03, to:  (i) pay the Trustee monthly its fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), (ii) pay the Custodian monthly its fee for all services rendered by it hereunder as Custodian, in the amount of the Custodian Fee and (iii) pay to the Back-up Servicer its fee for all services rendered by it hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee, in each case in accordance with the priorities set forth in Section 13.03;

(b)           except as otherwise expressly provided herein and solely from amounts distributed pursuant to Section 13.03, to reimburse the Trustee, the Custodian or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee, the Custodian or the Back-up Servicer, respectively, in accordance with any provision of this Indenture or the Servicing Agreement or any other Transaction Document relating thereto (including the reasonable compensation and the expenses and disbursements of the Trustee’s, the Custodian’s and Back-up Servicer’s agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith; and

(c)           to indemnify and hold harmless the Trustee, the Custodian, the Securities Intermediary, the Back-up Servicer and their respective officers, directors, employees, representatives and agents from and against, and reimburse for, any loss, claim, obligation, action, suit liability, expense, penalty, stamp or other similar tax, reasonable costs and expenses (including reasonable attorneys’ and agents’ fees and expenses) damage or injury (to person, property or natural resources) of any kind and nature sustained or suffered by the Trustee, the Custodian, the Securities Intermediary and the Back-up Servicer by reason of any acts or omissions (or alleged acts or omissions) of the Trustee, the Custodian, the Securities Intermediary or the Back-up Servicer under the Transaction Documents or arising directly or indirectly out of the activities of the Issuer or any of the transactions contemplated hereby (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture) or the participation by the Trustee, the Custodian, the Securities Intermediary and the Back-up Servicer in the transactions contemplated by the Transaction Documents, including any judgment, award, settlement, reasonable attorneys’ fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that, the Issuer shall not indemnify the Trustee, the Custodian, the Securities Intermediary or the Back-up Servicer if such loss, liability, expense, damage or injury is due to the Trustee’s, the Custodian’s, the Securities Intermediary’s or the Back-up Servicer’s negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties; provided, further, that all amounts payable in respect of such indemnity shall be payable by the Issuer solely from the amounts distributed pursuant to Section 13.03 or released from the Lien of this Indenture.  The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and the provisions of this Section 7.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee, the Custodian, the Securities Intermediary or the Back-up Servicer.

(d)           The Trustee hereby acknowledges and agrees that if the Servicer and/or the Issuer fails to pay the amounts set forth in this Section 7.07, the Trustee will continue to perform its obligations under this Indenture, regardless of the Servicer and/or the Issuer’s failure to pay such amounts, until the appointment of a successor Trustee in accordance with Section 7.09 of this Indenture; provided, however, that in such event, the Trustee shall continue to be entitled to be paid all accrued amounts due it pursuant to this Section 7.07 from amounts payable pursuant to Section 13.03.

Section 7.08                      Corporate Trustee Required; Eligibility.  There shall at all times be a trustee hereunder, who shall be the Trustee, which shall:  (a) be a banking corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority and having an office within the United States of America; and (b) have a commercial paper or other short-term rating of at least A-1/P-1 from each of Moody’s and S & P and R-1 from the Rating Agency (if rated by the Rating Agency).  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.09                      Resignation and Removal; Appointment of Successor.

(a)           No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee.

(b)           The Trustee may resign at any time by giving thirty (30) days’ prior written notice thereof to the Issuer and the Noteholders.  If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, whose acceptance will not be unreasonably withheld or delayed.  Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee.

(c)           The Trustee may be removed by the Control Party at any time if one of the following events has occurred:

(i)           the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Issuer or the Control Party;

(ii)           the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

(iii)           the Trustee has failed to perform its duties in accordance with this Indenture or has breached any representation of warranty made in this Indenture; or

(iv)           upon thirty (30) days’ prior written notice of termination by the Control Party.

(d)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to any of the Notes, the Issuer shall promptly appoint a successor Trustee.  If no successor Trustee shall have been so appointed by the Issuer within thirty (30) days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then the Control Party may appoint a successor Trustee.  No removal or resignation of the Trustee shall become effective until the acceptance of the appointment of a successor Trustee that is eligible to act as Trustee under Section 7.08.

(e)           The Issuer shall give notice in the manner provided in Section 14.03 of each resignation and each removal of the Trustee and each appointment and acceptance of appointment of a successor Trustee with respect to the Notes.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

(f)           All amounts owing to the resigning or removed Trustee shall be payable solely on the next scheduled date for distributions and solely in accordance with the priorities set forth in Section 13.03.

Section 7.10                      Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Secured Parties and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Issuer, the Control Party or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.  Upon request of any such successor Trustee or the Control Party, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

Section 7.11                      Merger, Conversion, Consolidation or Succession to Business of Trustee.  Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided that such successor shall at all times be required to be eligible under Section 7.08), without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 7.12                      Co-Trustees and Separate Trustees.

(a)           At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and meeting the eligibility standards for the Trustee specified in Section 7.08, either to act as Co-Trustee, jointly with the Trustee of all or any part of such Collateral, or to act as separate Trustee of any such property (a “Co-Trustee”), in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section.  If the Issuer does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or, in case an Event of Default exists, the Trustee alone shall have power to make such appointment.

(b)           Should any written instrument from the Issuer be reasonably required by any Co-Trustee or separate Trustee so appointed for more fully confirming to such Co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

(c)           Every Co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

(i)           the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

(ii)           the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such Co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such Co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such Co-Trustee or separate Trustee at the direction or with the consent of the Trustee;

(iii)           the Trustee at any time, by an instrument in writing executed by it and, prior to the occurrence of an Event of Default, the Issuer, may accept the resignation of or remove any Co-Trustee or separate Trustee, appointed under this Section, and, in case an Event of Default exists, the Trustee shall have power to accept the resignation of, or remove, any such Co-Trustee or separate Trustee without the concurrence of the Issuer.  Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal.  A successor to any Co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

(iv)           no Co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any Co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14 provided, that the appointment of any Co-Trustee or separate Trustee shall not relieve the Trustee from any of its express duties and obligations under this Indenture; and

(v)           any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such Co-Trustee and separate Trustee.

Section 7.13                      Maintenance of Office or Agency; Initial Appointment of Payment Agent.  The Note Registrar will maintain an office within the State of New York or the State of Minnesota where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served.  The Issuer hereby appoints the Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes.

Section 7.14                      Appointment of Authenticating Agent.  The Trustee may at its expense appoint an Authenticating Agent or Authenticating Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.08, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee certificate of authentication or the delivery of Notes to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Trustee.  Each Authenticating Agent shall be acceptable to the Issuer (whose acceptance shall not be unreasonably withheld or delayed) and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer.  The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Noteholders and to the Issuer.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and, after the occurrence of an Event of Default, the Control Party, and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Noteholders, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Notes described in the within-mentioned Indenture.

U.S. Bank National Association, as Trustee

By:
As Authenticating Agent

By:
As Authenticating Agent

Section 7.15                      Appointment of Paying Agent other than Trustee; Money for Note Payments to be Held in Trust.

If, at the request of the Trustee, a party other than the Trustee is ever appointed as a Paying Agent, the Issuer will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section, such Paying Agent will:

(a)           hold all sums held by it for the payment of principal or interest on Notes in trust in an Eligible Account in the name of the Trustee on behalf of the Issuer at the Corporate Trust Office, which account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties, until such sums shall be paid to such Persons or otherwise disposed of as provided in Section 13.03;

(b)           give the Trustee and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

(c)           at any time, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to Section 11.04, any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request, and the Noteholder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Trustee and such Paying Agent with respect to such trust money or the related Note, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may (upon delivery of an Issuer Order), cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.  The Trustee may also adopt and employ, any other reasonable means of notification of such repayment (including mailing notice of such repayment to the Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).  No additional interest shall accrue on the related Note subsequent to the date on which such funds were available for distribution to such Noteholder.

Section 7.16                      Rights with Respect to the Servicer and Back-up Servicer.  The Trustee’s rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by this Indenture, the Servicing Agreement and the other Transaction Documents.

Section 7.17                      Representations and Warranties of the Trustee.  The Trustee hereby represents and warrants for the benefit of the parties hereto and the Secured Parties that:

(a)           Organization and Good Standing.  The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has the power to own its assets and to transact the business in which it is presently engaged;

(b)           Authorization.  The Trustee has the power, authority and legal right to execute, deliver and perform this Indenture and each other Transaction Document to which it is a party and to authenticate the Notes, and the execution, delivery and performance of this Indenture and each other Transaction Document and the authentication of the Notes has been duly authorized by the Trustee by all necessary corporate action;

(c)           Binding Obligations.  This Indenture and each other Transaction Document to which the Trustee is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute the legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefore may be brought, whether in a proceeding at law or in equity;

(d)           No Violation.  The performance by the Trustee  of its obligations under this Indenture and each other Transaction Document to which the Trustee is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the charter documents or bylaws of the Trustee;

(e)           No Proceedings.  To the best of its knowledge, there are no proceedings or investigations to which the Trustee is a party pending, or, to the knowledge of the Trustee, threatened, before any court, regulatory body, administrative agency or other tribunal or Governmental Authority (A) asserting the invalidity of this Indenture or any other Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture or any other Transaction Document or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Indenture, the Notes or any other Transaction Documents;

(f)           Approvals.  Neither the execution or delivery by the Trustee of this Indenture or any other Transaction Document to which it is a party nor the consummation of the transactions by the Trustee contemplated hereby or by any other Transaction Document to which it is a party requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any Governmental Authority under any existing federal or state law governing the banking or trust powers of the Trustee; and

(g)           Eligibility.  The Trustee meets the eligibility requirements set forth in Section 7.08 hereof.

ARTICLE VIII
THE CUSTODIAN

Section 8.01                      Appointment of Custodian.  Subject to the terms and conditions hereof, the Issuer hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment and agrees to act as Custodian on behalf of the Secured Parties to maintain exclusive custody of the Contract Files in order to perfect the ownership interest of the Issuer in the Contracts and the security interest of the Secured Parties in the Contracts and the other items in the Contract Files and any and all proceeds of the foregoing; provided that from and after the release or discharge of the Secured Parties’ lien in and to the Contracts and the other items in the Contract Files and any and all proceeds of the foregoing, the Custodian shall serve as exclusive agent and custodian of the Issuer with respect to the Contract Files.

Section 8.02                      Removal of Custodian. With or without cause, with sixty (60) days’ notice, (a) prior to the occurrence of an Event of Default the Issuer may, with the prior written consent of the Control Party, or (b) following the occurrence of an Event of Default, the Control Party may, remove and discharge the Custodian from the performance of its duties under this Indenture with respect to any or all of the Contracts and related Contract Files by written notice from the Issuer or the Control Party, as the case may be, to the Custodian, with a copy to the Trustee and the Servicer.  Having given notice of such removal, the Issuer (prior to the occurrence of an Event of Default) or the Control Party (following the occurrence of an Event of Default) shall, by written instrument and with the consent of the Control Party (if the notice of removal came from the Issuer), promptly appoint a successor custodian to act on behalf of the Issuer in replacement of the Custodian under this Indenture, which successor Custodian shall be satisfactory to the Control Party in its sole discretion.  In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed, all affected Contracts and related Contract Files.  In the event of removal of the Custodian for cause and the appointment of a successor custodian under this Indenture, the expenses of transferring the Contracts and related Contract Files to the successor custodian shall be at the expense of the Custodian.  In the event of removal of the Custodian without cause by the Issuer (prior to the occurrence of an Event of Default) or the Control Party, as the case may be, and the appointment of a successor custodian under this Indenture, the Issuer shall be responsible for the expenses of transferring the Contracts and related Contract Files to the successor custodian.  Notwithstanding the foregoing, this Indenture shall remain in full force and effect with respect to any Contracts and related Contract Files for which this Indenture is not terminated hereunder.  The Custodian may petition a court of competent jurisdiction to appoint a successor hereunder if no successor is appointed within such 60-day notice period.

Section 8.03                      Termination by Custodian. The Custodian may terminate its obligations under this Indenture upon at least sixty (60) days’ notice to the Servicer, the Issuer and the Noteholders; provided, no termination shall be effective until appointment of a successor acceptable to the Issuer or, if an Event of Default has occurred, the Control Party.  In the event of such termination, the Issuer shall promptly appoint a successor custodian; provided that after the occurrence of an Event of Default, solely the Control Party may appoint a successor custodian.  The payment of such successor custodian’s fees and expenses with respect to each Contract and related Contract Files shall be solely the responsibility of the Issuer.  Upon such appointment, the Custodian shall promptly transfer to the successor custodian, as directed, all Contracts and related Contract Files being held under this Indenture.  The Custodian may petition a court of competent jurisdiction to appoint a successor hereunder if no successor is appointed within such sixty (60) day notice period.

Section 8.04                      Limitations on the Custodian’s Responsibilities.

(a)           Except as provided herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Contracts or related Contract Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(b)           The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Indenture, other than for the Custodian’s compensation or for reimbursement of expenses.

(c)           The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Contract; provided that, the foregoing shall not reduce or eliminate the Custodian’s obligations under Section 4.03 hereof.

(d)           Any other provision of this Indenture to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any document executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Indenture unless the Custodian is a signatory party to that document or such document is the Indenture, the Servicing Agreement or the Lockbox Intercreditor Agreement.  Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms and conditions (including, without limitation, definitions not otherwise set forth in full in this Indenture) of documents executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Indenture, to the extent such terms and provisions are referenced, or are incorporated by reference, into this Indenture only as long as the Custodian shall have been provided a copy of any such document or Indenture.  Each of the Trustee, the Back-up Servicer and the Custodian acknowledges receipt of a copy of the Transaction Documents to which it is a party on the Closing Date.

(e)           The duties and obligations of the Custodian shall only be such as are expressly set forth in this Indenture or as set forth in a written amendment to this Indenture executed by the parties hereto or their successors and assigns.  In the event that any provision of this Indenture implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting.  In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(f)           Nothing in this Indenture shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Contract and related Contract Files is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian, the Issuer or the Servicer to perform its duties hereunder or under the other Transaction Documents.

(g)           The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Indenture, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

(h)           The Custodian may, at any time during the administration of this Indenture, request and receive a written direction from the Control Party in connection with actions to be taken under this Indenture and shall not be liable for any action taken or omitted in good faith reliance thereon;

(i)           No provision of this Indenture shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its reasonable judgment, it shall believe that repayment of such funds is not reasonably assured to it without an indemnity against such risk or liability.

(j)           The Custodian shall have no duty to ascertain whether or not each amount or payment has been received by the Trustee or any third person.

Section 8.05                      Limitation on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed (which belief may be based upon the opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Indenture, except for its or their own negligence, lack of good faith or willful misconduct.  The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.  The provisions of this Section 8.05 shall survive the termination of this Indenture.

Section 8.06                      Custodian Obligations Regarding Genuineness of Documents. In the absence of bad faith or negligence on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Indenture; provided that the provisions of this Section shall not in any manner limit or reduce the responsibilities of the Custodian under this Indenture.

Section 8.07                      Force Majeure. The Custodian shall not be responsible for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, government regulations adopted after the date of this Indenture, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters of a similar nature which are beyond its control.

ARTICLE IX
[RESERVED]

ARTICLE X
SUPPLEMENTAL INDENTURES

Section 10.01                                Supplemental Indentures without Consent of the Noteholders.

(a)           The Issuer, the Trustee and the Custodian, without the consent of the Holders of any Notes may, at any time and from time to time, enter into one or more amendments to this Indenture or indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that (x) any such amendment or supplemental indenture, as evidenced by an opinion of counsel, will not have an adverse effect on the rights or interests of the Holders, (y) the Rating Agency Condition shall have been satisfied and (z) any such amendment does not modify this Indenture in a manner requiring the consent of all affected Noteholders as described in Section 10.02 hereof:

(i)           to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the Lien of this Indenture additional property; or

(ii)           to cause the provisions in this Indenture to conform to or be consistent with or in furtherance of the statements made with respect to the Notes, the Collateral or the Transaction Documents in the Offering Circular to the extent that such provisions were intended to be verbatim recitations of a provision in the Offering Circular, or to correct or supplement any provision in the Indenture which may be inconsistent with any other provisions therein or with the provisions of any other Transaction Document; or

(iii)           to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer in this Indenture and in the Notes; or

(iv)           to add to the covenants of, and the conditions, limitations and restrictions to be observed by, the Issuer, for the benefit of the Secured Parties or to surrender any right or power conferred upon the Issuer in this Indenture; or

(v)           to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

(vi)           to evidence the succession of the Trustee pursuant to the terms of this Indenture.

(b)           The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties, indemnities, liabilities or immunities under this Indenture or otherwise.

(c)           Promptly after the execution by the Issuer, the Custodian and the Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Rating Agency and each Noteholder a copy of such supplemental indenture.

Section 10.02                                Supplemental Indentures with Consent of the Noteholders. With the prior written consent of the Majority Holders and the Servicer, the Issuer, the Trustee and the Custodian may enter into an amendment or modification to this indenture or into indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture (other than as provided in Section 10.01 hereof); provided, however, that no such amendment or supplemental indenture shall become effective without the consent of each of the Holders of the Notes adversely affected thereby if such amendment or supplemental indenture shall:

(a)           change the Stated Maturity Date of any Note or the due date of any installment of principal of, or method of computing principal of, or any installment of interest on, any Note, or change the principal amount thereof or the applicable Note Rate thereof or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

(b)           reduce the percentage of the principal amount of Outstanding Notes, the consent of the Holders of which is required for any such amendment or supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

(c)           impair or adversely affect the priority of any payments payable by the Trustee from the Collection Account on each Payment Date under this Indenture; or

(d)           permit the creation of any Lien ranking prior to, on a parity with, or subordinate to the Lien of the Trustee with respect to any part of the Collateral or, except as expressly provided in this Indenture, terminate or release the Lien of the Trustee on any material portion of the Collateral at any time subject to the Indenture or deprive any Secured Party of the security afforded by the Lien of this Indenture; or

(e)           modify or alter any of the provisions of this Section 10.02 or any defined term used in Sections 10.01 or 10.02 of this Indenture (or any defined term used therein), except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Noteholder affected thereby; or

(f)           modify Sections 6.01(a), 6.01(b), or Section 13.03 or any defined term used therein.

The Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment or supplemental indenture that affects in any adverse respect the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Promptly after the execution by the Issuer, the Servicer, and the Trustee (and all Noteholders if required to approve such amendment or supplement) of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Rating Agency, the Back-up Servicer and each Noteholder a copy of such supplemental indenture.

Section 10.03                                Execution of Supplemental Indentures.  In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture and the Trustee receive, and (solely with respect to the Trustee, subject to Section 7.01) shall be not be liable for and shall be fully authorized to conclusively rely in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent to such execution have been satisfied.

Section 10.04                                Effect of Supplemental Indentures.  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 10.05                                Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture.  If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

Section 10.06                                Back-Up Servicer Consent. Notwithstanding any other provision to the contrary, for so long as there is a Back-Up Servicer, the Issuer, the Indenture Trustee and the Custodian shall not, without the consent of the Back-Up Servicer (such consent not to be unreasonably withheld), make, execute, acknowledge or deliver amendments to this Indenture or enter into any supplemental indentures hereto or thereto or otherwise waive or amend any provision of this Indenture if such action shall have, or it is expected may have, a material adverse effect on the Back-Up Servicer or any successor Servicer.

Section 10.07                                Amendments to the Lockbox Intercreditor Agreement

.  The Trustee shall not enter into any material amendment, modification, supplement, consent or waiver of the Lockbox Intercreditor Agreement without the satisfaction of the Rating Agency Condition.

ARTICLE XI

REDEMPTIONS AND PREPAYMENTS OF NOTES

Section 11.01                                Redemptions of Notes.

(a)           Auction Call and Optional Redemption.  (I) If there is a successful Auction in accordance with Section 11.06, the Trustee shall apply the proceeds of the Auction to redeem, in whole but not in part, all Outstanding Notes prior to the Stated Maturity Date (the “Auction Call Redemption”) and (II) if the Auction is completed and is not successful in accordance with Section 11.06 or if no Auction is conducted due to the conditions in the first sentence of Section 11.06 not being satisfied, the Issuer shall have the right, subject to the terms hereof, to redeem, in whole but not in part, all Outstanding Notes on the Redemption Date fixed in accordance therewith on any Payment Date on which the Aggregate Outstanding Note Balance, after giving effect to the payments made on such Payment Date, is less than or equal to ten percent (10%) of the Aggregate Initial Note Balance issued under this Indenture (an “Optional Redemption”). In connection with the Auction Call Redemption, the Trustee shall set the Redemption Date as a Payment Date in accordance with Section 11.06. In connection with an Optional Redemption, the Issuer shall set the Redemption Date as a future Payment Date.  Installments of interest and principal due on or prior to the Redemption Date shall continue to be payable to the Holders of the Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.09 hereof.

Section 11.02                                Redemption Procedures.  In connection with any redemption pursuant to Section 11.01 hereof:

(a) in the case of an Optional Redemption, the Issuer shall, at least 15 days prior to the Redemption Date, notify the Trustee and the Holders of the Notes in writing of the Optional Redemption and, in the case of an Auction Call Redemption, the Trustee shall, as soon as reasonably practical after the Auction and, in any event, prior to the Redemption Date, notify the Holders of the Notes in writing of the Auction Call Redemption;

(b) in the case of an Optional Redemption, the Issuer and, in the case of the Auction Call Redemption, the Winning Bidder, shall deposit in the Collection Account on the Business Day immediately preceding the Redemption Date at least the amounts described in Section 11.02(c);

(c) in the case of an Optional Redemption, the Issuer shall deliver an Issuer Order directing the Trustee to and the Trustee shall, and, in the case of the Auction Call Redemption, the Trustee shall (without any Issuer Order), make payment on the Redemption Date of the sum of (A) the Redemption Price plus, (B) fees, expenses and other reimbursable amounts owing to the Noteholders, the Transferor, the Trustee (including any expenses related to the Auction Call Redemption), the Securities Intermediary, the Custodian, the Back-up Servicer and the Servicer under the Transaction Documents; and

(d) upon delivery to the Trustee, the Noteholders, the Custodian, the Paying Agent, and the Back-up Servicer of such documents and an Officer’s Certificate from the Servicer certifying that (1) the amounts required to be deposited into the Collection Account shall have been deposited and (2) the requirements of this Article XI have been satisfied, the Trustee shall release its interest in the entire Collateral as provided in Section 11.05.

Section 11.03                                Notice of Redemption to Noteholders.  In the case of an Optional Redemption, upon receipt of the Optional Redemption notice set forth in Section 11.02(a), the Trustee shall provide notice thereof with a copy of such notice of redemption pursuant to Section 11.01 by first class mail or courier delivery, dispatched no later than five (5) Business Days following the date on which such notice was provided, to each Noteholder (at its address in the Note Register). In the case of the Auction Call Redemption, the Trustee shall, as soon as reasonably practical after award to the Winning Bidder at the Auction and, in any event, prior to the Redemption Date, provide notice thereof by first class mail or courier delivery to each Noteholder (at its address in the Note Register).

All notices of redemption shall state:

(a)           the Redemption Date;

(b)           the amount that will be deposited in the Collection Account, which shall be at least the sum of (A) the Redemption Price plus (B) all other amounts that are payable to the Noteholders, the Trustee (including any expenses related to the Auction Call Redemption), the Transferor, the Custodian, the Back-up Servicer, and the Servicer under the Transaction Documents on the Redemption Date;

(c)           that on the Redemption Date, the Redemption Price will become due and payable with respect to the Notes, and that interest on all Outstanding Notes shall cease to accrue on such date;

(d)           all conditions precedent in connection with such redemption have been satisfied;

(e)           the address at which such redeemed Notes shall be delivered; and

(f)           the record date for such Redemption Date, which shall be one Business Day before the Redemption Date.

Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer.

Section 11.04                                Amounts Payable on Redemption Date.  Notice of redemption having been given to Noteholders as provided in Section 11.03, such Notes shall, on the Redemption Date, become due and payable at the Redemption Price, and on such Redemption Date (unless the Issuer, in the case of an Optional Redemption or the Winning Bidder, in the case of an Auction Call Redemption, shall default in the payment of such Redemption Price), all of the Outstanding Notes shall cease to bear interest.  On the Redemption Date:  (A) each Noteholder shall be paid such Noteholder’s applicable share of the Redemption Price by the Paying Agent on behalf of the Issuer upon presentation and surrender of their respective Notes at the office or agency specified in Section 7.13; and (B) each other Person to whom monies are owed under Section 11.03(b) shall be paid all amounts owing to such Person from the amounts deposited in the Collection Account in accordance with Section 11.02(b); provided, that no redemption may be effectuated unless, concurrently with the redemption occurring under this Article XI, all amounts due under this clause (B) shall be paid in full from funds on deposit in the

Collection Account.  If the Holder of any Note called for redemption shall not be so paid, then the principal shall, until paid, bear interest from the Redemption Date at the applicable Note Rate and the redemption of such Note(s) shall be canceled, the Paying Agent shall return the related portion of the Redemption Price to the Issuer or other Person providing the funds for payment, and such Notes shall be payable on the Stated Maturity Date or earlier to the extent otherwise provided herein.  All amounts payable on the Redemption Date shall be paid in accordance with this Section 11.04, without regard to the priority of distribution provisions contained in Section 13.03.

Section 11.05                                Release of Contract Assets in Connection with Redemptions.

(a)           In connection with the redemptions permitted under this Article XI, the Trustee shall release its Lien on the Contracts, upon (I) the deposit of the amounts set forth in Section 11.02(c) into the Collection Account and (II) the Issuer’s delivery to the Trustee and the Custodian of an Officer’s Certificate, (1) identifying the Contracts and the related Equipment to be released, (2) requesting the release thereof, (3) setting forth the amount deposited in the Collection Account with respect thereto, (4) certifying that the amount deposited in the Collection Account is at least equal to the Redemption Price and all other amounts required to be paid in connection with a redemption under this Article XI, and (5) certifying that all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied.

(b)           Upon release of the Trustee’s Lien on the Contracts in accordance with Section 11.05(a), the Custodian shall deliver to the Issuer, in the case of an Optional Redemption, or to the Winning Bidder, in the case of the Auction Call Redemption, the Contracts and all related Contract Assets described in the Issuer’s Officer’s Certificate.

Section 11.06                                Auction of Collateral

The Trustee shall conduct one and only one auction (the “Auction”) of all of the Collateral commencing promptly after the Payment Date (the “Auction Trigger Payment Date”), if any, on which the Aggregate Outstanding Note Balance, after giving effect to the payments made on such Payment Date, is less than or equal to twenty seven million dollars ($27,000,000) (i.e. fifteen percent (15%) of the Aggregate Initial Note Balance issued under this Indenture) and greater than eighteen million dollars ($18,000,000) (i.e. ten percent (10%) of the Aggregate Initial Note Balance issued under this Indenture) in order to redeem, in whole but not in part, all Outstanding Notes prior to the Stated Maturity Date and in accordance with this Article XI; provided that the Auction shall not be deemed successful and no Auction Call Redemption shall occur unless the conditions set forth in this Section 11.06 are satisfied. Except for the Sellers, any LEAF Party or Affiliate thereof may, but shall not be required to, bid at the Auction. The method, manner, time, place and terms of the Auction shall be fixed by the Trustee and shall be commercially reasonable, providing reasonable opportunity for any prospective bidder to conduct a due diligence review of the Collateral. The Auction shall be conducted via public advertisement and shall not be a private auction. The Trustee, on behalf of the Issuer, shall sell and transfer all of the Collateral, without representation, warranty or recourse, to the highest qualifying bidder (the “Winning Bidder”) for the Collateral at the Auction on the Business Day immediately preceding the Redemption Date, which shall be the second Payment Date immediately following the Auction Trigger Payment Date, but only if:

(1) there are at least two bona fide bids at the Auction from Persons that are not the Originator, the Sellers, the Transferor or an Affiliate of either of them;

(2) the highest bid at the Auction is an amount in cash equal to or greater than the sum of (A) the Redemption Price and (B) fees, expenses and other reimbursable amounts owing to the Noteholders, the Transferor, the Trustee (including any expenses related to the Auction Call Redemption), the Securities Intermediary, the Custodian, the Back-up Servicer and the Servicer under the Transaction Documents; and

(3) the Winning Bidder has entered into a written agreement with the Issuer and the Trustee that obligates such highest bidder to purchase all of the Collateral at the highest bid, with the closing of such purchase (and full payment in immediately available funds to the Collection Account) to occur on the Business Day immediately preceding the Redemption Date.

If a Noteholder is the Winning Bidder, in lieu of paying cash therefor, such bidder may make settlement for the purchase price by crediting against the purchase price that portion of the net proceeds of such Auction to which such Winning Bidder would be entitled, after deducting the reasonable costs, charges and expenses (including reasonable attorneys’ fees and expenses) incurred by such Noteholder in connection with such Auction and the closing of the purchase of the Collateral. If no qualifying bid is received before the seventh Business Day immediately preceding the Redemption Date, or if the Winning Bidder shall fail to close the purchase of the Collateral as aforesaid, then no Auction sale shall occur. For the avoidance of doubt, the Trustee shall conduct only one Auction.

ARTICLE XII
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 12.01                                Representations and Warranties.

The Issuer hereby makes the following representations and warranties for the benefit of the Trustee, the Custodian and the Secured Parties on which the Trustee relies in accepting the Collateral in trust and in authenticating the Notes.  Except as specifically provided otherwise, such representations and warranties are made as of the Closing Date and each Acquisition Date and shall survive the transfer, grant and assignment of the Collateral to the Trustee.

(a)           Organization and Good Standing.  The Issuer is a Delaware limited liability company duly organized, validly existing and is not organized under the laws of any other jurisdiction.  The Issuer is in good standing under the law of the State of Delaware and each other State where the nature of its activities requires it to “qualify to do business”, except to the extent that the failure to so qualify would not individually or in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.

(b)           Authorization.  The Issuer has the power, authority and legal right to execute, deliver and perform under the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary limited liability company action.

(c)           Binding Obligation.  Each of the Transaction Documents to which the Issuer is a party, assuming due authorization, execution and delivery by the parties thereto other than the Issuer, constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

(d)           No Violation.  The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents will not:  (i) conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Issuer, any indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound; (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or (iii) violate any law or, to the best of the Issuer’s knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

(e)           No Proceedings.  There are no proceedings or investigations to which the Issuer, or any of the Issuer’s Affiliates, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents or any Receivable or any Contract, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents, or (C) seeking any determination or ruling that would adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents or any Receivable or any Contract.

(f)           Approvals.  All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Indenture (except that no such representation is made with respect to any necessary approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.

(g)           Principal Office.  The Issuer’s principal place of business and chief executive office is located at the Issuer Address.

(h)           Transfer and Assignment.  Upon the delivery by or on behalf of the Issuer to the Trustee of the Contracts and the filing of the financing statements described in Sections 4.01(a)(v) and 4.02(b), the Trustee, for the benefit of the Secured Parties, shall have a first priority perfected security interest in the Issuer’s interest in the Contracts and Receivables and the proceeds thereof and that portion of the Collateral in which a security interest may be perfected by possession or the filing of a financing statement, in each case, under the UCC, limited to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction; provided that none of the Servicer, the Transferor and the Issuer shall be required to file or record assignments of any UCC-1 financing statements or other lien recordings made against an Obligor.  All filings (including UCC filings) as are necessary in any jurisdiction to perfect the security interest of the Trustee in the Collateral, including the transfer of the Contracts and any other payments to become due thereunder, have been made.

(i)           Owners of the Issuer.  LEAF Equipment Finance Fund 4, L.P. owns one hundred percent (100%) of the Equity Interest in the Issuer, and such Equity Interest is duly authorized, validly issued, fully paid for and non-assessable by the Issuer.

(j)           Bulk Transfer Laws.  The transfer, assignment and conveyance of the Contract Assets by the Issuer pursuant to this Indenture are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(k)           The Contract Assets.  The rights of the Issuer with respect to the representations and warranties that are made by the Transferor in the Purchase and Contribution Agreement and each Assignment Agreement, as of each Acquisition Date have been assigned by the Issuer to the Trustee pursuant to the terms hereof, and the Issuer is not aware of any inaccuracy in any such representations and warranties except for such inaccuracies as have been provided in writing to the Trustee.

(l)           Solvency.  The Issuer, both prior to and after giving effect to the transactions contemplated hereby, (i) is not “insolvent” (as such term is defined in §101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the activities that it conducts or for any transaction(s) in which it is about to engage.

(m)           Investment Company.  The Issuer is not an “investment company” or a company controlled by an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or otherwise subject to any other federal or state statute or regulation limiting its ability to incur indebtedness.  The Issuer, at all times, within the meaning of 17 C.F.R. 270.3a-7, (1) will have issued only the Notes and the membership interests issued to its managing member at its formation, and any other securities issued by the Issuer are “fixed income securities or other securities ... that depend primarily on the cash flow from eligible assets” and for which a trustee is appointed in compliance with 17 C.F.R. 270.3a-7(a)(4), (2) will sell its securities only to its affiliates, “qualified institutional buyers”, or institutional accredited investors or will sell securities “rated, at the time of initial sale, in one of the four highest categories assigned long-term debt” by one of DBRS, Moody’s, S & P or Fitch, (3) will either acquire or dispose of the Contracts only in accordance with and as permitted by the Purchase and Contribution Agreement, the Assignment Agreements, the Purchase and Sale Agreements, the Assignments, the Servicing Agreement, its limited liability company operating agreement and the Indenture or (y) any other “eligible assets” only (a) in accordance with the agreements under which its securities are issued, (b) if a rating downgrade of any of its outstanding “fixed-income securities” does not result and (c) if such acquisition or disposition is not “for the primary purpose of recognizing gains or decreasing losses resulting from market value changes”.  The Issuer will not engage in any business other than that expressly permitted by the Transaction Documents and its limited liability company operating agreement.

(n)           Limited Activities.  Since its formation, the Issuer has conducted no activities other than the execution, delivery and performance of the Transaction Documents contemplated hereby, and such other activities as are incidental to the foregoing and otherwise permitted under Section 12.02(i).  The Issuer has incurred no indebtedness nor engaged in any activities or transactions nor acquired any assets except as expressly contemplated hereunder and under the other Transaction Documents.

(o)           Taxes.  The Issuer has filed or caused to be filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Issuer or the Servicer on its behalf has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

(p)           Lockbox Accounts.  The Issuer has no lockbox accounts or other bank accounts for the collection of the Contract Assets other than the Lockbox Account.

(q)           Accuracy of Information.  All certificates, reports, financial statements and similar writings furnished by or on behalf of the Issuer to the Trustee or any Noteholder, at any time pursuant to any requirement of, or in response to any written request of any such party under, this Indenture or any other Transaction Document, have been, and all such certificates, reports, financial statements and similar writings hereafter furnished by the Issuer to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

(r)           Rating Agency Perfection Requirements as to Collateral.

(1)           This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Trustee, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Issuer.  The Issuer has good and marketable title to the Collateral (including the Collection Account, the Reserve Account, the Servicer Transition Account and all amounts from time to time on deposit in the Lockbox Account with respect to the Contracts), free and clear of any Liens (except as otherwise provided in the Lockbox Intercreditor Agreement and the rights of Obligors to Security Deposits retained by the Issuer).

(2)           All of the Contracts included in the Collateral constitute “tangible chattel paper” within the meaning of the UCC.  The Issuer has transferred to the Trustee the original copies of such tangible chattel paper, and, other than the stamp, if any, in favor of a prior lender that signed a Release Agreement related to a Contract, none of such tangible chattel paper has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than in favor of the Issuer or the Trustee.  The Equipment related to each Contract constitutes either “equipment” for purposes of section 9-102(33) of the UCC or “inventory” for purposes of section 9-102(48) of the UCC; provided however, that not more than 5.0% of the Contracts may relate to Equipment that does not constitute “equipment” for purposes of section 9-102(33) of the UCC or “inventory” for purposes of section 9-102(48) of the UCC.

(3)           The Issuer has caused (and will instruct the Servicer to cause), the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Collateral to the Trustee hereunder.  Each such financing statement will contain a statement that a “purchase of, or security interest in, any collateral described in this financing statement will violate the rights of the Trustee.”

(4)           Each of the Reserve Account, the Collection Account and the Servicer Transition Account constitutes a “securities account” within the meaning of the applicable UCC.  As provided in Section 13.02(e), the securities intermediary for the Collection Account, the Reserve Account and the Servicer Transition Account has agreed to treat all assets credited thereto as “financial assets” within the meaning of the UCC and the Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Trustee as the person having a security entitlement against the securities intermediary in the Collection Account, the Reserve Account and the Servicer Transition Account.  None of the Reserve Account, the Collection Account or the Servicer Transition Account is in the name of any person other than the Trustee for the benefit of the Secured Parties.  The Issuer has not permitted the securities intermediary of the Collection Account, the Reserve Account or the Servicer Transition Account to comply with entitlement orders of any person other than the Trustee.  The Issuer has received all consents and approvals required in connection with the Grant to the Trustee of its interest and rights in the Reserve Account, the Collection Account and the Servicer Transition Account.

(5)           The Lockbox Account constitutes a “deposit account” within the meaning of the applicable UCC.  The Issuer has delivered, or has caused the Servicer to deliver, to the Trustee, a fully executed Lockbox Intercreditor Agreement relating to the Lockbox Account, pursuant to which the Lockbox Bank has agreed to comply with all instructions by the Trustee, as securities intermediary thereunder, directing the disposition of funds in the Lockbox Account without further consent by the Issuer or the Servicer.  The Issuer has not permitted any Lockbox Bank to comply with any instructions of any other Person regarding withdrawal of funds other than the Trustee and, to the extent permitted under the Transaction Documents, the Servicer.  The Lockbox Account is not in the name of any person other than the Issuer, the Trustee or the Lockbox Bank, as securities intermediary under the Lockbox Intercreditor Agreement.

(6)           Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer, the Transferor, the Originator or the Sellers that include a description of collateral that includes the Collateral other than any financing statement that has been terminated or released.  The Issuer is not aware of any judgment, ERISA or tax lien filings against the Issuer, the Transferor or the Sellers.

(7)           Notwithstanding any other provision of this Indenture or any other Transaction Document, the representations contained in this Section 12.01(r) shall be continuing and remain in full force and effect, without waiver, until the date on which the Notes have been paid in full.

(8)           In the event that the sale of a Contract by the Transferor to the Issuer under the Purchase and Contribution Agreement and the pledge of such Contract by the Issuer to the Trustee, for the benefit of the Secured Parties, hereunder are insufficient, without a notation on a related Motorized Titled Equipment’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which such Motorized Titled Equipment is located, to assign the ownership of such Motorized Titled Equipment to the Issuer or to perfect a security interest in such Motorized Titled Equipment (and the proceeds thereof) in favor of the Trustee, for the benefit of the Secured Parties, the parties hereto agree that (i) the designation of the Servicer (or its nominee) or the Originator (or its nominee) under a Lienholder Nominee Agreement, to be executed within 180 days following the first day of inclusion of such Contract secured by such Motorized Titled Equipment in the calculation of the Discounted Pool Balance, as the lienholder on the certificate of title with respect to such Motorized Titled Equipment, is in its capacity as agent of the Issuer and the Trustee, for the benefit of the Secured Parties, as their interests may appear, and (ii) such designation shall be sufficient until such notations are made or additional administrative requirements are fulfilled.

(9)           Any Contract for which the Servicer shall not have within 180 days of the first day of inclusion of such Contract secured by such Motorized Titled Equipment in the calculation of the Discounted Pool Balance, (i) received a Lien Certificate showing the Issuer or the Servicer (or its nominee) or the Originator (or its nominee) under a Lienholder Nominee Agreement as secured party with respect to the related Motorized Titled Equipment from the applicable Registrar of Titles and (ii) delivered such Lien Certificate or such evidence to the Custodian, shall no longer be included in the calculation of the Discounted Pool Balance.  In the case of any Contract excluded from the calculation of the Discounted Pool Balance pursuant to the previous sentence, the Contract so excluded from the calculation of the Discounted Pool Balance may at a later time be included in the calculation of the Discounted Pool Balance, provided, that the Custodian shall have received a Lien Certificate showing the Issuer or the Servicer (or its nominee) or the Originator (or its nominee) under a Lienholder Nominee Agreement as secured party with respect to the related Motorized Titled Equipment from the applicable Registrar of Titles.

(10)           At all times, all Collateral will consist of property in which a security interest may be created and attach under the UCC.

(s)           Existing Contracts.  As to each Initial Contract and the related Contract Assets, as of the Closing Date:  (i) the information set forth in the Contract Schedule with respect to such Contract is true and correct; (ii) except as otherwise described on an Exception Report delivered in connection with the acquisition of such Contract, (A) immediately prior to such Contract’s Acquisition Date, the Servicer (or a custodian designated to hold such Contracts on the Servicer’s behalf) had possession of the original of such Contract and all related Contract Files; (B) each of such documents required to be signed by the Obligor was signed by the Obligor in the appropriate spaces; and (C) the complete Contract File for such Contract was delivered to the Custodian; and (iv) as of the date that such Contract was acquired, the Servicer used no selection procedures that identified the Contracts or other Contract Assets being acquired on such date as being less desirable or valuable than other comparable equipment leases or loans owned by the Transferor.

Section 12.02                                Covenants

.  The Issuer hereby makes the following covenants for the benefit of the Secured Parties and on which the Trustee relies in accepting the Collateral in trust and in authenticating the Notes.

(a)           No Liens.  Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign, convey, dispose of or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Collateral now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.01; the Issuer will notify the Trustee in writing of the existence of any Lien on any of the Collateral immediately upon discovery thereof; the Issuer shall promptly discharge (or cause to be discharged) any Lien (other than Permitted Liens) on the Collateral; and the Issuer shall defend the right, title and interest of the Trustee in, to and under the Collateral now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided that nothing in this Section 12.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Equipment any Liens for municipal or other local taxes and other governmental charges due from the Issuer if such taxes or governmental charges shall not at the time be due and payable or, if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings, nonpayment of such taxes or charges shall not pose any risk of forfeiture of such Equipment, and the aggregate amount at dispute shall not be greater than $50,000.00, unless the Control Party otherwise approves.

(b)           Obligations with Respect to the Contract Assets.  The Issuer will do nothing to impair the rights of the Trustee (for the benefit of the Secured Parties) in the Collateral.  In addition, to the extent the Issuer actually receives any Collections, it shall deposit or cause to be deposited in the Collection Account within two (2) Business Days of receipt thereof the amount of such Collections in accordance with Section 13.03 and will hold such monies in trust for the Trustee until so deposited.  The Issuer agrees to take all such lawful action as the Trustee or the Control Party may request to compel or secure the performance and observance by the Transferor, Sellers and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase and Contribution Agreement, Purchase and Sale Agreements, the Assignment Agreements, the Assignments and the Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with such Transaction Documents to the extent and in the manner directed by the Trustee or the Control Party, as applicable, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transferor or the Servicer of each of their obligations thereunder.

(c)           Notice of Default, Etc.  The Issuer will deliver to the Trustee and each Holder of Outstanding Notes immediately upon becoming aware of the existence of any condition or event that constitutes a Default, an Event of Default or an Event of Servicing Termination, a written notice describing its nature and period of existence and what action is being taken or proposed to be taken with respect thereto.

(d)           Compliance with Law.  The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to it or the Collateral or any part thereof or necessary for it to perform its responsibilities hereunder and under the other Transaction Documents; provided that the Issuer may contest any act, regulation, order, decree or direction in good faith and in any reasonable manner which shall not adversely affect the rights of the Trustee (for the benefit of the Secured Parties) in the Collateral.

(e)           Preservation of Security Interest.  The Issuer shall execute and file such documents requested of it which may be required by law to fully preserve and protect the first priority security interest of the Trustee (for the benefit of the Secured Parties) in the Collateral.

(f)           Maintenance of Office, Etc.  The Issuer will not, without providing thirty (30) days’ prior written notice to the Trustee and without filing such amendments to any previously filed financing statements as the Trustee may require or as may be required in order to maintain the Trustee’s perfected security interest in the Collateral (for the benefit of the Secured Parties), (a) change its jurisdiction of organization or the location of its principal place of business, or (b) change its name, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by the Issuer in accordance with this Indenture seriously misleading within the meaning of Section 9-506 of any applicable enactment of the UCC.

(g)           Further Assurances.  The Issuer will make, execute or endorse, acknowledge, and file or deliver to the Trustee and the Control Party from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports, UCC financing statements, and other assurances or instruments and take such further steps relating to the Collateral, as the Trustee may reasonably request and reasonably require in connection with the transactions the subject of the Transaction Documents, except that UCC financing statements are not required to have been filed against the related Obligor for any Equipment related to any Contract that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000.

(h)           Notice of Liens.  The Issuer shall notify the Trustee in writing immediately after becoming aware of any Lien on any portion of the Collateral, except for any Liens on Equipment for municipal or other local taxes due from the Issuer if such taxes shall not at the time be due or payable without penalty or, provided the same are Permitted Liens, if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings, such nonpayment shall not pose any risk of forfeiture of such Collateral and the Issuer shall have set aside on its books adequate reserves with respect thereto.

(i)           Separateness Covenants.  The Issuer (i) shall not engage in any other business than (A) the acquisition, ownership, selling and pledging of the property acquired by it pursuant to the Purchase and Contribution Agreement, the Purchase and Sale Agreements, any Assignment, any Assignment Agreement, the Servicing Agreement and this Indenture and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture, (B) the exercise of any powers permitted to limited liability companies under Delaware law which are incidental to the foregoing or necessary to accomplish the foregoing and are not prohibited by the terms of its certificate of formation, its limited liability company agreement or the other Transaction Documents; (ii) will hold such appropriate meetings of its board of managers or distribute appropriate unanimous consents in lieu of a meeting as are necessary to authorize all of the Issuer’s actions that are required by law to be authorized by the board of managers, keep minutes of its meetings and otherwise observe all other customary corporate formalities; (iii) will (A) maintain its books and records separate from the books and records of any other entity, (B) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity except as otherwise permitted in the Lockbox Intercreditor Agreement, (C) keep in full effect its existence, rights, privileges, licenses and franchises as a limited liability company under the laws of its applicable state of organization, and will obtain and preserve its “qualification to do business” as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, (D) cause its managers and officers to act independently and in its interests, (E) cause its board of managers to duly authorize all of its corporate actions and (F) observe all company procedures required by its organizational documents and applicable laws; and (iv) will not (A) dissolve or liquidate in whole or in part, (B) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (C) incur any debt in connection with or make any capital expenditures, (D)(1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (E) make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or its capability of doing so, or otherwise), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person other than as specifically provided for in the Transaction Documents, (F) merge or consolidate with any other Person, (G) engage in any other action that detracts from whether the separate legal identity of the Issuer will be respected, including (1) holding itself out as or permitting itself to be held out as being liable for the debts of any other Person or (2) acting other than in its name and through its duly authorized officers or agents, (H) create, incur, assume, or in any manner become liable in respect of any indebtedness other than the Notes, expenses associated with the Closing Date, trade payables and expense accruals incurred in the ordinary course of business in an amount less than $12,300 at any one time outstanding and which are incidental to its permitted activities, and as provided in or under the Transaction Documents, (I) sponsor or contribute, or contract to or incur any other obligation to contribute to any Pension Plans, or (J) enter into or become party to any agreements or instruments other than the Transaction Documents or any documents or instruments executed pursuant thereto and in connection therewith.  So long as any Notes remain Outstanding or any other amounts are owed under the Transaction Documents, the Issuer shall not amend its organizational documents without the prior written consent of the Control Party and prior written notice to the Rating Agency and the Trustee.  The Issuer shall not make any investment in any Person through the direct or indirect holding of securities or otherwise other than in Eligible Investments.  The Issuer shall not declare or pay any dividends, except out of funds released to it under Section 13.03.  The Issuer will not have any of its indebtedness guaranteed by the Transferor or any Affiliate of the Transferor.  Furthermore, the Issuer will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of the Transferor and the Issuer will not engage in any transactions with the Transferor, except as expressly contemplated by the Transaction Documents and on an arm’s-length basis.  The Issuer will not hold the Transferor out to third parties as other than an entity with assets and liabilities distinct from the Issuer.  The Issuer will cause any financial statements consolidated with those of the Transferor to state that the Issuer is a separate corporate entity with its own separate creditors who, in any liquidation of the Issuer, will be entitled to be satisfied out of the Issuer’s assets prior to any value in the Issuer becoming available to the Issuer’s equity holders.  The Issuer will not act in any other matter that could foreseeably mislead others with respect to the Issuer’s separate identity.  Without the prior written consent of the Control Party, the Issuer will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Contract Assets, except to the extent otherwise expressly permissible under the Transaction Documents.  Notwithstanding the foregoing, the Servicer may, without the prior written consent of the Control Party, waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, or other fees which may be collected in the ordinary course of servicing the Contracts.  The Issuer shall take such actions as the Trustee (at the direction of the Control Party) shall request to enforce the Issuer’s rights under the Contracts, and, at any time during which a Default shall have occurred and be continuing, shall take such actions as are necessary to enable the Trustee (at the direction of the Control Party) to exercise such rights in the Trustee’s own name.  On or before June 15 of each year, so long as any of the Notes are Outstanding, the Issuer shall furnish to the Trustee and each Noteholder, an Officer’s Certificate confirming that the Issuer is in compliance with its obligations under this Section 12.02(i).

(j)           Directors.  The Issuer agrees that at all times, at least one (1) of the directors of the Issuer will be professional directors that are not, and have not been, a director, shareholder, officer or employee of any direct or ultimate parent or Affiliate of the Transferor; provided that an independent director or independent officer may serve in similar capacities for other “special purpose entities” formed by the Transferor and its Affiliates.

(k)           Treatment for Tax Purposes.  The Issuer shall treat the Notes as indebtedness of the Issuer and the Collateral as assets owned by the Issuer for purposes of all federal, state and local income taxes, unless and until otherwise required by an applicable taxing authority.

(l)           Information Regarding the Issuer.  The Issuer shall, on the written request of the Trustee or the Control Party, on reasonable notice, furnish to the Trustee and the Noteholders the books and records of the Issuer maintained pursuant to its limited liability company agreement and any and all other information maintained or held by the Issuer regarding the Issuer or the Collateral.

(m)           Preservation of the Contract Assets.  The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or permit the encumbrance of, or otherwise dispose of, the Contract Assets except as expressly permitted under the Transaction Documents to which it is a party.

(n)           Enforcement of Transaction Documents.  Upon request, the Issuer will cooperate with the taking of all actions necessary, and the diligent pursuit of all remedies available to it, in all cases to the extent commercially reasonable, to allow the Control Party and the Trustee in the name of the Issuer to enforce all obligations of the Transferor and the Servicer owing to the Issuer under the Transaction Documents to which such Persons are a party and to secure its rights thereunder.

(o)           Issuer May Not Merge, etc.  The Issuer shall not merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.

(p)           [Reserved.]

(q)           Use of Proceeds.  The proceeds from the sale of the Notes may be used by the Issuer solely to pay to or on behalf of the applicable assignor, the Purchase Price owed to it in accordance with the Assignment Agreement for the purchase of Contract Assets, and to pay expenses owed to the Noteholders, the Trustee, the Custodian, the Servicer and the Back-up Servicer related thereto or otherwise associated with the issuance of the Notes.  None of the transactions contemplated in this Indenture (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System.  The Issuer does not own or intend to, and none of the proceeds from the Notes will be used to, carry or purchase any margin securities originally issued by it or any “margin stock” within the meaning of said Regulation U.

(r)           Indemnification.  The Issuer shall indemnify and hold harmless the Noteholders from and against any loss, liability, expense, damage or injury sustained or suffered by them by reason of any acts, omissions or alleged acts or omissions (i) by the Issuer in the performance of its obligations under the Transaction Documents (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture) to which it is a party, or (ii) arising out of the activities of any of them with respect to the Collateral, including enforcement of rights and remedies against the Issuer under the Transaction Documents to which it is a party and any judgment, award, settlement, reasonable attorneys’ fees and other expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Noteholders if such loss, liability, expense, damage or injury is due to such Person’s gross negligence, willful misconduct, willful misfeasance or bad faith in the performance of its rights or duties hereunder. Any indemnification pursuant to this Section shall only be payable, subject to the priority of payments in Section 13.03, from the assets of the Issuer released from the Collateral except as otherwise expressly provided in the Transaction Documents.  The provisions of this indemnity shall survive the termination of this Indenture.

(s)           Taxes.  The Issuer shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (a) to the extent that the Issuer shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, and adequate reserves having been set aside for the payment thereof and no Lien has been created on any of its assets in connection therewith, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, activities or prospects of the Issuer or the interests of each Noteholder under this Indenture, a Note or any other Transaction Document, and no Lien has been created on any of the Issuer’s assets in connection therewith.

(t)           No Adverse Transactions.  The Issuer shall not enter into any transaction which adversely affects the Collateral or any Secured Party’s rights under this Indenture, a Note or any other Transaction Document.

(u)           Transactions by Issuer.  None of the Noteholders shall have any obligation to authorize the Issuer to, and the Issuer shall not (without the prior written consent of the Majority Holders), enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Person (including, without limitation any Affiliate, any shareholder, director, manager, officer or employee (or any relative thereof) of the Issuer or any such Affiliate) unless such transaction is (a) expressly permitted under this Indenture or any other Transaction Document, (b) in the ordinary course of conducting the Issuer’s permitted activities and (c) upon fair and reasonable terms no less favorable to the Issuer than it would obtain in a comparable arm’s-length transaction.

(v)           Further Limitations on Actions.  The Issuer shall not do any of the following without the consent of the Control Party:  (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Issuer’s membership interests, except in connection with employment or similar agreements with officers and directors of the Issuer, or (ii) make any change in the Issuer’s capital structure (except for permitted redemptions or prepayments of the Notes hereunder), or (iii) make any material change in any of its objectives, purposes or operations.

(w)           Rule 144A Information. With respect to the Holder of any Note, the Issuer shall promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Note designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act (“Rule 144A Information”) in order to permit compliance by such

Holder with Rule 144A in connection with the resale of such Note by such Holder; provided, however, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (a) the date such Note (or any predecessor Note) was acquired from the Issuer or (b) the date such Note (or any predecessor Note) was last acquired from an “affiliate” of the Issuer within the meaning of Rule 144 under the Securities Act; and provided, further, that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a U.S. Person.

ARTICLE XIII
ACCOUNTS AND ACCOUNTINGS

Section 13.01                                Collection of Money.  Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture.  The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Contract Assets and the other Collateral received by the Trustee in any accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement.  The Trustee shall hold all such money and property so received by it as part of the Collateral and shall apply it as provided in this Indenture.  If any Contract becomes a Defaulted Contract, the Trustee, upon the request of the Issuer or the Servicer, may, and upon the request of the Control Party shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.  Any such action shall be without prejudice to any right to deem a Contract a “Defaulted Contract” for purposes of the Transaction Documents and to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article VI.

Section 13.02                                Establishment of Trust Accounts.  ii) Prior to the Closing Date, the Issuer established, and as of the Closing Date the Issuer maintains, with the Trustee (i) a segregated, trust account (the “Reserve Account”) for the deposit and retention of amounts required to be maintained therein; (ii) a segregated, trust account (the “Collection Account”) for the receipt and/or retention (as applicable) of (A) Collections, (B) Transferor Advances, (C) any interest or other earnings earned on all or part of the funds in any of the Collection Account or on any other Collateral and any other amounts, if any, remitted by the Issuer pursuant to Section 13.02(d), (D) amounts received in accordance with Section 11.02(b) in connection with a redemption of Outstanding Notes in accordance with Article XI, (E) amounts transferred from the Reserve Account or the Servicer Transition Account in accordance with the terms of this Indenture and (F) amounts transferred from the Lockbox Account in accordance with the Servicing Agreement and (iii) a segregated trust account (the “Servicer Transition Account”) for the deposit and retention of amounts required to be maintained therein. The Collection Account, the Reserve Account and the Servicer Transition Account are collectively referred to as the “Trust Accounts.”

(b)           The Trust Accounts shall be in the name of the Trustee on behalf of the Noteholders at the Corporate Trust Office, which shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties.  Funds in each Trust Account shall not be commingled with any other monies.  The Trustee shall ensure that the Trust Accounts are at all times Eligible

Accounts.  All payments to be made from time to time by the Issuer to the Noteholders and other Persons out of funds in any Trust Account pursuant to this Indenture shall be made by the Trustee or the Paying Agent.  All monies deposited from time to time in the Trust Accounts pursuant to this Indenture shall be held by the Trustee as part of the Collateral as herein provided.

(c)           Upon direction of the Servicer, the Trustee shall invest the funds in or credited to any or all of the Trust Accounts in Eligible Investments.  The direction of the Servicer shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment.  No such Eligible Investment shall mature later than the Business Day preceding the next following Payment Date.  In the absence of direction of the Servicer, the Trustee shall invest funds in the Trust Accounts in Eligible Investments described in clause (g) of the definition thereof.  Eligible Investments for funds in or credited to the Trust Accounts shall be made in the name of the Trustee for the benefit of the Secured Parties.

(d)           Any proceeds, payments, income or other gain from investments in Eligible Investments made in respect of funds in or credited to the Trust Accounts, as outlined in (c) above, shall be credited to the respective Trust Account from which such funds were derived.  The Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section (other than losses from nonpayment of investments in obligations of U.S. Bank National Association issued in its individual capacity).  In no event shall the Trustee be liable for the selection of investments or for losses incurred as a result of the liquidation of any investment prior to its Stated Maturity Date or for the failure of any appropriate Person to provide timely written investment direction.

(e)           Each party hereto agrees that each of the Trust Accounts constitutes a “securities account” within the meaning of Article 8 of the UCC and in such capacity U.S. Bank National Association shall be acting as a “securities intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC.  The Trustee shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Trust Accounts.  In furtherance of the foregoing, U.S. Bank National Association, acting as a “securities intermediary,” shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Trustee with respect to the Trust Accounts, without further consent by the Issuer.  Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.  All securities or other property underlying any financial assets credited to each Trust Account shall be registered in the name of the Trustee or indorsed to the Trustee or in blank, and in no case will any financial asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer except to the extent the foregoing have been specially indorsed to the Trustee or in blank. Any Eligible Investment consisting of “certificated securities,” as defined in the applicable UCC will be evidenced directly or indirectly by physical certificates and each such certificated security (i) will be delivered and held in its direct physical possession by the Securities Intermediary in the State of Minnesota and (ii) (x) is registered in the name of the Securities Intermediary or (y) has been appropriately assigned thereon, or is accompanied by a bond power and/or assignment appropriately executed, in blank or to the Securities Intermediary, and is accompanied by any other documents required by the documents governing such security to effect the transfer of the registration thereof to the Securities Intermediary.  The Trust Accounts shall be under the sole dominion and control (as defined in Section 8-106 of the UCC) of the Trustee, and the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, (A) the Collection Account or the Reserve Account, except in accordance with Section 13.03 and (B) with respect to the Servicer Transition Account, except in accordance with Section 13.05.

(f)           In the event that U.S. Bank National Association, as securities intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the security interest created by this Indenture and that the Trustee’s rights to the funds on deposit therein shall be subject to Section 13.03.  The financial assets credited to, and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than as created pursuant to this Indenture.

Section 13.03                                Collection Account.  iii) Except as otherwise expressly provided herein, all amounts received by the Issuer other than (i) proceeds of the sale of the Notes to the Initial Purchaser, (ii) the Initial Reserve Deposit deposited in the Reserve Account, (iii) amounts deposited in the Servicer Transition Account or (iv) amounts erroneously credited to the Issuer for which the Control Party has provided its prior consent to the application thereof, shall be deposited in the Collection Account until applied, together with funds from the Reserve Account and Servicer Transition Account in accordance with this Section 13.03.

(b)           By no later than 1:00 p.m. (New York time) on each Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 13.03, Section 13.04(b)  and Section 13.05, the Trustee shall withdraw from the Collection Account all Available Funds with respect to the related Collection Period and shall disburse such Available Funds in accordance with the related Monthly Servicing Report; provided that, if the Trustee shall not have received the Monthly Servicing Report, (x) the Trustee shall withdraw from the Collection Account amounts verified in writing by the Servicer as needed to pay first, all accrued and unpaid fees and properly invoiced costs and expenses of each of the Transferor, Servicer, Back-up Servicer, Trustee and Custodian and second, amounts in accordance with the priorities set forth in Section 13.03(c)(v) through 13.03(c)(xiv), (y) the Trustee shall distribute such funds in order to make such payments to the appropriate Persons and (z) upon subsequent receipt of the Monthly Servicing Report, or such other information as may be required by the Trustee, the Trustee shall pay each such other amounts set forth below, all as set forth in the Monthly Servicing Report or in such other information delivered to the Trustee; provided further that amounts deposited in the Collection Account in accordance with Section 11.02(b) shall be disbursed in accordance with Section 11.04 and not this Section 13.03;

(c)           On each Payment Date, whether or not an Event of Default has occurred and is continuing and the maturity of the Notes has been accelerated, the Trustee shall make the following payments from the Available Funds then on deposit in the Collection Account (after required deposits therein from the Reserve Account and the Servicer Transition Account) in the following order of priority (to the extent funds are available therefor):

(i)           to the Transferor, any unreimbursed Transferor Advances;

(ii)           to the Transferor (as agent for the Servicer) or to the Servicer, if LEAF Financial Corporation or an affiliate is no longer the Servicer, the Servicer Fee (including any accrued and unpaid amounts owing to a predecessor Servicer) then due to such person, together with any accrued and unpaid Servicer Fees owed to such person from prior Collection Periods;

(iii)           (a) to the Transferor (as agent for the Servicer) or to the Servicer, if LEAF Financial Corporation or an affiliate is no longer the Servicer, any Servicing Charges and (b) to the Servicer (including any accrued and unpaid amounts owing to a predecessor Servicer), any unreimbursed Collection Costs incurred by such person;

(iv)           to the Trustee, the Custodian and the Back-up Servicer, the Trustee Fees and out-of-pocket expenses, Custodian Fees and out-of-pocket expenses and Back-up Servicer Fees and out-of-pocket expenses (which includes out-of-pocket expenses due to any successor Servicer)  then due, together with any unpaid Trustee Fees and out-of-pocket expenses, Custodian Fees and out-of-pocket expenses and Back-up Servicer Fees and out-of-pocket expenses from prior Collection Periods (subject to certain limitations set forth herein), and, solely from funds from the Servicer Transition Account, any unpaid Transition Costs in an amount not to exceed in the aggregate $150,000;

(v)           to the Class A Noteholders, the total amount of Note Interest due and payable to such Class of Notes;

(vi)           to the Class B Noteholders, the total amount of Note Interest due and payable to such Class of Notes;

(vii)           to the Class C Noteholders, the total amount of Note Interest due and payable to such Class of Notes;

(viii)           to the Class D Noteholders, the total amount of Note Interest due and payable to such Class of Notes;

(ix)           to the Class E Noteholders, the total amount of Note Interest due and payable to such Class of Notes;

(x)           to the Class A Noteholders in reduction of principal until the Outstanding Note Balance of the Class A Notes has been reduced to zero;

(xi)           to the Class B Noteholders in reduction of principal until the Outstanding Note Balance of the Class B Notes has been reduced to zero;

(xii)           to the Class C Noteholders in reduction of principal until the Outstanding Note Balance of the Class C Notes has been reduced to zero;

(xiii)           to the Class D Noteholders in reduction of principal until the Outstanding Note Balance of the Class D Notes has been reduced to zero;

(xiv)           to the Class E Noteholders in reduction of principal until the Outstanding Note Balance of the Class E Notes has been reduced to zero;

(xv)           to the Trustee, Securities Intermediary, Custodian and Back-up Servicer, any indemnification payments owed by the Issuer; and

(xvi)           to the Issuer, any remaining Available Funds.

(d)           On the related Redemption Date, the Trustee shall withdraw the sum of the applicable Redemption Price from the Collection Account, and the Paying Agent shall remit the Redemption Price to the applicable Noteholders in accordance with Section 11.03.

Section 13.04                                Reserve Account.  iv) On the Closing Date, the Issuer shall deposit, or cause to be deposited, into the Reserve Account an amount equal to 1.50% of the Initial Discounted Pool Balance.

(b)           If on any Payment Date, (i) amounts on deposit in the Collection Account are insufficient to reduce the Aggregate Outstanding Note Balance to an amount lower than or equal to the Discounted Pool Balance after applying clauses (i) through (xiv) of Section 13.03(c) or (ii) amounts on deposit in the Reserve Account are greater than or equal to the Aggregate Outstanding Note Balance, the Trustee will withdraw, to the extent of funds on deposit in the Reserve Account, in the case of (i), the amount of such insufficiency or, in the case of (ii), all funds and deposit such amounts into the Collection Account to be used as Available Funds.  Upon the occurrence of any Event of Default that results in acceleration of the Notes and is not waived or cured on or before the next Payment Date, all funds maintained in the Reserve Account shall be transferred to the Collection Account by the Trustee to be used as Available funds in accordance with Section 13.03(c).  On the Stated Maturity Date, and at the option of the Issuer in connection with the redemption pursuant to Article XI, any remaining funds on deposit in the Reserve Account shall be deposited in the Collection Account to be used as Available Funds and distributed in accordance with Section 13.03(c).

Section 13.05                                Servicer Transition Account. v) On the Closing Date, the Issuer shall deposit, or cause to be deposited, into the Servicer Transition Account an amount equal to $150,000.

(b)           On each Payment Date following the occurrence of an Event of Servicing Termination, the Trustee shall withdraw from the Servicer Transition Account an amount equal to the lesser of (i) the Transition Costs then due and (ii) the amount that is then credited to the Servicer Transition Account, and deposit such funds in the Collection Account for the payment of properly invoiced Transition Costs in accordance with Section 13.03(c).

(c)           On the Stated Maturity Date, and at the option of the Issuer in connection with the redemption pursuant to Article XI, any remaining funds on deposit in the Servicer Transition Account shall be deposited in the Collection Account and distributed in accordance with Section 13.03(c).

Section 13.06                                Reports to the Noteholders. vi) On each Payment Date, the Trustee will make available to each Noteholder the Monthly Servicing Report.

The Trustee will make the Monthly Servicing Report available to the Noteholders, via the Trustee’s Internet website, and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Contracts as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person.  The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility for the contents thereof.

The Trustee’s Internet website initially shall be located at www.usbank.com/abs or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders. Noteholders with questions may direct them to the Trustee’s bondholder services group at (800) 934-6802.   In connection with providing access to the Trustee’s Internet website, the Trustee may require registration and the acceptance of a disclaimer.  The Trustee shall not be liable for errors in the dissemination of information in accordance with this Indenture.

Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

(b)           At least annually, or as otherwise required by law, the Servicer shall prepare or cause to be prepared, and the Trustee shall distribute to the Noteholders, any 1099 form, or other tax information or statements as are required by applicable tax law.

Section 13.07                                Monthly Servicing Reports.  No later than 12:00 p.m. (New York time) on each Reporting Date, the Servicer shall deliver the Monthly Servicing Report to the Trustee, the Back-up Servicer and the Rating Agency.  No later than 12:00 noon (New York time) on the following Verification Date, the Back-up Servicer shall perform its obligations and duties set forth in Section 4.05 of the Servicing Agreement and shall notify the Issuer and the Trustee of any discrepancies therein or the need for any additional information to complete such verification, and the Servicer shall promptly re-issue a revised Monthly Servicing Report addressing such discrepancies and such information request which revised Monthly Servicing Report shall supersede the prior report for purposes of making the distributions described in Section 13.03. The Monthly Servicing Report shall include the information specified in the form of Monthly Servicing Report attached to the Servicing Agreement, as such form may be modified from time to time with the consent of the Servicer, the Back-up Servicer, the Control Party.

ARTICLE XIV
PROVISIONS OF GENERAL APPLICATION

Section 14.01                                General Provisions.  All of the provisions of this Article shall apply to this Indenture.

Section 14.02                                Acts of Noteholders.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

(c)           The ownership of Notes shall be proved by the Note Register.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 14.03                                Notices.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or the Control Party or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied (with written confirmation of receipt), mailed by registered mail, overnight bonded courier or personally delivered, and addressed to the appropriate address below (or such other address as may be provided to the other parties in writing from time to time):

(a)           to the Trustee at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, telecopier number 651-495-8090, Attention:  LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3;

(b)           to the Custodian at 1133 Rankin Street, EP-MN-TMZD, St. Paul, MN 55116 telecopy number:  651-695-6102, Attention:  LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3;

(c)           to the Servicer at 2005 Market Street, 15th Floor, Philadelphia, PA 19103, telecopy number:  215-640-6363, Attention:  Miles Herman;

(d)           to the Issuer at 2005 Market Street, 15th Floor, Philadelphia, PA 19103, telecopy number:  215-640-6363, Attention:  Miles Herman;

(e)           to the Transferor at 2005 Market Street, 15th Floor, Philadelphia, PA 19103, telecopy number:  215-640-6363, Attention:  Miles Herman;

(f)           to the Back-up Servicer at 1310 Madrid Street, Suite 103, Marshall, MN 56258, telecopy number: 507-532-7005, Attention:  Bradley Winkelman, Re:  LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3; or

(g)           DBRS, Inc. at 140 Broadway, 35th Floor, New York, NY 10005, telecopy number: 212-806-3201, Attention: Chuck Weilamann, Re: LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3.

Section 14.04                                Notices to Noteholders; Waiver.  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and telecopied (with written confirmation of receipt from each addressee), mailed by registered mail, overnight bonded courier or delivered personally to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 14.05                                Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

Section 14.06                                Severability; No Waiver.  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  No failure on the part of the Trustee, the Control Party or any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 14.07                                Benefits of Indenture Limited to Parties and Express Third Party Beneficiaries. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes.  Each of the Noteholders are express third party beneficiaries of this Indenture each entitled to enforce the provisions hereof as if a party hereto.

Section 14.08                                Legal Holidays. In any case in which the date of any Payment Date, or the Stated Maturity Date of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity Date or Payment Date.

Section 14.09                                Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.

(a)           This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted hereunder are governed by the laws of a jurisdiction other than the State of New York.  Section 5-1401 and Section 5-1402 of the New York General Obligations Law shall be applicable.

(b)           The Issuer hereby agrees to the jurisdiction of any federal court located within the State of New York, and waives personal service of any and all process upon it and consents that all such service of process be made by registered mail directed to the Issuer at the address set forth in Section 14.03 hereof and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S. mails, postage prepaid.  With respect to the foregoing consent to jurisdiction, the Issuer hereby waives any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

(c)           The Issuer hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise among the parties hereto or otherwise arising out of, connected with, related to, or incidental to the relationship between them in connection with this Indenture.  Instead, any dispute resolved in court will be resolved in a bench trial without a jury.  Nothing in this Section 14.09 shall affect the right of the Trustee, the Control Party or any Noteholder to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Issuer or its property in the courts of any other jurisdiction.

Section 14.10                                Counterparts; Entire Agreement. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Indenture shall be as effective as delivery of the original executed counterpart.  This Indenture, together with the exhibits hereto and the other written Transaction Documents referenced herein, sets forth the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

Section 14.11                                Notifications. Notwithstanding any provision to the contrary contained in this Indenture, all reports, notices, communications and consents which are required, by the terms of this Indenture, to be delivered by the Noteholders, shall be required to be delivered to the Trustee in writing.

Section 14.12                                No Petition.  During the term of this Indenture and for one year and one day after payment in full of all obligations of the Issuer under the Transaction Documents, none of the parties hereto or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding.

Section 14.13                                Assignment.

Notwithstanding anything to the contrary contained herein, this Indenture may not be assigned by the Issuer.

In Witness Whereof, the Issuer, the Trustee and the Custodian have caused this Indenture to be duly executed by their respective duly authorized officers as of the date and year first above written.

LEAF Receivables Funding 4, LLC, as Issuer

By:	/s/ Robert K. Moskovitz
Name: Robert K. Moskovitz
Title: CFO

U.S. Bank National Association, as Trustee

By:	/s/ Diane L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

U.S. Bank National Association, as Custodian

By:	/s/ Diane L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

SCHEDULE I

CLOSING DATE CONTRACT SCHEDULE

[See attached.]

Number	Name
033-8029088-001	CHRISTIAN EDEN
033-8029930-001	GARY G. MCNEIL
033-8030489-001	KDBJ, INC
033-8033591-001	LANCE W BECKMAN
033-8034756-001	ELEVATION ZERO, INC.
033-8035016-901	TECHXPRESS, INC.
033-8035579-001	D.P.J.M. ENTERPRISES
033-8036043-901	BREITENBRUCK ENTERPR
033-8038410-002	WATERFRONT PIZZA INC
036-0001473-002	TENNESSEE VALLEY INS
036-0064195-001	BOSTON SALADS AND PR
036-0342309-001	MINADO CO INC
036-0522158-901	BREYER CONSTRUCTION
036-0585384-001	EMERTEN AUTO SERVICE
036-0610763-002	RUDOLPH FOODS COMPAN
036-0614214-001	JIM'S AUTO CLINIC, L
036-0614216-001	BRD, INC
036-0614219-001	LUGO AUTO REPAIR, IN
036-0614221-001	MCNEAL'S PRECISION A
036-0614222-001	JAKE JOHNSON'S GARAG
036-0626081-901	DATA GUARD SYSTEMS I
036-0626368-003	ROBERTO'S MEXICAN FO
036-0626419-002	LEVEL 3 AUDIO VISUAL
036-0630428-003	FESTIVA DEVELOPMENT
036-0630553-002	SOUTHEASTERN PRODUCT
036-0631131-001	KARLSBERGER COMPANIE
036-0657468-005	UNIVERSAL ENGINEERIN
036-0664990-001	COLLISION REPAIR BY
036-0664992-001	COMBINED AUTO COLLIS
036-0664997-001	CONVERGENCE LLC
036-0665030-001	KINGSTONE ENTERPRISE
036-0665044-001	MIRACLE TV CORP
036-0665059-001	RICHARD I GREEN INC
036-0665073-001	SIGNATURE COLLISION
036-0665077-001	A & M AUTO BODY REPA
036-0665085-001	BOOM #1 LLC
036-0665095-001	CAFE COPA INC
036-0665144-001	INTERCONTINENTAL COR
036-0665169-001	KDW ENTERPRISES LLC

036-0665172-001	LAND O'SUN MNGT
036-0665197-001	MONT INC
036-0665199-001	MOTOYAMA ENTERPRISES
036-0665215-001	PADDY'S COFFEE HOUSE
036-0665235-001	ROUND ROBIN LLC
036-0665258-001	THE CRAIG CO OF THE
036-0670282-001	JMJ ASSOCIATES, LLP
036-0670296-001	TAGUE LUMBER INC
036-0670298-001	HEALTH STRATEGIES &
036-0670299-001	REEB, PC
036-0670309-001	MAINSAIL HOUSING OF
036-0670315-001	W.E.A.V.E. INCORPORA
036-0670317-001	GREELEY AND HANSEN L
036-0670328-001	SMITH, FEDDELER, SMI
036-0670343-001	CHERRY CREEK METRO R
036-0670345-001	TIF MANAGEMENT, LLC
036-0670347-001	BUNZL USA HOLDINGS C
036-0670350-001	FAMILY HEALTH CENTER
036-0670355-001	HSM OF AMERICA LLC
036-0670368-001	TREATMENT ASSESSMENT
036-0670372-001	SCOTTSDALE CHRISTIAN
036-0670399-001	PLUS 4 CREDIT UNION
036-0670410-001	THORNTON TOMASETTI,
036-0670415-001	UNITED SALT CORPORAT
036-0670421-001	FISHER & PHILLIPS, L
036-0670440-001	PROFESSIONAL PLANNER
036-0685341-002	SAFETY AND SUPPLY CO
036-0685341-003	SAFETY AND SUPPLY CO
036-0685348-001	FOSS MARITIME COMPAN
036-0685358-001	FIRST FINANCIAL ASSE
036-0685359-001	UNICIRCUIT INC
036-0685365-001	TACTX MEDICAL, INC.
036-0685374-001	FAMILY HEALTH CENTER
036-0685374-002	FAMILY HEALTH CENTER
036-0685374-003	FAMILY HEALTH CENTER
036-0685382-001	NM AGING AND LONG-TE
036-0685385-001	JOHNSON HOTEL COMPAN
036-0685390-001	ATG - DESIGNING MOBI
036-0685403-001	TOM LEWIS RESTORATIO

036-0685407-001	ALT HOTEL, LLC
036-0685410-001	PROFESSIONAL MEDICAL
036-0685411-001	DR TECHNOLOGIES, INC
036-0685412-001	GARDNER GLASS PRODUC
036-0685416-001	MARANATHA MANOR OF S
036-0685424-001	AMSTED RAIL COMPANY,
036-0685424-002	AMSTED RAIL COMPANY,
036-0685430-001	PILLER PLASTICS, INC
036-0685433-001	GRUND & LEAVITT, P.C
036-1000166-001	WILLIAM J. HARGIS
036-1000776-001	J&S IMAGING ENTERPRI
036-1001262-004	WRIGHT STATE PHYSICI
036-1001756-001	JOGINDER LAL
036-1002189-002	SDA MECHANICAL SERVI
036-1002197-001	FIRST MIDWEST BANK
036-1002211-001	ARROW SERVICES INC.
036-1002232-001	SPRINGFIELD PLUMBING
036-1006514-005	CHANNEL INTELLIGENCE
036-1006514-006	CHANNEL INTELLIGENCE
036-1006636-001	WILLIAM KLAUER
036-1007268-001	DON LINDY INC.
036-1010177-001	GRASSHOPPER LAWNS, I
036-1010281-001	UNIVERSAL BUILDING S
036-1011448-001	SEASHORE FRUIT & PRO
036-1011450-001	LOUREIRO CONTRACTORS
036-1011453-002	SILKTOWN ROOFING, IN
036-1011455-001	BELL WINDOW CLEANING
036-1011457-001	PREMIER SECURITY SOL
036-1012004-001	BEST LIGHTING SUPPLY
036-1012008-001	TURF CARE ENTERPRISE
036-1012008-002	TURF CARE ENTERPRISE
036-1012009-001	TED CONNER LANDSCAPI
036-1012015-001	GREAT LAKES POWER VA
036-1012018-901	TERRENCE M. FULLUM M
036-1012167-001	MAROIS CONSTRUCTION
036-1012179-001	ST. ANNE COUNTRY CLU
036-1012201-016	OLM, LLC
036-1012203-001	LIBERTY LP GAS, INC.
036-1012211-002	THE LABORATORY INSTI

036-1012228-001	ROAD-RUNNER HIGHWAY
036-1012233-001	HECK BROS., INC.
036-1012236-001	FRONT RANGE POOL CON
036-1012236-002	FRONT RANGE POOL CON
036-1012279-001	GEORGE CARDENAS LAND
036-1012287-001	SPEEDY GONZALEZ LAND
036-1012576-001	TAN'S QUALITY ROOFIN
036-1013118-002	SCHMALLEN & ASSOCIAT
036-1013118-003	SCHMALLEN AND ASSOCI
036-1014953-010	O'BRIEN ENERGY RESOU
036-1016131-002	NANA'S, INC.
036-1016910-003	WORLDWIDE BUSINESS G
036-1016910-004	WORLDWIDE LABEL & PA
036-1016991-007	I-MARK, INC.
036-1017106-004	ACADEMIC RISK RESOUR
036-1018301-001	ABC PRO BOWL CROC O
036-1020144-002	TULIMIERI ASSOCIATES
036-1021056-001	CASSIDAY STUDIOS, IN
036-1021958-001	CUTTING LOOSE, INC.
036-1022256-001	EXAPY
036-1023397-901	DATA GUARD SYSTEMS,
036-1023397-903	DATA GUARD SYSTEMS,
036-1023496-001	GASPERILLA LODGING L
036-1025058-008	CHICANOS POR LA CAUS
036-1025449-006	APPALACHIAN WOODCRAF
036-1026250-003	MESALANDS COMMUNITY
036-1026905-006	CUMMINS INC.
036-1026905-007	CUMMINS INC.
036-1026905-008	CUMMINS INC.
036-1027321-002	BERNARD & JENNIFER M
036-1027546-001	JAI JOPADA INC.
036-1027606-001	BRIAN MOWREY
036-1027994-004	WALTHER LUTHERAN HIG
036-1028207-002	GRIFFIN BOOKKEEPING
036-1028283-012	VITAL WELLNESS HOME
036-1028332-005	UNIVERSITY COMMUNICA
036-1028682-002	GRUMA CORPORATION
036-1029069-002	ST PAUL LUTHERAN CHU
036-1030232-005	MICHAEL & KIMBERLY B

036-1030501-002	LONG REALTY THUNDERB
036-1030830-003	ADVANCED COATING SYS
036-1031531-004	THE SUBURBAN PHARMAC
036-1033156-001	PRINTLOGIC, INC.
036-1034804-007	LARRY R BENNER
036-1035769-004	STAGG RESOURCE CONSU
036-1035976-001	PARADISE VALLEY AEST
036-1036346-001	BLUE HERON OF NAVARR
036-1036427-001	ZENTECH MANUFACTURIN
036-1037881-002	THOMAS J. FEEHAN PLU
036-1038516-001	N.B.T. MACHINING, IN
036-1038608-002	MCCAULEY MECHANICAL
036-1039096-001	OM BEAUTY LLC
036-1039143-002	PENINSULA POULTRY EQ
036-1039143-003	PENINSULA POULTRY EQ
036-1039888-003	ESSEX WOODLANDS HEAL
036-1040074-002	SOLAICX
036-1040111-003	RIDGEFIELD INDUSTRIE
036-1040143-003	MORRIS, SCHNEIDER, P
036-1040646-001	JP KELLEY LLC
036-1041697-003	BOSIAK FARM, A PARTN
036-1041847-902	ANB SPECIAL ASSETS,
036-1042490-003	WESTWOOD FARM INC.
036-1042554-001	LIFESTAR RESPONSE CO
036-1042592-003	DS3 DATAVAULTING, LL
036-1042592-005	DS3 DATAVAULTING, LL
036-1042805-002	AMY L. HINTON AND TR
036-1042886-001	MCCUSKER ENTERPRISES
036-1043456-001	BENTLEY COMMONS-KEEN
036-1043457-003	JOHN A. FOSTER JR
036-1044286-001	G.S.L. LEASING LLC
036-1044306-001	PETSDX VETERINARY IM
036-1044368-002	DYNAMIC CLEANING INC
036-1044906-001	ADVANCED GRAPHIC SYS
036-1044908-005	REPAIR MASTERS CONST
036-1044908-006	REPAIR MASTERS CONST
036-1044908-007	REPAIR MASTERS CONST
036-1046316-001	WHINNERY CONSTRUCTIO
036-1046348-001	JANICE CLARK

036-1046550-002	HOFFMAN TRANSPORT, I
036-1046657-002	DARCY DEDICATED DELI
036-1047156-001	PREFERRED ACCOUNTING
036-1048236-002	ROBERT J. REYAN
036-1048500-003	RESPONSE DELIVERY, I
036-1048573-006	HOPE TIMBER, LTD.
036-1048573-007	HOPE TIMBER, LTD.
036-1048767-002	WILLIAM EVENER JR.
036-1048816-001	SHAN & JIYA ENT INC.
036-1049016-001	ONE UP INNOVATIONS,
036-1049586-001	LANE'S PROFESSIONAL
036-1049666-001	TRANSWORLD LINE INTE
036-1050166-001	IN-PIPE TECHNOLOGY C
036-1050706-001	COM N POWER, INC.
036-1051084-002	CHEAP-SCAPE, INC.
036-1051121-002	LIFE SAFETY SERVICE
036-1051169-002	ROCKWEILER INSULATIO
036-1051405-001	CLEANING AND RESTORA
036-1051436-001	NEW CREATION MINIST
036-1051606-001	DRINK MARQUEE, LTD.
036-1051676-001	WASHINGTON CATHEDRAL
036-1051875-002	88 TRADING CORP
036-1052187-007	CARIBBEAN UNIVERSITY
036-1052508-004	TWO BROTHERS SCRAP M
036-1052725-002	LIBERTY TOWING & REC
036-1052732-004	OUTDOOR INSTALLATION
036-1052742-003	WHITNEY TRUCKING INC
036-1054316-001	LANGFORD BROADCASTIN
036-1054364-004	UNITED MILWAUKEE SCR
036-1054370-003	FIRETECH SPRINKLER C
036-1054679-004	STALLMAN TRUCKING, I
036-1055166-001	RJ CORPORATION
036-1057016-001	EXCELIMMUNE, INC.
036-1057770-001	ONE UP INNOVATIONS,
036-1057862-001	ROGERS SURVEYING, PL
036-1057895-001	JOHN C FRAZIER
036-1058336-001	UNITED EMERGENCY ANI
036-1058376-001	SKATE R. INC.
036-1058686-001	WINNERS SPORTING GOO

036-1059276-001	HANRA INVESTMENT INC
036-1059928-001	BLAIR'S HARDWARE, IN
036-1061416-001	CGETC, INC.
036-1061766-001	TWIN OAKS LAWN & LAN
036-1062406-001	E.B. ATLAS STEEL COR
036-1063760-002	JOHN DAVID EQUIPMENT
036-1063872-006	HOYT LIVERY INC
036-1064183-004	LOMBARD MOTORS LLC
036-1064183-005	LOMBARD MOTORS, LLC
036-1064298-002	SKYROPE, LLC
036-1064676-001	BAGEL ME! CORPORATIO
036-1066355-006	UNLIMITED CARRIER, I
036-1066355-007	UNLIMITED CARRIER, I
036-1066959-002	THOMAS LIVERY CORP
036-1066979-002	THE H AND H FEED COM
036-1067133-005	ROBERTO FERNANDEZ LA
036-1067556-001	L & L SUBWAY, INC.
036-1068386-001	BOGART'S COFFEE, LLC
036-1068826-001	ANNTON RESEARCH, INC
036-1069983-005	SWERDLIN & COMPANY
036-1069983-006	SWERDLIN & COMPANY
036-1071225-001	LUTER ENTERPRISES, L
036-1072396-001	TED A. GREVE & ASSOC
036-1072615-001	ADVANCED ADVERTISING
036-1076703-002	EASY ONLINE SOLUTION
036-1078768-002	ADVANTAGE PLUMBING &
036-1078999-004	POPEJOY PLUMBING HEA
036-1079203-002	DBMS HEALTH SERVICES
036-1079207-003	A.BROOKS ROOFING INC
036-1079207-004	A.BROOKS ROOFING INC
036-1079207-005	A. BROOKS ROOFING, I
036-1079372-002	DRIVER PIPELINE COMP
036-1079669-002	ALL MAINTENANCE ELEC
036-1080010-002	G.A. BOVE & SONS INC
036-1080010-003	G.A. BOVE & SON, INC
036-1080027-002	CORE BUSINESS SERVIC
036-1080429-004	NACCO REFRIGERATION
036-1080476-001	LAUREL 8 LLC
036-1080902-003	ABR PLUMBING & HEATI

036-1080902-004	ABR PLUMBING & HEATI
036-1080902-005	ABR PLUMBING & HEATI
036-1081004-002	SILICA SAND TRANSPOR
036-1081350-003	D & S LINEN SERVICE
036-1081378-003	GFS FENCE GUARDRAIL
036-1081378-004	GFS FENCE, GUARDRAIL
036-1081381-003	COASTAL MECHANICAL S
036-1081996-002	GERARD PLUMBING & HE
036-1082043-003	KRAMER TREE SPECIALI
036-1082077-002	FAIRWAY GROUP CENTRA
036-1082437-002	ACE TOWING INC.
036-1082965-001	CLEANING AND RESTORA
036-1084686-001	DIXON CORPORATION
036-1086928-001	HAIR STUDIO 54, INC
036-1087396-002	APEX MATERIAL HANDLI
036-1087407-002	PADGETT & SONS AUTO
036-1087446-002	HARWICH PORT HEATING
036-1087446-003	HARWICH PORT HEATING
036-1087475-002	COMPUTER CONSULTING
036-1087656-004	APEX LANDSCAPING INC
036-1087864-002	A.M. RIZZO ELECTRICA
036-1087904-002	NORTHEAST GROUNDS MA
036-1089129-002	E & J REPAIRS, INC.
036-1089150-001	S.M. GALLIVAN, LLC
036-1089238-002	MERRIMACK VALLEY SHE
036-1089238-003	MERRIMACK VALLEY SHE
036-1089270-003	MAD CITY ROOFING, IN
036-1089300-002	GLASS CONTRACTORS OF
036-1089341-003	ANDERSON FIRE PROTEC
036-1089344-002	D.A. FOSTER TRENCHIN
036-1089347-002	MUZA SHEET METAL COM
036-1089353-001	CHEMICAL SPECIFICS I
036-1089357-002	J & R HERRA, INC.
036-1089366-001	MERIDIAN TECHNOLOGIE
036-1089368-002	FINISHING TOUCH LAND
036-1089381-002	MERCHANTS DELIVERY M
036-1089393-002	TOWN & COUNTRY TRANS
036-1089393-003	TOWN & COUNTRY TRANS
036-1089415-002	BYERS ELECTRICAL CON

036-1089613-002	SULLIVAN & MERRITT C
036-1089618-002	CP RANKIN INC
036-1089633-003	HISSONG DEVELOPMENT
036-1091056-001	AMBIKA, LLC
036-1091585-001	WORMAN STONE & TILE,
036-1091727-001	BLASTECH INC
036-1092510-003	REGAL RECYCLING INC
036-1092540-002	NATIONS ROOF NORTH L
036-1092540-003	NATIONS ROOF NORTH L
036-1092553-001	MINE & MILL SUPPLY C
036-1092594-001	UNITED ELEVATOR COMP
036-1092594-002	UNITED ELEVATOR COMP
036-1092594-003	UNITED ELEVATOR COMP
036-1092594-004	UNITED ELEVATOR COMP
036-1092655-002	INFINITY MOVING & ST
036-1092655-003	INFINITY MOVING & ST
036-1092738-002	TARZIA PLUMBING & HE
036-1092738-003	TARZIA PLUMBING & HE
036-1092738-004	TARZIA PLUMBING & HE
036-1092756-002	EDDIE'S POOL SERVICE
036-1092774-001	MATTINGLY PRODUCTS C
036-1092790-001	J & S OIL CO., INC.
036-1092790-002	J & S OIL CO., INC.
036-1092801-002	PETROLEUM PRODUCTS I
036-1092801-003	PETROLEUM PRODUCTS,
036-1092805-001	OCEAN STATE OIL INC
036-1092834-001	S AND J EXCO, INC.
036-1092879-001	VARDON INC
036-1093076-001	SPOTLESS AUTO WASH,
036-1094026-001	AMERICAN CORPORATE S
036-1094048-002	TRUE BLUE ENVIRONMEN
036-1094488-001	GARY SAPP AUTOMOTIVE
036-1094563-001	AGGRESSIVE FIRE PROT
036-1094577-002	D. SCHUMACHER LANDSC
036-1094580-002	COSCO, INC.
036-1094585-002	MID VALLEY AGRICULTU
036-1094906-001	ANNTON RESEARCH, INC
036-1094982-001	CONCRETE SYSTEMS INC
036-1094993-001	GARLAND TRANSPORTATI

036-1094999-001	TAMPA BAY ELECTRIC I
036-1095005-001	FIRST MANAGEMENT INC
036-1095007-001	PERGOLA CONSTRUCTION
036-1095019-001	CIFARELLI'S CRYSTAL
036-1095022-001	OCULUS, INC.
036-1097556-001	OLYMPIAN SURGICAL SU
036-1097701-001	NEW YORK PORTABLES,
036-1097705-002	GORMAN ROOFING INC
036-1097717-002	GGL ENTERPRISES, INC
036-1097717-003	GGL ENTERPRISES, INC
036-1097718-001	SECHRIST TECHNOLOGY
036-1097722-001	ENTERPRISE ELECTRICA
036-1097728-001	LIGHTNING EXPRESS CO
036-1097737-001	PLAZA SECURITY LLC
036-1097737-002	PLAZA SECURITY LLC
036-1097741-001	THE VALUATION GROUP,
036-1097746-001	MAINE SHELLFISH CO.
036-1097916-001	CINCO PLUMBING & HEA
036-1097935-001	HOME DETECTIVE COMPA
036-1097941-001	NW TECHNOLOGY SOLUTI
036-1097955-001	FIRE PROTECTION INDU
036-1097962-001	STEM BROTHERS INC
036-1097962-002	STEM BROTHERS INC
036-1097974-001	MASSACHUSETTS WASTE
036-1097974-002	MASSACHUSETTS WASTE
036-1097977-001	MA WASTE SYSTEMS, LL
036-1098017-001	COMMERCIAL AIR CONTR
036-1098022-001	ALL CHEMICAL TRANSPO
036-1098052-001	NORTHERN TREE SERVIC
036-1098052-002	NORTHERN TREE SERVIC
036-1098052-003	NORTHERN TREE SERVIC
036-1098052-004	NORTHERN TREE SERVIC
036-1098056-001	CONSTRUCTION DYNAMIC
036-1098058-001	C.R.F., INC.
036-1098059-002	HORIZON AIR SERVICES
036-1098068-001	BROOKLINE ICE COMPAN
036-1098069-001	MIG CORPORATION, INC
036-1098071-001	DANIELS OIL COMPANY
036-1098075-001	ANDRADE TOWING & TRA

036-1098079-002	KOTZ HEATING & AIR C
036-1098081-001	RIPLEY & FLETCHER CO
036-1098084-001	LANDCARE SERVICES LL
036-1098100-001	KEYSTONE TECHNOLOGY
036-1098103-001	PALATINE OIL COMPANY
036-1098103-002	PALATINE OIL COMPANY
036-1098103-003	PALATINE OIL COMPANY
036-1098114-002	MARLIN ENVIRONMENTAL
036-1098120-001	PODGURSKI CORPORATIO
036-1098122-001	MDM CONSTRUCTION INC
036-1098131-001	PENTASYS CORPORATION
036-1098134-001	GULF SOUTH TECHNOLOG
036-1098135-001	MOULDAGRAPH CORPORAT
036-1098136-001	MILLER CONSTRUCTION
036-1098137-001	CAPITAL CANDY COMPAN
036-1098152-001	MAINTAIN SYSTEMS, IN
036-1098161-001	ROGER B. STURGIS & A
036-1098162-001	EVERGRO LANDSCAPING
036-1098163-001	DALE C. ROSSMAN INC
036-1098163-002	DALE C. ROSSMAN INC
036-1098173-001	MOBILE RAIL SOLUTION
036-1098183-001	PANURGY NY METRO, L.
036-1098342-001	ELECTRICAL DESIGN &
036-1098353-001	AAA ENERGY SERVICE C
036-1098353-002	AAA ENERGY SERVICE C
036-1098353-003	AAA ENERGY SERVICE C
036-1098357-001	D & B INDUSTRIAL FLO
036-1098358-001	VALLEY TURF LANDSCAP
036-1098360-001	CARRIER COACH INC
036-1098368-001	J.A.C. TECHNICAL SER
036-1098378-001	INNOVATIONSTECH LLC
036-1098386-001	MAL'S AUTO & TRUCK R
036-1098389-001	JAMES CULLEN
036-1098389-002	JAMES CULLEN
036-1098392-001	POOL TECH MIDWEST IN
036-1098399-001	GARDEN CITY MAINTENA
036-1098473-002	ENVIRONMENTAL MONITO
036-1098487-001	PETERSON MECHANICAL
036-1098488-001	POWER PLUMBING INC

036-1098491-001	GENTRY HEATING, INC.
036-1098491-002	GENTRY HEATING INC
036-1098493-001	TRI COUNTY AIR CONDI
036-1098499-001	TREE TECHNOLOGY & LA
036-1098506-001	SHARJO INC
036-1098516-001	PORTLAND ROAD SERVIC
036-1098530-001	NEXGEN SERVICES, INC
036-1098530-002	NEXGEN SERVICES, INC
036-1098539-001	FRANS CARTWRIGHT
036-1098540-001	GENERAL PLUMBING SUP
036-1098544-001	T.J. JONES TRUCKING,
036-1098554-001	V-J ENTERPRISES INC.
036-1098566-001	TENNYSON ELECTRIC IN
036-1098566-002	TENNYSON ELECTRIC IN
036-1098568-001	PARK LANDSCAPE SERVI
036-1098574-001	DIGIDYNE SOLUTIONS I
036-1098575-001	ABL COMPUTING INC.
036-1098580-001	F. J. KERRIGAN PLUMB
036-1098592-001	CONCEALED TECHNOLOGY
036-1098608-001	AL BEYERS INC.
036-1098609-001	AIR-IDEAL INC.
036-1098610-001	PERSONAL MESSENGER S
036-1098624-001	REGAL COMMUNICATIONS
036-1098802-001	J/R METAL FRAMES MFG
036-1098806-001	PREVETT OIL CO INC
036-1099107-001	N.C.N. ELECTRIC INC.
036-1099115-001	PEERLESS BLOCK & BRI
036-1099119-001	OMEGA COMPUTER SERVI
036-1099122-001	SIMPLECOMM SOLUTIONS
036-1099128-001	GINSBERG'S INSTITUTI
036-1099128-002	GINSBERG'S INSTITUTI
036-1099129-001	YAHL MULCHING & RECY
036-1099132-001	AMERICAN EXCAVATING
036-1099139-001	WILLIAM H. BALL
036-1099140-001	BLACK RIVER BUILDERS
036-1099144-001	MASS CRANE & HOIST S
036-1099144-002	MASS CRANE & HOIST S
036-1099144-003	MASS CRANE & HOIST S
036-1099150-001	MECHANICAL CONCEPTS

036-1099151-001	WENTE PLUMBING & HEA
036-1099164-001	BOSSONG'S COMMERCIAL
036-1099166-001	STERLING SILVER SCAP
036-1099166-002	STERLING SILVER SCAP
036-1099173-001	J.A.C. COMMUNICATION
036-1099175-001	AMBIENT TEMPERATURE
036-1099190-001	SAWYERS HEATING & AI
036-1099194-001	TNT DEMOLITION, INC.
036-1099201-001	WES'S SERVICE INCORP
036-1099225-001	DBA ELECTRIC INC
036-1099226-001	DBA ALARM & SECURITY
036-1099226-002	DBA ALARM & SECURITY
036-1099229-002	TURNER PEST CONTROL,
036-1099237-001	REYNOLDS TRANSFER &
036-1099237-002	REYNOLDS TRANSFER &
036-1099242-001	AIR AND ENERGY ENGIN
036-1099252-001	RYANS EXPRESS FREIGH
036-1099254-001	CLAXTON SMITH & SONS
036-1099255-001	DCR ENGINEERING SERV
036-1099257-001	AFFILIATED CARRIAGE
036-1099259-001	COMPLETE TEMPERATURE
036-1099259-002	COMPLETE TEMPERATURE
036-1099260-001	INDUSTRIAL RAILWAYS
036-1099260-002	INDUSTRIAL RAILWAYS
036-1099261-001	RAY SCHEIDTS ELECTRI
036-1099268-001	LAW MOTOR FREIGHT IN
036-1099289-001	TROY AMBULANCE SERVI
036-1099295-001	E & M MECHANCIAL INC
036-1099296-001	BAXTER ELECTRIC INC
036-1099299-001	TIERRA VERDE LANDSCA
036-1099307-001	JAGER PROFESSIONAL G
036-1099309-001	MORIARTY TREE SERVIC
036-1099309-002	MORIARTY SERVICES, I
036-1099316-001	PREMIERE MUSIC AND F
036-1099319-001	COMPLETE EXCAVATING
036-1099324-001	CARDELLA WASTE SERVI
036-1099329-001	D & D FREIGHT SYSTEM
036-1099331-001	TRUCK KING HAULING C
036-1099335-001	CHARTER OAK BUILDING

036-1099343-002	A. & L. BUILDING MAT
036-1099344-001	FAST CAST INC
036-1099347-001	BIG Z LUMBER CO
036-1099349-001	BOSTON BARK CORPORAT
036-1099371-001	POWER SOLUTIONS, LLC
036-1099374-001	NATIONS ROOF SOUTH,
036-1099374-002	NATIONS ROOF SOUTH L
036-1099443-001	ADVANCED SYSTEMS SER
036-1099449-001	POULIN GRAIN INC.
036-1099451-001	NORTHEAST BUILDERS S
036-1100888-001	GLEN BUILDERS INC
036-1104442-001	MAHFOUZ M. MICHAEL,
036-1104796-001	M&A MANAGEMENT INC.
036-1108134-001	PAT SEMENTA PLUMBING
036-1111106-001	LANTZ DENTAL PROSTHE
036-1113636-001	VIDEOVIEW PRODUCTION
036-1115496-001	SPORTS INN 24HR FITN
036-1115626-001	KANJI, INC.
036-1116706-001	HI-TECH GAMES, INC.
036-1116996-001	TOP OF THE LINE CARW
036-1119736-001	CWW ENTERPRISES, LLC
036-1122966-001	LAZER BROADCASTING C
036-1123036-001	B-BAM! INCORPORATED
036-1125085-001	PHOENIX MAILING LLC
036-1139677-001	THE DIGITAL DIFFEREN
036-1140514-001	INTERFARMA CORP.
036-1148036-001	SHINSUKE CLIFFORD YA
036-1151906-001	MY WAY JEWELRY CO.,
036-1234395-002	SHELDON L. HEGE
036-1367841-002	PAMPLIN COMMUNICATIO
036-1367841-003	PAMPLIN COMMUNICATIO
036-1377341-001	TOURNEY CONSULTING G
036-1377341-002	TOURNEY CONSULTING G
036-1377341-003	TOURNEY CONSULTING G
036-1377341-004	TOURNEY CONSULTING G
036-1377341-006	TOURNEY CONSULTING G
036-1444965-002	PAUL A. OBINE
036-1444977-002	RANDY J. FULLER
036-1444983-002	MICHIGAN GENERAL GRI

036-1511092-002	THOMAS WHITE JR
036-1515127-002	MICHAEL L. HOOD
036-1542200-001	R. L. JORDAN OIL COM
036-1580449-001	TODD'S LTD.
036-1625358-003	SCOTT & HEIDI MASON
036-1691822-001	NAI CRANES LLC
036-1716450-002	CLOWNS UNLIMITED LLC
036-1755579-002	CKG, INC.
036-1875650-003	ROBERT A. NOLL
036-1885079-001	NIADNI , INCORPORATE
036-1952451-001	CALIBER ONE WIRELESS
036-1973351-001	KELLEY FAMILY MEDICI
036-1983594-001	TOTAL RECOGNITION IN
036-2023051-001	SYNERGY FITNESS OF F
036-2057913-001	BKBG ENTERPRISES, IN
036-2072951-002	YOUN S. CHUNG
036-2075845-001	RICHARD JONELIS
036-2077379-001	VOSS MANAGEMENT, INC
036-2112151-001	CFA KIDNEY & HYPERTE
036-2135877-003	PROCURE TREATMENT CE
036-2145886-003	SHANE BETZ
036-2164552-002	AQUA/ PROCESS INC
036-2170935-001	TANKS BAR & GRILL LL
036-2182198-001	K & A TRUCKING, INC.
036-2255452-004	CP ADHESIVES, INC.
036-2282152-002	ASPIRA INC. OF ILLIN
036-2296166-005	THE NORTHSIDE BAPTIS
036-2296181-002	HAMPSHIRE VETERINARY
036-2296752-002	DRUMBEATERS OF AMERI
036-2306409-002	EWMARING, INC.
036-2306999-005	A. ANASTASIO & SONS
036-2306999-007	A. ANASTASIO & SONS
036-2306999-008	A. ANASTASIO & SONS
036-2306999-009	A. ANASTASIO & SONS
036-2306999-010	A. ANASTASIO & SONS
036-2310852-004	BEASLEY DISPOSAL, IN
036-2310852-005	BEASLEY DISPOSAL, IN
036-2310852-006	BEASLEY DISPOSAL, IN
036-2334052-002	RALLY SOFTWARE DEVEL

036-2334052-003	RALLY SOFTWARE DEVEL
036-2350552-901	UNITEDLAYER, LLC
036-2379652-002	STEELWEDGE SOFTWARE,
036-2386440-002	TEMPO MECHANICAL SER
036-2393452-001	SALEM WELLNESS & FIT
036-2402452-001	CAJUN LODGING, L.L.C
036-2402452-002	CAJUN LODGING, L.L.C
036-2414655-005	ONSLOW CONTAINER SER
036-2414655-006	ONSLOW CONTAINER SER
036-2414655-007	ONSLOW CONTAINER SER
036-2418447-001	ANALYSIS & DESIGN AP
036-2418447-002	ANALYSIS & DESIGN AP
036-2418447-003	ANALYSIS & DESIGN AP
036-2426518-004	JEFFERY A. AMMERMAN
036-2431252-003	CORVALLIS FITNESS CE
036-2446536-005	CONSOLIDATED WASTE S
036-2446536-006	CONSOLIDATED WASTE S
036-2446536-007	CONSOLIDATED WASTE S
036-2456452-003	PATRICK J. SCIORTINO
036-2489652-001	VAUGHN MANUFACTURING
036-2500952-001	ANGEL'S CONCRETE DEL
036-2527074-002	ROBERT S FLETCHER
036-2527120-901	BELL TOWER FARM, INC
036-2527173-002	REAL LEGACY ASSURANC
036-2547646-004	WESTSIDE DISPOSAL SE
036-2549153-002	ZURQUI TRUCKING INC.
036-2569753-001	KILROY'S WONDER MARK
036-2579437-001	COX COMMUNICATION
036-2607353-005	DORIS' ITALIAN MARKE
036-2618552-001	DUCK CREEK TECHNOLOG
036-2618552-002	DUCK CREEK TECHNOLOG
036-2623584-004	LAMAR LEX
036-2632453-003	INSIGHT RESOURCES IN
036-2647953-001	GARRISON CARTERING,
036-2657784-004	GYL LAS VEGAS, LLC
036-2660053-002	SEGUROS UNIVERSAL IN
036-2664033-001	FIFTH AVENUE ICE CRE
036-2667553-001	GREEN RIVER CAPITAL
036-2673353-002	JAMES A. WINTERS

036-2675353-003	SUPERIOR WASTE REMOV
036-2675353-004	SUPERIOR WASTE REMOV
036-2686153-001	PARTY CITY OF TENNES
036-2688265-005	NEVIN E MITCHELL
036-2689948-001	ECG SCANNING & MEDIC
036-2691653-001	MONARCH CHILDREN'S A
036-2714970-001	ENTERTAINMENT CONNEC
036-2738053-001	EVOLUTION BENEFITS,
036-2738281-002	SEVENTH HEAVEN, LTD.
036-2763053-002	THOMAS W. NEWNAM
036-2775853-001	THANH NGUYEN
036-2804653-002	ALBERT DERICKSON
036-2845853-001	COLIN AND ANNETTE PR
036-2863253-005	INFINIA CORPORATION
036-2894453-001	BELLPORT DELI, INC.
036-2932253-001	WINSTON WRIGHT
036-2977635-001	BACKCOUNTRY VEGETATI
036-2979311-003	CARL WILLIAM NASH, J
036-3001452-001	CASENET, INC.
036-3025435-001	GREAT LAKES BILLING
036-3032854-001	ROGER HULL
036-3039621-001	PARK ROW-HOUSTON INV
036-3093954-001	AUGEO AFFINITY MARKE
036-3097654-001	ATLAS SPINAL CARE, P
036-3113154-001	STANS TWO, INC.
036-3139985-002	NATIONAL PROTECTION
036-3139985-003	NATIONAL PROTECTION
036-3145454-002	THE SEIMITSU CORPORA
036-3156954-001	BILL USSERY MOTORS B
036-3167354-002	MARRIOTT INTERNATION
036-3168354-001	ACCESSVIA, INC.
036-3169654-002	BIGS SANITATION, INC
036-3173654-001	SOLAICX
036-3178870-002	REPAIR & MAINTENANCE
036-3182454-002	ONE MOORE HOLDINGS I
036-3190154-001	FUN QUENCHERS
036-3198554-002	ESSELPROPACK AMERICA
036-3200354-001	MYRIAD LITIGATION SO
036-3225054-001	UNG BAKERY, INC.

036-3225854-001	UNIVERSAL MARBLE AND
036-3227213-002	T & L WALTONEN ENTER
036-3233254-001	JAMES THOMAS BRINKER
036-3235154-001	INTERDISCIPLINARY CE
036-3245054-001	GREGORY & COMPANY, I
036-3257154-001	QUALIFIED TECHNOLOGI
036-3260117-001	ALL STATE PROPANE
036-3270454-001	ARRIGO ENTERPRISES,
036-3272854-002	RICHARD W. DUGGER
036-3272854-003	RICHARD WILLIAM DUGG
036-3273354-002	PICABOO CORPORATION
036-3274954-001	PRO SOFTNET CORPORAT
036-3274954-002	PRO SOFTNET CORPORAT
036-3280390-001	HOT PIZZA, INC.
036-3297054-001	IRIS WIRELESS, LLC
036-3300854-001	SOUND WISE STUDIOS,
036-3306254-001	DOERLE FOOD SERVICES
036-3310871-002	OMEGA OVERSEAS INVES
036-3311691-007	BORIN WASTE MANAGEME
036-3317554-001	ABBAS ALI, MD,MS,FAC
036-3321454-001	BRITE SERVICES, INC.
036-3345654-002	LYCO MEAT COMPANY
036-3345654-004	LYCO MEAT COMPANY
036-3353954-002	NETWORK COMPUTING AR
036-3378412-001	DIMENSION4, INC.
036-3380354-001	THE PORTERS, INC.
036-3405855-001	SAINT ANTHONYS CHURC
036-3411130-002	JOHN A. BOREK
036-3434455-001	APPLIED PROFESSIONAL
036-3442555-001	NUTRAVEL TECHNOLOGY
036-3480040-001	CUSTOM HEALTHCARE IN
036-3490093-001	MESA ART & FRAMING,
036-3511651-003	3JANE DIGITAL HOLDIN
036-3511658-001	PERFECT MOLD, INC
036-3522155-001	S&T WADE REALTY LLC
036-3527555-002	STATEN ISLAND PHYSIC
036-3533155-001	SOUND OCEAN METAL FA
036-3534955-004	THE CFS GROUP, LLC
036-3536564-001	AC SANITATION, INC.

036-3544055-001	ROBERT WOOD
036-3545155-004	CASCADE PALLET, INC.
036-3553455-001	SMA INTERNATIONAL, L
036-3553737-001	DANA BRIGGS
036-3564355-001	ALFRED AND BARBARA C
036-3591555-001	ALL PURPOSE WAREHOUS
036-3594155-001	R & R MANAGEMENT SER
036-3611852-002	RESTAURANT.COM, INC.
036-3617355-002	SKM SERVICE CO., LLC
036-3618355-001	MONTCLAIR ENTERPRISE
036-3632655-001	SNIPPIES, LLC
036-3636955-002	ABG ACQUISITION CORP
036-3651655-001	MICHAEL STEVENS
036-3661355-001	JOHN MONNICH
036-3691255-001	PAUL J. HAWBAKER
036-3700755-001	LEAPFROGRX, INC.
036-3708155-001	PROCAM, LLC
036-3711680-001	TABOR CLIPS, INC.
036-3712440-002	VPA INVESTMENT CORPO
036-3718355-001	DISKEEPER CORPORATIO
036-3722055-001	VAN SCOIT GROUP LLC
036-3748469-001	WILLIAM WELLS TIRE A
036-3767855-001	VISIONQUEST NATIONAL
036-3786955-002	FOLEY EXCAVATION LLC
036-3806455-001	ISTA PHARMACEUTICALS
036-3810955-001	MID ATLANTIC GROWERS
036-3812792-002	AMARI COMPANY, INC.
036-3816722-001	VERICOM TECHNOLOGIES
036-3826855-002	SESAME COMMUNICATION
036-3826855-003	SESAME COMMUNICATION
036-3826855-004	SESAME COMMUNICATION
036-3836455-005	FREEMAN GRADING & HA
036-3856378-001	MORRIS, SCHNEIDER, P
036-3887655-001	W, C & L ENTERPRISES
036-3887755-001	RAYMOND HICKLE
036-3893055-001	FAMILY OF FAITH COMM
036-3907780-001	VALENTINI ITALIAN SP
036-3915355-001	HORNY TOAD, INC.
036-3917055-001	YORKSHIRE PAPER CORP

036-3921455-001	WALTER M. RHODES
036-3958156-001	TREE DR., L.L.C THE
036-3969652-001	SCHULTZ COLLINS LAWS
036-3969938-003	RED RIBBON BAKESHOP,
036-3969938-004	RED RIBBON BAKESHOP,
036-4000356-001	COTTON CLEANERS INC.
036-4002156-001	JUSTICEWORKS YOUTHCA
036-4002856-001	PROVIDENCE CARE CENT
036-4004556-001	LEVY AD GROUP, INC.
036-4025256-001	RICHARD L PARKER
036-4033356-001	ROCKET INTERNETWORKI
036-4034756-001	STRONG'S SANDBLASTIN
036-4056750-001	A.P. ISAKSON, INC.
036-4060456-001	HEALTHCARE TECHNOLOG
036-4066294-001	CATHOLIC BISHOP OF C
036-4066294-002	CATHOLIC BISHOP OF C
036-4069357-001	ADVANCED HEART CARE,
036-4078857-001	ALI M. AL-KORIN
036-4090254-001	ONLINE TECH
036-4102240-001	LIFESTAR RESPONSE CO
036-4105368-001	LABRADA BODYBUILDING
036-4106857-002	CRYSTAL LAKE PIZZA H
036-4108957-001	WILLIAMSBURG PLACE H
036-4109457-001	ICONIX VIDEO, INC.
036-4109457-002	ICONIX VIDEO, INC.
036-4113150-002	BAJA FOODS, LLC
036-4126957-001	E & P AUTOMOTIVE, IN
036-4131557-001	ERIC M. SPIVACK MD
036-4134747-001	CITY SPORTS, INC
036-4154253-001	NCL, INC.
036-4155657-001	CLASSIC PROTECTIVE C
036-4156954-002	GLOBAL KNOWLEDGE TRA
036-4156954-003	GLOBAL KNOWLEDGE TRA
036-4158657-001	L. A. MURPH'S, LLC
036-4176358-002	R J R POLYMERS, INC
036-4182370-001	LAS MONTANAS MARKET,
036-4187858-001	CARPENTER, HAZLEWOOD
036-4189258-001	PRIME TECHNOLOGY GRO
036-4213458-002	GREENER WORLD WASTE

036-4213658-001	PAUL C. WRIGHT
036-4213925-002	ABLE DRYCLEANERS, IN
036-4224958-001	TRINITY CONTRACTORS,
036-4228821-001	A-1 CARPET & UPHOLST
036-4241058-001	APEX INDUSTRIAL TECH
036-4244458-001	H.L. MANUFACTURING,
036-4250958-001	R G CONSTRUCTION, IN
036-4251858-001	NORDIC CONSTRUCTION,
036-4259758-001	SAN BERNARDINO MEDIC
036-4262558-001	ANTELOPE AMBULANCE S
036-4270358-002	MABTON SCHOOL DISTRI
036-4273258-001	AMERICAN HOSPITALITY
036-4288258-001	WARFIELD ENTERPRISES
036-4296851-001	ISLAND PLANT COMPANY
036-4298958-001	GAYLE JOHNSON
036-4303647-001	PRUITT CORPORATION
036-4303647-002	PRUITT CORPORATION
036-4303647-003	PRUITT CORPORATION
036-4303647-004	PRUITT CORPORATION
036-4303647-005	PRUITT CORPORATION
036-4303647-006	PRUITT CORPORATION
036-4315058-001	BREMBO NORTH AMERICA
036-4319270-001	UPSTATE PRINTING & P
036-4320853-001	VICTORIA GROUP, INC.
036-4325858-001	BOYER'S FOOD MARKETS
036-4331258-001	REVELEX CORPORATION
036-4333258-001	THE WILDCAT VINEYARD
036-4334158-001	JET AIR SYSTEMS, LLC
036-4341570-001	ROCKY MOUNTAIN OFFEN
036-4342251-001	FUTURE SANITATION, I
036-4342251-003	FUTURE SANITATION, I
036-4349658-001	CARSON DESIGN ASSOCI
036-4362358-001	THREE BEARS ALASKA,
036-4372758-001	BROTHERHOOD FARMS L.
036-4374638-001	ARTHUR MELLO
036-4376766-001	UNIQUE HOME DESIGNS
036-4379758-001	KORMAN O'BRIEN, LLC
036-4385158-001	BASHO TECHNOLOGIES,
036-4386458-001	IDA C. OVIES, C.P.A.

036-4387458-001	YELLOWSTONE POWER, I
036-4387755-001	NEAL, INC.
036-4388258-001	G3 TECHNOLOGIES INC.
036-4388458-001	LATERAL DATA, LP
036-4407858-001	Paradigm Course Reso
036-4416358-001	ZAYRO INC
036-4417158-001	CLINTON PALLET COMPA
036-4423958-001	WHELAN & SCHERR, P.C
036-4442054-001	MERRIMAC SOLUTIONS,
036-4442054-002	MERRIMAC SOLUTIONS,
036-4444958-001	EDWARD L. THORNTON
036-4445158-001	SMG
036-4448158-001	MANUEL GONZALEZ FORW
036-4451158-001	BALDWIN PRECISION, I
036-4453958-001	CALAHAN FUNERAL HOME
036-4460947-001	MACON MEDICAL GROUP,
036-4461347-001	MACON MEDICAL GROUP,
036-4461858-001	THE MESSAGE CENTER C
036-4461858-002	THE MESSAGE CENTER C
036-4464758-001	RANDY'S TRUCKING LLC
036-4473658-001	WIRELESS GENERATION,
036-4480158-001	RMR1 LTD.
036-4482858-001	TW & COMPANY, INC.
036-4486258-002	BURSTNET TECHNOLOGIE
036-4499347-001	MCKINNEY WELDING SUP
036-4500858-001	J.A.P.P ENTERPRISES,
036-4504953-002	VILLAGE PANTRY, LLC
036-4508658-001	MMR INSTITUTO DE MED
036-4512058-001	ADAMS, ALBERT & CURR
036-4514458-001	DELONG'S GIZZARD EQU
036-4518758-001	CLEAN EARTH RECYCLIN
036-4519658-001	2IS INC.
036-4520658-001	C-AIR BROKERS & FORW
036-4526058-001	CREW DISTRIBUTING CO
036-4526958-001	MIAMI'S GARAGE, INC
036-4528058-001	GYROGRAPHIC COMMUNIC
036-4536058-001	AISHA HOLDING CORPOR
036-4539458-002	TENABLE PROTECTIVE S
036-4543758-001	JUNGIL KIM

036-4549258-001	JACOB A. SHUMAN
036-4550858-002	PERRY FRANKEL, M.D.
036-4557358-001	TEAM INDUSTRIAL SERV
036-4560658-001	AMERICAN STONE WORKS
036-4563858-001	TRIPLE J COMMUNITY B
036-4584858-001	INSTALLS INC, LLC
036-4596453-001	PROFESSIONAL AUTOMOT
036-4611358-001	GROWING SOLUTIONS, I
036-4612458-001	REDONDO BEAUTY SUPPL
036-4613458-002	ST. PAUL HIGH SCHOOL
036-4613458-003	ST. PAUL HIGH SCHOOL
036-4626858-001	ANTHONY T. VAN GLAD
036-4626958-001	PAUL S. MARTZEN
036-4631258-001	GEOFFREY P. MOUEN, I
036-4640358-001	GS5 LLC
036-4643558-001	FAVELL SERVICES, INC
036-4647558-001	LOREMCO, INC.
036-4657358-002	TODO1 SERVICES, INC.
036-4659758-001	ACS INFRASTRUCTURE D
036-4661758-001	ARROW MIRROR & GLASS
036-4663058-001	UNITED SEAL & RUBBER
036-4670758-001	PETER THOMAS ROTH LA
036-4683458-001	O'HARA ENTERPRISES,
036-4685352-001	TOMICHI PROPERTIES N
036-4686354-001	GREGORY & COMPANY, I
036-4686554-001	GREGORY & COMPANY, I
036-4686654-001	GREGORY & COMPANY, I
036-4687558-001	CAPE COD DISTINCTIVE
036-4688358-001	WINCHESTER BOWL, L.L
036-4698358-001	FAMILY E.N.T. AND AL
036-4698458-001	FOSS DRUG OF VALLEY
036-4699158-001	A & J BODY SHOP, INC
036-4702070-018	CAMPBELLSVILLE UNIVE
036-4702070-019	CAMPBELLSVILLE UNIVE
036-4705590-002	RICHARD C FLEISCHER
036-4705970-002	PEMBERTON GREEN NEWC
036-4706350-002	MOTHER GOOSE CHILDRE
036-4708719-004	MODOC JOINT UNIFIED
036-4710261-008	JACKS CARPET INC

036-4710261-009	JACKS CARPET INC
036-4710261-010	JACKS CARPET INC
036-4712224-002	ANN HILSABECK
036-4712622-017	H O PENN MACHINERY C
036-4714661-004	BALL CORPORATION
036-4714718-024	INTERNATIONAL PAPER
036-4714718-027	INTERNATIONAL PAPER
036-4718103-002	ISWFACE INC
036-4718507-008	BOARD OF EDUCATION M
036-4718507-009	BOARD OF EDUCATION M
036-4718507-011	BOARD OF EDUCATION M
036-4718507-012	BOARD OF EDUCATION M
036-4718507-014	BOARD OF EDUCATION M
036-4718507-015	BOARD OF EDUCATION M
036-4718558-001	COSAS BUENAS BARATAS
036-4718697-097	MAURY REGIONAL HOSPI
036-4718697-098	MAURY REGIONAL HOSPI
036-4718749-002	ALBERT SM MANLAPIT M
036-4719358-001	WOUND CARE CLINIC-ES
036-4719929-002	TEXAS MILITARY INSTI
036-4720139-002	FARMERS NATIONAL COM
036-4720243-002	ARNO W WEISS JR MD P
036-4720516-003	MID MICHIGAN CHILD C
036-4721132-002	AMERICAN MAINTENANCE
036-4722108-003	ATTORNEY JOHN F SOJA
036-4722110-035	MERRILL LYNCH PIERCE
036-4722110-036	MERRILL LYNCH PIERCE
036-4722110-037	MERRILL LYNCH PIERCE
036-4722758-001	KATHY Y. JONES, M.D.
036-4722903-020	WEYERHAEUSER COMPANY
036-4723116-002	GLOBAL MAIL EXPRESS
036-4724187-003	KERRVILLE CHAMBER OF
036-4724374-006	COOPER POWER SYSTEMS
036-4725267-007	CLIFFSIDE PARK BOROU
036-4725316-002	J R BLACK PROPERTIES
036-4726180-086	MARRIOTT INTERNATION
036-4726570-012	URS CORPORATION
036-4727036-002	SAINT LANDRY PARRISH
036-4727140-003	THE SCHUMACHER GROUP

036-4728059-010	CATERPILLAR INC
036-4728164-007	PARKER HANNIFIN CORP
036-4728412-003	PHENIX SUPPLY COMPAN
036-4728892-004	ROMAN CATHOLIC DIOCE
036-4729829-003	AUTOMATIC POWER INC
036-4730361-002	WEATHERFORD INTERNAT
036-4731182-009	JOHNSON CONTROLS
036-4731363-002	THIRD EMANUEL BAPTIS
036-4732680-002	EPIPHANY LUTHERAN CH
036-4732790-002	SOUTHERN STATES SAVI
036-4733528-004	USA CARRIERS INC
036-4733586-002	MONTEREY PARK CHURCH
036-4733958-001	ALL STAR DIRECTORIES
036-4735065-009	GENCO DISTRIBUTION S
036-4735458-001	MANAGEMENT RESOURCES
036-4735890-004	PRESBYTERIAN CHILD W
036-4735997-002	NEW JERUSALEM CHURCH
036-4736014-006	GUARANTY ABSTRACT CO
036-4736119-002	HAYWOOD ACE HARDWARE
036-4736511-004	WACKENHUT CORPORATIO
036-4736609-003	RELATED MANAGEMENT C
036-4736609-004	RELATED MANAGEMENT C
036-4736765-002	GLOBAL PARTNERS LP
036-4736819-003	REDEVELOPMENT AGENCY
036-4736886-015	HEALTH DELIVERY INC
036-4737088-003	MCMAHON ELIZABETH L
036-4737745-003	SERENITY HOUSE INC
036-4737758-002	CRISTI CLEANING SERV
036-4737797-002	M & W INDUSTRIAL EQU
036-4738048-003	TECH GROUP INC
036-4738267-005	BAE SYSTEMS LAND & A
036-4738320-002	MICHIGAN BRAIN AND S
036-4738404-013	BARRY UNIVERSITY INC
036-4738404-014	BARRY UNIVERSITY INC
036-4738559-047	COURTYARD BY MARRIOT
036-4738867-003	ZANCO ENTERPRISES, I
036-4739574-005	MUSKINGUM COUNTY OHI
036-4739959-005	MOOSE INTERNATIONAL
036-4739959-006	MOOSE INTERNATIONAL

036-4740491-021	CITIGROUP GLOBAL MAR
036-4740546-002	LAW OFFICES OF ROBER
036-4740722-013	BARNES & NOBLE BOOKS
036-4741024-005	CW RESOURCES INC
036-4741105-002	CARSTAR OF ROCKFORD
036-4741644-002	GEOLOGICAL RESOURCES
036-4741649-002	TRUE CONCESSIONS INC
036-4741791-003	HEARTLAND PETROLEUM
036-4742558-001	SPECTRUM ENVIRONMENT
036-4742623-003	SIGNAL PERFECTION LT
036-4742758-199	MOTTLEY GROUP, LLC
036-4742758-299	MOTTLEY GROUP, LLC
036-4743175-002	SOUTHWEST RESEARCH F
036-4743842-004	WILLIAMSPORT CITY OF
036-4744187-004	REHAU INCORPORATED
036-4744422-002	HYGIA HEALTH SERVICE
036-4744452-002	PECO CORP HEADQUARTE
036-4744540-002	BENEFITS CONSULTING
036-4744749-002	GENERAL INTERNAL MED
036-4744967-002	POULIN ASSOCIATES IN
036-4745123-021	SCHWAN'S HOME SERVIC
036-4745510-003	HANS KISSLE COMPANY
036-4745608-002	CORNERSTONE COUNSELI
036-4745684-002	CASA ADHESIVE INC
036-4746198-002	BAKER DONELSON BEARM
036-4746753-005	INDEPENDENT OPPORTUN
036-4746935-004	ADVANCED PAIN MANAGE
036-4746935-005	ADVANCED PAIN MANAGE
036-4747107-002	VITAS HEALTHCARE COR
036-4747464-004	INTERTEK TESTING SER
036-4748298-002	VILLAGE REALTY & MAN
036-4748363-013	COOPER HEALTH SYSTEM
036-4748630-002	ESSILOR OF AMERICA I
036-4748918-008	TEXAS ONCOLOGY PA
036-4749708-004	GAYLORD HOSPITAL INC
036-4749715-002	RUSHMAN DRAPERIES IN
036-4749834-002	BRODART CO
036-4750361-008	GREENVILLE HOSPITAL
036-4750657-005	BURCH & CRACCHIOLO

036-4750846-020	CARABETTA MANAGEMENT
036-4750955-003	HAYDON SWITCH & INST
036-4751206-004	CATHERMAN'S GARAGE A
036-4751290-002	SOLUTION MMC LLC
036-4751290-003	SOLUTION MMC LLC
036-4752314-002	ALL POINTS INC
036-4752646-010	MEMORIAL HEALTH SYST
036-4752646-011	MEMORIAL HEALTH SYST
036-4752646-012	MEMORIAL HEALTH SYST
036-4753526-003	CREEKSIDE CORPORATE
036-4753578-002	REDSTONE REHABILITAT
036-4754213-001	THE GATSBY, INC.
036-4757618-005	KEYBANK NATIONAL ASS
036-4757745-009	SOUTH JERSEY RADIOLO
036-4757858-199	CAMELOT CABINETS INC
036-4758263-002	IMPACT OUTSOURCING S
036-4758323-003	LANCASTER CHRISTIAN
036-4758709-004	ROBB & STUCKY LIMITE
036-4758709-007	ROBB & STUCKY LIMITE
036-4758741-002	BOND TRAILER SERVICE
036-4758863-006	PRO FOUNDATION TECHN
036-4759258-199	CITY OF WRENS
036-4759437-002	CONNECTICUT MEDICAL
036-4759512-002	BOOKKEEPING & TAX SE
036-4759599-003	BATESVILLE CASKET CO
036-4759602-018	MICHAEL KORS USA INC
036-4759853-003	HOOVER CITY OF
036-4759943-004	WEIGHT WATCHERS OF L
036-4759966-006	ALABAMA SPACE SCIENC
036-4759966-007	ALABAMA SPACE SCIENC
036-4759967-002	ECHO DESIGN GROUP IN
036-4760501-003	EASCARE LLC
036-4760936-008	ATLANTIC AVIATION IN
036-4761619-002	NIKOUKARI CHARRON &
036-4761927-002	DYER NURSING HOME IN
036-4761927-003	DYER NURSING HOME IN
036-4762011-002	STUART CYNTHIA R DO
036-4762144-006	ARCHDIOCESE OF NEW Y
036-4762167-004	EMD CHEMICALS, INC.

036-4762170-003	MURAKAMI MANUFACTURI
036-4762227-002	BULL MOOSE TUBE COMP
036-4762235-002	SAINT BASILS SALVATO
036-4762245-002	L & M GRANITE LLC
036-4762360-003	IOWA STATE UNIVERSIT
036-4762360-004	IOWA STATE UNIVERSIT
036-4762439-002	WALTER MORRIS INVEST
036-4762495-003	SOUTHLAND FORMING IN
036-4762608-002	QUICK & EZ TITLE PAW
036-4762669-003	BROTHERHOOD OF LOCOM
036-4762717-007	AMERIPRISE FINANCIAL
036-4762904-002	ROGER WILLIAMS BAPTI
036-4763057-002	ACCOUNTING SOLUTIONS
036-4763058-002	PENDLETON SOUTHGATE
036-4763086-004	THOMPSON TRACTOR CO
036-4763086-005	THOMPSON TRACTOR CO
036-4763129-003	AIR LIQUIDE AMERICA
036-4763186-002	ASSOCIATED PRESS THE
036-4763364-002	CUMMINS INC
036-4763510-002	CITY OF MILFORD
036-4763758-002	D & G, LLC
036-4763787-002	REID PARK PROPERTIES
036-4763814-003	CATHOLIC YOUTH ORGAN
036-4764154-002	DARRELL R ZOLTON PC
036-4764270-003	TUCSON URBAN LEAGUE
036-4764280-002	ASPEN GOLD DEVELOPME
036-4764302-004	ADVANCED ROOFING, IN
036-4764318-002	OLDCASTLE GLASS INC
036-4764548-005	BAE SYSTEMS INC
036-4764732-003	JOIE DE VIVRE HOSPIT
036-4765298-002	ROTECH HEALTHCARE IN
036-4765451-002	JENSEN LAW FIRM LLC
036-4765940-002	CLIENT MANAGEMENT SY
036-4766216-004	TARGA RESOURCES LLC
036-4766648-002	PERFORMANCE FOOD GRO
036-4766872-002	NEW DIMENSIONS
036-4767161-002	RECYCLEBANK LLC
036-4767744-003	ANDERSON KAYNE CAPIT
036-4767958-002	JACKALOPE INTERNATIO

036-4767977-002	HANCOCK COUNTY HOMES
036-4768127-005	CUMMINS FILTRATION I
036-4768306-002	THOMAS C RECTOR DDS
036-4768464-002	DOMCO INC
036-4768714-002	UNITED PETROLEUM TRA
036-4768953-002	FITNESS FIRST, INC.
036-4769055-006	APS HEALTHCARE, INC.
036-4769262-006	NIKKEI AMERICA INC
036-4769568-002	WAVE CAR CARE CENTER
036-4769969-004	AVIAGEN INC
036-4770320-002	CE POWER SOLUTIONS,
036-4770582-002	SUNEX HOLDING COMPAN
036-4770740-007	HORACE MANN SCHOOL
036-4770740-008	HORACE MANN SCHOOL
036-4770740-009	HORACE MANN SCHOOL
036-4770740-010	HORACE MANN SCHOOL
036-4771152-003	TODD COURSER & CO LL
036-4771263-002	MMI PRODUCTS INC
036-4771317-002	OKLAHOMA LITHOTRIPTE
036-4771449-026	DAVITA INC
036-4771449-028	DAVITA INC
036-4771574-003	FIRETROL PROTECTION
036-4771772-003	BETHEL BAPTIST CHURC
036-4772092-002	LILLY & ASSOCIATES I
036-4772352-002	HERITAGE SCHOOL
036-4772433-002	WELLS FARGO INSURANC
036-4773083-002	REYNOLDS FUNERAL SER
036-4773402-013	ARAB AMERICAN AND CH
036-4773402-014	ARAB AMERICAN AND CH
036-4773495-002	SHRED IT USA INC
036-4773678-003	HOPEHEALTH INC
036-4773715-002	LULA CITY OF
036-4774040-006	JAPAN MINISTRY OF DE
036-4774040-007	JAPAN MINISTRY OF DE
036-4774139-002	REAL ESTATE WEST INC
036-4774605-002	SIERRA CARPET CARE L
036-4774641-002	NEW ENGLAND LINEN SU
036-4774728-002	AMERICAN LODGING LLC
036-4774866-002	LUBBOCK SPORTS INC

036-4775570-002	ST MARY LAND & EXPLO
036-4775639-002	ROCKY MOUNTAIN TRAVE
036-4775757-002	DEBORAH BASTIDAS & A
036-4776029-002	WARWICK PARTNERS LLC
036-4776031-007	ENGLISH GARDENS & FA
036-4776257-002	G & G HOSPITALITY, I
036-4776352-012	CONCERTED SERVICES I
036-4776393-002	WILMINGTON TOWN OF
036-4776393-003	WILMINGTON TOWN OF
036-4776911-003	NEXTCARE INC.
036-4776911-004	NEXTCARE INC
036-4776911-006	NEXTCARE INC
036-4777254-003	CALIFORNIA INDEPENDE
036-4777505-002	FGX INTERNATIONAL IN
036-4777714-003	CJB INDUSTRIES INC
036-4777737-002	CONSERVAIR INC
036-4778081-002	PYRAMID POWDER COATI
036-4778160-005	SUPERIOR ORTHOTICS A
036-4778449-003	MONTANA DAKOTA UTILI
036-4778570-002	FIRST CHICAGO BANK &
036-4778719-002	PIONEER HI BRED INTE
036-4778784-003	GEORGIA DEPT OF PUBL
036-4778965-002	PLEX SYSTEMS INC
036-4779346-002	KITTITAS COUNTY OF
036-4779564-002	NUPI AMERICAS INC
036-4779598-002	TORRINGTON CITY OF
036-4779725-002	FUJISANKEI COMMUNICA
036-4780035-002	CATHOLIC DIOCESE OF
036-4780198-002	EPISCOPAL DIOCESE OF
036-4780199-002	ATC GROUP SERVICES I
036-4780358-199	ALDEVRON, L.L.C.
036-4780448-002	COMMUNITY ACTION NAC
036-4780575-007	PLAINS CAPITAL BANK
036-4780575-008	PLAINS CAPITAL BANK
036-4780753-002	YESHIVA BETH HILLEL
036-4781094-004	JAMESTOWN COLLEGE
036-4781134-002	UNIFIED SOLUTIONS FO
036-4781161-002	SILGAN CONTAINERS CO
036-4781270-199	VENICE LANDCLEARING,

036-4781362-002	MABELVALE UNITED MET
036-4781569-002	THOMAS & HUTTON ENGI
036-4781842-002	C&D TECHNOLOGIES INC
036-4781926-002	OWSLEY COUNTY HEALTH
036-4781926-003	OWSLEY COUNTY HEALTH
036-4782207-004	J F DALEY INTERNATIO
036-4782381-002	SOUTH EAST TEXAS REG
036-4782390-002	ENCORE HEALTHCARE LL
036-4782722-003	BRANTLEY COUNTY OF
036-4782727-003	UNITED STATES COUNCI
036-4782823-003	PRATT INDUSTRIES USA
036-4782858-001	JOHN F. WALLEN
036-4782910-002	APPRAISAL RESOURCES
036-4782947-003	ARGONICS INC
036-4783037-002	RHO LOGISTICS INC
036-4783050-004	FIRST BANK FLORIDA
036-4783148-003	CAVENDISH FARMS INC
036-4783374-002	SMITH PAUL M ATTORNE
036-4783652-002	POOLPAK INTERNATIONA
036-4783758-005	TITLE COMPANY OF THE
036-4783912-002	AVIS BUDGET GROUP IN
036-4783915-005	STEINER MANAGEMENT S
036-4784110-002	COMPREHENSIVE NURSIN
036-4784289-002	NESTLE USA INC
036-4784325-003	ESSEX PARK REHAB & N
036-4784380-002	GREENWOOD NURSING CA
036-4786235-001	OLE MINK FARM, INC.
036-4787658-001	FLORIDA PRODUCTION E
036-4790458-001	VERA BRADLEY DESIGNS
036-4798158-001	OSGARS RUST STOP, IN
036-4798158-002	OSGAR'S RUST STOP, I
036-4799658-001	XL VIDEO, INC.
036-4801458-001	ENTERPRISE ASSOCIATE
036-4807958-001	INTERCONTINENTAL RES
036-4813158-001	SANDUSKY AREA MARITI
036-4813658-001	CHURCH OF THE CONSCI
036-4815268-002	AFFINISCAPE, INC
036-4817858-001	TARGUS GROUP INTERNA
036-4822247-001	WEST HARLEM GROUP AS

036-4822247-002	WEST HARLEM GROUP AS
036-4824158-001	TIMOTHY J. WITTER
036-4827258-001	BLANCA MATIAS
036-4839759-001	BAEZ ORTHOPAEDICS AN
036-4846659-001	ADPAK USA COMPANY
036-4846859-001	WE THE PEOPLE DOCUME
036-4847869-001	COL-BRAN ELECTRIC, I
036-4850559-001	TRANSMISSION CLINIC,
036-4860753-001	RICE KING FOODS, INC
036-4863855-001	JAS-RAJ, INCORPORATE
036-4874159-001	SUNSET NATURAL PRODU
036-4876459-002	RUSTIC ACRES, INC.
036-4880559-001	NORTHEAST BACKHOE &
036-4880759-001	MARK SAFIN
036-4882859-001	PHYSICIAN'S GROUP OF
036-4910859-001	MOREHART AND WEINMAN
036-4911159-002	ACE AUTO PERFORMANCE
036-4912559-001	NETWORK SUPPORT AND
036-4912559-002	NETWORK SUPPORT AND
036-4916876-002	APPLIED INNOVATIONS
036-4925359-001	COMPASS CAPITAL MANA
036-4925559-001	CORE ONCOLOGY, INC.
036-4928271-001	OMLOR PIZZA, LLC
036-4930659-001	TRINITY UNITED METHO
036-4931955-001	PANGEA, INC.
036-4932555-001	DYNAMIC PIZZA, INC.
036-4940259-001	RICHARD C. OWENS
036-4940459-001	DYNAMIC PROPERTIES O
036-4942159-001	ALWAYS ON CALL ANSWE
036-4945159-001	RKC ENTERPRISES, LLC
036-4960859-001	FJB ASSOCIATES, LLC
036-4965159-001	SRK ENTERPRISES LLC
036-4972459-001	SERVIGISTICS, INC.
036-4975759-001	BOTANIC ONE DESIGN,
036-4978959-001	SPECIAL INTEREST AUT
036-4980191-001	GLENGARIFF CORPORATI
036-4987959-001	LOGISTICAL SUPPORT,
036-4996759-001	DANCING DEER BAKING
036-5007059-001	STRAFFORD COUNTY COM

036-5007159-001	KAEMMERLEN PARTS AND
036-5007759-001	BATTAGLIA ELECTRIC,
036-5011159-001	HILLSTREET CAPITAL L
036-5013754-001	CYBER-PRO SYSTEMS, I
036-5014461-001	BEI ENGINEERING GROU
036-5017792-002	SOLUTIONWARE, LTD.
036-5017792-003	SOLUTIONWARE, LTD.
036-5019056-902	ALDO BOTTI & DE LONG
036-5023080-001	THE ESCROW CONNECTIO
036-5023780-001	BROWN & BROWN PIZZA,
036-5027659-001	ALPHA MAIL, INC
036-5030859-001	GRIMSHAW ARCHITECTS,
036-5032959-001	METRO 25 OF DETROIT
036-5034859-001	MIDWEST SNOW TECHNIC
036-5038059-001	VALTECH TECHNOLOGIES
036-5038159-001	UROLOGY SPECIALISTS,
036-5047599-001	KOBATA GROWERS, INC.
036-5060250-001	J.R.B., INC.
036-5064164-001	MANOUCH ZANICH
036-5068260-001	SHEILA ROBINSON
036-5070660-001	ALVIN STOLTZFUS
036-5079060-001	CALLTOWER, INC.
036-5080960-001	TRI PALM UNIFIED OWN
036-5081660-001	IT-LIFELINE, INC.
036-5086160-001	ETHICAL PRODUCTS, IN
036-5089160-001	LYON SHEET METAL WOR
036-5093470-001	QVS, INC.
036-5106260-001	S P INDUSTRIES, INC.
036-5112060-001	ENGINEERING PARTNERS
036-5119323-002	SES OF ILLINOIS, INC
036-5120622-003	M&S WASTE SERVICES,
036-5120975-004	ALLIANCE CHRISTIAN S
036-5121077-002	W & M FARM, INC.
036-5121860-001	T. W. STEINEMANN & A
036-5126060-001	DARRYL BLINSKI, M.D.
036-5128060-001	CC METALS AND ALLOYS
036-5130960-001	ENGINEERING VENTURES
036-5137260-001	JBR ASSOCIATES, INC.
036-5137660-001	LYON & ASSOCIATES, I

036-5138560-001	DANIEL J. MILLER
036-5142360-001	D.F.K DRY CLEANER, L
036-5149860-001	GEORGE BINNS
036-5158466-001	FOSTER INSPECTIONS &
036-5165360-001	SOUTHWEST HEALTH COR
036-5173960-001	SOLOMON ROSENZWEIG,
036-5178560-001	ROBERT BRANSON
036-5179060-001	TIP OF TEXAS FAMILY
036-5179160-001	MTP OF BREVARD COUNT
036-5180709-001	JEROME WINERY, INC.
036-5185860-001	OXFORD BOARD OF EDUC
036-5185860-002	OXFORD BOARD OF EDUC
036-5186860-001	AM MED DIRECT, LLC
036-5189960-001	NATIONAL ELECTRO-COA
036-5194860-001	PLATINUM INTELLIGENT
036-5197560-001	S&S MANURE APPLICATI
036-5198870-001	JOHN MICHAEL WHALEN
036-5206260-001	PETER R. DECLOUX
036-5207960-001	STEVEN C. BEST
036-5210852-001	RIMINI STREET, INC.
036-5210852-002	RIMINI STREET, INC.
036-5214760-002	HERB THYME FARMS, IN
036-5214760-005	HERB THYME FARMS, IN
036-5214760-006	HERB THYME FARMS, IN
036-5221602-001	EXPERIENCE DENTAL ST
036-5221648-003	TECHNOLOGY CONCIERGE
036-5221760-001	SOUTHLAND TRANSPORTA
036-5221760-002	SOUTHLAND TRANSPORTA
036-5221760-004	SOUTHLAND TRANSPORTA
036-5221760-005	SOUTHLAND TRANSPORTA
036-5221760-006	SOUTHLAND TRANSPORTA
036-5223699-002	THE GRACE BAPTIST CH
036-5224960-002	VIPER COMMUNICATIONS
036-5232860-001	GABMAR INC
036-5234460-001	ARCTURIS, INC.
036-5237360-001	CENTRAL PROGRAMS, IN
036-5238060-001	SHELBY HOME & PUBLIC
036-5243559-001	MIDWEST SNOW TECHNIC
036-5245060-001	HEARTCARE ASSOCIATES

036-5247806-001	ACHAMAK TRADING, INC
036-5248160-001	24 SEVEN INC.
036-5260476-001	CASABLANCA FISH MARK
036-5263087-001	ADCONION MEDIA, INC.
036-5275860-001	GRIFFIN FARMS, INC
036-5287760-001	PINNACLE PHYSICIAN R
036-5301560-001	AN HUYNH
036-5308460-001	SECURENET LLC
036-5317660-001	SURGICAL MONITORING
036-5320060-002	ROBERT AND TAY SIMP
036-5325560-001	D.G. MCDERMOTT ASSOC
036-5328013-001	ZA POWER, INC.
036-5328161-001	BANGZ, INC.
036-5328480-001	FUSION LINENS, INC.
036-5328607-001	AUTHORIZED TESTING,
036-5328617-001	ROSEWOOD VILLAGE HOL
036-5328622-001	PIZZA PARK CORPORATI
036-5329332-001	WHITEFORD ROAD RENTA
036-5329398-001	M & A/COMPREHENSIVE
036-5331960-001	RASM, INC.
036-5332260-001	GLOBAL BUSINESS PART
036-5337160-001	FLEXI DISPLAY MARKET
036-5345860-001	BEALL, INC.
036-5346360-001	FARMACIA NUTRIX, INC
036-5347360-001	MIS SUENOS, LLC
036-5354123-001	KEYSTONE SPINAL DECO
036-5354126-001	COLTRACE COMMUNICATI
036-5357929-001	THE EUROPA MARKET CO
036-5359347-001	P & S 76 GRASS VALLE
036-5360456-001	MANY BUSINESS SERVIC
036-5361560-001	THE MILFORD TOWN LIB
036-5362971-001	DAVID M. SCHON
036-5365625-002	CONTINENTAL FIELD SY
036-5367673-001	ALOOJIAN GROUP, INC.
036-5369360-001	JAMES E. TUNAITIS
036-5373060-001	EAGLE INDUSTRIES DEL
036-5374162-001	EXECUTIVE IMAGE LIMO
036-5385553-001	PERKINS & COMPANY, P
036-5401460-001	MEDIA3 TECHNOLOGIES,

036-5405560-001	SEATBELT SOLUTIONS,
036-5406460-001	SHOWINGTIME.COM, INC
036-5407460-002	THE FLORIDIAN OF MIA
036-5407760-001	THE SUBURBAN GROUP,
036-5408860-001	NAUDAIN ENTERPRISES,
036-5410060-001	ZOYTO, INC.
036-5412170-001	AMERICAN INTERLOCK,
036-5418260-001	COLCOM & FRITZ, INC.
036-5418860-001	T. GLENN EACHUS
036-5421660-001	KLRR FOODS, INC.
036-5429655-001	FAS PIZZA, INC.
036-5429689-001	RAMCO PETROLEUM, LP
036-5429917-001	ELSP ENTERPRISES, IN
036-5429937-001	CONCORD NURSING HOME
036-5430046-001	TEAM ROSLYN, INC.
036-5430704-001	WNC FULFILLMENT CENT
036-5430739-001	CHRISTINA RONDEAU
036-5431150-001	MOUNTAINEER PIZZA, I
036-5431153-001	HINES REIT 321 NORTH
036-5431375-001	DHG, INC.
036-5431396-001	RUDRA GROUP, INC.
036-5431413-001	FAIRE LA BELLE, INC.
036-5431615-001	ALL IN PIZZA, LLC
036-5431714-001	SMOKIN' GUN, INC.
036-5431763-001	SUN-ONE, INC.
036-5431830-001	HLB COMMUNICATIONS,
036-5431997-001	SOAPTRONIC, LLC
036-5432096-001	SKIN CARE THERAPIES
036-5432147-001	BOMANITE CORPORATION
036-5432250-001	HORTON PRINTING, LLC
036-5432473-001	VIA NET.WORKS USA, I
036-5432689-001	F & R, INC. OF BEMIS
036-5433060-001	CHILDREN'S MEDICAL C
036-5433067-001	STOP ZONE INC.
036-5433433-002	MERCURY INSURANCE CO
036-5433463-002	KITTER CORPORATION
036-5434627-001	DMC ENTERPRISES INC.
036-5445460-001	THE INSTITUTE OF INT
036-5450060-001	SUDBURY GRANITE & MA

036-5455102-001	TREND SETTERS COLLEG
036-5455933-001	ELECTRONIC SERVICE S
036-5456360-001	GRT UTILICORP, INC.
036-5457116-001	MSL ASSOCIATES, INC.
036-5457926-001	SKIN CARE THERAPIES
036-5459483-001	TAXCO STERLING CO.,
036-5459485-001	TAXCO STERLING CO.,
036-5461036-001	WESTBURY MANOR ENTER
036-5463060-001	AUTOGERMANA, INC.
036-5472560-001	CESAR M. EGUEZ, OD
036-5476624-001	LEE MURRAY GARDNER I
036-5482025-001	CALVIN ROGERS, JR.
036-5485900-001	PREFERRED AUTOMOTIVE
036-5490933-001	JPPS, INC
036-5495860-001	CONCHO CORPORATION
036-5502160-001	PLYMOUTH CITY CENTER
036-5510060-001	JKR DEFALCO, INC.
036-5512460-001	ANGELA R. PECK
036-5513560-001	CALVARY BAPTIST CHUR
036-5517760-001	JUNG SEOK KOH
036-5528060-001	PATIENT SUPPORT SERV
036-5530160-002	FRANDZEL ROBINS BLOO
036-5534111-001	KAZU, INC.
036-5534552-001	LUTER ENTERPRISES, L
036-5534555-001	SCOTT LEMASTER SALON
036-5534731-001	TMD PIZZA MANAGEMENT
036-5534770-001	A GRILL ON THE GO, L
036-5534772-001	DE WELL CONTAINER SH
036-5534780-001	SWEET ATTRACTIONS, I
036-5535513-001	MIKEY NGUYEN
036-5535633-001	KEYWESTTANS, LLC
036-5535776-001	VBD INVESTMENTS, INC
036-5536059-002	SYNERGY CAPITAL GROU
036-5536131-001	LEGACY TWO ENTERPRIS
036-5536315-001	NEVADA FREE ENTERPRI
036-5536356-004	MENDOCINO COAST DIST
036-5536718-001	VENTURE 4100, LLC
036-5536775-001	ABSOLUTE SPORTS, INC
036-5536846-001	R & L MUSIC, INC.

036-5537539-001	SPIRITED VENTURES II
036-5537574-001	CREATIVE CLOSET COMP
036-5537962-005	FAIRFIELD BOARD OF E
036-5537962-006	FAIRFIELD BOARD OF E
036-5538089-001	SHIDLER SERVICES COR
036-5538158-001	COLUMBUS PAINT & SUP
036-5538321-001	DANIEL W LANGE
036-5538691-002	ARC GLAZING INC
036-5538862-001	SIGNMART, L.L.C.
036-5538865-002	CORE MARK INTERNATIO
036-5538948-001	LIGHT AS A FEATHER S
036-5539009-001	LOGAN E. MUELLER
036-5539116-001	KINGFISH INVESTMENTS
036-5543960-001	ARCHIPELAGO, INC.
036-5552660-001	DRS. RUSSELL, BERKEB
036-5553380-001	COVINGTON CELLARS, L
036-5554470-001	KEELEY CRANE SERVICE
036-5555260-001	PETS OF WELLINGTON,
036-5556460-001	THE RICHLAND BLUE PR
036-5557392-001	ALINE BAE TANNING, I
036-5557969-001	GRAND STRAND RENTAL,
036-5558909-002	THE ORTHOPEDIC SURGE
036-5558978-001	MIKEY NGUYEN
036-5563290-001	RON KAMPSCHMIDT
036-5565979-006	LOR ROB DAIRY FARM,
036-5566355-001	Q. C. COATING, INC.
036-5569560-001	SERGIO SOKOL M.D., F
036-5572085-001	SCHOOL UNION 76 AND
036-5573260-002	THE MORRISON GROUP,
036-5574460-001	RONNYBROOK FARM DAIR
036-5575900-001	POOLER CITY OF
036-5580860-001	IOVATION INC.
036-5582034-001	DANIEL W LANGE
036-5585135-001	STANDARD ENTERPRISES
036-5585260-001	CLAYTON K. ZIMMERMAN
036-5586771-001	IRON MOUNTAIN INCORP
036-5588366-002	PERENNIAL SERVICES L
036-5588451-001	NCS SERVICES LLC
036-5589360-001	RS ANDOVER DONUTS, I

036-5594260-001	RICHARD P. MALINOWSK
036-5599760-001	MILI TRUCKING CORP.
036-5599760-003	MILI TRUCKING CORP.
036-5600760-001	O'DONNELL & ASSOCIAT
036-5604639-001	KIMAGING
036-5611060-001	EL NORTENO'S DISTRIB
036-5612460-001	MARKET SCAN INFORMAT
036-5619660-001	ST. GABRIEL THE SORR
036-5628260-001	FLORIDA POLICE BENEV
036-5639358-003	HUMANSCALE CORPORATI
036-5639562-001	EAST NORRITON, INC.
036-5639655-001	AXLE BOY ENTERPRISES
036-5639736-001	BAYNES ROBERT
036-5639758-002	ICONSTITUENTS, LLC
036-5639781-001	BOOKOO BOUNCE LLC
036-5640025-001	R.P.I., INC.
036-5640295-001	SPIRIT CAFE, INC.
036-5643160-001	S R FORWARDING INC
036-5646960-001	GRETNA INSURANCE AGE
036-5651225-001	SHERWOOD URGENT CARE
036-5652060-001	DEVORE CHEVROLET, IN
036-5652859-002	CLOPPERT, LATANICK,
036-5653960-001	PERCEPTIVE SOFTWARE,
036-5662232-003	VF OUTDOOR INC
036-5663260-001	DAYLE LAWRENCE
036-5663750-001	HARMONY FILMWORKS LL
036-5663860-001	DEEMUS GROCERIES, LT
036-5670209-001	JESS ROTHENBERG & AS
036-5670209-002	JESS ROTHENBERG & AS
036-5674060-001	FARMERS ALL NATURAL
036-5677848-001	COLLINS ENGINEERS IN
036-5677848-003	COLLINS ENGINEERS IN
036-5678647-001	SUPER H CORPORATION
036-5679060-001	BARRANQUITAS AUTO CO
036-5679512-001	MID AMERICA APARTMEN
036-5680960-002	W.D.S. ENTERPRISES I
036-5682133-001	WINE CELLAR RESTAURA
036-5686052-001	FAIRPOINT COMMUNICAT
036-5686052-002	FAIRPOINT COMMUNICAT

036-5688560-001	MARKEY MACHINERY CO.
036-5696760-001	MIRACLECORP PRODUCTS
036-5710260-001	TOADY'S, L.L.C.
036-5710260-002	TOADY'S, L.L.C.
036-5710260-003	TOADY'S, L.L.C.
036-5710260-004	TOADY'S, L.L.C.
036-5714560-001	APPELBAUM, FARKASH &
036-5716760-001	PLAZA PROVISION COMP
036-5717260-001	METROPOLE REALTY ADV
036-5726060-002	GREEN ENVIRONMENTAL
036-5737960-001	CHUN PAE
036-5740928-001	GENERAL INDUSTRIAL R
036-5741155-001	AZIZ PETROLEUM, INC
036-5741193-001	CIRCLES FARM INC.
036-5741473-001	PULLANO'S PIZZA, INC
036-5741640-001	PHOETIC IMAGES, INC.
036-5744760-001	PARK-LIM ENTERPRISES
036-5746060-001	SYSTEMMETRICS CORPOR
036-5747560-001	MICHAEL MOTT
036-5753060-001	H & B CLEANING SERVI
036-5759960-001	ARCHDIOCESE OF NEW Y
036-5759960-002	ARCHDIOCESE OF NEW Y
036-5761070-001	ODYSSEY TECHNOLOGIES
036-5776060-001	FIRM58, INC.
036-5778560-001	B & R INDUSTRIES INC
036-5787859-001	COMPASS CAPITAL MANA
036-5810660-001	ST. ANTHONY PARISH
036-5811360-002	ALL CAL SERVICES, LL
036-5811360-003	ALL CAL SERVICES, LL
036-5818760-001	EPCO, LIMITED
036-5821660-001	F AND S CLEANERS, LL
036-5830560-002	DEPINO TRANSPORTATIO
036-5831660-001	ADVANTAGE GOLF CARS,
036-5833831-001	BURKE ASSET PARTNERS
036-5835237-001	7 MEDICAL SYSTEMS, L
036-5841836-001	EUROPEAN AUTO SOLUTI
036-5841937-001	EAGLE OIL & LUBE, IN
036-5842062-002	RUSH HEALTH SYSTEMS
036-5842266-001	MONROSE CATERING LLC

036-5842294-001	DEL BAKERS, INC
036-5843031-001	AJMAIL S. SANGHA
036-5843214-002	TULSA MUNICIPAL EMPL
036-5843223-001	CAPUTO PROPERTIES
036-5843561-001	INSUREMAX INSURANCE
036-5843729-001	ALEXANDER CHANG, M.D
036-5843855-001	RALPH A JENKINS
036-5843870-001	HIGHLINE FINANCIAL,
036-5844115-001	HUNTINGTON CONTROLS,
036-5844165-001	WOODARD ENTERPRISES,
036-5844348-001	SADDLE SORE SALOON,
036-5844446-001	DISTINCTIVE IMAGING
036-5844448-001	4 CORNERS GAS & CONV
036-5844737-001	CAPE ANIMAL REFERRAL
036-5844740-001	SKINNER ELECTRIC WOR
036-5844905-001	THE HEARING GROUP OF
036-5845061-001	CANTONA, INC.
036-5845063-001	SNAPDRAGON SALON & S
036-5845065-002	NEWELL-RUBBERMAID IN
036-5845108-001	TONY LINDSEY & COMPA
036-5845138-001	SUITE 115 SALON & SP
036-5845148-001	FILER, INC.
036-5845166-001	TONY LINDSEY AND COM
036-5845328-002	BGT LLC
036-5845342-001	TIM'S TIRE & AUTOMOT
036-5845357-001	GASTRO OPERATING COM
036-5845671-001	D2E, INC.
036-5845846-001	INDECENT EXPOSURE, L
036-5845989-001	ROBERT H. SCOTT, JR.
036-5846007-001	ANTHONY J.T. CREEK
036-5846088-001	HILL COUNTRY AUTOMOT
036-5846217-001	BROADREACH OF CHATHA
036-5846536-001	MEIJI PHARMACY, INC.
036-5846571-001	BERNARD SISSEL
036-5846612-001	TRANSPRO TRANSMISSIO
036-5846644-001	TONY & SON'S SALVAGE
036-5847092-001	URBAN TREND, INCORPO
036-5847144-001	ROSENDAHL'S MARBLE &
036-5847211-001	BODY3 FITNESS CLUBS,

036-5847250-001	MALZONE BASEBALL, LL
036-5847258-001	CAMP CANINE, INC.
036-5847677-002	URBAN DWELLINGS
036-5847678-001	MIXED ELEMENTS LLC
036-5847698-001	MEMORIAL CITGO, INC.
036-5847704-001	BUTTE PARK ROYAL OPE
036-5847861-001	BYK AGENCY, INC.
036-5847932-001	SOUTH BAY CORPORATIO
036-5848002-001	LITECAST / BALTICORE
036-5848020-001	KM ELECTRIC INC.
036-5848042-001	MANNSHAHALLAH HOLDIN
036-5848088-001	SERAH ENTERPRISES, I
036-5848090-001	KARIM BEN ALI
036-5848104-001	AL JARBO, INC.
036-5848167-001	ALLURE SALON L.L.C.
036-5848204-001	RICHARD DAIGRE
036-5848215-001	WONDERKIDS L.L.P.
036-5848219-001	SPM LAND DEVELOPMENT
036-5848246-001	REFLECTIVE FLOOR SYS
036-5848669-001	JIM JONES INSURANCE
036-5850254-001	3H NETWORK INC.
036-5850628-002	CONSTELLATION WINES
036-5853960-001	AMMRE, INC.
036-5858770-001	HOMER DONALDSON COMP
036-5861785-001	ADVANCED DERMATOLOGY
036-5868098-001	ABSOLUTE REALTY INC
036-5869430-001	BOUDREAUX'S CAJUN KI
036-5871907-001	ROMAN CATHOLIC BISHO
036-5871907-002	ROMAN CATHOLIC BISHO
036-5872621-001	RMJ LABORATORIES, IN
036-5872721-001	UNLIMITED LLC
036-5874061-001	RUTHE B. COWL REHABI
036-5875415-001	GFI CAPITAL RESOURCE
036-5875415-002	GFI CAPITAL RESOURCE
036-5880644-001	UNIVERSITY OF NORTH
036-5880644-002	UNIVERSITY OF NORTH
036-5880644-003	UNIVERSITY OF NORTH
036-5880644-004	UNIVERSITY OF NORTH
036-5880644-005	UNIVERSITY OF NORTH

036-5880644-006	UNIVERSITY OF NORTH
036-5880644-007	UNIVERSITY OF NORTH
036-5880644-008	UNIVERSITY OF NORTH
036-5884059-001	LOUISIANA FEDERAL CR
036-5884059-002	LOUISIANA FEDERAL CR
036-5886206-002	SATCOM & COMPUTERS L
036-5890940-001	JESUS FIGUEROA
036-5904861-001	RPFL LLC
036-5907161-001	THE GOLDSTEIN LAW FI
036-5911361-001	ASSOCIATED PROFESSIO
036-5919061-001	THOMAS MOORE
036-5924161-001	EDWIN LUGO HUERTAS
036-5930361-001	JAMES C. RICKETTI, D
036-5931954-001	GANNAWAY WEB HOLDING
036-5938756-001	APPIAN CORPORATION
036-5941648-001	FIRST RESPONDER EMS-
036-5943461-001	SOUTHBURY TREE SERVI
036-5946170-001	JOE KELLEY
036-5948471-001	MCLEAN SS, INC.
036-5948483-001	KATE BECKER
036-5948627-001	INDER ENTERPRISES, I
036-5948788-001	MAGNOLIA SCHOOL OF A
036-5948912-001	TOTAL ECLIPSE, LLC
036-5949113-001	DIRECTOR'S CUT HAIR
036-5949141-001	SAVE CENTER A CALIFO
036-5949457-001	ROD & SON HEATING OI
036-5949556-001	ALBANY PROTECTIVE SE
036-5949566-001	T&S PROFESSIONAL REN
036-5949576-001	COMPLETE AUTOMOTIVE
036-5949577-001	TURNER AUTOMOTIVE, I
036-5949585-001	TMD, LLC
036-5949699-001	4 D PRINTING, INC.
036-5949982-001	PLANET ORGANICS, INC
036-5950002-001	LINDWOOD SERVICES CO
036-5950352-001	MARIA'S PASTRY SHOP
036-5950400-001	MAGNOLIA SCHOOL OF A
036-5950461-002	B. ROBINSON OPTICAL,
036-5950567-001	TERESA G. WILSON
036-5950961-001	LITTLE SCHOLARS CENT

036-5953261-001	BP GRADING COMPANY,
036-5954069-001	CHANGING IMAGE SALON
036-5954879-001	GORDON BROTHERS CELL
036-5962161-001	ROCA, INC.
036-5966242-001	KBK ENTERPRISES, LLC
036-5970853-001	INNOVATIVE DISCOVERY
036-5972361-001	COMER HOLDINGS LLC
036-5980508-001	745 HIGHLAND AVENUE
036-5982861-001	SHAUN AND COLLEEN BA
036-5988947-001	ACTION SHRED OF TEXA
036-5996761-001	WEBHOSTING.NET INC.
036-6009061-001	SWAMI SHRIJI ENTERPR
036-6010761-001	DASSAULT FALCON JET
036-6011261-001	AC ENGINEERING, INC.
036-6012861-001	EAST COAST DIGITAL P
036-6015422-002	ROBERT MCCLURE
036-6015961-001	EYEDENTITY, INC.
036-6016461-001	NATIONAL RIGHT TO WO
036-6016761-001	ROBERTSON & KOENIG,
036-6021561-001	HALPIN ENGINEERING &
036-6021961-001	AMERICAN MAINTENANCE
036-6022761-001	JAMES D. HARSHMAN
036-6025455-001	HAYDEN TANNER
036-6027361-001	JOSE CRUZ
036-6032260-002	INTERFACE SECURITY S
036-6038061-001	TELOGIS, INC.
036-6043461-001	VIRGINIA SEIP
036-6044361-001	THE LORD'S PLACE, IN
036-6044861-001	CONLEY WASTE MANAGEM
036-6045161-001	CITY OF MUNROE FALLS
036-6050625-001	ILLUSIONS SALON, INC
036-6050633-001	RISK HOLDINGS, INC.
036-6050650-001	LYON'S DEN INVESTMEN
036-6050676-001	THE TRAINERS EDGE LL
036-6050680-001	ROSS PLUMBING, INC.
036-6050745-001	ALL STAR AUTO CARE,
036-6051012-001	STAMFORD FITNESS SOU
036-6051043-001	ELIZABETH SWISLOSKI
036-6051068-001	CARE DYNAMIX, LLC

036-6051601-001	CAMERA CARS UNLIMITE
036-6051616-001	K & K HOSPITALITY, L
036-6051737-001	MARI THE STUDIO, LLC
036-6051740-002	WEINGARTEN & ADLER
036-6051767-001	BB&D CONCEPTS, L.L.C
036-6051821-002	CATHOLIC DIOCESE OF
036-6051851-001	ACE AUTO AIR & AUTO
036-6051856-001	GEORGE A . MACCALLUM
036-6051875-001	GRAND PRIZE MOTORS,
036-6051904-001	MGD-DANNA AUTO WASH,
036-6051994-001	BELLA HAIR & NAIL SA
036-6052183-001	COMFORT CLEAN L.L.C.
036-6052233-001	A-INTERNATIONAL DIST
036-6052547-001	PHARM OPS, INC.
036-6052558-001	YOUNG HO KIM
036-6052636-001	LOGAN II, INC.DBA CR
036-6052736-001	EDF ENTERPRISES, LLC
036-6052808-001	GEM FOOD CORP
036-6052851-003	LEASING ENTERPRISES
036-6052958-001	SALIM MUHAMMED, ANIL
036-6052969-001	SIGN TECH OUTDOOR ME
036-6053036-001	PRECISION PALLET, LL
036-6053266-001	LONG ENTERPRISES, IN
036-6053367-001	DALRIADA ENTERPRISES
036-6053520-001	BRADLEY AUTO REPAIR
036-6053605-001	REICH'S OUTPOST LLC
036-6053609-001	JODY KINGSLEY
036-6053655-001	G-4, INC.
036-6053786-001	F1 RACE FACTORY, L.L
036-6053853-001	COMPLETE PERFORMANCE
036-6053992-001	HERBERT MANN, JR.
036-6054056-002	KASE SPEELMAN & CULL
036-6054097-001	PENINSULA PET RESORT
036-6054137-001	NETWORK FOUNDATIONS,
036-6054202-002	JAYSHREE GANESH ENTE
036-6054204-001	LA CANADA CAMERA, IN
036-6054264-001	R & B STATIONS, INC
036-6054422-001	PHILLIP SPEARS COMME
036-6054547-001	FLEJ INC. DBA POMODO

036-6054551-001	EVEY HARDWARE CO., I
036-6054665-001	VALLEY GAS FOODMART
036-6054738-001	OASIS SURGERY CENTER
036-6054784-001	WAGONER VINEYARDS, L
036-6054993-001	CENTURY HYDRAULICS L
036-6054998-001	JEAN MICHELLE DAY SP
036-6055192-001	NEAT AUTO SALES, INC
036-6055205-001	OASIS SALON LLC
036-6055519-001	ARCHITECTURAL DETAIL
036-6055562-001	SALON HALO, L.L.C.
036-6055579-001	TIRAMI SU OF SHELBY,
036-6055673-001	JRW GENERATIONS, INC
036-6055724-001	LUNATIC FRINGE UPTOW
036-6055761-001	BALM OF GILEAD HOME
036-6055776-001	CHI RATHNA PARTNERSH
036-6055988-001	LUDWIG INVESTMENTS 1
036-6055999-001	THE CHANGER, INC.
036-6056111-001	JERRY FRIDAY
036-6056163-001	STONECREEK SURGERY C
036-6056208-001	RONALD J. OLSON
036-6056268-001	WILLIAM A. UPSHAW
036-6056299-001	S.K.M. RESTAURANTS,
036-6056386-001	BHOOLA INC.
036-6056544-001	JANE CASTELLO
036-6056620-001	DOW FITNESS, INC.
036-6056772-001	SALON CHOCOLAT, LLC
036-6056774-001	GURKIN'S A TENNESSEE
036-6056775-001	ARTISTIC AUTO BODY A
036-6056798-001	GROVE CITY PHYSICAL
036-6056842-001	ANGELA TOLSTON
036-6056933-001	AT YOUR SURFACE, LLC
036-6056960-001	TEAM FLORES, INC.
036-6056979-001	BORO PARK CUTTING TO
036-6056994-001	JOHNNY GUTIERREZ
036-6057013-001	C.A. SCHULTZ, INC.
036-6057099-001	ST PETER LUTHERAN CH
036-6057147-001	J. LAMENDOLA PHYSICA
036-6057236-001	GROUND TO GRAPHICS C
036-6057243-001	FIDELITY GROUP OF CL

036-6057257-001	FOUNT OF LIFE LUTHER
036-6057323-001	MAD CAR WINE COMPANY
036-6057348-001	DETROIT RIVERTOWN BR
036-6057365-001	SALON PETRA, LLC
036-6057375-001	REELFOOT REGIONAL AS
036-6057395-001	STOCKTON HILL LOCKSM
036-6057398-001	HEADQUARTERS PUB LLC
036-6057446-001	AQUAE INTERNATIONAL,
036-6057454-001	WEST SIDE SCHIMENTI'
036-6057463-002	PEACH STATE AUTO AUC
036-6057507-001	SELECT ONE LTD. CO.,
036-6057515-001	CLASSICAL FARMS LLC
036-6057524-002	RED BEARD SHEET META
036-6057525-001	LUXURIA SALON & SPA,
036-6057613-001	FLAGG ENTERPRISES, I
036-6057648-001	GIBSON INSURANCE GRO
036-6057655-001	CARDIO EXPRESS LLC
036-6057693-001	POINT LOMA GAS CORP.
036-6057695-001	MCMINN ENTERPRISES,
036-6057704-001	BIVENS ENTERPRISES,
036-6057705-001	ALOHA TANS & HAIR, L
036-6057707-001	PACIFIC TAN, INC.
036-6057711-001	COCONUT BEACH TANNIN
036-6057712-001	THE TAN SPOT, INC.
036-6057764-001	CORNERSTONE CHIROPRA
036-6057774-001	KAPLAN COSMETIC SURG
036-6057800-001	GROVE HOMEOWNERS ASS
036-6057831-001	VALLEY METAL SUPPLY,
036-6057901-003	JOHN EYES BIG SANDY
036-6057908-001	LAM'S FOODS INC.
036-6058038-001	WHITEFISH OPERATION,
036-6058051-001	MACEDONIA AME CHURCH
036-6058095-001	MED SOUNDS INC
036-6058102-001	PRAVDA STUDIOS, LLC
036-6058103-001	OLD TIME AUTOMOTIVE
036-6058132-001	CACTUS MOON ENTERPRI
036-6058199-001	RGGD INC
036-6058249-001	CLARK'S CAR CARE, IN
036-6058263-001	MANHATTAN PHYSICIANS

036-6058266-001	KAREN SCOTT
036-6058268-001	BALANCE LOSS CONSULT
036-6058281-001	SILVER LINE BUILDING
036-6058491-001	MIL-SPEC PAINTING, I
036-6058576-001	HARRY SHAPIRO, M.D.,
036-6058742-001	RELAX INVESTMENTS IN
036-6058805-001	GIBSON INSURANCE GRO
036-6059487-001	YASH, INC.
036-6059804-001	SPINE PHYSICAL THERA
036-6060160-002	NEW YORK SHAKESPEARE
036-6061204-001	ARCHITECTURAL REFUSE
036-6061967-001	DAN SMALL PRODUCTION
036-6063224-001	RELAX INVESTMENTS IN
036-6063961-001	51 NEWTON DONUTS LLC
036-6064361-001	ELITE AIR SYSTEMS, I
036-6067261-001	PARK AVENUE CLEANERS
036-6071544-001	ROYAL SLEEP PRODUCTS
036-6073234-001	BREAKTHRU FITNESS, I
036-6073739-001	HARRY SHAPIRO, M.D.,
036-6074271-001	HARRY SHAPIRO, M.D.,
036-6075763-001	TEAL SALON INC
036-6076541-001	SULLIVAN & ASSOCIATE
036-6078082-001	ARGO TECH CORPORATIO
036-6079145-001	J A B ENTERPRISES IN
036-6079504-001	BABSON COLLEGE
036-6080330-001	COMMERCIAL HARDWARE
036-6082932-001	MAGIC HOUR COMMUNICA
036-6085361-001	METROHEALTH, INC.
036-6090651-001	MISQUAMICUT CLUB INC
036-6093628-001	NATIONALFLEX, LLC
036-6094461-001	ROBBYN BATTLES
036-6097150-001	IESI CORPORATION
036-6098456-001	EVRAZ CLAYMONT STEEL
036-6101276-001	TERRA PACIFIC WASTE
036-6101657-001	HEAVENSPOT
036-6101936-002	ASC MACHINE TOOLS IN
036-6102451-001	MARY JANE ENTERPRISE
036-6102851-001	PFISTER ENERGY, INC.
036-6102997-001	JEWELS FOR ME, INC.

036-6103236-001	XTTRIUM LABORATORIES
036-6105097-001	INTERMOUNTAIN LIFT T
036-6107919-001	BURRA AND PENE, INC.
036-6108361-001	ADMINISTRATIVE SYSTE
036-6110961-001	DEARBORN ENGINEERS &
036-6125661-001	PERENNIAL VACATION C
036-6125861-001	THE TRANSACTION AUDI
036-6128719-001	GENERAL SERVICE PART
036-6132561-001	M.C.A. AND ASSOCIATE
036-6133061-001	US MED-EQUIP INC
036-6138461-001	SANTA RITA UNION SCH
036-6138461-002	SANTA RITA UNION SCH
036-6138461-003	SANTA RITA UNION SCH
036-6140547-001	PEREZ, A PROFESSIONA
036-6152161-001	AROMALAND, INC.
036-6152161-002	AROMALAND, INC.
036-6158379-001	HAIRCRAFT FORWARD, L
036-6158441-001	REJUVALASE MEDSPA, L
036-6158510-001	VALLEY DENTAL, P.A.
036-6158557-001	CLARK FOODS, INC
036-6158575-001	HOLLYWOOD CONCESSION
036-6158619-001	ATLANTIC RESOURCE PA
036-6158700-001	THE BIG BANG BAR COL
036-6158704-001	CONTROL VALVE SPECIA
036-6158776-001	DOUG JOHNSON ENTERPR
036-6158792-001	ROLL RITE TIRE CENTE
036-6158825-001	CARTER REHABILITATIO
036-6158846-001	COMPUMED, INC.
036-6158853-001	FIVE STAR CAR WASH,
036-6159063-001	ANDY PITCHER
036-6159142-001	JESSICA H WILLIAMS
036-6159174-001	SELTMAN & KAPLAN, P.
036-6159189-001	STOUT INC.
036-6159317-001	SUN ESCAPE ENTERPRIS
036-6159339-001	AQUA BAY TANS LLC
036-6159390-001	MICHAEL GAVIN
036-6159425-001	JOURNEY CHURCH A CHU
036-6159435-001	UNIVERSITY CITY CHUR
036-6159465-001	JULIANA K GOHILL DDS

036-6159518-001	TOWN OF BRATTLEBORO
036-6159537-001	TTS TIRE & AUTO, INC
036-6159552-001	GAVLICK PERSONNEL SE
036-6159620-001	LISA HORTON, M.D., P
036-6159639-001	SUSHI YA INC.
036-6159772-001	THOMAS L. GIBSON, D.
036-6159776-001	QED FINANCIAL SYSTEM
036-6159781-001	THE WAVE DESIGN CENT
036-6159798-001	KRISTIN BUTINA
036-6159801-001	ESTWANI, D.D.S., INC
036-6159813-001	AMANDA HERMRECK
036-6159853-001	KOOMA CORP
036-6159886-001	CARDINAL WASTE SERVI
036-6159891-001	INSTANT GRANITE & MA
036-6159894-001	GLAMMERS LLC
036-6159896-001	JEFFREY M WOMBOLD
036-6159901-001	SCOPE SEVEN, LLC
036-6159906-001	OSMOND G. JONES, D.D
036-6159969-001	DENTON'S AIR CONDITI
036-6160018-001	BEZ SERVICES INC.
036-6160027-001	RONALD L. MORRIS
036-6160028-001	LIVE NATION INC
036-6160072-001	GROUNDSKEEPERS OF AS
036-6160094-001	SPRINGWATER GREENHOU
036-6160203-001	ANIMAL HOSPITAL OF W
036-6160240-001	CUSTOM CONCRETE CONT
036-6160307-001	RANDAL BEARDSLEE
036-6160369-001	JETA, INC
036-6160373-001	MOTOWN DELI LLC
036-6160423-001	THE LIBERTYPAK COMPA
036-6160439-001	BLAINE INCORPORATED/
036-6160457-001	LITTLE CAESARS NORTH
036-6160469-001	PARKSIDE MILL, INC.
036-6160535-001	MAC BEVERAGE, INC.
036-6160538-001	ADVANCED TECHNOLOGY
036-6160578-001	B. SHELL, INC.
036-6160628-001	FOREST RIDGE APARTME
036-6160666-001	FRIENDS HAIR DESIGN,
036-6160702-001	CATHOLIC CHARITIES A

036-6160740-001	JOGINDER LAL
036-6160847-001	252 WEST SALON & SPA
036-6160849-001	RONALD D MINK JR
036-6160867-001	BUDGET MAINTENANCE,
036-6160907-001	TROY HOTELS, L.L.C.
036-6160927-001	VAN HAAFTEN RACING,
036-6160991-001	MERCADO DE COMIDA CO
036-6161031-001	B2P ROCHESTER, INC.
036-6161068-001	FREENOTES COMPANY
036-6161077-001	HARVEY WILLIAMS
036-6161080-001	JACQULYN CARMELLA MA
036-6161164-001	BDNZ ASSOCIATES, INC
036-6161239-001	WEDGE ENTERPRISES, L
036-6161245-002	HOMECORP MANAGEMENT
036-6161245-003	HOMECORP MANAGEMENT
036-6161280-001	MINDIES CHANDLER TOO
036-6161297-001	FIORI ENTERPRISES, I
036-6161311-001	CARTER'S EUROPEAN AU
036-6161312-001	RAKESH K BHARGAVA
036-6161321-001	STILLWELL'S AUTO REP
036-6161329-001	OGGI'S PIZZA & BREWI
036-6161375-001	TLC DENTAL CENTER LL
036-6161490-001	JP KIM'S NAIL INC.
036-6161555-001	MOTOR VEHICLE REPAIR
036-6161623-001	NONLINEAR ION DYNAMI
036-6161651-002	PATRIOT NATIONAL BAN
036-6161700-001	SHERRY SAUCEDO
036-6161712-001	FLOOR WORKS, INC.
036-6161748-001	EDUCATIONAL POLICY I
036-6161782-001	RANDOLPH P. PLATT, P
036-6161790-001	HUBERT JONES
036-6161797-001	WEST STEEL & PLASTIC
036-6161945-001	CONTINUING CARE OF S
036-6161951-001	APR ACQUISITION, INC
036-6162052-001	PETER A. KICS, D.D.S
036-6162191-001	JEFFREY F. DORIUS, D
036-6162314-001	DOUG'S AUTOMOTIVE, I
036-6162323-001	BLACKWOOD DUMAS MCGR
036-6162367-001	THE GLENSHAW PRESBYT

036-6162383-001	GRANITE PERSONNEL, I
036-6162414-001	PRO-LAWN LANDSCAPE,
036-6162490-001	ATLANTA CLASSIC REAL
036-6162556-001	DSA INC.
036-6162569-001	SUNCATCHERS TAN, LLC
036-6162597-001	EDGE INDUSTRIES INC
036-6162648-001	CHEDESTER, L.L.C.
036-6162661-001	CHARDS DIVERSIFIED I
036-6162661-002	KELLY FOUNDATION INC
036-6162717-001	WISCONSIN INDUSTRIAL
036-6162717-002	WISCONSIN INDUSTRIAL
036-6162718-001	CONSTRUCTION AGGREGA
036-6162725-002	TECHNISAND INC
036-6162812-001	TRANQUILASE LLC
036-6162815-001	AEG LIVE LLC
036-6162822-001	L. CARLOS MORALES, D
036-6162826-001	TERRY L SHAW
036-6162891-001	TOWER DENTAL ASSOCIA
036-6162894-001	HELMENDACH CHIROPRAC
036-6162960-001	EVOLVE ARCHITECTURE,
036-6163072-001	NEWTON FAMILY CLINIC
036-6163073-001	WENDY AUTO CENTER, I
036-6163211-001	TRINITY CHRISTIAN SC
036-6163307-001	VISIONS OF LIGHT, IN
036-6163317-001	ANDRZEJ NIEBELSKI, M
036-6163338-001	PYRAMID PLASTERING I
036-6163388-001	ANTHONY BERRYHILL
036-6163414-001	CROWN CONCEPTS CORPO
036-6163487-001	UNDERHILL ANIMAL CLI
036-6163491-001	TONY R BROWN
036-6163858-001	BEAVERTON AREA CHAMB
036-6163877-001	FIRSTENERGY SERVICE
036-6164026-001	JAY G HYLAND CLU CHF
036-6164127-001	MCCULLOUGH STEEL PRO
036-6164207-001	KINGS VALLEY INDUSTR
036-6164253-001	NORTHCOAST PROPERTY
036-6164254-001	UNIVERSITY OF MAINE
036-6164258-002	SUNSHINE RESTAURANT
036-6164261-001	FAGERDALA USA - PERU

036-6164295-001	MK GAS LTD
036-6164308-001	LOOKIN' SHARP LLC
036-6164490-001	IQBAL CHOHAN
036-6164570-001	ZEELY, INC.
036-6164589-001	LA POBLANA RESTAURAN
036-6164614-001	ELMER'S PRODUCTS INC
036-6164620-001	INSURANCE ADVOCATES,
036-6164624-001	MT. SIERRA COLLEGE,
036-6164650-001	BOPP & BOPP
036-6164651-001	FAMILIES HELPING FAM
036-6164699-001	JOSHUA MOORE
036-6164802-001	PIEDMONT LUMBER & MI
036-6164803-001	IMG TECHNOLOGIES INC
036-6165653-001	MACKLOWE MANAGEMENT
036-6166311-001	SELTMAN & KAPLAN, P.
036-6168810-001	MARINE REPAIR SERVIC
036-6173220-001	LITTLE CAESARS OF TH
036-6173327-001	SOS CHILDRENS VILLAG
036-6176977-001	JEFFERSON PARISH SCH
036-6180170-001	AUTO BODY TECH, INC
036-6180509-001	JACKSON WELL SPRINGS
036-6181261-001	MCKINNEY & MCKINNEY
036-6182516-001	FLOWERS BY EMILIO, I
036-6183084-001	PATRIOT NATIONAL BAN
036-6187606-001	ATLANTIC RESOURCE PA
036-6189261-001	LAWRENCE SOBEL
036-6190761-001	THE DYNAMIC TRIO, LL
036-6192561-001	TERRA FLORA GARDENS,
036-6199543-001	VOXEL DOT NET, INC.
036-6203024-001	GILA ELECTRONICS OF
036-6207861-001	I.F. MULTICULTURAL I
036-6209661-001	ZANCANELLI MANAGEMEN
036-6212761-001	TIDY CLEANERS GROUP,
036-6221661-001	NICK MATTERO AND SON
036-6232820-002	LIFESTYLE FURNITURE
036-6247461-001	METROHEALTH CENTRAL
036-6248461-002	DATAMATICS CONSULTAN
036-6255761-001	CENTRAL AMERICAN TIR
036-6264932-001	GARRETT W OCKERT

036-6265048-001	SKALA'S O.K. TIRE ST
036-6265049-001	PACIFIC COMPOSITES L
036-6265066-001	PAUL F. CAMPANELLA,
036-6265069-001	HAVER BROS. INC.
036-6265116-002	WESTERN MAINE COMMUN
036-6265161-001	FEDERATION OF STATE
036-6265194-001	CONNECTICUT PTA
036-6265252-001	JANET J GRUSH PC CPA
036-6265255-001	GRANITEWORKS INC.
036-6265284-001	ATG INC
036-6265318-001	FREDERICK D. FALINI
036-6265324-001	KIRK J. PETERSEN DMD
036-6265378-001	CHURCH OF GOD IN CHR
036-6265412-001	SINGH INVESTMENT, L.
036-6265522-001	QUALITY COPY INC
036-6265538-001	COPY STORE & MORE LL
036-6265590-001	GW2 ENGINEERING, INC
036-6265596-001	ROYCE LEARNING CENTE
036-6265602-001	FORUM VENTURES
036-6265656-001	VILLA PALLAVICINI
036-6265668-001	VALLEY CHURCH OF CHR
036-6265670-001	COUNTY OF TAYLOR
036-6265686-001	FI & ED ASSOCIATION
036-6265703-001	FLANDERS FILTERS INC
036-6265874-001	DWORACZYK ENTERPRISE
036-6265883-001	JAMES BONIFACE
036-6265887-001	THE BEDI CORPORATION
036-6265962-001	SPINLER SERVICE SYST
036-6265976-001	COYOTE AUTO CENTER I
036-6265979-001	THE AUTO AUTHORITY,
036-6266004-001	KRAM ENDEAVORS, INC.
036-6266044-001	EMPIRE COMMERCIAL RE
036-6266170-001	PITT INC
036-6266201-001	DING-HOWE, INC.
036-6266266-001	ACCOUNTING CONCEPTS
036-6266339-001	HUNTERS REALTY INC
036-6266347-001	MUNICIPAL LIGHTING S
036-6266380-001	ADIB DAKHEIL
036-6266387-001	EXCEL FITNESS LLC

036-6266447-001	LAUGHLIN & BOWEN
036-6266461-001	ANTOINE ABDULMASSIH
036-6266529-001	ADDED TOUCH EMBROIDE
036-6266608-001	YANKTON CHAMBER OF C
036-6266638-001	SACO SNAPPY STORES I
036-6266671-001	SLAUSON GAS AND MARK
036-6266770-001	EUROPEAN AUTO SERVIC
036-6266818-001	HILLDALE CHURCH OF C
036-6266838-001	FOOT GROUP
036-6266846-001	BRANDT & FEINBERG,
036-6266870-001	ELKHORN RIDGE WIND L
036-6266878-001	ADDITIONAL KARE FOR
036-6266962-001	SMITH MEMORIAL CONGR
036-6266972-001	KC HOMES LLC
036-6266989-001	PLATINUM HEALTH, LTD
036-6267029-001	STAHR ENTERPRISES, I
036-6267070-001	ASHLAND FOUNDRY AND
036-6267073-001	LIVING WORD WORLD OU
036-6267084-001	COVENANT PRESBYTERIA
036-6267128-001	SCHOONENBERG, A PROF
036-6267208-001	ALBRITTON SEE PROPER
036-6267255-001	PERRY & MORRILL INC
036-6267255-002	PERRY & MORRILL INC
036-6267282-001	STEPHEN O DAVIS MD I
036-6267336-001	CREATIVE APPAREL ASS
036-6267411-001	M & M CONSTRUCTION C
036-6267561-001	BAY STATE PET & GARD
036-6267575-001	HEINE FARMS FEEDYARD
036-6267650-001	PROTIME AUTOMOTIVE,
036-6267651-001	MUFFLER CENTER, INC.
036-6267661-001	TOWER GLASS PRODUCTS
036-6267682-001	DALFINO CHIROPRACTIC
036-6267701-001	FIRST CHURCH OF GOD
036-6267709-001	METRO MACHINE CORP
036-6267723-001	PAR KAN COMPANY
036-6267754-001	MERCY MEMORIAL HOSPI
036-6267781-001	WACK CO. RESTAURANTS
036-6267851-001	WOODLAND HILLS CHURC
036-6267863-001	PHYSICIANS CHOICE HO

036-6267864-001	D.F. PATRICK, INC.
036-6267906-001	HOWLETT AUTOMOTIVE,
036-6267945-001	JUST PRINTING INC
036-6268007-001	GARLAND PRINTING COM
036-6268029-001	MT OLIVE BAPTIST CHU
036-6268033-001	FIRST PRESBYTERIAN C
036-6268047-003	HEART & VASCULAR INS
036-6268066-001	ADVANTAGE POINT INC
036-6268068-001	FULLERTON HOSPITALIT
036-6268076-001	CHRIST COMMUNITY CHU
036-6268147-001	CHENEY COMMUNITY CHU
036-6268164-001	JOSEPH A HILL DO LLC
036-6268205-001	TECH GROUP INC
036-6268206-001	2025 PARTNERS LLC
036-6268217-001	MID MICHIGAN LEADERS
036-6268222-001	ACCESS TELCOM INC
036-6268308-001	CARROLL ENTERPRISES,
036-6268403-001	ROSSER INTERNATIONAL
036-6268481-001	KEARNEY TRAILERS LLC
036-6268495-001	RON BROWN ACADEMY
036-6268512-001	GEMINI ENERGY, INC.
036-6268604-001	SCHULTZ & SCHULTZ LA
036-6268631-001	MCINTOSH ACADEMY INC
036-6268638-001	XO COMMUNICATIONS LL
036-6268653-001	WE NEVER SAY NEVER A
036-6268659-001	GARY FELTON
036-6268808-001	STRATEGIC REIMBURSEM
036-6268823-001	GRIFFEN PLUMBING & H
036-6268826-001	VAHALA FOAM INC
036-6268852-001	CAL PAC CONTRACTORS
036-6268928-001	MBG CONSTRUCTION COM
036-6268942-002	CALPORTLAND COMPANY
036-6268973-001	510 OCEAN PARTNERS I
036-6269009-001	LITHOTYPE COMPANY IN
036-6269020-001	RIVER VALLEY CHAMBER
036-6269085-001	GIBSON ELEMENTARY SC
036-6269110-001	LOUIS A. DAY, DMD, P
036-6269157-001	STRATTON SURVEYING &
036-6269161-001	BUSINESS INTELLIGENC

036-6269170-001	HANUL CORPORATION
036-6269230-001	BUSINESS FIRST BANK
036-6269232-001	SMALLS CONSTRUCTION
036-6269247-001	BASS LAW FIRM LLP
036-6269302-001	AUSTIN GOLF CLUB
036-6269307-001	PLEASANT GROVE BAPTI
036-6269309-001	UNIVERSITY VILLAGE L
036-6269311-001	RANDALL & HURLEY INC
036-6269323-001	HAINES CITY FIRE EXT
036-6269356-001	SCOTT B KLIMAJ DMD
036-6269372-001	BODY BLITZ L.L.C.
036-6269411-001	RICHARD D. CASTELLAN
036-6269461-001	WESTWOODS CHRISTIAN
036-6269530-001	WEST HIGH BAPTIST CH
036-6269562-001	RIDLEY LOWELL BUSINE
036-6269589-001	LAUREL BUSINESS INST
036-6269590-001	MEDCON ACQUISITION L
036-6269612-001	STORMM-DAVIS, LLC
036-6269632-001	GRACE FULL GOSPEL CH
036-6269653-001	PATHWAY ASSEMBLY OF
036-6269670-001	FARM RISK MANAGEMENT
036-6269671-001	BIG BOWL ASIAN LLC
036-6269715-001	CESAR A MATOS MD PA
036-6269776-001	ST MATTHEWS LUTHERAN
036-6269779-001	DALE MOORE CPA LLC
036-6269855-001	HOLLIN HALL AUTOMOTI
036-6269910-001	FIRST BAPTIST CHURCH
036-6269936-001	EAST BAY PENTECOSTAL
036-6269972-001	BRIGHTSTAR HEALTHCAR
036-6269994-001	STRATA CORPORATION
036-6270058-001	MARSH AUTOMOTIVE, IN
036-6270079-001	RANGELEY REGION HEAL
036-6270106-001	KLAPEC TRUCKING COMP
036-6270138-001	LANDRYS MANAGEMENT L
036-6270256-001	SMITH HANNAN & PARKE
036-6270261-001	THREE TOWER FIRE PRO
036-6270263-001	DOWNTOWN GADSDEN INC
036-6270353-001	NETWORK LOGIC LLC
036-6270410-001	WINTER ASSOCIATES IN

036-6270489-001	LASZLO J MATE MD PA
036-6270527-001	CHURCH OF THE VALLEY
036-6270532-001	RIVERHILL SCHOOL
036-6270574-001	CELLU TISSUE HOLDING
036-6270576-001	FIRST & SUMMERFIELD
036-6270607-001	RETAIL SPECIALISTS I
036-6270625-001	TRINITY COUNSELING I
036-6270639-001	ROBBY WEISER
036-6270648-001	ALAMO GROUP, INC.
036-6270756-001	CROSS ROADS MISSIONA
036-6270794-001	MIDDLETOWN MEDICAL P
036-6270811-001	RES TEK INC
036-6270835-001	LAS ENTERPRISES, LLC
036-6270847-001	SOUTH JERSEY AUTO BO
036-6270899-001	FREEDOM FELLOWSHIP O
036-6270913-001	A.S. ENTERPRISES, IN
036-6270945-001	HOSPITAL AUTHORITY O
036-6270975-001	FIRST CHRISTIAN CHUR
036-6270985-001	DILLARD UNIVERSITY
036-6270995-001	J F SINGLETON COMPAN
036-6271024-001	CUMBERLAND CO PUBLIC
036-6271060-001	IV DESIGN INC
036-6271093-001	MIKE & PIERRE CORP
036-6271151-001	IMC HAND AVENUE FAMI
036-6271215-001	HOSPITALITY ONE INC
036-6271265-001	TARGET FUNDING LLC
036-6271305-001	FLOYD VALLEY HOSPITA
036-6271329-001	ACC FOODS LIMITED LI
036-6271346-001	J2, INC. DBA MIDAS S
036-6271351-001	DON D SWIFT II DO PC
036-6271352-001	DAKOTA RIDGE II LLC
036-6271386-001	T3R HOLDINGS, INC.
036-6271416-001	EXPERT E & P CONSULT
036-6271454-001	MOORE BROS.FRESH MAR
036-6271510-001	CANYONVILLE SEVENTH
036-6271569-001	COUSINS & EDINGTON A
036-6271592-001	BAY SHERMAN & CRAIG,
036-6271649-001	MEHRING MANAGEMENT
036-6271656-001	M G R HOMECARE INC

036-6271680-001	CONG MOSDOS TOLDOS A
036-6271691-001	BRIGHTMOOR HEALTH CA
036-6271760-001	AVENUE PAIN MANAGEME
036-6271764-001	LONGUE VUE HOUSE AND
036-6271805-001	TROY D JONES CPA LLC
036-6271904-001	WARREN AVERETT KIMBR
036-6271914-001	VARIETY CHILDRENS HO
036-6271914-002	VARIETY CHILDRENS HO
036-6271914-003	VARIETY CHILDRENS HO
036-6271914-005	VARIETY CHILDRENS HO
036-6271915-001	FRENCH BREAD FACTORY
036-6271917-001	GREATER SOUTHINGTON
036-6271933-001	TEWS FINANCIAL GROUP
036-6272293-001	BUSINESS FIRST BANK
036-6273970-001	NORTHWESTERN MEMORIA
036-6274979-001	CENTER POINT INC
036-6274979-002	CENTER POINT INC
036-6275784-001	FORUM VENTURES
036-6275895-001	PRESS 195, INC.
036-6276122-001	BELLS NURSING HOME I
036-6276261-001	SAVAGE EQUIPMENT COM
036-6277343-001	ALLEGIANCE HEALTH MA
036-6277761-001	BEL-ART ENTERPRISES,
036-6278367-001	DARDEN PLUMBING LLC
036-6280129-001	COMMUNITY HEALTHCARE
036-6280353-001	MICHAEL'S COMPLETE L
036-6282173-001	AAA ARIZONA, INC.
036-6282243-001	PATTERSON ENTERPRISE
036-6285385-001	EAST MISSISSIPPI COM
036-6286842-001	COMMERCIAL METALS CO
036-6287994-001	FRESHER THAN FRESH,
036-6288361-001	WEST COAST BUSINESS
036-6293261-001	CENTRO DE TERAPIA FI
036-6296761-002	AUTOMOTIVE RESOURCES
036-6300361-001	KYUNG MI PARK
036-6301661-001	Timothy M. Brooks, D
036-6302661-001	CATHEDRAL CITY CHAMB
036-6305661-001	RT LYNCH TRANSPORT &
036-6316661-001	LONGTAIL STUDIOS, IN

036-6316723-001	CRISIS CARE NETWORK,
036-6316723-002	CRISIS CARE NETWORK,
036-6339461-001	PREMIERE CINEMA CORP
036-6358561-001	DOMINION DISPOSAL, I
036-6370438-001	EBE ENTERPRISES, LLC
036-6371980-001	JASON BRADLEY KARNS,
036-6371987-001	C PRODUCTS L.L.C
036-6372100-001	KLEIN DENATALE GOLDN
036-6372127-001	MUSKEGON TIRE COMPAN
036-6372144-001	SUNDANCE HOLDINGS GR
036-6372174-001	TRENTON HOUSING AUTH
036-6372234-001	RECAP ADVISORS, LLC
036-6372256-001	ST LUKE EVANGELICAL
036-6372268-001	TOWN OF PLYMOUTH
036-6372309-001	VAN EXPRESS INC
036-6372357-001	SOUTHEASTERN COUNSEL
036-6372373-001	YANKTON UROLOGICAL S
036-6372383-001	STRAUB & ASSOCIATES
036-6372386-001	CAPE FEAR PUBLIC UTI
036-6372386-002	CAPE FEAR PUBLIC UTI
036-6372387-001	BRISTOL ADULT RESOUR
036-6372401-001	FIRST BAPTIST CHURCH
036-6372409-001	CHARLOTTE MECKLENBUR
036-6372455-001	NORTHWESTERN HEALTH
036-6372502-001	BYRON & DAVIS CCCC I
036-6372572-001	BUSINESS FURNISHINGS
036-6372616-001	MACCARB INC
036-6372616-002	MACCARB, INC.
036-6372620-001	INTEGRATED DISTRIBUT
036-6372633-001	ORMOND MEDICAL CENTE
036-6372635-001	COTTONARO ACCOUNTING
036-6372668-001	GREENSFORK TOWNSHIP
036-6372668-002	GREENSFORK TOWNSHIP
036-6372687-001	PURAL WATER SPECIALT
036-6372745-001	TED J HEINZ DDS LTD
036-6372820-001	PSI SEMINARS LLC
036-6372828-001	LVI ENVIRONMENTAL SE
036-6372845-001	CITY OF MADISON
036-6372869-001	MARK C OLIVER

036-6372875-001	WMB OF WAKE COUNTY,
036-6372948-001	ERIC BUTNICK
036-6372958-001	SHALOM HOUSE INC
036-6372971-001	APPTEC LABORATORY SE
036-6372973-001	CLOW BUILDING AND DE
036-6372989-001	ELAM DEVELOPMENT INC
036-6373001-001	EUROPEAN BEAUTY CONC
036-6373043-001	HONGSHIK HAN MD INC
036-6373057-001	GEORGIA HOME HEALTH
036-6373057-003	GEORGIA HOME HEALTH
036-6373057-004	GEORGIA HOME HEALTH
036-6373057-005	GEORGIA HOME HEALTH
036-6373057-006	GEORGIA HOME HEALTH
036-6373057-007	GEORGIA HOME HEALTH
036-6373057-008	GEORGIA HOME HEALTH
036-6373092-001	AJ'S REPAIR, INC.
036-6373143-002	ASPEN WAY ENTERPRISE
036-6373172-001	HILTON GARDEN INN OF
036-6373185-001	NEW CENTURY AGENCY I
036-6373203-001	BCMO, INC.
036-6373224-001	SAN ISABEL TELECOM,
036-6373228-001	RAJDEEP, LLC
036-6373242-001	RMA LAND CONSTRUCTIO
036-6373246-001	MOUNT OLIVE BAPTIST
036-6373251-001	LEEDOM FINANCIAL SER
036-6373267-001	DICKERSON SEELY & AS
036-6373305-001	QUICK FOOD & GASOLIN
036-6373315-001	SURGI VISION INC
036-6373316-001	SMITH & GROMANN PA
036-6373355-001	JIM GREELEY SIGNS AN
036-6373372-001	SHP III ARBOR KNOXVI
036-6373379-001	TWA ERECTERS INC
036-6373419-001	LOUISIANA ASSOCIATIO
036-6373573-001	TIMEDATA CORPORATION
036-6373619-001	CENTRAL WASHINGTON I
036-6373723-001	THOM'S FOUR WHEEL DR
036-6373837-001	NORTHEAST FIRE PREVE
036-6373943-001	BARBARA OTTERSON REA
036-6373955-001	O'BRIEN RECYCLING, C

036-6373971-001	CHB DEVELOPMENT
036-6373974-001	ST LAUNDRY PARISH SC
036-6373976-001	STAFFING NETWORK HOL
036-6374063-002	LIFE CARE CENTER OF
036-6374066-001	FLOW FIRE PROTECTION
036-6374106-001	LANGUAGE CONSULTANTS
036-6374145-001	PROFESSIONAL MEDICAL
036-6374156-001	ALWAYS JUKIN
036-6374170-001	CENTRAL FLORIDA CANC
036-6374170-002	CENTRAL FLORIDA CANC
036-6374176-001	S & L MAILING SERVIC
036-6374178-001	THRIVENT FINANCIAL F
036-6374185-001	PEARL HEALTH CLINIC
036-6374194-001	WILLIAM J TINNING PC
036-6374200-001	GERMAN MOTOR SPECIAL
036-6374228-001	ACCESS HEALTH CARE P
036-6374241-001	SUSAN CRABB & ASSOCI
036-6374243-001	SOUTHWEST ACCIDENT A
036-6374244-001	BRAD F. WASHBURN, JR
036-6374259-001	WALK IN WILLS PC
036-6374262-001	AUDIOLOGY AND HEARIN
036-6374264-001	DGIA, INC.
036-6374267-001	SANOH AMERICA INC
036-6374301-001	HUDSON HILLS GOLF CO
036-6374323-001	CAWLEY JOHNSON & SAN
036-6374343-001	DANNY SUITER
036-6374351-001	BETHANY BAPTIST CHUR
036-6374424-001	NADEEM AHMAD
036-6374427-001	CLIMATE SYSTEMS INC
036-6374431-001	J & J PRINTING INC
036-6374463-001	F A C HOTEL LIMITED
036-6374490-001	JAMES CARTER
036-6374493-001	CYPRESS CREEK FIRST
036-6374505-001	EAGLE ROCK TRANSPORT
036-6374519-001	HOFBRAUHAUS PITTSBUR
036-6374537-001	INVIDIA LLC
036-6374559-001	HOLLY TIRE & AUTO SE
036-6374581-001	M M PARRISH CONSTRUC
036-6374613-001	STAN BOYETT & SON IN

036-6374645-001	CES INVESTMENTS, INC
036-6374660-001	NORTH STAR CABLE CON
036-6374700-001	AMERICAN LEGACY PUBL
036-6374724-001	DAVID HARTCORN PHOTO
036-6374826-001	CENTERS FOR CARE LLC
036-6374846-001	BERKELEY RODEWAY INN
036-6374883-002	BOND NEW YORK REAL E
036-6374884-001	BOGALUSA CITY SCHOOL
036-6374915-001	PCK INC
036-6374929-001	WEBSTER FITNESS COMP
036-6374931-001	ASBURY UNITED METHOD
036-6374942-001	KUMAR GAS & GO, INC.
036-6374955-001	FRONTAGE LABORATORIE
036-6374999-001	HOME OF NEIGHBORLY S
036-6375009-001	ATLAS COPCO COMPRESS
036-6375022-001	R R DONNELLEY & SONS
036-6375030-001	FRONTIER DRILLING US
036-6375040-001	CF NATIONAL, INC.
036-6375050-001	BOBBY'S GARAGE, INC.
036-6375057-001	BAY VALLEY FOODS LLC
036-6375072-001	WCA WASTE CORPORATIO
036-6375091-001	CHISHOLM HILLS CHURC
036-6375093-001	DURRANT GROUP INC
036-6375099-001	TRUMBULL COUNTY
036-6375115-001	S A HONEY DO HUSBAND
036-6375120-001	CHURCH OF THE SHEPHE
036-6375140-001	MADISON WHOLESALE LL
036-6375151-001	M.A. KURTZ, INC.
036-6375161-001	LATIN AMERICAN DENTA
036-6375182-001	BOND NEW YORK REAL E
036-6375197-001	INFERNO PIZZERIA
036-6375239-001	SAMUEL H NEWTON JR
036-6375243-001	BIORESTORATION MEDIC
036-6375249-001	GILBERT H WILD & SON
036-6375262-001	RASKIN REAL ESTATE M
036-6375263-001	DENNIS R ISABELL & A
036-6375287-001	EXIT 98 ENTERPRISES,
036-6375298-001	OLD HOOK MEDICAL ASS
036-6375322-001	ACCESS HEALTH CARE P

036-6375328-001	METIER LAW FIRM, LLC
036-6375332-001	US TRUCK DRIVER TRAI
036-6375343-001	CHESHIRE CHAMBER OF
036-6375356-001	MEDTRONIC INTERVENTI
036-6375358-001	PAT JACKSON INCORPOR
036-6375371-001	ST LAWRENCE EPISCOPA
036-6375378-001	ADDUS HEALTHCARE INC
036-6375378-002	ADDUS HEALTHCARE INC
036-6375380-001	ROGER C ROQUE MD PA
036-6375407-001	COPY PLUS INCORPORAT
036-6375412-001	SPENCE GROUP SERVICE
036-6375414-001	FKM USA LLC
036-6375422-001	LAW OFFICE OF MARY E
036-6375454-001	MATAGORDA COUNTY EMS
036-6375456-001	SPECTRUM MICROWAVE I
036-6375459-001	MICHAEL P MILLIGAN M
036-6375486-001	COUNTRY KITCHEN FAMI
036-6375488-001	FUTURES INC
036-6375497-001	CHILD DEVELOPMENT IN
036-6375513-001	DC FABRICATORS INC
036-6375515-001	EGON ZEHNDER INTERNA
036-6375528-001	TRADEMARK INC
036-6375607-001	PARADISE CHRISTIAN S
036-6375626-001	STRAUGHN & TURNER P.
036-6375639-001	MICHAEL C LADY ADVIS
036-6375641-001	FIRST BAPTIST CHURCH
036-6375658-001	CONSTRUCTION MATERIA
036-6375662-001	PINEWOOD COUNTRY CLU
036-6375669-001	CITY OF WABASH
036-6375677-001	SNELLVILLE UNITED ME
036-6375687-001	NORTH BROWAR HOSPITA
036-6375697-001	YUKON ACCOUNTING & C
036-6375715-001	COUNTY OF NEWTON
036-6375716-001	INTEGRITY FEEDS LLC
036-6375761-001	AC VENDING INC
036-6375783-001	ATLANTIC AVIATION LL
036-6375798-001	CEREDON INC
036-6375801-001	TRIPLE TREATS LLC
036-6375807-001	BONITA PIPELINE INC

036-6375808-001	REWARDSNOW INC
036-6375822-001	JACKODA AC CORP
036-6375837-001	IOWA DEPARTMENT OF C
036-6375841-001	COPY EXPRESS LLC
036-6375848-001	THOMAS W ROBBINS SR
036-6375855-001	PRYGA & PETRONKO
036-6375877-001	MERRY HEART TALLY HO
036-6375879-001	YOUNG EQUIPMENT SALE
036-6375897-001	ALL AMERICAN PLUMBIN
036-6375924-001	BASIN PUBLISHING CO
036-6375953-001	SUMMIT BIOSKILLS AND
036-6375982-001	RISING QUILL INC.
036-6375996-001	MANAGEMENT AND TRAIN
036-6376011-001	ST PAUL ASSEMBLY OF
036-6376023-001	INTERCERAMIC TILE &
036-6376044-001	HOMECORP INC
036-6376073-001	BQE RACQUETBALL CLUB
036-6376119-001	MICHAEL G MYERS
036-6376140-001	WHITES BOOTS INC
036-6376144-001	ST MARGARETS EPISCOP
036-6376151-001	SILVA TIRE AND AUTO
036-6376162-001	CLARK BAUMANN
036-6376165-001	PACVET, LLC
036-6376167-001	DEL NORTE CLINICS IN
036-6376174-001	NETBOX USA INC
036-6376180-001	EFFINGHAM COUNTY BOA
036-6376211-001	RICHARD K MURRAY
036-6376214-001	SACRAMENTO REGIONAL
036-6376222-001	SOUTHERN PERRY INCUB
036-6376248-001	ILLES FOOD INGREDIEN
036-6376249-001	GERDES HENRICHSON LT
036-6376258-001	SANBORNS WESTCOAST M
036-6376284-001	EMS BILLING SERVICES
036-6376287-001	CROSSROAD BAPTIST CH
036-6376305-001	SAINT JOHN M B CHURC
036-6376328-001	HORSE PARK OF NEW JE
036-6376364-001	PACKER THOMAS & COMP
036-6376393-001	MENDING HEARTS INC
036-6376398-001	AUDUBON HOME HEALTH

036-6376406-001	WJR, LLC
036-6376407-001	ARCHITECTURAL ORNAME
036-6376429-001	GORDON & ASSOCIATES
036-6376451-001	DISASTER RESTORATION
036-6376451-002	DISASTER RESTORATION
036-6376496-001	PHELPS LOWRY & PRUET
036-6376501-001	NESBITT PARTNERS SAN
036-6376518-001	V & R MOTEL, L.L.C.
036-6376525-001	R P SHIELDS & ASSOCI
036-6376530-001	GOLDENDALE SCHOOL DI
036-6376549-001	TAX SAVERS
036-6376567-001	A & J ELECTRIC COMP
036-6376570-001	SEL BEST REALTY
036-6376588-001	NADEEM AHMAD
036-6376626-001	NEW ENGLAND INFORMAT
036-6376634-001	EMAD A. WASIF
036-6376636-001	CANTON AUTO SUPPLY I
036-6376651-001	ZIEG HOSPITALITY COR
036-6376666-001	CWC ASSOCIATES LLC
036-6376672-001	HAMILTON ZANZE & COM
036-6376678-001	JODY MARONI'S ITALIA
036-6376680-001	BCT&G, INC.
036-6376689-001	BEULAH LAND CONTRACT
036-6376697-001	MAESTRI MURRELL INC
036-6376718-001	BRANTLEY PHILLIPS FU
036-6376723-001	MASON BAHR LLP
036-6376727-001	ANNISTOWN ROAD BAPTI
036-6376749-001	COUNTY OF POTTOWATOM
036-6376753-001	GOYETTE MECHANICAL C
036-6376759-001	STANISLAUS COMMUNITY
036-6376765-001	THINK PR INC
036-6376826-001	EL MONTE UNION HIGH
036-6376839-001	JACKIES AUTO BODY IN
036-6376843-001	BRONX ADDICTION SERV
036-6376849-001	WALTON CONSTRUCTION
036-6376853-001	CRESTA CAPITAL STRAT
036-6376862-001	WIN RIDGE REALTY LLC
036-6376866-001	TMT ASPHALT SERVICES
036-6376881-001	UNITED METHODIST CHI

036-6376887-001	SPRINGFIELD MISSIONA
036-6376911-001	PHYSICIANS MEDICAL G
036-6376912-001	LAKESIDE AT MCKENZIE
036-6376919-001	STRATAGENE CORPORATI
036-6378919-001	S & L MAILING SERVIC
036-6379847-001	DOUGLAS J INSTITUTE,
036-6381416-001	ROD MICKLEY INTERIOR
036-6382361-001	ARCADIA HEALTHCARE,
036-6382610-001	RESORTCOM INTERNATIO
036-6383912-001	SWEET PETROLEUM CORP
036-6383916-001	BALDEV SINGH & PAVIN
036-6383951-001	J.E. DUNN CONSTRUCTI
036-6384407-001	SHELLY AND SANDS INC
036-6384930-001	GOLDENDALE SCHOOL DI
036-6385664-001	TRAC GROUP HOLDINGS
036-6386707-001	WJR, LLC
036-6387344-001	WUBBEN BROS INC
036-6387561-001	UNICENTRIC, INC.
036-6387961-001	H2 ASOCIADOS, P.S.C.
036-6388584-001	WHITE'S AUTOMOTIVE S
036-6393335-001	ACECO, INC.
036-6400261-001	GENE FOX
036-6401361-001	CLAUSS CONSTRUCTION
036-6419761-001	CONNECTIONS COMMUNIT
036-6423261-001	TIMOTHY V PICKELL
036-6425661-001	BOB JONES LOGGING, I
036-6440861-001	GEARWORKS, INC.
036-6444461-001	AMERICAN ITALIAN PAS
036-6444661-001	DOUGLAS G. WATERS, J
036-6445661-001	CAHILL GORDON & REIN
036-6449561-001	HYMAN BRAND HEBREW A
036-6460161-001	VIDICOM INCORPORATED
036-6476940-001	GIO'S, INC.
036-6476990-001	SUPER CAR WASH SYSTE
036-6476993-001	JACK'S FAWLTY TOWER,
036-6477007-001	ROBERT BENSON
036-6477018-001	TOMPSON PRINTING COM
036-6477058-001	AM MECHANICAL INC
036-6477063-001	LAURA LIEBERMAN DR

036-6477139-001	ALL AMERICAN FENCE C
036-6477143-001	K & T ENVIRONMENTAL
036-6477184-001	ERIC LANDRY AGENCY L
036-6477201-001	BALOG STEINES HENDRI
036-6477217-001	HOTEL MAC RESTAURANT
036-6477224-001	DINEGAR SCHNEIDER RE
036-6477236-000	TRI COUNTY AMBULANCE
036-6477258-001	B. STERN PHYSICAL TH
036-6477270-001	DOMINICI FINANCIAL G
036-6477272-001	NORTH GEORGIA RADIO
036-6477280-001	CUMBERLAND FAMILY ME
036-6477284-001	COUNTY OF JEFFERSON
036-6477292-001	HEART & FAMILY HEALT
036-6477302-001	VETERINARY HOSPITAL
036-6477320-001	CARTER FUNERAL HOME
036-6477323-001	NORTHEAST MS DERMATO
036-6477329-001	ANTILL PIPELINE CONS
036-6477330-001	CEDAR PRO, INC.
036-6477365-001	CAIRNS AND MONDARY O
036-6477370-001	REMAX PROPERTY LEGEN
036-6477390-001	GOLD STAR VENDING IN
036-6477401-001	NIPA CELLARS LLC
036-6477409-001	FIT FOR LIFE, LLC
036-6477423-001	ASAF FOODS CORPORATI
036-6477423-002	ASAF FOODS CORP
036-6477451-001	WILLIAM A LAU AND CO
036-6477455-001	CYLINDER ENTERPRISES
036-6477459-001	JACKSON DRUGS INC
036-6477478-001	ENTERPRISE FLAGLER
036-6477530-001	CORPORATION OF THE C
036-6477534-001	HEARTLAND INDUSTRIAL
036-6477547-001	MINNEHAHA COUNTY AUD
036-6477570-001	PENOBSCOT COMMUNITY
036-6477587-001	KEN RAMSEY PHOTOGRAP
036-6477588-001	WALTERS WALTERS REDM
036-6477591-001	SOUTHEAST UNITED DAI
036-6477609-001	ILLINI WEST HIGH SCH
036-6477655-001	CHASTEENS DOWNTOWN
036-6477658-001	PETERMANN, LLC

036-6477720-001	GURINDER DHILLON
036-6477733-001	GARRISON JONES & SON
036-6477761-001	CITY OF POMPANO BEAC
036-6477766-001	SCOTT FOSTER CLU INC
036-6477771-001	BROWNSVILLE AREA SCH
036-6477783-001	INSTITUTE OF NEUROLO
036-6477788-001	NEW PATHS INC
036-6477793-001	WOMEN OF WOODLANDS O
036-6477823-001	SKYMED INTERNATIONAL
036-6477830-001	UNITED EGG PRODUCERS
036-6477839-001	SERLS PRIME PROPERTI
036-6477854-001	GARLAND SERVICES INC
036-6477887-001	LAW OFFICES OF VEDA
036-6477911-001	ANDERSON BERNARD AGE
036-6477913-001	SHAFRITZ AND BRATEN
036-6477957-001	WOODFIELD INVESTMENT
036-6477979-001	ANTHONY C. CAMERENA
036-6477984-001	S & S POWERSPORTS
036-6477986-001	B & W ASSOCIATES, IN
036-6477996-001	D & H ELECTRICAL CON
036-6477997-001	FAMILY PRIVATE CARE
036-6478005-001	SUNSHINE CORPORATION
036-6478012-001	AARYN LANDERS LAMB P
036-6478024-001	RETURNABLE SERVICES
036-6478027-001	STATE FARM MUTUAL AU
036-6478050-001	SAFEWAY TRANSPORT CO
036-6478086-001	CAROLINA EYE CENTER,
036-6478097-001	MEDAX INTERNATIONAL,
036-6478102-001	WFAA TV INC
036-6478165-001	PHARR KIDS CLINIC
036-6478174-001	CITY OF ST ALBANS
036-6479243-001	D & H ELECTRICAL CON
036-6480461-001	BENILDE HALL
036-6486162-001	BART NIELSON
036-6490462-001	STEVE CHA
036-6516162-001	COLEMAN DENTAL LAB I
036-6520062-001	INSURANCE RESOURCE G
036-6533347-001	EVERGANCE PARTNERS,
036-6538062-001	CIGITAL, INC.

036-6549760-001	BRUSLY, L.L.C.
036-6552862-001	AMC USA, INC.
036-6553646-001	SUBWAY ARDREY KELL I
036-6555262-001	JAMES HRBACEK
036-6564262-001	CALVARY BAPTIST CHUR
036-6568093-001	SUN SOUTH PROPERTIES
036-6574776-001	WESTFIELD AMERICA IN
036-6578192-001	AI TEK INSTRUMENTS L
036-6578195-001	LAW OFFICES OF DIANE
036-6578204-001	IRA HEILVEIL, PH.D.,
036-6578217-001	HAWK HAYNIE KAMMEYER
036-6578226-001	PRIME COUNTERTOPS IN
036-6578232-001	SAINT PHILIPS LUTHER
036-6578250-001	DENISE WIGLEY REALTO
036-6578257-001	CONNECTICUT STONE SU
036-6578258-001	EAGLE HEIGHTS CHURCH
036-6578270-001	WPG AMERICAS INC
036-6578280-001	MARY CRANE LEAGUE
036-6578326-001	BETHESDA UNITED METH
036-6578329-001	CENTRAL FLORIDA BIBL
036-6578348-001	MICHAEL D FORSLUND
036-6578386-001	ADRIAN SCOTT INDUSTR
036-6578387-001	MANKATO PET HOSPITAL
036-6578401-001	HOPE INDUSTRIES INC
036-6578402-001	ELM GROVE BAPTIST CH
036-6578414-001	DELAWARE MANUFACTURE
036-6578423-000	NEFF & DAY PC
036-6578426-001	COMMERCIAL PROPERTY
036-6578427-001	LAW OFFICES OF SERGI
036-6578444-001	POWER TO THE GAMES,
036-6578455-001	AMERICAN FINANCIAL G
036-6578468-001	EMECRON CUTS INCORPO
036-6578482-001	A & R HEATING & AIR
036-6578488-001	BOB'S OUTDOOR AND PO
036-6578517-001	RPM CARBIDE DIE INC
036-6578518-001	MELTZER & PRAVETZ LL
036-6578543-001	JOHN CHANDLER INSURA
036-6578570-001	TRAVIS TILFORD
036-6578573-001	AMELANG PARTNERS INC

036-6578591-001	ATKINS LAW OFFICES P
036-6578605-001	S AND S EXPRESS LLC
036-6578614-001	KARZ INC
036-6578621-001	JOB READY QUALITY HO
036-6578624-001	BUSINESS STORE OF IN
036-6578636-001	LAW OFFICES OF JEFF
036-6578638-001	TAMARA LEE INCORPORA
036-6578657-001	EVERY DAY MINERALS I
036-6578662-001	KADCON CORP
036-6578682-001	TSW, INC
036-6578699-001	HENRY BAPTIST CHURCH
036-6578703-001	LAW OFFICE J KOVACH
036-6578711-001	VILLA DULAC APARTMEN
036-6578727-001	SO CLEAR BEVERAGES L
036-6578748-001	ODONNELL AGENCY INC
036-6578759-001	SCOTT INCORPORATED
036-6578765-001	TEJAS OIL FIELD SERV
036-6578773-001	CORDOVA TELEPHONE CO
036-6578777-001	JOHN R. MCGROARTY, I
036-6578795-001	DENEK CONTRACTING, I
036-6578807-001	STILE INDUSTRIES, L.
036-6578824-001	DOCUCENTRE, LLC
036-6578853-001	SUBURBAN USED AUTO P
036-6578863-001	JALASKO INVESTMENTS
036-6578877-001	CANNON CLEVELAND FUN
036-6578891-001	D & F EQUIPMENT SALE
036-6578894-001	HEATHER BOWDEN
036-6578896-001	JUAN PALMA MOCTEZUMA
036-6578909-001	KILGORE GREEN FUNERA
036-6578914-001	TURNING POINT OF THE
036-6578918-001	COMMERCIAL FINANCIAL
036-6578921-001	BENCHMARK ENTERPRISE
036-6578924-001	WOOD AVENUE CHURCH O
036-6578928-001	DELMARVA POULTRY IND
036-6578938-001	BILLCO CONSTRUCTION
036-6578956-001	PRITCHETT INC
036-6578963-002	JACKSON SQUARE PROPE
036-6578963-003	JACKSON SQUARE PROPE
036-6578967-001	BACK TO BASICS AUTOM

036-6578973-002	TALBERT MEDICAL GROU
036-6578977-001	COMPREHENSIVE HEARIN
036-6578981-001	ROBERTO LIGRESTI
036-6578995-001	REAL ESTATE SHOALS I
036-6579001-001	WESTERN MASS PHYSICI
036-6579029-001	A & M PETRO SERVICE
036-6579034-001	BRUEN DELDIN DIDIO A
036-6579037-001	ZEBELLS INC
036-6579041-001	SOUTH ALABAMA REGION
036-6579053-001	PEDIATRIC ASSOCIATES
036-6579107-001	TC ELECTRIC LLC
036-6579115-001	AUTOPRO AUTO SERVICE
036-6579117-001	RAAM INC
036-6579124-001	TOWN OF FRYEBURG
036-6579130-001	C.J. TOWERS, INC.
036-6579150-001	CONVENIENCE RETAILIN
036-6579152-001	SOUTHSIDE BAPTIST CH
036-6579160-001	SALRIT AND PROSPECT
036-6579171-001	EL CAMINO REALTY & I
036-6579178-002	PORTER STABILIZED MA
036-6579193-001	COVENANT BPEY HOLDIN
036-6579196-001	SEASONS HOSPICE INC
036-6579198-001	PROGRESSIVE MEDICAL
036-6579208-001	LAKE LAS VEGAS SOUTH
036-6579219-001	FORT WAYNE MEDICAL O
036-6579252-001	MOUNTAIN MOZZARELLA
036-6579279-001	FIRST BAPTIST CHURCH
036-6579289-001	RENAISSANCE REALTY
036-6579303-001	BLUE SKY RENTAL STUD
036-6579315-001	RAVENMARK INC
036-6579320-001	HARDIN COUNTY REGION
036-6579323-001	MAZEN & CO
036-6579328-001	OLSEN ENTERPRISES
036-6579337-001	GOLDSTON SUBSTANCE A
036-6579371-001	TU-DOR HOME THERAPIE
036-6579392-001	DELLWO ROBERTS AND S
036-6579400-001	SAFE RETIREMENT ADVO
036-6579411-001	GIBSON COURT REPORTI
036-6579434-001	AMERIPRISE FINANCIAL

036-6579456-001	CAW CAW LAND CORPORA
036-6579469-001	GAYLOR GROUP INC
036-6579483-001	SOUTHEASTERN DOCUMEN
036-6579485-001	AJAH & ASSOCIATES
036-6579487-001	W KINTZ PLASTICS INC
036-6579498-001	DAY BOAT SEAFOOD LLC
036-6579507-001	CHAD J GOLDWASSER
036-6579515-001	SETTE & PARNOFF
036-6579517-001	BRISTOL BURLINGTON H
036-6579520-001	WELCOME HOME REALTY
036-6579526-001	NEWMANS USED MOTORS
036-6579529-001	NEW VISTA REALTY ARI
036-6579551-001	NORTHSIDE BAPTIST CH
036-6579554-001	CK HOME COMFORT SYST
036-6579558-001	REFORM SPINE & INJUR
036-6579563-001	GOLDEN BEAR REALTY L
036-6579574-001	ALLIANCE REAL ESTATE
036-6579624-001	H & R COFFEE CO.
036-6579628-001	MACTHRIFT OFFICE FUR
036-6579645-001	ASHOKA PETROLEUM INC
036-6579659-001	SUSHI KO JAPANESE RE
036-6579673-001	WBCPQ INC
036-6579684-001	COMPASS POINTE
036-6579686-001	COMMERCIAL CARGO SER
036-6579701-001	NADIA ONEIL DDS PA
036-6579718-001	BLACKBURN & STEVENS
036-6579738-001	FRONTENAC ENGINEERIN
036-6579749-001	PNGJ ENTERPRISES, IN
036-6579796-001	STATES DRYWALL & PAI
036-6579814-001	ANDRANIK PNDLIAN
036-6579820-001	TRINITY LUTHERAN CHU
036-6579828-001	HEALTH ANALYSIS INC
036-6579834-001	NATIONAL ASSOCIATION
036-6579861-001	DANIEL & GROSSMAN PC
036-6579870-001	HASC CENTER INC
036-6579873-001	HUDSON RIVER PROPERT
036-6579886-001	INTERNATIONAL POLYME
036-6579888-001	IN SINK QUALITY PLUM
036-6579889-001	TEXAS STERLING CONST

036-6579894-001	QUAD'S AUTOMOTIVE RE
036-6579927-002	GENESIS FINANCE CORP
036-6579955-001	ALCOHOL & DRUG ABUSE
036-6579961-001	COTE WEST LIMITED PA
036-6579966-001	SPECIALTY EYE CARE C
036-6579967-001	LAW OFFICE OF ROBERT
036-6579980-001	CONCORD FOOD CO OP I
036-6579992-001	ETHAN ROWE
036-6579997-001	PROCESS AND ENERGY M
036-6580013-001	BART A. NIELSEN
036-6580027-001	WESTOVER DEVELOPMENT
036-6580039-001	COASTAL EMPIRE IMAGI
036-6580048-001	FIRST COAST LUBES IN
036-6580113-001	MAYO CROWE LLC
036-6580117-001	YAVAPAI COUNTY FAIR
036-6580118-001	MEDICAL DIAGNOSTIC S
036-6580124-001	OASIS CHARTER PUBLIC
036-6580131-001	BETHANY UNITED METHO
036-6580133-001	MULLER MANAGEMENT IN
036-6580134-001	GARDEN PLAZA PARTNER
036-6580150-001	YOUTH FOR CHRIST USA
036-6580188-001	PMI PUMP PARTS LLC
036-6580194-001	NEW ORLEANS CHAMBER
036-6580196-001	NINA JUNCEWICZ
036-6580197-001	BAGHEL DHANOA
036-6580200-001	COSMOPOLITAN CLUB TH
036-6580202-001	VICTOR J MARTIN PC
036-6580206-001	MATTHEW C ROGERS ATT
036-6580222-001	L&B AUTO, INC.
036-6580226-001	RHODE ISLAND SOCIETY
036-6580227-001	REED LUMBER CO., L.L
036-6580230-001	ANDONIADIS, INC.
036-6580237-001	SUNSET MOVING & STOR
036-6580241-001	EMSL ANALYTICAL INC
036-6580262-001	ODUS ADAMS
036-6580287-001	JENNINGS GILMORE
036-6580303-001	ATLAS INDUSTRIES CO
036-6580316-001	AMERICAN CARPET CLEA
036-6580317-001	KINDERWORLD LEARNING

036-6580319-001	ABSOLUTELY CLEAN WIN
036-6580325-001	SAN ANGELO AIDS FOUN
036-6580335-001	HASC CENTER INC
036-6580337-001	LABORATORIO PERIFERO
036-6580343-001	PLATTS AIR & HEAT IN
036-6580357-001	LAB MOTORS, LTD.
036-6580363-001	ELECTRONIC SERVICE S
036-6580364-001	EASTBROOK MANAGEMENT
036-6580380-001	DUCKTRAP RIVER OF MA
036-6580383-001	DOOR NUMBER 3 INC
036-6580400-001	WESTSIDE PROPERTIES
036-6580404-001	RICHARD A SICKING PA
036-6580411-001	BERNABE GENERAL DENT
036-6580413-001	RLS LAWNSCAPES
036-6580430-001	BEVERLY KEE CPA PC
036-6580443-001	CITRUS ORTHOPAEDIC &
036-6580444-001	NEW ENGLAND WAREHOUS
036-6580480-001	R T L PRINTING
036-6580482-001	TAMKIN GROUP INC
036-6580484-001	AMERICAN ASSOCIATION
036-6580492-001	CEDAR HILL HEALTH CA
036-6580493-001	LACONIA REFRIGERATIO
036-6580496-001	BARTOW BAPTIST ASSOC
036-6580518-001	THOMAS ISENBERG
036-6580524-001	LATROUVE INC
036-6580526-001	BOUNDARY REGIONAL CO
036-6580527-001	OLIN & HALTRECHT
036-6580538-001	COORDINATING COUNCIL
036-6580540-001	ROBERT T SIMON
036-6580568-001	POOH CORNER PRE SCHO
036-6580608-001	LALA LLC
036-6580612-001	ANTHONY NATALE
036-6580614-001	SPARE WHEELS TRANSPO
036-6580615-001	THOMAS DEAN & HOSKIN
036-6580620-001	TANTUS TECHNOLOGIES,
036-6580633-001	GRACE LUTHERAN CHURC
036-6580642-001	SOUTH GA DRUG TASK F
036-6580670-001	GRACE CHUN & ASSOCIA
036-6580678-001	RRG OF AMELIA INC

036-6580680-001	APPROVED PROPERTIES
036-6580681-001	KANEMATSU USA INC
036-6580686-001	327 WASHINGTON INC
036-6580717-001	SHEET METAL WORKERS
036-6580721-001	PLAYERS ADVANTAGE
036-6580725-001	ARA EXTERMINATING CO
036-6580726-001	MARYLAND HOME INSPEC
036-6580727-001	AMERICAN EQUITY INVE
036-6580742-001	COACH, TRUCK & TRACT
036-6580754-001	AGAWAM COUNCIL
036-6580779-001	HOLLAND FERTILIZER C
036-6580786-001	SHELBY COUNTY BOARD
036-6580794-001	THOMAS A NASH JR PC
036-6580817-004	K L I LLC
036-6580817-005	K L I LLC
036-6580833-001	TODAY'S NAIL SPA
036-6580838-001	RCDQ CARROLLTON, INC
036-6580852-001	JAY'S SERVICE CENTER
036-6580853-001	HOFFMAN HEATING & AI
036-6580863-001	KUMLER AUTOMOTIVE, I
036-6580871-001	PIAD PRECISION CASTI
036-6580873-001	SALINA MULTIPLE LIST
036-6580905-001	R W BRUNO HEATING &
036-6580908-001	CORDIA COMMONS AT WI
036-6580918-001	MARK DOWNEY & ASSOCI
036-6580924-001	TASCON, INC.
036-6580941-001	TEXAS TRUCK WORKS IN
036-6580944-001	TRU FLEX METAL HOSE
036-6580997-001	ANA SALES AMERICAS
036-6580998-001	RURAL HEALTH GROUP I
036-6581010-001	KIDS R KIDS
036-6581019-001	ROBERT JACKWAY & ASS
036-6581022-001	KINGS CONSTRUCTION C
036-6581023-001	MAMA LISSA'S TINY TO
036-6581026-001	DRS SHAY & ASSOCIATE
036-6581034-001	ALMA FASTENING SYSTE
036-6581039-001	G.E.H.S. TRANSPORTAT
036-6581049-001	MACS HOSPITALITY LLC
036-6581055-001	VAULT OF FORSYTH INC

036-6581076-001	WEST TENNESSEE DIAMO
036-6581089-001	LANDMAN CORSI BALLAI
036-6581092-001	PROMENADE ENTERPRISE
036-6581093-001	PORT ROYAL CLUB INC
036-6581111-001	TONY SANDHU
036-6581128-001	BEASLEY TIRE SERVICE
036-6581139-001	LOGAN INDUSTRIES INT
036-6581150-001	HEAD O LAKE RESORT I
036-6581156-001	A CORE CONCRETE CUTT
036-6581169-001	NORMAN M. PARKS, SR.
036-6581185-001	A NETWORK SERVICE IN
036-6581204-001	MOULTRIE POST FORM I
036-6581213-001	JF2 LLC
036-6581213-002	JF2 LLC
036-6581231-001	GARY E SUSSER
036-6581241-001	GRAY TELEVISION GROU
036-6581274-001	CENTER FOR WOMENS HE
036-6581286-001	GENESIS HEALTHCARE C
036-6581289-001	EPIPHANY LUTHERAN CH
036-6581303-001	NORTH ALABAMA INSURA
036-6581307-001	TOWN OF GRAND ISLE
036-6581309-001	LAKE MECHANICAL INC
036-6581310-001	COMMUNITY CENTER AND
036-6581316-001	FLETCHER THOMPSON IN
036-6581329-001	YANKTON LAND CATTLE
036-6581332-001	FIRST BAPTIST CHURCH
036-6581338-001	MENDENHALL FUEL INCO
036-6581347-001	REGENT BROADCASTING
036-6581348-001	GULFSHORE AIR CONDIT
036-6581368-001	RADIATOR SPECIALITY
036-6581387-001	MATCO NORCA INC
036-6581389-001	SAINT ANDREWS SCHOOL
036-6581390-001	SUPER CLEANERS, INC.
036-6581392-001	SHELCOR PROPERTIES L
036-6581414-001	FINOTEX USA CORP
036-6581445-001	SPELL IT WITH COLOR
036-6581460-001	AUTO LOGISTICS OF AT
036-6581482-001	MEDICAL BENEVOLENCE
036-6581485-001	BMM NORTH AMERICA IN

036-6581504-001	RIVER BEND MATERIALS
036-6581541-001	OCEAN COUNTY COUNCIL
036-6581554-001	T H EIFERT LLC
036-6581555-001	INJURY & HEALTH MANA
036-6581556-001	NEW YORK EYE AND EAR
036-6581558-001	WORLD ARTS FOCUS INC
036-6581573-001	EARTH PROMISE
036-6581574-001	REGION HEALTHCARE
036-6581575-001	PHYSIQUE MANAGEMENT,
036-6581604-001	L & M RENTAL, INC.
036-6581605-001	W W J R INC
036-6581608-001	S & J FAITH, INC.
036-6581610-001	MCKAY MANAGEMENT SER
036-6581619-001	GROVE SCHOOL, INC.
036-6581639-001	HYPERFORM, INC.
036-6581640-001	PANHANDLE ORTHOPEDIC
036-6581657-001	NORTHRIDGE COOPERATI
036-6581697-001	HATCH FURNITURE OF Y
036-6581710-001	ARCHITECTURAL GLASS
036-6581714-001	EL BAJIO RESTAURANTS
036-6581763-001	CRITERIUM INC
036-6581765-001	LEITCH HEATING & AIR
036-6581787-001	PEAK ATTRACTIONS, LL
036-6581810-001	FIBROWATT LLC
036-6581815-001	PLANTERS INN MANAGEM
036-6581816-001	ELLETT BROTHERS INC
036-6581826-001	STEVEN F PAGELS
036-6581828-001	CRAGLE LLC
036-6581867-001	LILLIAN MILLER DENTA
036-6581868-001	ALLIANCE FOUNDATION
036-6581878-001	DAVID CORDELL TRUCKI
036-6581884-002	JACOBSON WAREHOUSE C
036-6581917-001	LUBRIZOL FOAM CONTRO
036-6581919-001	BI LO DISTRIBUTORS L
036-6581926-001	TOM'S JR. BURGER INC
036-6581928-001	MIRANDA REAL ESTATE
036-6581937-001	LAKEVIEW MANOR INC
036-6581942-001	BURGER WORLD, INC.
036-6581943-001	CJB INDUSTRIES, INC.

036-6581954-001	GOOD HEALTH MEDICAL
036-6581960-001	KT GALVANIZING CO IN
036-6581970-001	BARRAGAN INSURANCE M
036-6581996-001	WESTMORELAND HUMAN O
036-6582016-001	PROFESSIONAL PHARMAC
036-6582062-001	SHIROKI NORTH AMERIC
036-6582140-001	D KEVIN DAVIS PLC
036-6582141-001	LAURIE Y YOUNG ATTOR
036-6582144-001	UNDERWOOD ADMINISTRA
036-6582152-001	WOODSTOCK TOWN TAP I
036-6582153-001	MEYER MATERIAL COMPA
036-6582181-001	ST GEORGES EPISCOPAL
036-6582206-001	EMERALD HOSPITALITY,
036-6582207-001	VICTOR M CASTRO
036-6582212-001	COHEN AND BEST PA
036-6582242-001	BLACKSTONE VALLEY TO
036-6582246-001	NEW ENGLAND RETAIL E
036-6582253-001	LEE KIRGAN
036-6582266-001	BCH MANAGEMENT GROUP
036-6582267-001	NEW CENTURY ASSOCIAT
036-6582277-001	COLEMAN MEDICAL ASSO
036-6582281-001	HAR-CONN CHROME COMP
036-6582298-001	WALLBERG PROGRAM PRO
036-6582303-001	HOUSE OF TROPHIES &
036-6582328-001	STAR TECH MOTORS INC
036-6582346-001	ROCLAN SERVICES, INC
036-6582354-001	KRONISCH & LESSER PC
036-6582355-001	S & V ENTERPRISES IN
036-6582356-001	LACEY MANUFACTURING
036-6582366-001	MILFORD FINE ARTS CO
036-6582374-001	CVS PHARMACY, INC.
036-6582381-001	KINGSPLAZA CENTER LP
036-6582393-001	THE VOOM GROUP, INC.
036-6582407-001	YESHIVA GEDOLAH OF L
036-6582408-001	STEVENS & HARDIE FAM
036-6582411-001	VICTOR OCHOA CPA
036-6582421-001	AUSTINTOWN PEDIATRIC
036-6582429-001	HARID CONSERVATORY O
036-6582430-001	KEY ELEVATOR MANAGEM

036-6582432-001	MAGNUM AIRDYNAMICS I
036-6582438-001	PHOENIX INTERNAL MED
036-6582450-001	CLAY DAVIS STROUD -
036-6582458-001	GARDENDALE MOUNT VER
036-6582473-001	FOR YOUR CANINE INC
036-6582478-001	GUARDSMAN INDUSTRIES
036-6582507-001	BACK BAY AUTO REPAIR
036-6582508-001	CERTIFIED MANAGEMENT
036-6582528-001	BIKRAMJIT KAHLON
036-6582529-001	GRIFFIN DIETRICH & E
036-6582537-001	NORTRAX EQUIPMENT CO
036-6582552-001	GRANDE SHORES MANAGE
036-6582557-001	APPROVED PROPERTIES
036-6582568-001	MARITZA & FRANK REST
036-6582570-001	SAINT PETER CHURCH C
036-6582587-001	RESOURCE CENTER
036-6582605-001	CHICAGO PRINCIPALS &
036-6582649-001	ISLAND AVIATION, INC
036-6582667-001	EGYPT VALLEY COUNTRY
036-6582681-001	SOUTHSIDE PARTNERS L
036-6582702-001	SAWIN SHEA & DES JAR
036-6582705-001	BILL LAWRENCE PERSON
036-6582769-001	SUB ZERO INC
036-6582786-001	MISSISSIPPI CARBONIC
036-6582826-001	RUUHWA DANN & ASSOCI
036-6582841-001	CHEIM & READ LLC
036-6582850-001	ROLLS ROYCE NAVAL MA
036-6582875-001	MAIL SPECIALISTS, IN
036-6582881-001	LOOKOUT GAS & GO COM
036-6582924-001	HOME HEALTH AGENCY-
036-6582926-001	COOL RIVER, LTD
036-6582945-001	BCA FINANCIAL SERVIC
036-6582955-001	BEVERLY DOWNTOWN INC
036-6582958-001	CHERRY SUBWAY, INC.
036-6583125-001	ALFARO & ASSOCIATES,
036-6585001-001	LAKEVIEW MANOR INC
036-6585390-001	LAKE ADVENTURE COMMU
036-6586705-001	FIRST STATE BANK
036-6586793-001	TRIDENT RADIOLOGICAL

036-6594762-001	INNOVATIVE MANUFACTU
036-6619762-001	EVCO MECHANICALS COR
036-6636062-001	NORTH CAROLINA BOARD
036-6650462-001	MALONEY STRATEGIC CO
036-6650862-001	VOCATIONAL SERVICES,
036-6651062-001	SALEM BAPTIST CHURCH
036-6659362-001	ASHCRAFT AND GEREL L
036-6660262-001	KRAFTEX FLOOR CORPOR
036-6665562-001	SCOTT FARMS, INC.
036-6669652-001	YORK FREIGHT, INC.
036-6675462-001	KATHLEEN M. SWEENEY
036-6680384-001	ENTERPRISE LEASING C
036-6681262-001	HEWITT & COMPANY, PA
036-6681562-001	WILBURN HOOSIER
036-6682991-001	FOSSCO INC
036-6683005-001	RONALD J PHILLIPS IN
036-6683013-001	DOLPHIN ELECTRIC CO
036-6683023-001	GREAT AMERICAN ENERG
036-6683035-001	GIRL SCOUTS OF NORTH
036-6683046-001	SOUTHEASTERN CONFERE
036-6683055-001	WHITE REALTY AND SER
036-6683075-001	SCOTTISH INSURANCE A
036-6683102-001	KEMP METAL PRODUCTS
036-6683102-002	KEMP METAL PRODUCTS
036-6683133-001	TAYLOR CAPITAL MANAG
036-6683134-001	LAW OFFICE OF B RUTH
036-6683138-001	DAVISON FULL GOSPEL
036-6683142-001	POMO ICE CREAM INC
036-6683169-001	E2 HOLDINGS LLC
036-6683172-001	FAMILY STAR LLC
036-6683176-001	SYLVIA GEIST AGENCY
036-6683195-001	PIPELINE TELECOM, IN
036-6683198-001	DANIEL J VAUGHN
036-6683216-001	V-STRATEGIC GROUP IN
036-6683218-001	HARVEST HEIGHTS ASSE
036-6683219-001	RIGHT PLACE INC
036-6683227-001	FLATHEAD VALLEY ORTH
036-6683231-001	ANS CLEANER, INC.
036-6683238-001	RED OAK REALTY

036-6683238-002	RED OAK REALTY
036-6683255-001	QUATTLEBAUM & MURPHY
036-6683296-001	THE SANDWICH COMPANY
036-6683314-001	NEW DIRECTIONS N.A.,
036-6683325-001	LOVELAND DAIRY WHIP
036-6683326-001	WILLIAMS WHOLESALE S
036-6683338-001	FRANKLIN BUILDING SU
036-6683354-001	DUMEDAC PARTNERSHIP
036-6683359-001	RANDY VAUGHN
036-6683369-001	MENORAH HOME & HOSPI
036-6683370-001	WESLEY K CLARK & ASS
036-6683378-001	CENTER FOR ARTHRITIS
036-6683379-001	LODI NUT COMPANY INC
036-6683387-001	CARPINTERIA REAL EST
036-6683396-001	1271 ASSOCIATES, INC
036-6683404-001	SOUTHWEST DENTAL ASS
036-6683419-001	EATON & VAN WINKLE L
036-6683429-001	KOZIOL RECOVERY LLC
036-6683435-001	HALL INSURANCE AGENC
036-6683445-001	EMPRESAS DEL BOSQUE
036-6683460-001	DWAYNE & CO INC
036-6683467-001	UNITED METHODIST PAR
036-6683476-001	FITNESS 19 IL 116 LL
036-6683511-001	TOWN & SHORE ASSOCIA
036-6683541-001	BRUNSWICK FOODS, INC
036-6683549-001	SAMATHA INC
036-6683555-001	MMD INC
036-6683557-001	PATCHES INC
036-6683569-001	QUICK LINE AUTOMOTIV
036-6683571-001	QUINN & LAGUMINA LLP
036-6683581-001	PARAGON SETTLEMENT S
036-6683585-001	BRAN MAT INC
036-6683591-001	CMC ALUMINUM & GLASS
036-6683640-001	WALLER HEATING & AIR
036-6683641-001	RUBIN CAMPBELL
036-6683650-001	RALPH J LAGUARDIA, M
036-6683655-001	GULF LOGISTICS LLC
036-6683691-001	INSTITUTE FOR HEALTH
036-6683696-001	ACCREDITATION SERVIC

036-6683698-001	EAST SHORE PRODUCTIO
036-6683703-001	LE PENTOLA INC
036-6683713-001	CITY OF YAKIMA
036-6683756-001	DANIEL SNYDER
036-6683758-001	JAMES INSURANCE AGEN
036-6683764-001	FAISON INSURANCE AGE
036-6683783-001	GENERAL LINEN SUPPLY
036-6683796-001	FOX HILL COUNTRY CLU
036-6683819-001	EVERGREEN PRESBYTERI
036-6683834-001	BISNETT DESIGN
036-6683862-001	I TRANSIT INC
036-6683871-001	COUNTY OF JASPER
036-6683875-001	ANDERSON PRINTNG SER
036-6683897-001	BEEHLER REALTY
036-6683908-001	BARTNETT ENTERPRISES
036-6683924-001	FLORAN TECHNOLOGIES
036-6683934-001	NIMBLEFISH TECHNOLOG
036-6683972-001	BELLEVUE BAPTIST CHU
036-6683973-001	T & R ENTERPRISES, I
036-6683980-001	CHILDERS ROOFING & S
036-6683981-001	SENIOR SERVICE COUNC
036-6683993-001	STRATEGIC PARTNERS I
036-6684015-001	PRINCETON NATIONAL R
036-6684026-001	PROGRESSIVE CAPITAL
036-6684029-001	NATIONAL FOUNDATION
036-6684050-001	OLSON'S CAR CARE, L.
036-6684060-001	PRACTICAL TRAINING S
036-6684073-001	CLAYTON CHILD CENTER
036-6684079-001	JAMES LAW PC
036-6684083-001	LOGAN CHURCH OF THE
036-6684086-001	LEWIS & CLARK CABIN
036-6684091-001	CHARLES KOMAR & SONS
036-6684100-001	PARAGON LANGUAGE SER
036-6684109-001	ACADEMY OF EARLY CHI
036-6684111-001	FIRST BAPTIST CHURCH
036-6684122-001	MAVERICK ABRASIVES C
036-6684158-001	DAYSPRING BAPTIST CH
036-6684160-001	GLOBAL AVIATION SERV
036-6684176-001	OCEAN VIEW RETIREMEN

036-6684194-001	T & R OIL CO
036-6684213-001	REDBROOK INC
036-6684218-001	NYPONTES INC
036-6684219-001	CIOFFI TRUCK LEASING
036-6684223-001	LOG EX SOLUTIONS INC
036-6684247-001	LEARNING PATH INC
036-6684303-001	WINDERMERE REAL ESTA
036-6684334-001	ENERGYSOLUTIONS LLC
036-6684366-001	WILLIAM TOMAN
036-6684369-001	APUS ENTERPRISES, LT
036-6684387-001	MARK S HANCHEY
036-6684416-001	BETHLEHEM BAPTIST CH
036-6684428-001	ADVANTAGE SERVICES I
036-6684429-001	EVERHART MUSEUM NATU
036-6684431-001	GREENSTREET GROWERS
036-6684433-001	THE TAC COMPANIES LL
036-6684444-001	METROPOLITAN BRIDGE
036-6684459-001	EUROIMMUN US
036-6684487-001	COMPASSLEARNING INC
036-6684500-001	EMORY CUSTOM TOOLING
036-6684537-001	OLD VILLAGE ASSOCIAT
036-6684556-001	CLEVELAND HOSPITALIT
036-6684564-001	MOMS FOOD PRODUCTS I
036-6684572-001	FIDUCIARY INTERMEDIA
036-6684588-001	POINT OF AMERICAS CO
036-6684614-001	H R SPINNER CORPORAT
036-6684617-001	DEERTECH
036-6684622-001	KUPILLAS & UNGER
036-6684648-001	HOMES UNLIMITED REAL
036-6684675-001	ADR PREFERRED BUSINE
036-6684686-001	LAW OFFICE OF WELCH
036-6684688-001	TREMONT COMMUNITY SE
036-6684689-001	ANNIA NUNO
036-6684697-001	OREGON MOTORSPORTS 2
036-6684703-001	CATHERINE R SUMMERS
036-6684735-001	OSLUND DESIGN INC
036-6684753-001	HUTTO JR A J INC
036-6684754-001	CUSICK SCHOOL DISTRI
036-6684757-001	ADVANCED SOUTHERN SU

036-6684763-001	SHP III ARBOR CASCAD
036-6684764-001	ROOTS LLC
036-6684772-001	SPRING BROOK ICE & F
036-6684789-001	ESI ENGINEERING SYST
036-6684790-001	BUFFALO RIVER SERVIC
036-6684798-001	OFFICE OF MATTHEW P
036-6684799-001	JAMES J LICARI
036-6684802-001	ALARM MANAGEMENT II
036-6684803-001	COMMUNITY ENABLER DE
036-6684834-001	LAWRENCE OBGYN PC
036-6684837-001	GREENACRES OF NORTHL
036-6684860-001	RENEGADE PUBLISHING
036-6684861-001	FIRST UNITED METHODI
036-6684867-001	HEBER SPRINGS SCHOOL
036-6684887-001	KELLY SERVICES INC
036-6684895-001	LINDGREN NURSERY SC
036-6684920-001	FREDCO LANDSCAPING L
036-6684923-001	HOWARD J BROWN DC
036-6684929-001	JOHN TIMMS, JR.
036-6684931-001	MONSEY NEW SQUARE TR
036-6684952-001	GIRL SCOUTS OF MONTA
036-6684956-001	CHANNELSIDE CINEMAS,
036-6684976-001	VARIETY FOODS INC
036-6684980-001	B & D DENTAL CORP
036-6684982-001	LEVINSON LAW FIRM PA
036-6685015-001	AERO TIRE & TANK LLC
036-6685029-001	BURKAM & ASSOCIATES
036-6685030-001	NARRA INC.
036-6685064-001	ACTIVE REALTY INC
036-6685081-001	BY THE 18TH HOLE INC
036-6685083-001	BURST MEDIA CORPORAT
036-6685110-001	MUNICIPAL POLICEEMPO
036-6685119-001	CLAXTON HOUSING AUTH
036-6685132-001	GRANDELL REHABILITAT
036-6685153-001	CAROL S WAXLER LLC
036-6685172-001	DENRIC INC
036-6685178-001	PARA MED INC
036-6685184-001	LEGACY FINANCIAL AND
036-6685185-001	WILMINGTON HOUSING F

036-6685195-001	ADRIAN AUTO BODY INC
036-6685208-001	KATHY ARMBRISTER
036-6685237-001	MAPLE MANOR ENTERPRI
036-6685249-001	APTUIT INC
036-6685255-001	M & J ASSOCIATES LLC
036-6685262-001	BUDDY AND PALS III I
036-6685275-001	PILOTTI ENTERPRISES
036-6685281-001	WINTHROP FEDERAL CRE
036-6685282-001	SHERWOOD CLEANERS LL
036-6685303-001	TROON COUNTRY CLUB I
036-6685307-001	SAINT MARYS ROAD UNI
036-6685313-001	UCF FEDERAL CREDIT U
036-6685319-001	SUPERIOR FORGE & STE
036-6685335-001	BABY BUGGY INC
036-6685348-001	XILOCORE, LLC
036-6685367-001	PMC316, INC.
036-6685400-001	GENTLE TOUCH HAIR RE
036-6685458-001	CROSSPOINT, A SOUTHE
036-6685476-001	BOB'S TIRE & ALIGNME
036-6685478-001	SCHUMBERGER TECHNOLO
036-6685498-001	FIRST ASSEMBLY OF GO
036-6685507-001	GILLEY DESIGN ASSOCI
036-6685509-001	UROLOGY SPECIALIST O
036-6685562-001	CARDIOLOGY CONSULTAN
036-6685599-001	TRUEVENTS LLC
036-6685609-001	3 A AUTOMOTIVE SERVI
036-6685610-001	FAYE STEWART TRANSPO
036-6685620-001	FRANSISCAN SISTERS O
036-6685636-001	DURICA AND ASSOCIATE
036-6685649-001	BEHAVIORAL HEALTH SE
036-6685649-002	BEHAVIORAL HEALTH SE
036-6685658-001	SDICRSONA INC
036-6685723-001	J A PUBLISHING CORP
036-6685728-001	MAXTAM, INC.
036-6685736-001	TITAN PROPANE LLC
036-6685739-001	STEELE BAPTIST CHURC
036-6685753-001	GRAHAMS SHIP SHAPE C
036-6685758-001	VALLEY AUTO GROUP, I
036-6685779-001	ALPINE FRESH, INC.

036-6685784-001	DE CAMARA ENTERPRISE
036-6685785-001	JEFFERSON COUNTY MEM
036-6685788-001	LITIGATION SOLUTION
036-6685795-001	CAPITAL CORRUGATED I
036-6685796-001	GIRLS INCORPORATED O
036-6685821-001	HELLERER CUOMO & OCO
036-6685832-001	AMALGAMATED PIXELS,
036-6685871-001	PATRICIO ROBAYO
036-6685878-001	INNOVATIVE MEDICAL M
036-6685897-001	MOUNTAIN VIEW CLINIC
036-6685901-001	SUNLAKE TERRACE
036-6685907-001	FIRST BAPTIST CHURCH
036-6685929-001	WILBUR ELLIS COMPANY
036-6685933-001	SARA LEE BAKERY GROU
036-6685934-001	ZANETTI BROS INC
036-6685948-001	WESTMORELAND DERMATO
036-6685951-001	CITY OF WALTERS
036-6685960-001	US PACKAGING SPECIAL
036-6685963-001	CORNERSTONE MEDICAL
036-6685971-001	ELLIOTT & ASSOCIATES
036-6686027-001	ST DENIS CHURCH
036-6686031-001	KINGSLEY CLINIC
036-6686038-001	BOTT COMMUNICATIONS
036-6686061-001	EAST COAST UNDERGROU
036-6686062-001	NATURES GIFTS INTERN
036-6686075-001	CLD PACIFIC GRAIN LL
036-6686077-001	RED APPLE PAINTING S
036-6686087-001	LONE OAK ENTERPRISES
036-6686093-001	RON JONES POWER EQUI
036-6686098-001	ELECTRIC CONTROL & S
036-6686169-001	CHURCH OF THE NAZARE
036-6686185-001	WILLIAM K GAMBLE LAW
036-6686234-001	YAM MANAGEMENT LLC
036-6686259-001	CHILDRENS LEARNING C
036-6686261-001	DUIT LEVEL TOOL CO I
036-6686280-001	C'VONTRI A SALON LLC
036-6686326-001	BARNETT FINANCE CO I
036-6686343-001	S H SMITH AND COMPAN
036-6686348-001	DESIGN TRADE SERVICE

036-6686359-001	OIL DRI PRODUCTION I
036-6686367-001	KEVIN B SANDS DDS
036-6686411-001	MARY PETERS APPRAISA
036-6686418-001	AL-KHANSHALI, INC.
036-6686419-001	DELORE L. BEACH
036-6686429-001	ISLAND COSMETIC AND
036-6686436-001	DES MOINES PLASTIC S
036-6686449-001	LAYNE CHRISTENSEN CO
036-6686457-001	N.S.B. INC.
036-6686465-001	BASIN TOOL INC
036-6686474-001	CAM INC
036-6686489-001	HRL GROUP, LLC
036-6686512-001	WARD INC
036-6686523-001	CHILDRENS MEDICAL CE
036-6686534-001	RIO FARMS LLC
036-6686553-001	GLOBAL SUPPLY LLC
036-6686563-001	FLYTIME TOURS & TRAV
036-6686571-001	SFEM INC
036-6686573-001	SALTZMAN TANIS PITTE
036-6686584-001	SNIPS OF VIRGINIA BE
036-6686588-001	SAINT JAMES THE APOS
036-6686589-001	DAVID R BARNHARD
036-6686597-001	IMS INC
036-6686611-001	BIODATA CORPORATION
036-6686643-001	COMMUNITY MEDICAL AS
036-6686661-001	MILLENNIUM MEDICAL I
036-6686668-001	US WATER SERVICES CO
036-6686672-001	ARCHITECTUREAL GRANI
036-6686698-001	GLEN WILKINSON
036-6686716-001	ROYS WESTSIDE MINI W
036-6686732-001	THIRD FISH INC
036-6686754-001	CRITCHFIELD PACIFIC
036-6686802-001	LA POSADA AT PARK CE
036-6686829-001	CLEARWATER HYDRAULIC
036-6686843-001	CARSON CITY TIRE, IN
036-6686844-001	TOP AUTO SERVICE, IN
036-6686892-001	ROGERS SCREENPRINTIN
036-6686917-001	BARLOW REHABILITATIO
036-6686924-001	RAY'S RUN WON, INC.

036-6686941-001	CHAMPION TECHNOLOGY
036-6686954-001	HAIR SESSION'S INC.
036-6686957-001	LYNETTE SUMNER
036-6686963-001	BAHRET AND ASSOCIATE
036-6686969-001	DANIEL J MORAN
036-6687024-001	DIVERSIFIED SALES IN
036-6687048-001	KUHNS GARAGE, INC.
036-6687083-001	NETUNO, INC.
036-6687113-001	GCH, INC
036-6687185-001	DAVIS BOAT WORKS INC
036-6687204-001	JAMES L HAINES JR.
036-6687210-001	R & K PRECISION AUTO
036-6687211-001	DON SCHIFFER'S AUTO
036-6687270-001	G, B & D ENTERPRISES
036-6687290-001	APUS ENTERPRISES, LT
036-6687308-001	YODLE, INC.
036-6687312-001	JEFFREY BAYLOR
036-6687340-001	GLOBAL IC TRADING GR
036-6687401-001	MATERIAL HANDLING IN
036-6687410-001	NATIONAL FOUNDATION
036-6687434-001	READY CASH CAR TITLE
036-6687446-001	WILTON STATION CONDO
036-6687463-001	PLURIS VALUATION ADV
036-6687469-001	BROOKWOOD FARM, L.L.
036-6687587-001	HONAKER TOWN OF
036-6687688-001	WILLIAM F TEEPLE
036-6687758-001	MCKONLY'S GARAGE, IN
036-6687787-001	H & M ELLIS, INC.
036-6687854-001	ROCK M ENTERPRISES,
036-6687880-001	DIGITAL MANAGEMENT S
036-6687882-001	SUTTER'S MILL SPECIA
036-6687911-001	LARRY DOSTER
036-6687920-001	DS STOP N SHOP INC
036-6687936-001	RANDY'S DEBURRING, I
036-6687941-001	GRIFFITTS INVESTMENT
036-6687946-001	LEIBOWITZ COMMUNICAT
036-6687949-001	SHORELINE OUTDOOR PO
036-6688001-001	AAMCO OF THE PANHAND
036-6688034-001	ACTORS EQUITY ASSOCI

036-6688059-001	FOCUSING ON YOUR FIT
036-6688208-001	E & C GALLUCI, INC.
036-6688214-001	TERRY RICHBURG
036-6688217-001	CULLMAN CARING FOR K
036-6688226-001	JIMS AC
036-6688239-001	OLD ROCK CHURCH & PR
036-6688336-001	WIMBA, INC.
036-6688342-001	DAVID JENSEN
036-6688354-001	FELTNER'S AUTOMOTIVE
036-6688419-001	SOUTHERNMOST BEACH M
036-6688422-001	ALLEGANY COOP INSURA
036-6688495-001	ALL PURPOSE PRINTING
036-6688529-001	PATRIOT FINANCIAL GR
036-6688580-001	STEPHEN C FITZGERALD
036-6688604-001	JERRY M HODGES
036-6688671-001	SIERRA COMPOUNDING P
036-6688769-001	URS CORPORATION
036-6688799-001	HILLSIDE NURSERY AND
036-6688850-001	GUN HILL COLLISION I
036-6688904-001	SOUTHWEST RECYCLING
036-6688926-001	KEN'S AUTOMOTIVE TRA
036-6688940-001	VERICHEM, INC.
036-6689018-001	ROBERT BATES, INC.
036-6689047-001	MASTER AMERICA, INC.
036-6689128-001	WILLIAM SCOTT REES
036-6689143-001	SOUTHERN LIGHT LLC
036-6689212-001	BAYSIDE REFRIGERATIO
036-6689232-001	ADVANCED DATA PROCES
036-6689238-002	BRIDGEPORT CITY OF
036-6689275-001	RIVERVIEW SERVICE CE
036-6689285-001	WATERFRONT COMMISSIO
036-6689292-001	AFTER HOURS MEDICAL
036-6689329-001	FIRST ASSEMBLY OF GO
036-6689330-001	ARC OF THE VIRGINIA
036-6689342-001	MR FIX IT AIR CONDIT
036-6689357-001	AMI'S OF ST. CHARLES
036-6689375-001	ROY RUSHTON INSURANC
036-6689508-001	NEW GREENBRIER RESTA
036-6689511-001	SOUTHERN EROSION CON

036-6689554-001	OCEANA HOMEOWNERS AS
036-6689564-001	WOOD SPRING & DOWN L
036-6689588-001	G T RADIATOR REPAIRS
036-6689620-001	DRY CLEANER ACQUISIT
036-6689698-001	TECHNOLOGY SOLUTIONS
036-6689728-001	VIAMETRIC, INC
036-6689747-001	SHEAR PLEASURE BARBE
036-6689890-001	ED GROUP & TFS CUSTO
036-6690094-001	TERRY SEYBERT
036-6690123-001	THE WIRE MUSIC AND A
036-6690179-001	REB-EKA CORPORATION
036-6690354-001	DOUGLAS AND SENS, IN
036-6690361-001	RECYCLING FOUNDATION
036-6690373-001	THIBODAUX LUMBER & C
036-6690566-001	DEMON BARBERSHOP, LL
036-6690569-001	VAUGHT & LOFTIN
036-6690601-001	ROGERS SCREENPRINTIN
036-6690633-001	GREG BAUER SERVICES
036-6690684-001	QUALITY CONCRETE CON
036-6690714-001	CITY VIEW BLINDS OF
036-6690750-001	CENTERLINE CORPORATI
036-6690759-001	KAUTILYA SUNBURY HOT
036-6690760-001	ASSOCIATED SKIN CARE
036-6690780-001	CABOT HOSIERY MILLS,
036-6690782-001	FIRST PROTOCOL INC
036-6693254-001	C. JONES TRUCKING LL
036-6694362-001	ROBERT A. WINTERS
036-6718162-001	GIVENS FARMS, INC.
036-6720062-001	WANG SUNG CORPORATIO
036-6734462-002	CACI, INC. - FEDERAL
036-6734462-003	CACI, INC. - FEDERAL
036-6743362-001	OATES MEDICAL ADMINI
036-6746462-001	GOOSE CREEK (CITY OF
036-6747362-001	TRIPLE F OILFIELD SE
036-6755320-001	CLINICAL PET OF LAKE
036-6790825-001	LUBE JOCKEY
036-6790831-001	ROBERT LUQUETTE
036-6790905-001	COUNTRY MOTORS, INC.
036-6791013-001	2 POWER ON, INC.

036-6791063-001	BEACH BUDDIES, LLC
036-6791066-001	KOI SPA - EDGEWATER,
036-6791156-001	GIBRALTAR MOTORS INC
036-6791199-001	REMOTE SUPPORT SOLUT
036-6791226-001	GRAND PARKWAY TIRE &
036-6791230-001	BYRON UNITED METHODI
036-6791306-001	DOUCE FRANCE BAKERY,
036-6791322-001	ARENS, INC.
036-6791324-001	US INTER MEX TRANSPO
036-6791456-001	RELIABLE BUILDING SE
036-6791464-001	NORTH CYPRESS FITNES
036-6791477-001	NEW BEGINNINGS CHRIS
036-6791484-001	CAR CARE & REPAIR, L
036-6791489-001	VITACO PHARMACEUTICA
036-6791495-001	ST ANDREWS GOLF AND
036-6791505-001	S&L COLLISION CENTER
036-6791523-001	SANDHYA INC
036-6791539-001	REGAL BEAGLE, INC.
036-6791604-001	PC STEEL BUILDINGS I
036-6791629-001	AFFORDABLE ENHANCEME
036-6791667-001	COTNEYS ALL PRO CLEA
036-6791672-001	LE BLEU CHATEAU INC
036-6791694-001	EMIRATES INVESTMENTS
036-6791698-001	W.H. SCHAUB STABLES,
036-6791701-001	PHOI-PHOA L.L.C.
036-6791752-001	PACIFIC SHEET METAL,
036-6791795-001	SOUTHERN EXPRESS LUB
036-6791801-001	STEELHORSE PRODUCTIO
036-6791826-001	GRANT AUTOMOTIVE SER
036-6791935-001	JRL SAFE CLEAN LLC
036-6791936-001	DOCUTEAM INC
036-6791989-001	BLUE FLAG ROOM LLC
036-6791994-001	CONTIS RESTAURANT IN
036-6792062-001	PPR BLUEPRINTING, LL
036-6792071-001	ORLANDO AMERICAN COL
036-6792080-001	DOGWOOD PARK
036-6792098-001	BREESE RELIABLE AUTO
036-6792178-001	CASIMIR INC
036-6792195-001	CRAWFORD COMPLETE AU

036-6792298-001	PETTY'S MOBILE REPAI
036-6792326-001	JAMES DONALD MAPPIN
036-6792328-001	AGBIMSON & COMPANY P
036-6792357-001	MQ ENTERPRISES, INC.
036-6792381-001	ANTOINE TRAMBLE
036-6792410-001	R & E ENTERPRISES IN
036-6792426-001	STEEL MASTERS COMPAN
036-6792573-001	US SHORING & EQUIPME
036-6792586-001	BRIGHT BEGINNINGS PR
036-6792713-001	341 LUMBER & TRUSS C
036-6792732-001	LAKES AREA GRAPHIX A
036-6792739-001	SUMMIT CAFES LLC
036-6792764-001	AMERITRADE EXPORT CO
036-6792776-001	HARKINS PROPERTY INC
036-6792808-001	MARDEN DISTRIBUTORS,
036-6792814-001	S & L CLEANING INC
036-6792940-001	1854 INC
036-6793070-001	ALEXANDER PHARMACY L
036-6793140-001	HARTSDALE AUTOMOTIVE
036-6793353-001	MOTTO PHARMACY INC
036-6793374-001	SAFEGUARD FORMS AND
036-6793379-001	CRAIG KELLEY & FAULT
036-6793435-001	RUDI'S ORGANIC BAKER
036-6793575-001	SOUTHEASTERN PAPERGR
036-6793659-001	QUINCY MURPHY & ASSO
036-6793841-001	MNC & SALON LLC
036-6793927-001	WESTON FAMILY ENTERP
036-6794002-001	ESSENTIAL FORMULAS I
036-6794463-001	DISASTER AMERICA LLC
036-6794608-001	TIN CAN SAMS
036-6794662-001	LUIS R CARRASQUILLO
036-6795590-001	CORAL LAKES ASSOCIAT
036-6796930-001	MARK L. WALTZER, D.M
036-6796962-001	RLM EXPRESS, INC.
036-6797962-001	SUTTON'S, INC.
036-6799362-001	MIDSTATE TRANSPORT L
036-6803962-001	SOON D. LEE
036-6806462-001	NASSER HEAVY EQUIPME
036-6808362-001	EVO CORPORATION

036-6820362-001	CRESCENT RIDGE DAIRY
036-6826662-002	PREMIER EQUIPMENT RE
036-6828462-001	UNITED EDUCATION INS
036-6829862-001	HIRSCH ROBERTS WEINS
036-6830968-001	CROSSLAND TRANSPORT,
036-6837462-001	DIAMOND-HERPANACINE
036-6838159-001	ROBERT B SAMUELS, IN
036-6838662-001	ILC DOVER LP
036-6848862-001	DEZENHALL RESOURCES,
036-6863762-001	MUNICIPAL EMPLOYEES
036-6879068-001	Vornado/Charles E. S
036-6879262-001	BUTTERS, BRAZILIAN ,
036-6880162-001	ADOBE BUILDER INCORP
036-6886962-001	GALA-NET, INC.
036-6887162-001	MAILERS COMPUTER SER
036-6888862-001	ARDEN PLAZA CLEANERS
036-6889262-001	QUEST TRANSPORTATION
036-6889562-001	BEST DRY CLEANING &
036-6889562-002	BEST DRY CLEANING &
036-6890562-001	BONETTI AIRCRAFT OF
036-6901662-001	NEW CITY CLEANERS, I
036-6904862-001	EAGLETON SCHOOL, INC
036-6906462-001	SERVICES FOR THE DEV
036-6913162-001	SHEPARD'S, INCORPORA
036-6914762-001	JOINER SHEET METAL &
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036-6919862-001	SAFA HODGES
036-6923462-001	THE WHITE STONE GROU
036-6923562-001	INNERSTEP, B.S.E.
036-6926162-001	ROCKY MOUNTAIN RESPI
036-6934462-001	PEABODY ESSEX MUSEUM
036-6936462-002	BS TENNIS CORPORATIO
036-6937462-001	ROCKY MOUNTAIN DUMPS
036-6937462-002	ROCKY MOUNTAIN DUMPS
036-6939662-001	ATCHISON COUNTY KANS
036-6954462-001	LEONARD C. SITRIN, P
036-6970747-001	EAGLE INDUSTRIES UNL
036-6974862-001	KAISER FINANCIAL GRO
036-6975762-001	D.D.S. MECHANICAL PL

036-6977262-001	PULMONARY MEDICINE,
036-6977762-001	PREMIER SOURCE, LLC
036-6977762-002	PREMIER SOURCE, LLC
036-6978114-001	HEALTHY SMILES FOR K
036-6986562-001	OHIO CONCRETE RESURF
036-7008062-001	NORTHERN MANHATTAN C
036-7010019-001	HOLMES INDUSTRIAL TE
036-7011530-001	DATATRAC CORPORATION
036-7011629-001	COMPLETE CUTTING & W
036-7013639-002	SCOTLAND OIL CO., IN
036-7014366-001	MAJAC, INC.
036-7014576-001	CHRISTIAN CARE CENTE
036-7014862-901	AMERICAN WELLNESS DI
036-7015163-002	VENTANA PRODUCTIONS,
036-7015502-002	J & D CUSTOM CABINET
036-7015857-003	ZWALD TRANSPORT INC.
036-7016150-003	AMERICAN CANCER SOCI
036-7016150-004	AMERICAN CANCER SOCI
036-7017198-001	TSC SURVEYING COMPAN
036-7017657-001	DEFAULT CONSULTING G
036-7017705-003	SCHNOEBELEN, INC.
036-7020174-001	ADVANCED MEDICAL RES
036-7024462-001	LOWE, HOEHN, JURANI
036-7024862-001	SUNSET NATURAL PRODU
036-7029162-001	FULL-LINE VENDING, I
036-7031262-001	KNOWLEDGELAKE, INC.
036-7031462-001	INTEGREON DISCOVERY
036-7033162-001	U.S. INSTALLATION GR
036-7042262-001	ACCERA, INC.
036-7042391-001	STREAMLINE DESIGN &
036-7043362-001	COMBS CONSTRUCTION C
036-7043462-001	DRAYTON ENTERPRISES,
036-7045250-001	PRECISION COLOR DIGI
036-7046962-001	OSER & TAUBER, M.D.,
036-7047737-001	EASTCO ENTERPRISES,
036-7052022-001	CAMELOT CONSULTING,
036-7053031-002	PURICLE INC.
036-7053935-001	MAT-LIND-CHRIS CORP.
036-7054489-001	BEST WESTERN BONANZA

036-7057439-001	EXACT FUMIGATION, IN
036-7058076-001	PRO WASH, INC.
036-7064462-001	DR LUIS F GUZMAN R
036-7066562-001	CUMBERLAND ELECTRONI
036-7075111-001	EJCO INC
036-7075562-001	GEORGE'S IMPORTS, LT
036-7075585-001	TASTEA LLC
036-7077592-001	PHOSLAB ENVIRONMENTA
036-7080762-001	AUDRICH, INC.
036-7081782-001	FROGGY'S TOWING INC.
036-7082708-001	JOSEPH SOTO
036-7082988-001	BILL MAESTRETTI
036-7083512-001	FRANCISCO J. RESTREP
036-7083869-001	PULMOCAIR RESPIRATOR
036-7085262-001	MCCI CORPORATION
036-7086560-001	MAYA'S GOLD INC.
036-7086562-001	Blackstone Valley Ce
036-7086762-001	CREDITCARD DISCOUNT
036-7087871-001	SCREENING SERVICES G
036-7090728-001	DOBA LLC
036-7096062-001	KEN CARYL BAPTIST CH
036-7097162-001	GURPREET S. DHALIWAL
036-7097462-001	SCHUMACKER & COMPANY
036-7102162-001	FMH, L.P.
036-7108963-001	MODERN SPORTSWEAR CO
036-7116962-001	SALES USA, INC.
036-7120062-001	EAST COAST PLUMBING
036-7121262-001	OHIO VALLEY GOODWILL
036-7129662-001	ADVANCED DATA EXCHAN
036-7133062-001	RICK MOSER
036-7133962-001	BACKHAUL AND TRACK L
036-7134162-001	AVATIER CORPORATION
036-7137447-001	GELLER & COMPANY LLC
036-7145162-001	EMPLOYMENT MANAGEMEN
036-7152362-001	MED JAMES, INC.
036-7152762-001	METROPOLITAN A. M. E
036-7156462-001	STRONG TOWER VENTURE
036-7159862-001	MCQUEARY HENRY BOWLE
036-7160862-001	C2 DESIGN AUTOMATION

036-7172062-001	READING ASSIST INSTI
036-7176562-001	WINDOWS AND BEYOND,
036-7179662-001	SEC GROUP, INC.
036-7183862-001	FUEL TANK MAINTENANC
036-7189824-001	CLIENT SERVER SPECIA
036-7203663-001	MONMOUTH PULMONARY C
036-7207063-001	ALPHA OMEGA FAMILY C
036-7207763-002	DILIGENCE L.L.C.
036-7210762-001	HOPE CLINIC, LLC
036-7216363-001	HOPE EVANGELICAL LUT
036-7223163-001	D & S STONE, LLC
036-7227863-001	CARCAMO MEDICAL CORP
036-7228763-001	SECOND CHANCE ENTERP
036-7228963-001	POSITEK INC
036-7230163-001	HIRSCH, OELBAUM, BRA
036-7237563-001	GRAYCOR INDUSTRIAL C
036-7238463-001	FLORIDA SHIRT LAUNDR
036-7241063-001	SUPPLYPRO, INC.
036-7241363-001	HANNA CLEANERS, INC.
036-7241963-001	AGENCY FOR INSTRUCTI
036-7242163-001	JOHN M. MOORE, M.D.,
036-7243463-001	BERMAN AND SABLE LLC
036-7243763-001	EXACTTARGET, INC.
036-7255663-001	ELIAZER BENAVIDES AN
036-7256263-001	INTERNATIONAL CHEMIC
036-7257863-001	LKG INC
036-7263663-001	RECORDING INDUSTRY A
036-7281363-001	NORTHERN SERVICES GR
036-7283163-001	NTR NORTH AMERICA LL
036-7305063-001	OZARK INNS, L.L.C.
036-7316863-001	CITYSIGHTS NEW YORK
036-7316963-001	HLP SYSTEMS, INC.
036-7325329-001	CITY OF SALINAS
036-7329363-001	CHEYENNE SALOON, INC
036-7330316-001	CABINET DOOR SERVICE
036-7330316-002	CABINET DOOR SERVICE
036-7331863-001	FETTER AND SON FARMS
036-7333463-001	LLOYD E. CHESLEY JR.
036-7339563-001	MI CHA HOLDINGS LIMI

036-7341363-001	NITSA'S DRAPERIES &
036-7342463-001	JEFFERSON COUNTY KEN
036-7347663-001	DESERT SEGURO LLC
036-7351363-001	MYUNG SUNG CORP.
036-7351563-001	SANG JOON PARK
036-7365162-001	PETER GRONDONICO
036-7383263-001	DEEP DOWN INC.
036-7385263-001	LOOK! EFFECTS, INC.
036-7386463-001	WESTERN EXTRALITE CO
036-7412863-001	STANDEX INTERNATIONA
036-7412863-002	STANDEX INTERNATIONA
036-7422463-001	JUMPLINE INC.
036-7428963-001	AUTISM SERVICES, INC
036-7429263-001	THE INDIANA ASSOCIAT
036-7435262-001	WELLSPRING FAMILY ME
036-7438363-001	WELLS FAMILY PRACTIC
036-7446163-001	PACER, INC.
036-7447663-001	RUDOLF MITTERMEIER
036-7456363-001	MONUMENT RADIOLOGY,
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036-7474463-001	ZOOM CARE, P.C.
036-7478663-001	MO-KAN PALLET & LUMB
036-7482025-001	UNIVERSAL TECHNOLOGY
036-7484563-001	MANCHESTER COPPER TU
036-7488763-002	WELLMED MEDICAL MANA
036-7503363-001	S & S MACHINING, LTD
036-7507463-001	THE FIRST BAPTIST CH
036-7514463-001	OLYMPUS LATIN AMERIC
036-7528963-001	THOMAS H. COOPER & C
036-7530663-001	ASENTINEL, LLC
036-7547663-001	CREATIVE TREATMENT O
036-7551063-001	MEMPHIS ZOO, INC.
036-7554963-001	FELIZA BANEZ
036-7561963-001	STAR DYNAMICS CORPOR
036-7561963-002	STAR DYNAMICS CORPOR
036-7572963-001	LINC GOVERNMENT SERV
036-7574863-001	NEVADA CONTRACTORS R
036-7578063-001	EICHENBAUM & STYLIAN
036-7579163-001	SOUTHERN PAINT & SUP

036-7582674-001	ENZO ONE, INC.
036-7592170-001	TAYLOR TRANSPORT, IN
036-7595563-001	GARY'S MARINE SERVIC
036-7596063-001	EKJ ENTERPRISES, LP
036-7599963-001	SHABACH! MINISTRIES,
036-7605663-001	FIBER BROKERS INTERN
036-7611563-001	ATLANTIS HEALTH PLAN
036-7618463-001	CONTEMPORARY FAMILY
036-7623163-001	ADVANCED BORING SPEC
036-7626822-001	CARE INN PROPERTIES,
036-7628363-001	S. & P. SOLUTIONS, I
036-7637763-001	ODEVELOPER, INC.
036-7640961-001	WEBHOSTING.NET INC.
036-7641158-001	CARPENTER, HAZLEWOOD
036-7648863-001	BOSTON COMMON PRESS
036-7655763-001	DUREX INTERNATIONAL
036-7673063-001	LEE IMPORTED CARS, I
036-7673763-001	BAILEY'S CLEANERS &
036-7677563-001	MIDWEST HEATING COOL
036-7682163-001	ROBERT L. FIRTH, ESQ
036-7685663-001	KUHARSKI & LEVITZ, L
036-7688863-001	GJ SHERWOOD PARTNERS
036-7721964-001	ST. JAMES EPISCOPAL
036-7724764-001	LONGCREEK FAMILY PRA
036-7727364-001	MILES SUPPLY COMPANY
036-7729364-001	AIR SOLUTIONS, INC.
036-7744094-001	TEAMEFFORT, INC.
036-7749964-001	LEAP YEAR PSP, LLC
036-7763896-001	FIBER COMPOSITES, LL
036-7763896-002	FIBER COMPOSITES, LL
036-7764064-001	CHARLESTON ATLANTIC
036-7767164-001	BRIGHT MATTHEWS LAW
036-7770164-001	ANDERSON EXPRESS INC
036-7778064-001	A.G.S. SERVICES, INC
036-7785064-001	CROSBY TRUCKING LLC
036-7789764-001	QMC TELECOM, LLC.
036-7791062-001	MED JAMES, INC.
036-7793764-001	IVY ACRES, INC.
036-7795664-001	FURNESS & MIDDLEBROO

036-7797164-001	TRIPLE J WELL SERVIC
036-7797464-001	KREITZ, MORRIS & SON
036-7802162-002	APRECIA PHARMACEUTIC
036-7804064-001	HALLATON, INC.
036-7804464-001	CHAPMAN TRUCKING INC
036-7804464-002	CHAPMAN TRUCKING INC
036-7804864-001	WEB SOFTWARE, LLC
036-7819065-001	INTERSHELL INTERNATI
036-7821565-001	JOHN HOLMES PUBLISHI
036-7823665-001	AGAPE HOME HEALTH CA
036-7823765-001	K & H LAWN SERVICES,
036-7839265-001	CONSOLIDATED UTILITY
036-7839265-002	CONSOLIDATED UTILITY
036-7840965-001	CANMAR PRODUCTS, INC
036-7841765-001	DELTA TRUCKING, INC.
036-7843165-001	HEINS ENTERPRISES, L
036-7848465-001	SILVERBALL-ENCHANTED
036-7853665-001	MARILYN VEGA
036-7861565-001	WILSON BROTHERS HVAC
036-7865865-001	ROBERTS PRECUT VEGET
036-7868865-001	THE ROSHAN GROUP, IN
036-7872165-001	A & S ELECTRICAL SER
036-7872265-001	STEPHEN CROWE
036-7873265-001	CHARLESTON BONE & JO
036-7880065-001	CERUOLO, HAGSTROM &
036-7881765-001	BAYSHORE PHYSICIANS
036-7884865-001	MAPLE LEAF ASSOCIATE
036-7899265-001	BY DESIGN LANDSCAPES
036-7905565-001	CHO & CHOI, INC.
036-7908565-001	WILLIAMS & ROWE COMP
036-7922465-001	CUMBERLAND RIVER HOM
036-7923765-001	COLEMAN-SNOW CONSULT
036-7924765-001	CIRCLE LUBRICANTS, I
036-7926365-001	M.E.M. ENGINEERING,
036-7929165-001	QUIROZ TRUCKING, INC
036-7936665-001	AIR CONDITIONING EXP
036-7939965-001	LONG ELECTRIC AND AI
036-7946865-001	PENNINGTON TRUCKING,
036-7947665-001	WRENCH SCIENCE, INC.

036-7947865-001	C S DAVIDSON, INC.
036-7947865-002	C S DAVIDSON, INC.
036-7950965-001	THE GAFFNEY GROUP
036-7975975-001	SEAN FARRELL EXCAVAT
036-7976165-001	J & J CONCRETE CORP.
036-7982665-001	MASTER COOLING SERVI
036-7983065-001	AMERICAN ENGINEERS A
036-7983665-001	DELAWARE EXPRESS CO
036-7984265-001	GENEVA ROTH VENTURES
036-7984865-001	DEBRA DIFRANCESCO
036-7986965-001	M.R. FRANCESCHINI, I
036-7991065-001	FLANIGAN'S CLEANERS,
036-8003560-001	DARDEN CORPORATION
036-8003865-001	COROLLA CONTRACTING,
036-8005165-001	CAPITAL PHYSICIANS G
036-8021265-001	FRANK C MORRISON INC
036-8024665-001	SOURCE MEDICAL SOLUT
036-8024840-002	ERLINDA L. KOO, M.D.
036-8025056-001	PEDIATRIC GROUP OF M
036-8028222-001	PARK AV TRUE VALUE H
036-8028256-002	GENE'S RENTAL CENTER
036-8028312-001	KERIEL, INC.
036-8028399-004	CHATFIELD POWER EQUI
036-8028833-002	JAMES PERSE ENTERPRI
036-8028833-003	JAMES PERSE ENTERPRI
036-8028833-004	JAMES PERSE ENTERPRI
036-8028889-002	AMBLING COMPANIES IN
036-8028923-199	AVERY RENTS, INC.
036-8029269-001	JAX PIZZA, LLC
036-8029685-002	BRIAN BLADES
036-8030139-004	BUCK HARDWARE AND GA
036-8030495-003	REB OF FLORIDA, INC.
036-8030495-004	REB OF FLORIDA, INC.
036-8030765-001	SOUTHSIDE PIZZA, INC
036-8030898-001	TOOTIE'S TANNING L.L
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036-8034734-002	A-1 RADIATOR & AUTO

036-8036765-001	NOREL SERVICE CO., I
036-8036877-004	FINANCIAL ADVISERS O
036-8037606-002	LAMBERSON, INC.
036-8037631-002	ADIRONDACK TOOL CO.,
036-8039225-002	RAHIMI PIZZA INC
036-8039613-004	GAWFCO ENTERPRISES,
036-8039715-001	TROY D. STEELE
036-8040408-001	441 RENTALS, INC.
036-8040441-001	SALON TRIBECA, INC.
036-8040445-002	BALCOM BROTHERS, INC
036-8040503-001	PCK ENTERPRISES, INC
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036-8040606-001	CARLA OWENS
036-8040652-001	LARRY BODILY
036-8041258-001	LEE COUNTY PETROLEUM
036-8041691-003	PLYMOUTH HARDWARE
036-8042151-001	BIG RED PIZZA INC.
036-8042178-001	JOHN D PHILLIPS
036-8042360-001	ALVERBEN ENTERPRISES
036-8043829-001	MAKO INDUSTRIES, LTD
036-8044957-001	ELIZABETHTOWN OVERHE
036-8046390-001	ANDERSON GROUP, LLC
036-8046755-001	TAN APPEAL, L.L.C.
036-8047265-001	GAME TIME SALES LLC
036-8047618-001	EFFIGY SALON INC.
036-8048700-001	PEAK PETROLEUM TESTI
036-8050371-001	IN HIS SERVICE PRODU
036-8050382-001	TOM JONES DISCOUNT D
036-8050695-001	MAVERICK MEDIA LLC
036-8051215-001	THOMPSON'S MAILING S
036-8051430-001	NGNS GREWAL LLC
036-8051665-001	ROSELAND, INC.
036-8053045-001	AMERICAN FAMILY ORTH
036-8053048-001	AMERICAN FAMILY ORTH
036-8053638-001	SONRISE WINDOW CLEAN
036-8054881-001	NORTH HAVEN ACADEMY
036-8056473-001	DANA M. BUSCH, D.O.,
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036-8057122-001	GILSON AUTO BODY REN

036-8057271-001	ACTFOREX, INC.
036-8057399-001	LAKEHEAD OIL COMPANY
036-8057698-001	LECTRIC BEACH TANNIN
036-8058201-001	SPITFIRE IMAGING, IN
036-8059036-001	AC SANITATION, INC.
036-8059335-001	EUROBRONZ, INC.
036-8059577-001	RONALD A. HAW
036-8059908-001	LEBOUITZ, STANTON S.
036-8059986-001	BLOCK PARTY RENTALS,
036-8060142-001	TODAY'S TANNING, INC
036-8060405-001	SHINN SPRING WATER C
036-8060693-001	ADAM S. CRAWFORD
036-8061012-001	SUNCATCHERS TAN, LLC
036-8061157-005	TOM JONES DISCOUNT D
036-8061502-001	DISCOUNT CAR WASH, I
036-8063309-001	WATER VIEW RESTAURAN
036-8063620-001	AARON S. GROSS
036-8065094-001	ON TIME EMBROIDERY I
036-8065779-001	HOGUE ENTERPRISES, I
036-8065890-001	RSM ENTERPRISES, INC
036-8066700-001	RQ CONSTRUCTION, INC
036-8066701-001	RQ CONSTRUCTION, INC
036-8069565-001	SWIMMING POOL SERVIC
036-8070001-001	WHITETAIL NURSERIES,
036-8071096-001	STATEN ISLAND CARE C
036-8072582-002	OVEREASY, INC.
036-8072583-001	OVEREASY, INC.
036-8072865-001	STATE LINE PROPANE,
036-8073019-001	PLS FITNESS, INC.
036-8073195-001	OVEREASY, INC. DBA C
036-8073830-001	MAC EQUIPMENT, LLC
036-8074356-001	SHINN SPRING WATER C
036-8074622-001	CAROLYN A. ZIEGENHOR
036-8075524-001	WELCH & ASSOCIATES,
036-8075839-001	THE RADIANCE GROUP,
036-8075965-001	JARU ENTERPRISES, IN
036-8075965-002	JARU ENTERPRISES, IN
036-8075965-003	JARU ENTERPRISES, IN
036-8076578-001	TEES AND MORE, LLC

036-8076733-001	OVEREASY, INC. DBA C
036-8076813-001	LIES TRASH SERVICE,
036-8076818-001	ROB'S TRASH COMPANY,
036-8076880-001	CLUB MATRIX, LLC
036-8077697-002	SCULPTURE, INC.
036-8077803-001	PLANET 21 INC
036-8078439-001	JACQUE LEONARD
036-8078465-001	PARK PLACE ENGRAVING
036-8079101-001	G.S. GILL, M.D., P.C
036-8081865-001	CONSOLIDATED TREATME
036-8082092-001	SCHWARTZ/SILVER ARCH
036-8083177-001	CALIFORNIA AUDIO VID
036-8084496-001	BUFFALO WHEELCHAIR,
036-8084557-001	SPECIALTY FLOORING S
036-8085565-001	WILLIAM Y. CHRISTIE,
036-8085816-001	KELSON PHYSICIAN PAR
036-8085910-001	QX NETWORKING & DESI
036-8086050-001	SALON NORDINE & DAY
036-8086124-001	ARAMATIC REFRESHMENT
036-8086377-001	SOUTHSIDE UNITED HOU
036-8088727-001	TINA PEARSON SALON,
036-8089303-001	DAVID L. PALAGYI
036-8089565-001	WATTS ELLISON LLC
036-8093365-001	MERRIFIELD VENDING,
036-8095365-001	SAN BERNARDINO CONVA
036-8104265-001	METRO BUSINESS SYSTE
036-8106065-001	AZIZ CHEVRON, INC.
036-8108765-001	PRO TECH AUTOMATIC L
036-8114454-001	BOARD OF EDUCATION M
036-8122565-001	HERMAN BROTHERS, LAN
036-8125265-001	WESTERFIELD TOWNHOUS
036-8128313-001	PTR OF COLORADO SPRI
036-8128335-001	PARTY TIME RENTAL, I
036-8144865-001	NORTH AMERICAN MARKE
036-8145665-001	PINTO'S PLUMBING & H
036-8150965-001	MOROSO MOTORSPORTS P
036-8151165-001	JANETS SWEEPING AND
036-8154260-001	BUSINESS INTERIORS F
036-8164465-001	THE TRINIDAD ABSTRAC

036-8174665-001	SCOTT TRANSPORTATION
036-8188065-001	SANDWICH COMMUNITY S
036-8188265-001	COMMERCIAL SEATING P
036-8192965-001	MAYER TREE SERVICE,
036-8193165-001	SOUTH ORANGE-MAPLE W
036-8195265-001	MICHAEL DROGIN
036-8195865-001	DAWILMAR FRANCO
036-8195865-002	DAWILMAR FRANCO
036-8204765-001	CAPITOL SECURITY POL
036-8210865-001	RMD HOLDINGS, INC.
036-8223465-001	OXFORD FAMILY PRACTI
036-8227965-001	AG RESEARCH ASSOCIAT
036-8228865-001	CONTINENTAL BIOMASS
036-8248465-001	LABRADOR II, INC.
036-8250165-001	XLHEALTH, INC.
036-8250661-001	DASSAULT AIRCRAFT SE
036-8256665-001	MARCHIO FENCE CO.
036-8259865-001	CERTICELL, LLC
036-8262265-001	JPA INC
036-8271165-001	THE ANNIE E. CASEY F
036-8271165-002	THE ANNIE E. CASEY F
036-8277965-001	SELDIN COMPANY
036-8279257-001	OZARKS FAMILY YMCA I
036-8279265-001	KEVIN RUSSELL & ASSO
036-8283765-001	RAPATTONI CORPORATIO
036-8286265-001	GENERAL & VASCULAR S
036-8302766-001	BEVERLY RACQUET AND
036-8302966-001	ESSENTIAL HOME CARE,
036-8306166-001	MARLBORO BLUEPRINT,
036-8309966-001	MARQUETTE TRANSPORTA
036-8313666-001	ENGINEERING CONTRACT
036-8316266-001	ADR ENTERPRISES, INC
036-8318166-001	RAW SEA FOODS, INC.
036-8336765-001	CAPITAL PHYSICIANS G
036-8340866-001	COMMERCE PARK IV & V
036-8341766-001	ROBERT WAGNER PLUMBI
036-8354666-001	IMPERIA BROS., INC.
036-8356466-001	LABRIE PROPERTY MAIN
036-8360970-001	ANIMAL JUNGLE, INC.

036-8361466-001	STOFFEL EQUIPMENT CO
036-8385666-001	HUGHES FLOORING, INC
036-8386466-001	MITEL TECHNOLOGIES,
036-8401166-001	KIRSH LEGAL SERVICES
036-8403466-001	TORM USA LLC
036-8407866-001	MASTER PURVEYORS, IN
036-8417266-001	ST AMBROSE R C CHURC
036-8426866-001	COSMIC CUSTOM SCREEN
036-8435866-001	FIRST CHURCH OF THE
036-8456066-001	MIKE'S PASTRY, INC
036-8456266-001	R. MICHAEL HESTON, O
036-8458225-001	B.E. PETERSON, INC.
036-8463466-001	ANTHONY P. TROIANI,
036-8476062-001	NATIONAL FLOORING IN
036-8479466-001	D.N. VANLINES, INC.
036-8492866-001	BAXTER CREDIT UNION
036-8498566-001	MOHAWK SERVICES INC
036-8506066-001	SAINT JAMES'S EPISCO
036-8506766-001	NUCENTURY TEXTILE SE
036-8507066-001	THE BRIGGS COMPANY
036-8508066-001	PULMONARY ASSOCIATES
036-8511866-001	HANNOUSH JEWELERS, I
036-8512966-001	JOYCE LANDSCAPING, I
036-8528666-001	HOBOKEN FAMILY PLANN
036-8530566-001	KING, ELIZABETH
036-8538466-001	MEADVILLE AREA AMBUL
036-8542747-001	NORTHEAST TRANSPORT,
036-8559566-001	G.P. LOGISTICS, INC.
036-8577766-001	O'LEARY PAINT COMPAN
036-8590580-001	BAY HARBOR MRI, INC.
036-8596566-001	LAPENSEE PLUMBING, I
036-8601166-001	CRISTOBAL R. ROSARIO
036-8608066-001	C-4 ENTERPRISES, LLC
036-8613866-001	ASSOULINE & BERLOWE,
036-8622266-001	KANDOR MANUFACTURING
036-8624366-001	TEIKYO LORETTO HEIGH
036-8628266-001	SURFACE SOLUTIONS, L
036-8633966-001	ROGERS SIGN CO., INC
036-8637866-001	RAPP PETROLEUM CORPO

036-8638953-001	R J R POLYMERS, INC.
036-8642866-001	Whiteville Medical A
036-8647666-001	DAVID CLARK
036-8650266-001	FUN FOODS DISTRIBUTI
036-8655766-001	SANACT, INC.
036-8656666-001	FAMILY HEALTH ASSOCI
036-8663066-001	OLSHINS PHARMACY INC
036-8683866-001	CHRISTY GRAVES, M.D.
036-8704147-001	KANAWHA SCALES & SYS
036-8704147-002	KANAWHA SCALES & SYS
036-8704147-003	KANAWHA SCALES & SYS
036-8704147-004	KANAWHA SCALES & SYS
036-8704147-005	KANAWHA SCALES & SYS
036-8704147-006	KANAWHA SCALES & SYS
036-8704147-007	KANAWHA SCALES & SYS
036-8704147-008	KANAWHA SCALES & SYS
036-8710241-001	AMBULATORY CARE SOLU
036-8710765-001	01.COM, INC.
036-8754260-001	TREE TECH, INC.
036-8789666-001	DENSEL COMPANY
036-8794066-001	P.R. HOFFMAN. INC.
036-8820266-001	SLJ DESSERTS, LLC
036-8863966-001	ETI CAREER INSTITUTE
036-8867266-001	COVA CONCRETE CORP.
036-8885366-001	AROSE, INC.
036-8908466-002	JAM SEWER CLEANING S
036-8918166-001	J.P. PEST SERVICES,
036-8931266-001	SHYAM BHASKAR M.D.,
036-8951466-001	DALASH, L.L.C.
036-8979766-001	CAMDEN HEART CARE, L
036-8993966-001	SUMMER D MERTENS
036-9017366-001	KOHLER WASTE SERVICE
036-9019566-001	DESBUILD INCORPORATE
036-9019573-002	ENGEL FARMS, INC.
036-9033966-001	THE MULTIPRACTICE CL
036-9066666-001	CREATIVE ENGINEERING
036-9066720-001	ROYAL RENTS, INC.
036-9069466-001	FSE LLC
036-9076166-001	JOHN DUFFY FUEL CO.

036-9083947-001	NORTHWEST HEALTH SYS
036-9084567-001	NORTHWESTERN MEDICAL
036-9093967-001	CALUMET CITY PLUMBIN
036-9110267-001	VALLEY TAXI, INC.
036-9114567-001	I M I PUBLISHING, IN
036-9140667-001	NATURE'S LANDSCAPE S
036-9147667-001	CATALINA ROSCA SIPOT
036-9156867-001	MARK P. GOLD, M.D.,
036-9211167-001	HAZEN CONSTRUCTION,
036-9244967-001	R.J.S. TOWING SERVIC
036-9257967-001	NOYES AIR CONDITIONI
036-9272567-001	METRO TEST AND BALAN
036-9278767-001	MID-AMERICA UNDERGRO
036-9283397-002	GAF LEGAL SERVICES,
036-9294935-001	GEORGE E CASTRO
036-9301767-001	SMITH MICRO TECHNOLO
036-9313467-001	NORBERTO I. TORRES-O
036-9325167-001	ACCEL AIR SYSTEMS, I
036-9326067-001	JAMES RIVER EQUIPMEN
036-9339467-001	VARADERO MEDICAL CEN
036-9365067-001	BLANKENSHIP DEVELOPM
036-9388367-001	DUKE'S ROOT CONTROL,
036-9422767-001	STOVER GRAPHICS, LLC
036-9442167-001	TYGA-BOX SYSTEMS, IN
036-9656567-001	TURBO AUTO BODY, INC
036-9703867-001	BARRY CAPITAL, INC.
036-9716741-006	PRIME CARE TECHNOLOG
036-9724538-001	WOORI AMERICA BANK
036-9813580-001	CES PIZZA, INC.
036-9820667-001	FLEETGO INC.
036-9820866-001	SENIOR CARE GROUP, I
036-9841967-001	ATWELLS GROUP, INC.
036-9859667-001	BLAIR'S HARDWARE, IN
036-9860367-001	EASTSIDE PHARMACY, I
036-9889280-001	HR & SS, INC.
036-9925668-001	ALBUQUERQUE CONCRETE
036-9947136-001	DECIMAL, INC.
036-9979862-001	STARTOUCH, INC.
052-0000018-000	THORNE MANAGEMENT IN

052-0003560-001	ROSELAND COMMUNITY H
052-0006732-001	BOWEN,MICLETTE & BRI
052-0012740-003	TISHCON CORP.
052-0017434-001	BEECHER CARLSON HOLD
052-0026927-001	GOLF DIAGNOSTIC IMAG
052-0026927-002	GOLF DIAGNOSTIC IMAG
052-0032483-001	MM&M MFG., L.P.
052-0033358-001	AXIS CAPITAL, INC.
052-0033358-002	AXIS CAPITAL, INC.
052-0039184-901	COLOR RESOURCE CENTE
052-0044179-001	SOUTHWEST DIRECT INC
052-0102891-001	MARK D. WHEELER D.M.
052-0156411-003	CROCKETT COUNTY NURS
052-0182351-002	METRO FIRE AND SAFET
052-0253497-901	MARION SANITATION SE
052-0544896-002	WHITE BUFFALO, LLC
052-0551127-001	STOERMER - ANDERSON,
052-0581945-005	CRESCENT PARTS & EQU
052-0581945-006	CRESCENT PARTS & EQU
052-0582221-002	MED3000, INC.
052-0583228-001	STUART CARDIOLOGY GR
052-0599763-001	R&M MATERIALS HANDLI
052-0601979-001	ARTIS, HARE & COMPAN
052-0610655-002	AMERICAN CONTRACTORS
052-0610655-003	AMERICAN CONTRACTORS
052-0610655-004	AMERICAN CONTRACTORS
052-0610655-005	AMERICAN CONTRACTORS
052-0615324-002	BULLZEYE PUMPING LTD
052-0616064-001	SIERRA PACIFIC DISTR
052-0625898-901	WAYNE ROBBINS
052-0626234-901	SSS DESIGNS LLC
052-0626419-003	LEVEL 3 AUDIO VISUAL
052-0626489-901	NATURAL COPACK INC
052-0630300-003	COLLEGIATE PEAKS BAN
052-0630300-004	COLLEGIATE PEAKS BAN
052-0630480-002	GKN AEROSPACE NORTH
052-0630567-002	SPEC'S FAMILY PARTNE
052-0630637-002	TECON REALTY, INC.
052-0630672-004	VIRGINIA PREMIER HEA

052-0631131-002	KARLSBERGER COMPANIE
052-0631905-001	RTI COMMUNITY MANAGE
052-0656402-001	LATINO ECONOMIC DEVE
052-0657468-001	UNIVERSAL ENGINEERIN
052-0657468-002	UNIVERSAL ENGINEERIN
052-0657468-003	UNIVERSAL ENGINEERIN
052-0657468-004	UNIVERSAL ENGINEERIN
052-0657468-006	UNIVERSAL ENGINEERIN
052-0658666-002	HARDING SECURITY ASS
052-0658691-002	ROYSTON, RAYZOR, VIC
052-0658712-002	WILSON COMPANY
052-0658712-003	WILSON COMPANY
052-0658712-004	WILSON COMPANY
052-0658712-005	WILSON COMPANY
052-0658712-006	WILSON COMPANY
052-0664986-001	BEEBE'S AUTO BODY, I
052-0665057-001	RESULTS ASSOCIATES,
052-0665070-001	SHARON RIA PRIA, INC
052-0665206-001	NEW WASTE CONCEPTS,
052-0665281-001	WAYNE'S AUTO BODY SH
052-0670279-001	CAMBER CORPORATION
052-0670281-001	MED3000, INC.
052-0670281-002	MED3000, INC.
052-0670281-003	MED3000, INC.
052-0670281-004	MED3000, INC.
052-0670283-001	MORELAND PROPERTIES,
052-0670283-002	MORELAND PROPERTIES,
052-0670284-001	SANTA CLARA CHAMBER
052-0670285-001	FROMM SMITH & GADOW
052-0670286-001	ALAR STAFFING CORPOR
052-0670287-001	CLASSIC DESIGN SERVI
052-0670288-001	CENTRAL CHRISTIAN CH
052-0670290-001	CIVES CORPORATION
052-0670291-001	WESTERN STATE DESIGN
052-0670292-001	THE LOGAN CLAY PRODU
052-0670293-001	HUMMERT INTERNATIONA
052-0670293-002	HUMMERT INTERNATIONA
052-0670293-003	HUMMERT INTERNATIONA
052-0670293-004	HUMMERT INTERNATIONA

052-0670294-001	ORBA FINANCIAL SERVI
052-0670295-001	ALBERT LEE, INC.
052-0670295-002	ALBERT LEE, INC.
052-0670296-002	TAGUE LUMBER INC
052-0670296-003	TAGUE LUMBER INC
052-0670296-004	TAGUE LUMBER INC
052-0670297-001	CASCADE CENTERS INC
052-0670300-001	LINDEN ASSOCIATED AU
052-0670301-001	WALCO INTERNATIONAL,
052-0670301-002	WALCO INTERNATIONAL,
052-0670302-001	PENSKE CORPORATION
052-0670303-001	BROWN MOSKOWITZ & KA
052-0670304-001	RESIDENCES AT FRANKL
052-0670305-001	CHURCH OF THE BEATIT
052-0670306-001	SEXTON CONSTRUCTION
052-0670307-001	BUNZL USA HOLDINGS C
052-0670308-001	LARON, INCORPORATED
052-0670310-001	HAWS, THEOBALD & AUM
052-0670311-001	BUNZL USA HOLDINGS C
052-0670312-001	ACI PLASTICS, INC.
052-0670312-002	ACI PLASTICS, INC.
052-0670312-003	ACI PLASTICS, INC.
052-0670313-001	SC DESIGN, INC.
052-0670314-001	BONNEVILLE ENVIRONME
052-0670316-001	SOUTHEAST, INC.
052-0670316-002	SOUTHEAST, INC.
052-0670316-003	SOUTHEAST, INC.
052-0670316-004	SOUTHEAST, INC.
052-0670318-001	MCDOWELL, DILLON AND
052-0670319-001	NOVA ENGINEERING AND
052-0670319-002	NOVA ENGINEERING AND
052-0670319-003	NOVA ENGINEERING AND
052-0670319-004	NOVA ENGINEERING AND
052-0670319-005	NOVA ENGINEERING AND
052-0670319-006	NOVA ENGINEERING AND
052-0670319-007	NOVA ENGINEERING AND
052-0670320-001	AMERICAN BICYCLE ASS
052-0670321-001	CLEANING IDEAS CORP
052-0670322-001	SPARKLE MIND, INC.

052-0670323-001	GOETTSCH INTERNATION
052-0670324-001	DAVIS-PAIGE MANAGEME
052-0670325-001	HYDRAULIC INSTITUTE,
052-0670326-001	SABIA, INCORPORATED
052-0670327-001	REDTAIL TECHNOLOGY,
052-0670329-001	MOORE ERECTION, L.P.
052-0670330-001	ABC CUTTING CONTRACT
052-0670331-001	TAGUE LUMBER, INC.
052-0670332-001	ATCHISON TRANSPORTAT
052-0670333-001	RHEM, L.L.C.
052-0670334-001	LOPEZ & KELLY, P.A.
052-0670335-001	CRH TRANSPORTATION,
052-0670336-001	THE CHURCH OF CHRIST
052-0670337-001	AMERICAN CAREER COLL
052-0670338-001	SIERRA CONTROL SYSTE
052-0670339-001	RICHMOND COLISEUM JO
052-0670340-001	SANDLER AND ROSEN, L
052-0670341-001	DOROTHY J POUNDERS
052-0670342-001	SOLAR DEPOT, LLC
052-0670342-002	SOLAR DEPOT, LLC
052-0670344-001	MALLARD CREEK POLYME
052-0670346-001	WILCOHESS, LLC
052-0670348-001	NASHVILLE HILLSIDE I
052-0670349-001	VILLAGE INTERNAL MED
052-0670350-002	FAMILY HEALTH CENTER
052-0670351-001	WOMEN'S CARE OF THE
052-0670352-001	AMERICAN RED CROSS G
052-0670352-002	AMERICAN RED CROSS G
052-0670353-001	FUJITEC AMERICA, INC
052-0670354-001	KONECRANES, INC.
052-0670354-002	KONECRANES, INC.
052-0670356-001	P.E. MILLER & ASSOCI
052-0670357-001	A & P FLOOR CO.
052-0670358-001	INGERSOLL & ASSOCIAT
052-0670359-001	UNIVERSITY PLACE PRE
052-0670360-001	SENIOR BRIDGE FAMILY
052-0670361-001	ARC INSULATION, INC.
052-0670362-001	SEGAL, MCCAMBRIDGE,
052-0670363-001	SILVER SPRINGS CITRU

052-0670364-001	COLERAIN TOWNSHIP
052-0670365-001	THE OLEN CORPORATION
052-0670366-001	NORTHWEST MICHIGAN C
052-0670367-001	GREYSTAR CORPORATION
052-0670369-001	HOOVER SLOVACEK, L.L
052-0670370-001	MCKINNEY & NAMEI CO.
052-0670371-001	ORTHOPEDIC ASSOCIATE
052-0670371-002	ORTHOPEDIC ASSOCIATE
052-0670373-001	BOTTOM LINE SYSTEMS
052-0670374-001	NATIONAL DANCE INSTI
052-0670375-001	WESTERN WELL TOOL, I
052-0670376-001	GEORGIA NUT COMPANY
052-0670377-001	KENALL MANUFACTURING
052-0670377-002	KENALL MANUFACTURING
052-0670378-001	IMMIX GROUP, INC.
052-0670379-001	MACQUARIE AVIATION N
052-0670380-001	LEADERS IN TRAVEL LT
052-0670381-001	NOOTER CORPORATION
052-0670382-001	LUND, INC.
052-0670383-001	MT VERNON INTERNAL M
052-0670384-001	RINA ACCOUNTANCY COR
052-0670384-002	RINA ACCOUNTANCY COR
052-0670385-001	BURROWS CONCRETE, LL
052-0670386-001	FORUM COMMUNICATION
052-0670387-001	MAZANEC,RASKIN & RYD
052-0670387-002	MAZANEC,RASKIN & RYD
052-0670388-001	DAVIS HAMILTON JACKS
052-0670389-001	RETIREMENT PLANNING
052-0670390-001	VORNADO REALTY TRUST
052-0670391-001	ASSOCIATES IN ORAL &
052-0670392-001	CITY OF BALDWIN CITY
052-0670393-001	THE RICHWOOD BANKING
052-0670393-002	THE RICHWOOD BANKING
052-0670393-003	THE RICHWOOD BANKING
052-0670393-004	THE RICHWOOD BANKING
052-0670393-005	THE RICHWOOD BANKING
052-0670394-001	SOUTHWEST REINSURE,I
052-0670395-001	ALVIN TREE FARM INC
052-0670396-001	PROVIDENCE HEALTH PA

052-0670397-001	GORDON & SILVER LTD
052-0670398-001	PROFESSIONAL PERFORM
052-0670400-001	INTEGRATED DNA TECHN
052-0670401-001	WHITING PETROLEUM CO
052-0670403-001	KIAWAH ISLAND INN CO
052-0670404-001	THE EXCHANGE NATIONA
052-0670405-001	FIRST NATIONAL BANK
052-0670405-002	FIRST NATIONAL BANK
052-0670406-001	PCS ADMINISTRATION (
052-0670407-001	CPS/ARIZONA BROKERAG
052-0670408-001	CHILD ACTION, INC.
052-0670409-001	METROPOLITAN GROUP,
052-0670410-002	THORNTON TOMASETTI,
052-0670410-003	THORNTON TOMASETTI,
052-0670411-001	LINWORTH FAMILY DENT
052-0670412-001	MICHAEL EHRENFELD CO
052-0670413-001	DONALD J METRY JR, M
052-0670414-001	FLORIDA CARDIOLOGY,
052-0670416-001	WOMEN PARTNERS IN OB
052-0670417-001	AMERICAN RENTAL MANA
052-0670418-001	STOERMER - ANDERSON,
052-0670420-001	BERKOWITZ DICK POLLA
052-0670422-001	GRAND RAPIDS LABEL C
052-0670423-001	SANTOS, POSTAL & COM
052-0670424-001	TEMPLE BETH ZION-BET
052-0670425-001	RELIANT REHAB SERVIC
052-0670426-001	ADVOCARE, LLC
052-0670427-001	E.J. KRAUSE & ASSOCI
052-0670428-001	THE GEORGIA CONSERVA
052-0670429-001	INTER-FAB, INC.
052-0670430-001	J.T. THORPE & SON, I
052-0670431-001	VORNADO REALTY TRUST
052-0670432-001	ALLIANCE INDUSTRIES,
052-0670433-001	CLEARPATH NETWORKS,
052-0670434-001	BARAJAS & ASSOCIATES
052-0670435-001	COLLINS COCKREL & CO
052-0670436-001	MARKETING PLUS LLC
052-0670437-001	ND REAL ESTATE SERVI
052-0670438-001	BLUERIDGE FILMS, INC

052-0670439-001	DISTRIBAIRE, INC.
052-1000585-002	MUTARE, INC.
052-1000958-001	BDS MANAGEMENT GROUP
052-1001261-004	IOWA ORTHOPEDIC CENT
052-1001506-001	ALL STEEL BUILDINGS
052-1001556-001	DEL-CON TRUCKING COM
052-1002176-001	PC CRANE SERVICE LIM
052-1002215-001	G. LOPES CONSTRUCTIO
052-1002231-001	TOM HASSEL TRANSPORT
052-1004000-002	NORTH ATLANTIC INTER
052-1006537-001	SOLO EYE CARE & EYEW
052-1007496-001	INTERFACE SECURITY S
052-1007696-001	OREGON IMAGE DESIGN,
052-1008471-002	ANDERSON MANAGEMENT
052-1008756-001	SPECIALIZED PARTS PL
052-1011429-001	WYNDHAM HOTEL GROUP
052-1011455-002	BELL WINDOW CLEANING
052-1012280-001	PACKAGED AIR-CONDITI
052-1012336-001	GROFF'S HEATING AIR
052-1013760-002	PROGRESSIVE MERCHANT
052-1013769-002	Apple Ophthalmic, PA
052-1014226-005	BIRPATCH, L.L.C.
052-1014953-009	O'BRIEN ENERGY RESOU
052-1015316-004	CENTURY CORNER STORE
052-1015506-001	A.G. TECHNOLOGIES, I
052-1016009-001	ARGIX DIRECT INC.
052-1016216-001	ADELMA BEACH GENERAL
052-1016309-002	SKIN REJUVENATION AN
052-1017675-002	FAIR GARDENS MODERN
052-1018359-002	PM BEEF HOLDINGS, LL
052-1018406-001	22 DENTAL P.C/
052-1018581-003	D&K ENGINEERING INC
052-1019038-002	BRIAN NICHOLS
052-1019268-001	PACIFIC COAST HOME &
052-1019438-002	IRVING NEWMAN INSURA
052-1019981-001	VINCENT LIM DDS AND
052-1020454-002	PETE B. HIGGINS DDS
052-1020575-002	IRA HIGDON GROCERY C
052-1020944-001	DR ELYSE MORCEAU

052-1021376-001	GREATER TRAVELERS RE
052-1021481-002	LAYNE W. & BETH A. K
052-1021601-003	T.E. CLARKE MOTORS,
052-1022656-001	HOLLY QUACH
052-1023307-001	JON J. MCKINNEY, DDS
052-1023715-001	SALSARITA'S FRESH CA
052-1023840-001	PETILLO INCORPORATED
052-1023956-001	EYE WAS FRAMED OPTIC
052-1023956-002	EYE WAS FRAMED OPTIC
052-1024196-001	LUCY MIMOSA CORPORAT
052-1025032-001	COLLINS MECHANICAL S
052-1025058-007	CHICANOS POR LA CAUS
052-1025449-005	APPALACHIAN WOODCRAF
052-1026034-020	COUNTY OF MONTEREY
052-1026255-002	IMEDIA.IT, INCORPORA
052-1027008-001	GENERAL YELLOW PAGES
052-1027320-001	CROSSROADS ORTHOPEDI
052-1027994-005	WALTHER LUTHERAN HIG
052-1028189-001	BRANDON F JOHNSON DD
052-1028283-011	VITAL WELLNESS HOME
052-1028558-001	ELEANOR S. TUCKER D.
052-1028558-002	ELEANOR S. TUCKER D.
052-1028666-005	FIRST BAPTIST CHURCH
052-1028977-001	GREEN TURTLE BAY INC
052-1029076-001	CHHENG T. CHHOR & SE
052-1029364-001	OCEAN RADIATION ONCO
052-1029397-001	DOWN TO EARTH PET HO
052-1029633-001	MONTE CLAY WAINWRIGH
052-1029639-001	ATLANTA EYE CARE
052-1029648-002	LOTUS MANAGEMENT HOL
052-1029648-004	SON V NGUYEN, DDS
052-1029857-901	CANDIDO MIXCOJUA AN
052-1030106-003	MJ BROTHERS, A CALIF
052-1030144-001	LUKE W. DENTON DDS &
052-1030209-003	ANGELIE V. ZAMORA, D
052-1030232-006	MICHAEL & KIMBERLY B
052-1030316-001	PARK AVENUE DERMATOL
052-1030461-001	YO-HOON JOHN KANG D.
052-1030533-002	AMMERMAN LOGGING INC

052-1030767-001	KENNETH S. PALM DDS
052-1030791-001	YAN TROKEL MD,PC
052-1031269-001	BELILL EYECARE PLC
052-1031444-001	MADISON EYE CARE LLC
052-1032101-001	S. GROW & SON LOGGIN
052-1032179-002	ALAN D STANTON D D S
052-1032217-001	PULMOCAIR RESPIRATOR
052-1032234-001	MODERN DAY DENTAL LL
052-1032321-001	MICHAEL O BAIRD DDS
052-1032418-003	MTD MARKETING INC
052-1032435-001	THE DENTAL AND DENTU
052-1032594-001	ALPANA S. KALUSKAR,
052-1032595-001	JUDEMAR S DIMAPILIS
052-1032874-001	JEFFREY H. DECLAIRE
052-1033065-001	ALEDO DENTAL ASSOCIA
052-1033195-001	OFFICE INFORMATION S
052-1033316-001	PETCARE ANIMAL HOSPI
052-1033439-001	YONG CHOL SONG DDS
052-1033542-001	ALLSTATE SALVAGE, IN
052-1033617-001	ALL AROUND DENTAL CA
052-1033810-001	SHORTLINE DENTAL PLL
052-1034126-001	TRIANGLE EYE INSTITU
052-1034464-002	URBANA CITY SPA & TE
052-1034470-001	MELISSA V ROZAS DDS
052-1034484-001	NIRUYI S PC
052-1034604-001	NORTH SHORE HEMATOLO
052-1034910-003	VALLEY AG PRODUCTS,
052-1035094-001	BLAKE J. THOMPSON, D
052-1035172-001	COPPER RIDGE DENTAL
052-1035492-001	LONDON TRADERS INC.
052-1035599-001	CONNELL COLEMAN AND
052-1035626-001	AMERICAN SECURITY &
052-1035711-001	PKAD INC
052-1035769-005	STAGG RESOURCE CONSU
052-1035769-007	STAGG RESOURCE CONSU
052-1035814-001	DAVID J SORENSEN DMD
052-1036608-001	DINAH M. VITUG, DDS,
052-1036658-001	TIDEWATER DENTAL CEN
052-1036756-001	WEST TENNESSEE EYE C

052-1036788-001	WHITE COFFEE CORP
052-1037211-001	WEAVER'S AUTOMOTIVE
052-1037321-001	AZIEBONG ATANG, DDS,
052-1037362-002	MATRIX ADVISORS LLC
052-1037522-001	DR. KEVIN FOUNTAIN O
052-1037666-001	DES MOINES RETINA AS
052-1037861-001	STEPHEN R DANIEL, DD
052-1037983-001	JOHN BRLETIC, D.D.S.
052-1037996-001	VISTA IMAGING, LLC
052-1038080-001	KEITH BREWSTER DDS
052-1038123-301	David L. Baker, D.D.
052-1038567-001	DR. PHILIPPE DEBOSSU
052-1038629-001	PENNINSULA MOBILE VE
052-1038793-001	THEODORE A. GRUBER
052-1038842-001	EFIM RUBINSTEIN AND
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052-1038980-001	ANEX WAREHOUSE AND D
052-1039032-005	RELIANCE FARMS, INC.
052-1039052-001	JUAN CARLOS LOZA DDS
052-1039068-002	LEICESTER GOLF MANAG
052-1039069-001	JOSEPH C. NACION, M.
052-1039073-001	ADVANCED PAIN CENTER
052-1039092-001	ROCKY MOUNTAIN TRUSS
052-1039118-001	DANIEL O. CARSON, DD
052-1039382-001	DEE & HATTIE SPECIAL
052-1039756-001	ANCHOR GOVERNMENT AS
052-1040104-004	ALLSTAR OXYGEN SERVI
052-1040199-001	LEGACY DENTAL ASSOCI
052-1040232-001	MEHRI SAFARI DDS, A
052-1040412-002	TODD BLAIR ENGLEL DD
052-1040503-001	MIRZA M. ASHRAF M.D.
052-1040586-001	ERIC D KYRK DDS PC
052-1040590-001	JOSEPH E. BAGGETT JR
052-1040977-001	EPARTNERS INCORPORAT
052-1041496-001	WOMEN'S SPECIALTY SU
052-1041703-001	XXALER INC
052-1041809-001	AMERICAN RETAIL SERV
052-1041853-001	DYNACO INC
052-1041985-001	DUKE MEDICAL CLINIC

052-1042875-002	MICHAEL D APPENZELLE
052-1043021-002	JENSEN'S PLUMBING &
052-1043482-002	SIGNAL SERVICES INDU
052-1043967-002	S. ROTONDI & SONS IN
052-1043967-003	S. ROTONDI & SONS IN
052-1044277-002	PARKSIDE RECYCLING I
052-1044943-001	OSP INC
052-1046389-002	WILLKOMM EXCAVATING
052-1046451-010	FILTERFRESH COFFEE S
052-1047126-001	GAETA INTERIOR DEMOL
052-1047276-002	THE GOOD SHEPHERD SE
052-1047373-001	RPD PLAZA GARAGE LLC
052-1047377-001	HUY LE CORPORATION
052-1047490-006	GREEN OCEAN SHIPPING
052-1048149-001	POPKIN RESTAURANT CO
052-1048248-001	RIBEIRO TRUCKING LLC
052-1048341-001	J'S/N DELI CORP.
052-1048401-001	ART CD, INC
052-1049232-003	CERTIFIED AUTO REPAI
052-1050026-001	MOSS CREEK ENGINEERI
052-1050955-001	NORTH HAWAII ORAL AN
052-1051174-001	FOASBERG LAUNDRY & C
052-1051535-901	WAKE DESIGNS USA LLC
052-1051560-002	HOSPICIO LA PAZ INC.
052-1051635-001	FOOD SERVICE HOLDING
052-1051898-002	NEW CODE WINDOWS & D
052-1052191-002	HOWSE CORPORATION, I
052-1052647-002	FAITH BAPTIST BIBLE
052-1054338-001	EXPANDER AMERICAS IN
052-1058346-001	DOV ANESTHESIOLOGY P
052-1060733-004	ATHENS (CITY OF) OH
052-1063106-001	EXQUISITE EYE CARE,
052-1064116-007	COMPLETE TRUCKING IN
052-1064143-001	STANDARD DYNAMICS IN
052-1064148-001	PROCLUBS, INC
052-1064193-001	H. TIMOTHY HAN DDS I
052-1064591-001	UNIVERSITY GENERAL H
052-1065111-001	SWIPES HEAVY HAULING
052-1066448-001	TUKENS LLC

052-1066504-001	QUALITY LITHO PRINTI
052-1066682-001	PLATINUM BUILDERS IN
052-1066696-001	THE ROWMAN & LITTLEF
052-1066754-001	NORTH PARK TRANSFER
052-1066888-001	RJG CONSTRUCTION EQU
052-1068229-001	CONSTRUCTION COMPONE
052-1078999-005	POPEJOY PLUMBING, HE
052-1079211-001	THE CLIENT SERVER OF
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052-1081350-004	D & S LINEN SERVICES
052-1082043-002	KRAMER TREE SPECIALI
052-1082310-002	CHARLIE BURNHAM HEAT
052-1082417-002	UPSTATE ROOFING & PA
052-1082550-002	B. W. DEXTER II, INC
052-1087508-002	THIRD WAVE TECHNOLOG
052-1089238-004	MERRIMACK VALLEY, CO
052-1089633-002	HISSONG DEVELOPMENT
052-1089633-004	HISSONG DEVELOPMENT
052-1091767-002	CEI MICHIGAN, LLC
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052-1092656-001	COMPUTER HEROES INC.
052-1092771-002	H.A.R.P. MECHANICAL,
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052-1094566-002	ELDER POOLS, INC.
052-1094585-001	MID VALLEY AGRICULTU
052-1094988-001	BUILDING CONTROLS AN
052-1094997-001	TRACEY MECHANICAL IN
052-1095004-001	SYNERGY IT SOLUTIONS
052-1095019-002	CIFARELLI'S CRYSTAL
052-1095019-003	CIFARELLI'S CRYSTAL
052-1097717-001	GGL ENTERPRISES, INC
052-1097729-001	T & K ASPHALT SERVIC
052-1097916-002	CINCO PLUMBING & HEA
052-1097935-002	HOME DETECTIVE COMPA
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052-1097958-001	DGA SERVICES INC

052-1098005-001	RICCIS LANDSCAPE MAN
052-1098016-001	TRI COUNTY BUILDING
052-1098019-001	PLATINUM-POOLCARE AQ
052-1098021-001	TIMMERMAN STARLITE T
052-1098046-001	WEB CREATIONS AND CO
052-1098057-001	UEL CONTRACTORS INC.
052-1098059-001	HORIZON AIR SERVICES
052-1098074-001	ALTERNATIVE MAINTENA
052-1098079-001	KOTZ HEATING & AIR C
052-1098097-001	MCDONNELL LANDSCAPE
052-1098109-001	MASTER WHOLESALE & V
052-1098114-001	MARLIN ENVIRONMENTAL
052-1098116-001	PROFESSIONAL GARAGE
052-1098122-002	MDM CONSTRUCTION INC
052-1098129-001	MIDDLETON CONSTRUCTI
052-1098130-001	MARSHALL ROOFING & S
052-1098135-002	MOULDAGRAPH CORPORAT
052-1098145-001	DREAMERS UNLIMITED,
052-1098157-001	MID ILLINOIS ELECTRI
052-1098159-001	JOSEPH OSWALD
052-1098165-001	TRI- COUNTY FIRE PRO
052-1098171-001	CPR RESTORATION & CL
052-1098171-002	CPR RESTORATION & CL
052-1098172-001	NISSAN LIFT OF NEW Y
052-1098173-002	MOBILE RAIL SOLUTION
052-1098175-001	E. OSTERMAN GAS SERV
052-1098180-001	ENVIRONMENTAL SYSTEM
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052-1098351-001	SACA TECHNOLOGIES, I
052-1098382-001	NORTHBORO OIL CO., I
052-1098473-001	ENVIRONMENTAL MONITO
052-1098474-001	VOICE AND DATA CONNE
052-1098481-001	WESCO DISTRIBUTION I
052-1098489-001	NETWORK MANAGEMENT S
052-1098505-001	FRANK J. LAMPARELLI
052-1098508-001	RICHARD BROTHERS COM
052-1098564-001	UNIVERSAL FASTENERS
052-1098612-001	MATRIX7 CORP
052-1185199-001	SUN & SKIN CARE RESE

052-1244399-004	EDWIN DALE HASTINGS
052-1245326-002	E S ROBBINS CORPORAT
052-1254452-004	CHRISTOPHER R. JESTI
052-1254462-001	EMPIRE EXCAVATING, L
052-1273424-002	ANIMAL HOSPITAL OF T
052-1274534-002	WILLIAM S HILER JR
052-1276438-002	BELLA VISTA EYE CARE
052-1359427-001	NY UNITED HEALTHCARE
052-1364763-901	GREGORY S BECHEL
052-1377341-005	TOURNEY CONSULTING G
052-1535211-004	THE DIAMOND MEAT COM
052-1545236-004	EQUIGUARD, INC.
052-1555254-003	ARCTIC ENTERPRISES,
052-1562848-001	NICK'S GARAGE, INC.
052-1589269-001	CROCKETT COUNTY NURS
052-1644677-001	F-81 LIMITED PARTNER
052-1693881-001	FARMERS RICE COOPERA
052-1755572-002	CRYPTO, INC.
052-1755579-003	CKG, INC.
052-1842567-003	NEWPORT CENTRE DENTA
052-1871580-003	MIAMI INTERNATIONAL
052-1872580-002	HEALTH IMAGING SERVI
052-1979625-002	MACKEY DENTAL CARE,
052-1988675-001	SPICER PLUS INC
052-2045648-002	DELMAR J. WALKER, DC
052-2081051-001	C & C TECH, INC.
052-2117382-902	SPOKANE HOME HEALTH
052-2120674-002	TOTAL EYE CARE, P.A.
052-2160652-003	3WA ENTERPRISES, LLC
052-2173952-001	LINMAR IV, LLC
052-2174752-001	HI-TEK RATIONS, INC.
052-2212598-005	CANNON CONTAINER GRO
052-2290430-001	ALLWIRE INC
052-2296148-003	BIG'S TRUCKING, INC.
052-2296148-004	BIG'S TRUCKING, INC.
052-2296148-005	BIG'S TRUCKING, INC.
052-2306372-001	JERRY SANTORO
052-2306409-003	EWMARING, INC.
052-2306999-001	A. ANASTASIO & SONS

052-2306999-002	A. Anastasio & Sons
052-2306999-006	A. ANASTASIO & SONS
052-2310852-002	BEASLEY DISPOSAL, IN
052-2310852-003	BEASLEY DISPOSAL, IN
052-2316452-002	NORTH GEORGIA TEXTIL
052-2318652-001	RAYMOND H. BECK
052-2318852-001	ACE TRASH, LLC
052-2358033-901	SCOTT STANLEY, ESAUS
052-2414655-002	ONSLOW CONTAINER SER
052-2450121-001	DISCO COMPANY
052-2456452-002	PATRICK J. SCIORTINO
052-2496627-001	CROWN HAULERS INC
052-2508772-001	BF EYE CARE, LTD
052-2516876-001	CENTURION ELECTRONIC
052-2522584-005	LIBERTY DISPOSAL, IN
052-2526958-001	SOUTH COUNTY FITNESS
052-2526998-001	PHILIP BELLEW
052-2528053-000	WATSONVILLE PRODUCE
052-2537238-001	LABRADOR LEASING, IN
052-2543288-001	GEM RENTALS, INC.
052-2570353-002	MARLIN F. CHARLTON
052-2576253-001	GLADSTONE'S UNDER TH
052-2591992-001	THE CARNEGIE VISUAL
052-2605053-002	WALTER D. SHAFFER
052-2609853-002	ULTIMATE FITNESS & H
052-2649753-001	HYUNG KWON CHIN
052-2657784-003	GYL LAS VEGAS, LLC
052-2662853-001	COLLING, INC.
052-2672253-004	ALL ABOUT TRASH INC.
052-2675353-005	SUPERIOR WASTE REMOV
052-2747153-001	JOY DUFFIELD
052-2818726-001	SAVANNAH TITLE COMPA
052-2823053-001	GERRY W. HAGGERTY AN
052-2835018-001	INCETOOLS, INC
052-2896553-001	DALE DRINKS-O'DONNEL
052-2908900-003	MARIPOSA PORTABLE SA
052-2959454-001	CLARK AMBULANCE SERV
052-2964254-001	PINEGROVE RANCH, INC
052-2981854-001	HARCOURT INDUSTRIES,

052-3010972-001	MID-HUDSON WASTE, IN
052-3011654-001	ROBERT MARVEL PLASTI
052-3049862-001	COUNTRY HILLS VET CL
052-3065054-001	ABUNDANT GRACE FELLO
052-3069712-002	ACE ENVIRONMENTAL, I
052-3069712-006	ACE ENVIRONMENTAL, I
052-3079801-002	PROFESSIONAL HOUSING
052-3085160-001	M. SHANKEN COMMUNICA
052-3088464-001	CATALYST TECHNOLOGY
052-3106554-001	MICKELVA CONSTRUCTIO
052-3122046-001	NEW DAY PHARMACY COR
052-3135354-001	DATALEX (USA), INC.
052-3148154-001	CLNN CORPORATION
052-3150821-001	JASKIRAN GREWAL DDS,
052-3163554-003	SALONEN MARINE, INC.
052-3167254-002	ECOFLO, INC.
052-3169654-003	BIGS SANITATION, INC
052-3191562-001	CFM COMPANY
052-3194954-001	LEONARD BLOCK COMPAN
052-3210249-002	GREEN EARTH ENVIRONM
052-3235853-001	R CHAVEZ TRUCKING CO
052-3248854-001	SURADO SOLUTIONS, IN
052-3250654-001	JANZEN WAHL GROUP, L
052-3264654-001	CIRCLE OF LIFE, LLC
052-3278650-001	CLASSIC DOTS, INC
052-3299954-001	FRANKLIN TIRE & SUSP
052-3340554-001	FEATHER SOUND ALTERA
052-3410999-001	DRUM CONSTRUCTION CO
052-3452980-001	SAFFO INC. II
052-3484313-001	COMPLUS DATA INNOVAT
052-3522555-001	SWEEP A LOT SERVICES
052-3523755-001	VIRTUAL VOICE PRODUC
052-3534955-001	THE CFS GROUP, LLC
052-3545055-001	FSR TRANSPORTING & C
052-3545055-002	FSR TRANSPORTING & C
052-3545055-003	FSR TRANSPORTING & C
052-3545155-006	CASCADE PALLET, INC.
052-3591113-001	MAXIMUM PERFORMANCE
052-3598855-001	BELVEDERE OF ALBANY

052-3603155-001	COMPREHENSIVE BREAST
052-3611783-901	SPORTSMAN'S WAREHOUS
052-3618655-002	THE BTS TEAM INC
052-3643555-001	GROTON SCHOOL DISTRI
052-3643970-901	SHANE L. NEWTON D.M.
052-3674370-001	WE B FARMS
052-3698355-001	ALMOR OFFICE SUPPLIE
052-3712168-001	ADKINS CONCRETE, INC
052-3712536-001	WESTERN SKY, INC.
052-3713755-001	WEBAIR INTERNET DEVE
052-3714555-002	DOKE ENTERPRISES, IN
052-3721755-001	AM CONSOLIDATED LLC
052-3733100-001	RAFAEL MORALES, DDS,
052-3777955-001	3RC ENTERPRISES, LLC
052-3806455-002	ISTA PHARMACEUTICALS
052-3812961-001	321 EQUIPMENT COMPAN
052-3819055-001	HILLVIEW AUTO BODY,
052-3836455-002	FREEMAN GRADING & HA
052-3836455-003	FREEMAN GRADING & HA
052-3887818-002	KNOUSE FOODS COOPERA
052-3913073-001	HAIR & SONS, INC.
052-3951556-001	OBX EXPRESS INCORPOR
052-3955056-001	PERFORMANCE TELEPHON
052-4002156-002	JUSTICEWORKS YOUTHCA
052-4025855-001	CARTRUCK SERVICES, I
052-4040456-001	GIRARDI BEARING CO.,
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052-4089057-001	PRECISION POWDER COA
052-4094523-001	CATHOLIC BISHOP OF C
052-4094526-001	CATHOLIC BISHOP OF C
052-4113656-001	PLEMONS DISPOSAL, IN
052-4114039-001	NATIONAL PARK TOURS,
052-4114039-002	NATIONAL PARK TOURS,
052-4124157-001	REGINA HIGH SCHOOL
052-4129557-002	SJC CONTRACTING LLC
052-4154052-001	FINECARE MEDICAL LAB
052-4185158-001	ILLINOIS SCHOOL OF H
052-4213847-001	K1 SPEED, LLC
052-4213847-002	K1 SPEED, INC.

052-4243658-001	GARY SMITHEY
052-4249119-001	MARK R. GUILLORY, DD
052-4259758-002	SAN BERNARDINO MEDIC
052-4284058-001	PINNACLE CENTRAL COM
052-4284058-003	PINNACLE CENTRAL COM
052-4321658-001	CANNON'S DIRECTIONAL
052-4321658-002	CANNON'S DIRECTIONAL
052-4327757-001	B LLOYD'S LLC
052-4331853-001	INTERNATIONAL EDUCAT
052-4339858-002	DILUCIA'S, INC.
052-4379658-001	KMF METALS, INC.
052-4384858-001	D-N-J AUTO PARTS, LL
052-4392258-001	BEAR COMMUNICATIONS
052-4395452-001	RAZZO LINK, INC.
052-4416042-001	MATTINGLY LUMBER & M
052-4443125-002	NEW HORIZON DENTAL,
052-4453755-001	GEORGE KEANNA, D.D.S
052-4459258-001	CROWN CRAFT DENTAL L
052-4469125-001	REINOL A. GONZALEZ,
052-4473658-002	WIRELESS GENERATION,
052-4482558-001	WYNNE FORKLIFT SERVI
052-4486558-001	WALTER FAMILY PARTNE
052-4487558-001	ZACHY'S WINE & LIQUO
052-4504953-001	VILLAGE PANTRY, LLC.
052-4508958-001	STEPHEN & REGINA LON
052-4514528-001	SHOWDOWN PARTNERS, L
052-4514671-001	BENZ METAL PRODUCTS,
052-4527758-001	MICROPTIX TECHNOLOGI
052-4527858-001	R. J. CLARK, INC.
052-4528558-001	MICHAEL POON, MD, PL
052-4539458-001	TENABLE PROTECTIVE S
052-4543258-001	WINGATE UNIVERSITY
052-4546858-001	JEFFERSON ELEMENTARY
052-4548558-001	DIRECT USA, INC.
052-4550234-001	FREEDOM2GO, LLC
052-4550858-001	PERRY FRANKEL, M.D.
052-4555258-001	OSIRUS INC
052-4558758-001	SAGINAW CATHOLIC MUS
052-4564855-001	YORKSHIRE PAPER CORP

052-4569658-001	PIZZA ZONE OF KENTLA
052-4576258-001	DEVINDER SINGH
052-4634958-001	HANS SCHELL
052-4658758-001	MARGARET NOVAK AND J
052-4666458-001	T&N MEDICAL TECHNOLO
052-4669858-001	SOFTCOM INTERNET COM
052-4687558-002	CAPE COD DISTINCTIVE
052-4691958-001	THE RICHIE EQUIPMENT
052-4693946-001	SIGNATURE CRAFT LLC
052-4701870-003	FICK AGENCY INC
052-4703826-002	AMERICAN CATTLE SERV
052-4708224-002	CALIFORNIA INFOPLACE
052-4711758-001	BENNETT'S COLLISION
052-4712053-002	GREEN COUNTY BOARD O
052-4713690-003	COUNTY OF CLINCH
052-4714718-026	INTERNATIONAL PAPER
052-4716658-001	DOBBINS RANCH, L.L.C
052-4717758-001	EZ HI TECH, INC.
052-4718507-007	BOARD OF EDUCATION M
052-4718507-016	BOARD OF EDUCATION M
052-4719747-007	POTTAWATOMIE COUNTY
052-4719958-001	FARELOGIX INC.
052-4720134-001	LEIPER'S FORK VETERI
052-4720240-002	EAST SIDE BAPTIST CH
052-4720774-081	WALMART STORES INC
052-4720891-006	HAWKINS COUNTY OF
052-4721483-008	STERICYCLE INC
052-4721755-003	CENTER FOR HUMAN DEV
052-4721852-014	ILLINOIS TOOL WORKS
052-4722058-003	LAPEER SLEEP DIAGNOS
052-4722108-004	ATTORNEY JOHN F SOJA
052-4723434-006	GOODYEAR TIRE & RUBB
052-4723924-002	LUCIA LUMBER CO INC
052-4725189-004	TOWN OF EAST GRANBY
052-4725189-005	TOWN OF EAST GRANBY
052-4725189-006	TOWN OF EAST GRANBY
052-4726029-002	VALUEBANK TEXAS INC
052-4726180-087	MARRIOTT INTERNATION
052-4726251-002	YATES W G & SONS CON

052-4726251-003	YATES W G & SONS CON
052-4726251-004	W G YATES & SONS CON
052-4726826-003	SEARS ROEBUCK & CO I
052-4726854-235	WELLS FARGO BANK N A
052-4729604-002	URO MEDIX INC
052-4730154-002	KRISTINE BURKE MD IN
052-4730750-006	IESI PA CORPORATION
052-4731742-003	AAA ADVANTAGE REALTY
052-4733014-013	SURGICAL SPECIALISTS
052-4735630-012	GAYLORD FARM ASSOCIA
052-4735630-013	GAYLORD FARM ASSOCIA
052-4735811-003	IESI TX CORPORATION
052-4735879-001	EFFINGHAM REHAB SERV
052-4735890-005	PRESBYTERIAN CHILD W
052-4736344-003	FUND RAISING PRODUCT
052-4736886-016	HEALTH DELIVERY INC
052-4737453-004	NORTHEASTERN RURAL H
052-4737453-005	NORTHEASTERN RURAL H
052-4737737-002	VALDOSTA LOWNDES COU
052-4737761-004	KELLER WILLIAMS REAL
052-4738198-002	ST ANDREWS EPISCOPAL
052-4738564-003	DAVIDSON HOTEL PARTN
052-4739241-003	LAURENS ELECTRIC COO
052-4739587-002	ST FRANCIS OF ASSISI
052-4739744-002	LAKEVIEW CHURCH OF N
052-4740148-005	BLUEGREEN CORPORATIO
052-4740205-004	ONEAL STEEL INC
052-4740886-017	DISCOUNT TIRE CO INC
052-4741860-002	LAKKARAJU RAVI MD
052-4744558-001	ACTION DAY NURSERIES
052-4744584-003	ROHDE/OTTMERS/SIEGEL
052-4745186-003	ALPHA WAREHOUSE INC
052-4745239-002	ATLAS AUTO RECOVERY
052-4745718-002	AGE INSTITUTE OF MA
052-4745815-005	SUNGARD WORKFLOW SOL
052-4746383-003	J & L FIBER SERVICE
052-4746611-002	DETROIT ECONOMIC GRO
052-4746660-002	NORTH ABINTON COOPER
052-4746719-002	DARLING BOLT CO

052-4746988-002	METAL CRAFT COMPANY
052-4747031-002	PHENIX CITY SCHOOL D
052-4747157-002	US GREENFIBER LLC
052-4747173-002	WEST LAMPETER TOWNSH
052-4747187-002	CATHEDRAL OF ST PAUL
052-4747408-002	CHURCH OF THE NAZARE
052-4747469-002	COIL MANUFACTURING I
052-4747612-002	MC ANAW CONSTRUCTION
052-4747931-002	ANY BABY CAN OF SAN
052-4748026-004	ARGON ST INC
052-4749058-002	WESTLAKE VINYLS CO L
052-4749136-002	B & B WOODWORKS INC
052-4749151-003	FRENCH ELLISON TRUCK
052-4749433-002	NAPA HOME & GARDEN,
052-4750756-002	OLD CASTLE GLASS INC
052-4751171-002	ROBINSON MITCHELL &
052-4751557-002	THE IMAGING CENTER O
052-4751856-002	ADVANCED PROFESSIONA
052-4752268-003	PRE MEDIA GLOBAL USA
052-4752646-013	MEMORIAL HEALTH SYST
052-4753315-002	VICTORIA COUNTRY CLU
052-4753962-003	FAIR LAWN DIAGNOSTIC
052-4758006-003	HEI ALGONQUIN LLC
052-4758124-003	ARVAC, INC.
052-4758321-003	STEPHENS MEDIA LLC
052-4758845-007	ALIXPARTNERS LLC
052-4758890-006	AMERICAN RED CROSS T
052-4758942-002	MICHAEL K MCGEE SC
052-4759225-002	VALLEY AIDS COUNSEL
052-4759630-002	AMERICAN PRODUCTS IN
052-4759809-002	VALLEY WOMENS HEALTH
052-4761640-005	EATON CORPORATION
052-4761738-002	ST BRIGIDS CATHOLIC
052-4761793-014	HESS CORPORATION
052-4761793-015	HESS CORPORATION
052-4762421-004	FARMERS UNION COOPER
052-4762726-002	BROOKLYN BUREAU OF C
052-4762745-002	UNDERGROUND LOCATORS
052-4763234-002	CLAGGETT REY GALLERY

052-4764028-002	W L HAILEY & COMPANY
052-4764067-003	DELICIOSO COCO HELAD
052-4764081-002	CROSSTALK COMMUNICAT
052-4764104-002	CONSERVATION SERVICE
052-4764303-002	MARTIN COUNTY COMMUN
052-4764431-002	COLUMBIA MACHINE WOR
052-4764532-003	A & E MEDICAL INC
052-4764704-002	MCSHERR INC
052-4765039-002	KW AUTOMOTIVE NORTH
052-4765124-002	NAVARRO DISCOUNT PHA
052-4765585-002	KOENEKE ELLIS & RAMI
052-4765619-002	PARTNERS II PIZZA IN
052-4765633-002	STAMFORD YELLOW CAB
052-4765645-003	YANKTON COUNTY EXTEN
052-4765959-002	DEWY ROSE BAPTIST CH
052-4766178-002	SHAW AUTO LEASING IN
052-4766373-003	VERNON MEMORIAL HEAL
052-4766734-012	WAYNE COUNTY BOARD O
052-4767104-002	WARRIOR ENERGY SERVI
052-4767170-004	TRES NINOS MANAGEMEN
052-4767330-002	MCDONALD DUVALL DESI
052-4767763-003	WILLIAM PITT REAL ES
052-4767763-004	WILLIAM PITT REAL ES
052-4767797-002	LASELL VILLAGE INC
052-4768017-005	PRIMESOUTH BANK
052-4768652-002	WEBB ARCHITECTURE CO
052-4768829-002	CELLHIRE USA LLC
052-4769525-002	GRACE COMMUNITY CHRI
052-4769857-003	JARRETT ENGINEERING
052-4769969-005	AVIAGEN INC
052-4770290-002	OPSAHL KEVIN
052-4770396-002	DEBBIE HAHN REAL EST
052-4770625-003	DAYSPRING BEHAVIORAL
052-4771231-004	AUBREYS INC
052-4771449-030	DAVITA INC
052-4771688-002	CENTRAL COAST JET CE
052-4772014-002	CITY SEED INC
052-4772300-002	SKIDAWAY ISLAND PRES
052-4773029-003	ENESLOW PEDORTHIC EN

052-4773137-002	GARY A SERNAKER A PR
052-4773402-015	ARAB AMERICAN AND CH
052-4773402-016	ARAB AMERICAN AND CH
052-4773402-017	ARAB AMERICAN AND CH
052-4773473-003	EASTERN MAINE COUNSE
052-4773619-005	SOUTHERN HARVEST INS
052-4774757-008	COMMONWEALTH MEDICAL
052-4774786-002	STATES LOGISTICS SER
052-4774853-004	SAFELITE FULFILLMENT
052-4774853-005	SAFELITE FULFILLMENT
052-4774853-006	SAFELITE FULFILLMENT
052-4774853-007	SAFELITE FULFILLMENT
052-4774853-008	SAFELITE FULFILLMENT
052-4775322-002	PRIDE AND HOPE MINIS
052-4775393-004	GEMINI FAIRFIELD
052-4775743-005	HORIZON BANK
052-4775973-002	FRENCHMANS CREEK INC
052-4776031-008	ENGLISH GARDENS & FA
052-4776587-002	HETTINGER WELDING LL
052-4776911-005	NEXTCARE INC.
052-4777518-002	MEDIA TEMPLE INC
052-4777682-002	JETSTREAM FEDERAL CR
052-4777739-003	COYOTES COFFEE CANON
052-4777794-002	VERMEER GREAT PLAINS
052-4778053-002	FORT BRAGG UNIFIED S
052-4778177-002	NORTH STREET PROPERT
052-4778270-007	TOWN FAIR TIRE CENTE
052-4778719-003	PIONEER HI BRED INTE
052-4778730-002	OFFICE PRODUCTS OF T
052-4778987-004	ENGLOBAL ENGINEERING
052-4779141-002	SLADE GORTON & CO.,
052-4779377-002	HARVEY MONTEITH INSU
052-4779679-002	MPA CONSULTING ENGIN
052-4779735-002	AHUENEME LIMITED PAR
052-4780155-002	GERSH ACADEMY INC
052-4780863-005	TOWN OF CANTON
052-4781052-002	TRANS FAST REMITTANC
052-4781545-002	TRIPLE R BROTHERS LT
052-4781558-199	RIEDESEL ENGINEERING

052-4781858-199	HOWARD M. IMANUEL, D
052-4782246-002	T2 BIOSYSTEMS INC
052-4782476-011	CITY OF PASCO
052-4782500-003	SAUQUOIT INDUSTRIES,
052-4782638-002	NEVADA HAND INC
052-4783538-002	OELRICHS SCHOOL DIST
052-4783703-004	SPRING MEDICAL CENTE
052-4783915-006	STEINER MANAGEMENT S
052-4783986-002	BOWLES PHARMACY INC
052-4784041-002	WEIGHT WATCHERS OF A
052-4784053-002	MISSION LABOR INC
052-4790429-001	EXPRESS IRONING INC
052-4792975-001	ALLSTATE INSURANCE C
052-4795358-001	TRANSLINE TRUCKING L
052-4798455-001	THE GAGETTA CORPORAT
052-4802558-001	TENNESSEE VALLEY MAN
052-4806058-001	BHAVESH J SHAH
052-4806858-001	BACI HOSPITALITY GRO
052-4825458-001	MERCY HOSPITAL OF BU
052-4838559-001	TETON ADVISORS INC.
052-4844959-001	PHUONG-TRINH NGUYEN,
052-4849259-001	AMERI-CURE, INC. (U.
052-4856359-001	WILLIAM DEROSIA
052-4863459-001	LINDA L SWANSON
052-4865159-001	LUNERS PRO SOUND & L
052-4884859-001	HOT TOPICS, INC.
052-4894659-001	ROGER L. DUNLAP & AS
052-4895558-001	LEGEND MACHINE & GRI
052-4905959-001	COMMERCIAL PLASTIC C
052-4906159-001	AG OF RALEIGH, INC.
052-4912559-003	NETWORK SUPPORT AND
052-4912859-001	THINK GREEN RECYCLIN
052-4915860-001	WILL COUNTY MEDICAL
052-4921359-001	RICHARD REES, DPM, P
052-4922959-001	ALL IN DESIGN & PUBL
052-4928259-001	SOONJA YI
052-4934854-001	M. LEHMANN ENTPRISE
052-4935287-001	K3 WORKS INC
052-4941078-001	MAND MADE PIZZA, INC

052-4949559-001	ROYDESH, INC.
052-4969459-001	LITTLE ELM MEDICAL C
052-4978559-001	RACE TECHNOLOGIES, I
052-4980359-001	GARY YERVAN
052-5003559-001	HELGA PEREZ RIOS
052-5007259-001	LAHAINA PRINTSELLERS
052-5007559-001	JAMES A QUINN, MD
052-5011751-002	GPS INSIGHT, L.L.C.
052-5011759-001	ALICIA WASHINGTON ES
052-5017928-001	HOWARD A HILL
052-5017981-001	AMERICAN LUNG ASSOCI
052-5032146-001	ROBERT BECKMANN, D.D
052-5038459-001	Z SPAS, INC.
052-5043159-001	WRIGHT'S SOUND GALLE
052-5045559-001	JOHN P GARBO
052-5069160-001	MANLEY FARMS LLC
052-5082245-001	ADVENTURE PARK, U.S.
052-5083460-001	PROJECT DELIVERY GRO
052-5084226-001	ADVENTURE PARK, U.S.
052-5088862-001	JEWELRY CAD/CAM DESI
052-5093143-001	PASTEUR MEDICAL CENT
052-5105960-002	KEN BISHOP INSURANCE
052-5107660-001	FOUNDATIONALLY FIT,
052-5107860-001	GOLDEN HILLS GOLF L.
052-5109360-001	HOMETOWN HAULING COM
052-5116360-001	MANSOUR INDUSTRIES,
052-5120539-002	ACCENT TECHNOLOGIES,
052-5120622-002	M&S WASTE SERVICES,
052-5120770-010	MELVIN FISHER
052-5121160-001	ROSEN & ROSEN, P.A.
052-5126560-001	ENVIROWASTE EQUIPMEN
052-5128760-001	LOISELLE ASSOCIATES
052-5129760-001	SCOTT STONE
052-5131860-001	PEDIX APPAREL, INC
052-5157760-001	THE COUNSELING AND G
052-5160560-001	COIT DRAPERY CLEANER
052-5164160-001	ANNE-MARIE REED, D.O
052-5164429-001	SIBLING LEASING, LLC
052-5165960-001	TOP TEN VIDEO, INC.

052-5167960-001	JOSEPH A. ALTMAN P.C
052-5173050-001	PEAK WEB, LLC
052-5187950-001	SPINS INC
052-5191303-001	NEW LEAF BIOFUEL, LL
052-5194160-001	QUEENS OPTOMETRIC AS
052-5202060-001	SOCRATIC TECHNOLOGIE
052-5204560-001	ADVANCE JANITORIAL S
052-5214760-001	HERB THYME FARMS, IN
052-5221243-002	LOUIS B STARKEY
052-5221716-002	CONSOLIDATED WASTE S
052-5221760-003	SOUTHLAND TRANSPORTA
052-5221760-007	SOUTHLAND TRANSPORTA
052-5221760-008	SOUTHLAND TRANSPORTA
052-5221760-009	SOUTHLAND TRANSPORTA
052-5221969-010	VAC SHACK, INC.
052-5224960-001	VIPER COMMUNICATIONS
052-5226360-001	MVM, INC.
052-5229260-001	WEAVER PUBLICATIONS,
052-5231560-001	ARCHITECHTURAL REFUS
052-5247860-001	T & R ALARM SYSTEMS,
052-5252060-001	PAVED ROAD LLC
052-5255488-001	BARTOW CYCLE SPORTS,
052-5278154-001	HILLCREST CONSTRUCTI
052-5288648-001	DTC GRIP & ELECTRIC,
052-5293160-001	WCC SITE DEVELOPMENT
052-5298460-001	HEARTSONG CHURCH
052-5311460-001	TUTENS RED & WHITE F
052-5312260-001	S & V PETROLEUM, INC
052-5315153-001	IVAN KANE ENTERPRISE
052-5316058-001	EARTH WASTE, INC.
052-5316058-003	EARTH WASTE, INC.
052-5317662-002	SURGICAL MONITORING
052-5322860-001	DOUGLAS A. KENNEY VI
052-5328012-001	CELEAN ENTERPRISES,
052-5328038-001	ANTONIO SANDOVAL
052-5328272-001	JAGDAV SINGH DBA WIN
052-5328276-001	LUCKY FOOD MART, INC
052-5328314-001	MIDWEST ADVANCED EDU
052-5328840-001	LA ENTERPRISES, LLC

052-5328865-001	SILVESTER INSURANCE
052-5328997-001	CUTTING INVESTMENT,
052-5329172-001	NEW ENGLAND REPROGRA
052-5329215-001	CENTRAL STATION DIST
052-5329391-001	ROWLAND PIZZA, INC.
052-5335051-001	FREEMAN SIGNS, INC.
052-5335160-001	THE PREVENTION GROUP
052-5335160-002	THE PREVENTION GROUP
052-5339687-001	MARIK MEDAL INC.
052-5340560-001	BIRCH RUN VENTURES,
052-5345260-001	UPLIFT COMPREHENSIVE
052-5345260-002	UPLIFT COMPREHENSIVE
052-5345260-003	UPLIFT COMPREHENSIVE
052-5351268-001	A AMBRA, INC.
052-5358760-001	R+M CONSULTANTS INC.
052-5369545-001	REGINALD D. BARNES,
052-5375660-001	AMERICAN BUSINESS MO
052-5376260-001	MAX RETAINING WALLS,
052-5377347-001	BONNIE BRAE
052-5380360-001	ARROWBACK MEDICAL GR
052-5388060-001	GECAS ASSET MANAGEME
052-5402160-001	MORGAN MANAGEMENT CO
052-5402360-001	NEXTDOCS CORPORATION
052-5407260-001	FIRST UNITED METHODI
052-5407460-001	THE FLORIDIAN OF MIA
052-5421060-001	KRIS W. RYAN
052-5421164-001	GALLERY MALL DENTAL,
052-5425817-001	CRYPTO, INC.
052-5426960-001	RUBEN D BOCANEGRA
052-5429521-001	DEL LETO, INC.
052-5429530-001	CARPE DIEM PIZZA, IN
052-5429652-001	DELMER PIZZA, INC.
052-5429789-001	BADAWI PIZZA COMPANY
052-5429792-001	GEMINI TANNING, INC.
052-5429810-001	SHRIYA INVESTMENTS,
052-5429814-001	RJ COLEMAN GROUP, LL
052-5429890-001	GORILLA GRAPHICS, IN
052-5429960-001	GREGORY CHAD GREEN,
052-5430099-001	GULFSTAR RENTAL SOLU

052-5430204-001	GOOD NEIGHBOR AGENCY
052-5430209-001	TAXCO STERLING CO.,
052-5430724-001	XAR HAIR SALON, LLC
052-5430794-001	CLEARY CLEANING, INC
052-5431052-001	GARY SUBS INC.
052-5431360-001	BUFFINI & COMPANY
052-5431369-001	J & D MANAGEMENT COR
052-5431453-001	INTELLECTUAL TECHNOL
052-5431618-001	HAIR AND BEAUTY ESSE
052-5431789-001	FMC PIZZA, INC.
052-5432051-001	DSP, INCORPORATED
052-5432224-001	NORTHBROOK'S BEST PI
052-5432540-001	RAU SALON, LLC
052-5432711-001	SUCCESSFUL RESTAURAN
052-5432789-001	GLOBE IRON FOUNDRY,
052-5432860-001	CONNEAUT LAKE VOLUNT
052-5433361-002	DOTHAN CITY BOARD OF
052-5433528-001	AEL INC.
052-5447060-001	KIMBERLY COLEY
052-5450194-001	VAL'S BODY AND PAINT
052-5450956-001	BIG SPOON YOGURT, IN
052-5451291-001	ANBRANLEY PIZZA, INC
052-5484860-001	FARRELL PROPERTIES,I
052-5485760-001	CHARLES T. BISHOP
052-5489046-001	JDK LLC
052-5495360-001	GLENCO FIREPLACES ET
052-5500460-001	LAURSEN SHEET METAL,
052-5501560-001	PIONEER REAL ESTATE,
052-5503860-001	FARMACIA TU SALUD CO
052-5510160-001	SAHAJANAND LLC
052-5519760-001	THE TIN TOP LLC
052-5521960-001	MASOOD GHASSEMI
052-5534629-001	PERSIAN PIES, INC.
052-5534909-001	ALIF CORPORATION
052-5535740-002	ARC OF THE THREE RIV
052-5536356-003	MENDOCINO COAST HEAL
052-5536573-001	PIZZAGUYS, INC.
052-5536952-001	JILLIAN GRACE SALON,
052-5537607-001	DACULA EXPRESS FITNE

052-5537811-002	PROFESSIONAL RECOVER
052-5537860-001	ALL ABOUT HAIR, L.L.
052-5538611-001	EKS, LLC.
052-5538636-001	FAULL & SON, LLC
052-5542319-001	SUPERIOR APPRAISAL S
052-5547060-001	MOULTON'S SPECTACLE
052-5573360-001	SIMPLY FOOD, INC.
052-5588366-001	PERENNIAL SERVICES L
052-5589704-001	MOUNTAIN COMPREHENSI
052-5591076-001	TRUE ORGANICS PRODUC
052-5593673-001	INTERNATIONAL BROTHE
052-5596554-001	EXPRESS COURIER SYST
052-5599760-002	MILI TRUCKING CORP.
052-5611260-001	DR. HARRY PEPE AND A
052-5639290-001	DAVID SNYDER
052-5639896-002	AXA LIABILITIES MANA
052-5639904-002	SEBO'S NURSING AND R
052-5639979-001	PRO-COLLISION, LLC
052-5640211-001	DISASTER MASTERS, IN
052-5640214-001	ARTURO ANTUNEZ
052-5640298-003	THEA ENTERPRISES LLC
052-5640417-001	RENAISSANCE PAINTING
052-5640658-001	H & H DECORATING, IN
052-5640760-001	FUSEIDEAS LLC
052-5640952-001	HOLDSWORTH & LARSON,
052-5650060-001	GREGORY GURFINCHEL,
052-5659360-001	ROANE CENTRAL UTILIT
052-5674047-002	WILLIAM J. MURPHY
052-5684393-001	MILLER ZELL INC
052-5686052-003	FAIRPOINT COMMUNICAT
052-5688400-001	DISCOUNT TIRE CO INC
052-5698360-001	MARK T TODD
052-5726060-001	GREEN ENVIRONMENTAL
052-5740687-001	WAKE PIZZA LLC
052-5740795-001	GOL-LET ENTERPRISES,
052-5740851-001	ST STEPHEN OF HUNGA
052-5740993-001	HARVEST 2000 INTERNA
052-5741108-001	GARDEN STATE GARAGE
052-5741331-001	D WELLNESS L.L.C.

052-5741355-001	INTERSTATE SYNTHETIC
052-5772200-001	MINA T. MOSTOFI, DM
052-5776160-001	FAIRCLOTH INFORMATIO
052-5781062-001	TOP GRADE EXCAVATING
052-5787060-001	WAYNE COUNTY FRUIT S
052-5789202-001	AMM, INC.
052-5790554-001	STEPHEN CRAIG TRANSP
052-5798260-001	JESTICE FARMS, L.L.C
052-5799360-001	SUNWEST PEDIATRICS P
052-5811360-001	ALL CAL SERVICES, LL
052-5841814-001	ABC ULTRASOUND, LLC
052-5842660-001	ROBERT AND JUDY HINE
052-5842661-001	SOMER DENTAL PC
052-5842843-001	SANDERS ENTERPRISES,
052-5842886-001	EDWARD R. TWOREK
052-5842941-001	PRO BOX, INC
052-5843072-001	ALAN FOWLER
052-5843249-001	A & J MANAGEMENT, LL
052-5843360-001	3H NETWORK INC.
052-5843418-001	J HUNTER ENTERPRISES
052-5843750-010	COUNTY OF SPALDING
052-5844545-001	BACI STYLES, INC.
052-5844666-001	C.O.A. ASSOCIATES LI
052-5844770-001	ATLAS AUTO BODY PART
052-5844885-001	DANIEL R. PESTANA, D
052-5845137-001	EQUATOR TAN LLC
052-5845788-001	TAI-PAN TRADING INTE
052-5845798-001	BAY INN & SUITES, L.
052-5846528-002	ST PAULS SCHOOL INC
052-5846605-001	IAP LLC
052-5846629-001	COFFEE EXCHANGE INCO
052-5846785-001	TWO ANGELES, INC.
052-5846843-002	QUALITY AIR & HEATIN
052-5847055-001	ELIZABETH BULLARD
052-5847147-002	MATRIX SURGERY CENTE
052-5847443-001	SAULLE MOTORS, INC.
052-5847654-001	VINCENT LE
052-5847700-001	TOM AND MIKE'S PUB,
052-5847829-001	PURNELL G DAVIS, JR.

052-5847868-001	BROWARD CHIROPRACTIC
052-5847926-001	JAMES HASELEU AND TR
052-5848190-001	A B T D CORPORATION,
052-5849461-001	EMIL MASTANDREA, ARC
052-5850361-001	RICERCA BIOSCIENCES,
052-5882805-001	UNIVERSITY OF NORTH
052-5884349-001	FIRST REFORMED CHURC
052-5886319-001	ALGIERS CHARTER SCHO
052-5886319-002	ALGIERS CHARTER SCHO
052-5887042-001	COUNTY OF LEE
052-5887089-001	LOUISIANA FEDERAL CR
052-5889261-001	ALDEVRON, L.L.C.
052-5889568-001	FIFTH DAY EAST PEORI
052-5891963-001	HIGHLAND DENTAL LABO
052-5948569-001	BEST RENTS, INC.
052-5948598-001	COLLIER AGGREGATES,
052-5948903-001	THEODORE BELLAMY
052-5949535-001	ISHWAR KRUPA INC
052-5949713-001	INERTIA ENTERPRISES,
052-5949797-001	I H S PHARMACY & WEL
052-5949813-001	BALWINDER S DHILLON
052-5949886-001	VISALIA SIGNS, INC.
052-5950457-001	RESTORATION SERVICES
052-5970851-002	PRO STAR WASTE LLC
052-5988687-001	MISTYS LC
052-6049660-003	PLUMB LINE MECHANICA
052-6050494-002	REDAC INC
052-6050872-001	TIMELESS TOYS, INCOR
052-6051317-001	KMM INC.
052-6051619-001	GOWER-GOHEEN REALTY,
052-6051766-001	RENTAL STORES, L.L.C
052-6052188-001	PRESTIGE PLOWING INC
052-6052193-001	WINNER'S CHOICE AWAR
052-6052248-001	TAGD, INC.
052-6052295-001	FRENCH TWIST SALON I
052-6052359-001	HARVEY MOSCOT O.D.,
052-6052531-001	VERONA INC.
052-6052793-001	CONNECTICUT TICK CON
052-6052803-001	ANN ADDISON

052-6052844-001	ST GEORGE'S CAFE INC
052-6053121-001	MATHEW STEVEN
052-6053955-001	B. C. INDUSTRIAL SUP
052-6053967-002	CANYON STATE UROLOGY
052-6054102-001	AEROGAS INC.
052-6054363-001	VITTEL, LLC
052-6054483-001	OUTBACK JACK'S INC.
052-6054680-001	DRUCKER LABS LP
052-6054750-001	YASH, INC.
052-6054951-001	MARTIN GABRIEL REYES
052-6055922-001	THE TAN SPOT, INC.
052-6056025-001	BAGEL MEISTERS, INC.
052-6056037-001	VIRGINA SICAIROS GUT
052-6056105-001	AZALEA TANNING, INC.
052-6056277-001	LEONARD C TUBBS
052-6056321-001	PISA ELECTRICAL CONS
052-6056583-001	LARRY FAUST
052-6056687-001	JJ'S GARAGE, INC.
052-6056691-001	CARTHAGE TIRE AND BR
052-6056731-001	LINDA B. ANGELL, INC
052-6056755-001	I.E.Y. REAL ESTATE
052-6056855-001	GERALD D FEEMAN
052-6057330-001	AUTO TECH REPAIR CEN
052-6057431-001	ROBERT A. KARKOS
052-6057462-001	GENOMATICA, INC.
052-6057527-001	J & T MASSAGE AND SP
052-6057860-001	COFFIN ENTERPRISES,
052-6057981-001	FRANK'S AUTO REPAIR
052-6058042-001	CURTEC OF FLORIDA, I
052-6082069-001	ALCORN SCHOOL DISTRI
052-6082069-002	ALCORN SCHOOL DISTRI
052-6086993-001	COUNTY OF HAMILTON
052-6087804-001	YANKTON BONE JOINT &
052-6091901-001	RIVERBANK UNIFIED SC
052-6091901-002	RIVERBANK UNIFIED SC
052-6091985-001	MERCY HAVEN INC
052-6094326-001	SAVANNAH HARDSCAPES
052-6095361-001	COBB VANTRESS INC
052-6095362-001	IESI CORPORATION

052-6100312-001	ELKS ENTERPRISES OF
052-6100607-001	JEFFERSON ANIMAL HOS
052-6100949-001	BRIAN'S WORLD VENDIN
052-6101408-001	VILLA MARIA ACADEMY
052-6101944-002	PYROTEK, INC
052-6102734-001	TNT GAS-MART, INC.
052-6123228-002	DAVID W. TEASDALE, D
052-6138228-001	CRISTIE GREEN RIVES
052-6141228-001	LARYSA BILYK, P.C.
052-6144228-001	ANDREW TRESSER,O.D.
052-6145229-001	HARRY STIMMEL, D.M.D
052-6159780-002	MERRIAM WEBSTER INC
052-6159846-001	TOWN OF WHITEVILLE
052-6161142-001	D. & J. CORPORATION
052-6162733-001	JOHN BUCHAKJIAN
052-6165229-001	KATRINA L. MCFADDEN,
052-6167056-010	FUNKS MARKET, INC .
052-6179750-001	ATLANTIC ICE CREAM,
052-6190903-001	MARRIOTT OWNERSHIP R
052-6194281-001	KENNEDY INCORPORATED
052-6234861-001	PASO OIL CO., INC.
052-6240229-001	BACLIFF DENTAL CLINI
052-6264928-001	UNIVERSITY OF MIAMI
052-6265136-001	ADVANCED ENVIRONMENT
052-6265602-003	FORUM RESTAURANT VEN
052-6266843-001	HSI TELECOMMUNICATIO
052-6266873-002	KENNEWICK SCHOOL DIS
052-6268915-001	FULL CIRCLE FUEL, IN
052-6269358-001	S-NET COMMUNICATIONS
052-6270700-001	JOHAR INTERNATIONAL
052-6270710-001	KING FISH, L.L.C.
052-6271562-001	WORK TOOLS INTERNATI
052-6271788-001	AAA ARIZONA, INC.
052-6271835-001	CHALKSTONE AUTOMOTIV
052-6271855-001	SOUTH HILLS COUNTRY
052-6271914-004	VARIETY CHILDRENS HO
052-6282344-001	CONFORTI SPECIALIZED
052-6285665-001	EAST MISSISSIPPI COM
052-6288424-001	ALLEGIANCE HEALTH MA

052-6288716-001	ETHICON ENDO SURGERY
052-6289627-001	PETER ALBINSKI ARCHI
052-6290723-001	NEW WHITE LINEN INC.
052-6290787-001	SAFETEC SOFTWARE, LL
052-6291349-001	FAMILY SERVICES INC
052-6320361-001	QUESTECH CORPORATION
052-6368938-001	NORTON SOUND HEALTH
052-6372069-001	KAMRAJ CORPORATION
052-6372091-001	PRESTIGE EVENT SERVI
052-6372782-001	RIDGEMONT COMMUNITY
052-6372928-001	SUMMIT WOODWORKS INC
052-6373263-001	KLM CONSTRUCTION INC
052-6373453-002	ICON HOSPITAL LLP
052-6373859-001	BUSINESS PLAN INC TH
052-6373966-001	R. ROSANO, INC.
052-6373968-001	OSAGE COUNTY OF
052-6374120-001	MAI LONG, INC.
052-6374203-001	BET MESA U LLC
052-6374205-001	BET POWER, LLC
052-6374337-001	THE UNIVERSITY OF FI
052-6374582-001	PRESBYTERIAN CHURCH
052-6374620-001	SRI GURUVE, L.L.C.
052-6374884-002	BOGALUSA CITY SCHOOL
052-6374992-001	WESTWOOD METES & BOU
052-6375378-003	ADDUS HEALTHCARE INC
052-6375392-001	SALON POP OF GREENVA
052-6375430-001	EDUCATORS RESOURCE I
052-6375571-001	WISHEK HOSPITAL & CL
052-6375603-001	FLATWORK TECHNOLOGIE
052-6375609-001	PAUL E LEWIS
052-6375874-001	GREENFIELD ADVISORS,
052-6375930-001	MARK MILAM
052-6375941-001	PROGRESSIVE PRINTING
052-6375969-001	MGN INTERNATIONAL IN
052-6376182-001	CHATTAHOOCHEE OIL CO
052-6376241-001	OLD DOMINION ANIMAL
052-6376286-001	VITO & NICK'S II, IN
052-6376397-001	FORT BAKER RETREAT S
052-6376458-001	BURNEX CORPORATION

052-6376533-001	AIM HOLDINGS INC
052-6376615-001	HOLDSWORTH NORTH AME
052-6376754-001	COUNTRY RETREATS, IN
052-6382523-001	BROADWAY UNION 76, I
052-6383951-002	J.E. DUNN CONSTRUCTI
052-6386561-001	SPOTSYLVANIA COUNTY
052-6387725-001	ORION REALTY INC
052-6387756-001	TAMMY E. NOVAK, M.D.
052-6389742-001	FIRST CHURCH OF NAZA
052-6390778-001	CHILD DEVELOPMENT IN
052-6392491-001	FIRST & FARMERS BANC
052-6392937-001	CYCLONE POWER TECHNO
052-6393482-001	SOUTHERN OREGON UNIV
052-6476924-001	LIGHTLY TREADING, IN
052-6476987-001	CAXTON ASSOCIATES LL
052-6477011-001	DOCTOR'S SURGERY CEN
052-6477078-001	DAVID HALL
052-6477295-001	P S K SUPERMARKETS L
052-6477376-001	TARKETT ALABAMA INC
052-6477387-001	PRESIDENT HOTEL TC L
052-6477435-002	WILLIAM BOWER ASSOCI
052-6477496-001	H & H PRINTING SERVI
052-6477553-001	DIAMOND USA INC.
052-6477575-001	DYLAN II, INC
052-6477621-001	E. ANN JACKSON INC.
052-6477723-001	GARCIA RESEARCH ASSO
052-6477966-001	DAN PARRISH INSURANC
052-6477969-001	WHIRLOW COMPANY, INC
052-6477990-001	MITCHELL COLLEGE
052-6478011-001	SHIVA GROUP LLC
052-6478046-001	RAYDAN, INC.
052-6485480-001	KEN RAMSEY PHOTOGRAP
052-6495989-001	AHMAD JAFARI
052-6515362-002	SHERWIN ALUMINA, L.P
052-6515362-003	SHERWIN ALUMINA, L.P
052-6550244-001	ADVANCED EYE CARE OF
052-6554244-001	HUBERT L. COCKRUM, O
052-6565078-001	L.A. INSURANCE AGENC
052-6565078-002	L.A. INSURANCE AGENC

052-6565078-003	LA INSURANCE AGENCY
052-6578231-001	MASTER CONTROL SYSTE
052-6578286-001	DADDY'S PIZZA COMPAN
052-6578418-001	VINCENT M SPOHN APC
052-6578492-001	SHILOH BAPTIST CHURC
052-6578603-001	GRAYSON UNITED METHO
052-6578627-001	NEWSPAPER & MAIL DEL
052-6578635-001	ROWLEY PETROLEUM COR
052-6578776-001	REPUBLICAN GOVERNORS
052-6578782-001	TRIBORO MAINTENANCE
052-6578785-001	KENK, INC.
052-6578854-001	JANOSIK INC
052-6578860-001	TROY L. BERGLUND
052-6578875-001	MARGARET ZIMMER
052-6578931-001	BOLIN SALONS ONE, LT
052-6578973-001	TALBERT MEDICAL GROU
052-6579007-001	YORK PRINTING COMPAN
052-6579109-001	JEMICO,LLC
052-6579123-001	CROSSROADS BAPTIST C
052-6579238-001	01.COM, INC.
052-6579276-001	TAXMAN INC
052-6579282-001	TWIN CITIES BAPTIST
052-6579408-001	FIRESTONE AUTO CARE
052-6579439-001	GREEN TREE REALTY LL
052-6579446-001	AMERICAN FAMILY CARE
052-6579503-001	FISCHER ENVIRONMENTA
052-6579519-001	SIMOS INSOURCING SOL
052-6579582-001	JOON GANG DAILY NEWS
052-6579599-001	QF&V LTD
052-6579735-001	CAMP MATAPONI INC
052-6579766-001	WOODLAND CREEK APART
052-6579805-001	TEMEKA INC
052-6579813-001	RIVER VALE BOARD OF
052-6579850-001	COOK RESTAURANTS, IN
052-6579917-001	FIRM FOUNDATIONS-COL
052-6579941-001	HERITAGE SQUARE APAR
052-6580083-001	GOLDEN DOABA ENTERPR
052-6580154-001	KINGS CANYON TECHNOL
052-6580180-001	BRIDGE AVE. CLEANERS

052-6580198-001	ASSOCIATED PRINTING
052-6580304-001	KAREN KIRAN SHAH
052-6580423-001	SALRIT AND PROSPECT
052-6580425-001	SALRIT AND PROSPECT
052-6580442-001	SMOLKA & SUMMERS
052-6580536-001	CHARANJIT DEOL
052-6580570-001	CM PARTNERS LLC
052-6580579-001	BELL TRUCKING LLC
052-6580585-001	CHRIS KAPPLER, INC.
052-6580664-001	GRACE STREET LP
052-6580705-002	TAG WORLDWIDE USA IN
052-6580750-001	SARDOOL SAMRA
052-6580767-001	DANIEL FISHER & MARV
052-6580783-001	GOYAL ENTERPRISES, I
052-6580809-001	LOKAHI PACIFIC
052-6580817-001	K L I LLC
052-6580817-002	K L I LLC
052-6580817-003	K L I LLC
052-6580817-006	K L I LLC
052-6580831-001	YOUNG CHOL KIM & HWA
052-6580905-002	R W BRUNO HEATING &
052-6581012-001	LOCH MOY LLC
052-6581063-001	LIFESTYLE FITNESS, L
052-6581099-001	THE MAINSTAY INN, LT
052-6581478-001	CLUB JACK INCORPORAT
052-6581515-001	OAK HILL UNITED SCHO
052-6581589-001	MEDICAL CARE DEVELOP
052-6581648-001	PRIMA PIZZA TRANSIT
052-6581656-001	LAWRENCE JAMES TIMOT
052-6581661-001	QUEENS LONG ISLAND M
052-6581669-001	HALL & TUCKER LLC
052-6581708-001	DIVINE CORPORATION
052-6581715-001	TRESTEN, SNEED & ASS
052-6581758-001	MOLLY E NICHOLLS
052-6581784-001	HOLMDEL TOWNSHIP SCH
052-6581850-001	GREENACRE HOMES INC
052-6581859-001	WASHINGTON HOME (THE
052-6581884-001	JACOBSON WAREHOUSE C
052-6581897-001	ONE MOORE LLC

052-6581918-001	LA PROPERTY GROUP LP
052-6582027-001	BASKETBALL PROPERTIE
052-6582073-001	FERGS SPORTS BAR & G
052-6582231-001	JBRI ENTERPRISES, IN
052-6582269-001	NEW BRICKYARD LLC
052-6582290-001	RMH AMERICAN HERITAG
052-6582310-001	PAMELA D. CHAVIS
052-6582349-001	VERMILION CONSTRUCTI
052-6582350-001	L'OREAL USA INC
052-6582373-001	PAUL & ELIZABETHS IN
052-6582404-001	DOLLMAKERS
052-6582406-001	BROWN OIL DISTRIBUTO
052-6582414-001	QUINCY LODGE OF ELK'
052-6582423-001	BUBBLES ENTERPRISES
052-6582435-001	AUTONOMY TECHNOLOGY
052-6582461-001	MIG REALTY ADVISORS
052-6582471-001	R L FAIRLESS INC
052-6582505-001	WALK & RUN FITNESS L
052-6582636-001	R&M INCORPORATED
052-6582764-001	OLVERI ENTERPRISES I
052-6582803-001	STATE LINE FIREWORKS
052-6582823-001	AMERICAN CIVIL LIBER
052-6582829-001	PUROCLEAN RESTORATIO
052-6582847-001	EQUITY PROPERTIES IN
052-6582860-001	CHERAMIE & STENTZ LA
052-6582863-001	BROWN RESTORATION SE
052-6582908-001	BRIGGS & COMPANY, LL
052-6582910-001	SUNBIZ HOSPITALITY,
052-6582920-001	ACHERMAN ASSOCIATIES
052-6582921-001	MCGREGOR MANUFACTURI
052-6582933-001	UNITED SYNAGOGUE OF
052-6582936-001	HANDS ON! INC
052-6582946-001	PALM SPRINGS ANIMAL
052-6582954-001	HILLTOP COMMUNITY CH
052-6588596-001	RESOURCE CENTER
052-6589079-001	IDEAL MEDICAL CENTER
052-6592009-001	RESOURCE CENTER
052-6592009-002	RESOURCE CENTER
052-6593596-001	J ANN MARKETING

052-6683006-001	K S H INC
052-6683016-001	NATIONAL ASSET RECOV
052-6683064-001	ANGELS OF MERCY HOME
052-6683089-001	AMANUEL SIMA, MD. A
052-6683090-001	J-V FARMS, INC.
052-6683147-001	STUMBO HANSON LLP
052-6683200-001	PARK ANAHEIM HEALTH
052-6683201-001	LEONA'S PIZZERIA, IN
052-6683202-001	INTEGRATED HOMECARE
052-6683205-001	STUDIO CITY CONVALES
052-6683278-001	HOUSER SHOES INC
052-6683304-001	ANEW SALON AND SPA,
052-6683348-001	CILLDARA, INC
052-6683351-001	CITY OF GUNTER
052-6683390-001	NANCY G WAYMAN MARSH
052-6683407-001	IA INTERNATIONAL, IN
052-6683529-001	GGM, LLC
052-6683547-001	PONTCHARTRAIN HEMATO
052-6683574-001	T.L.C. CLEANERS, INC
052-6683623-001	WTECHLINK INCORPORAT
052-6683633-001	DANNY P. MALONE ASSO
052-6683637-001	GRUNWALDT & SEMAN PC
052-6683673-001	SLADE LAND USE ENVIR
052-6683676-001	IESI CORPORATION
052-6683728-001	HERITAGE LIBRARY FOU
052-6683730-001	ACTIVE TRANSPORTATIO
052-6683816-001	REINGRUBER & COMPANY
052-6683885-001	1745 REALTY CORP.
052-6683930-001	KENNETH TISA
052-6683962-001	J MCRAW LLC
052-6683965-001	CONNECT THE DOTS
052-6684022-001	LABELTEC, INC.
052-6684081-001	TEXAS WESTERN MANAGE
052-6684085-001	SUMMER WINDS CONDOMI
052-6684090-001	CHEMSTATION CHICAGO
052-6684131-001	NYSARC INC
052-6684137-001	XPRESS PARTNERS LLC
052-6684187-001	CENTER FOR COMMUNITY
052-6684241-001	YOUNG MEN'S CHRISTIA

052-6684292-001	CLASSIC MOTOR INN IN
052-6684308-001	JAMESTOWN PRIMARY CA
052-6684370-001	RAISE FOUNDATION
052-6684378-001	LUCAS DESIGN INTERNA
052-6684414-001	AUTOMOBILE COLLISION
052-6684475-001	WILLIS GERTRUDE GEDD
052-6684490-001	GATES MANAGEMENT SER
052-6684493-001	AWP INC
052-6684561-001	CENTURY 21 CURRAN &
052-6684578-001	KWIK KOPY OF HOUMA L
052-6684633-001	LOREN UY
052-6684667-001	VICTOR TIRES INC
052-6684701-001	SURGICAL CARE AFFILI
052-6684744-001	CHRIST FIRST UNITED
052-6684850-001	GINGER BROWN'S OLD T
052-6684868-001	RELATED MANAGEMENT C
052-6684876-001	L & M EQUITY PARTICI
052-6684900-001	EDDY COUNTY
052-6684908-001	GRIGGS COUNTY SCHOOL
052-6684919-001	GIRARD ENVIRONMENTAL
052-6684922-001	RETURN SHUVU
052-6684925-001	SAN CLEMENTE AUTO CA
052-6684935-001	ARMSTRONG ADVISORY G
052-6684947-001	LITTLE FLOWER PREPAR
052-6684958-001	DENTAL HEALTH GROUP
052-6684966-001	LAW OFFICE OF MATTHE
052-6684967-001	NEW MEXICO MORTUARY
052-6684994-001	MICHELE ZAVOS LAW GR
052-6685105-001	MCKITTRICK LAW OFFIC
052-6685108-001	BOTANICA GROUP LLC
052-6685158-001	COPY RITE LLC
052-6685203-001	LARRY M SHORT AND CI
052-6685205-001	DESIGNED BUSINESS IN
052-6685215-001	RANDYS AUTO BODY INC
052-6685243-001	RIVER CLIPS, LLC
052-6685256-001	HORTON FRUIT CO INC
052-6685258-001	BALKENBUSH MECHANICA
052-6685294-001	YUN & PARK LLC
052-6685302-001	CUTTING TOOLS INC

052-6685323-001	J L ROBERTS MECHANIC
052-6685392-001	FREEZE FURNITURE AND
052-6685440-001	AVON URGENT CARE INC
052-6685454-001	NORTHLAKE RHEUMATOLO
052-6685465-001	BAE LLC
052-6685481-001	SAMPLE MARSHALL LABO
052-6685494-001	GERALD F SHARP P C
052-6685575-001	SOUTHWESTERN CONNECT
052-6685592-001	COLLIERS INTERNATION
052-6685624-001	B & F CABINETS, INC.
052-6685643-001	G & S PARTNERS
052-6685647-001	MOONEYS RELOCATION S
052-6685652-001	COASTAL PLAIN REGION
052-6685669-001	MITCHELL WICKER JR M
052-6685691-001	LIVING STREAMS CHRIS
052-6685706-001	HALPER ASSOCIATES IN
052-6685713-002	DISPUTE MEDIATION SE
052-6685724-001	LOUISIANA CASA ASSOC
052-6685754-001	EFFECTIVE OFFICE ENV
052-6685755-001	OUR LADY OF LOURDES
052-6685794-001	PRIORITY EXPRESS CLE
052-6685870-001	HAVILAND GROUP LLC
052-6685879-001	SIERRA PINES UNITED
052-6685915-001	MARILYN JEAN FORD IN
052-6685939-001	LYTRON INCORPORATED
052-6685940-001	SUPERKIDS CLUB LLC
052-6685949-001	NARODA MEDICAL PLC
052-6685999-001	OAK GROVE PENTECOSTA
052-6686008-001	JUDAH WOOD INC
052-6686015-001	PUBLIC HEALTH SOLUTI
052-6686054-001	ICON COLLISION SERVI
052-6686079-001	PIEDMONT CITY OF
052-6686104-001	HOLY TRINITY PARRISH
052-6686113-001	WESTBROOK MEDICAL CE
052-6686122-001	NORTH JERSEY BOBCAT
052-6686134-001	JILL GREENE
052-6686136-001	BENNIE SMITH FUNERAL
052-6686148-001	WILLWAY INVESTMENT I
052-6686155-001	LEE ENGINEERING & CO

052-6686164-001	BECKWOOD MANOR INC
052-6686174-001	IJAMS NATURE CENTER
052-6686195-001	STOCKDALE TECHNOLOGI
052-6686217-001	SABER HEALTHCARE GRO
052-6686255-001	VILLAS AT ELDORADO
052-6686273-001	INTEGRATION WORKS, L
052-6686291-001	NATURAL PATH HEALTH
052-6686318-001	WISE FIVE INC
052-6686334-001	GLOBAL PROPERTY SERV
052-6686340-001	NOSAWA NEW YORK INC
052-6686347-001	WICOMICO AUTO BODY I
052-6686360-001	CONNECTICUT RETIREME
052-6686364-001	WINGFIELD NEVADA GRO
052-6686370-001	ASSETWORKS INC
052-6686386-001	GOOD SHEPHERD UNITED
052-6686423-001	FAMILY SERVICE AND G
052-6686426-001	MORNINGSIDE BAPTIST
052-6686427-001	DENTAL ASSOCIATES OF
052-6686430-001	WAYNE YOUNG LAW FIRM
052-6686441-001	AIR CARE HEATING & C
052-6686443-001	CCGO LLC
052-6686445-001	PARKER EQUIPMENT COM
052-6686450-001	DANIEL SERRITELLA PH
052-6686466-001	NEW NAME CORPORATION
052-6686472-001	COUNTY OF ADAMS
052-6686481-001	GERRY HOMES INC
052-6686497-001	UNITED SERVICES, INC
052-6686511-001	B H C MONTEVISTA HOS
052-6686530-001	BOBBYS GROUP INC
052-6686538-001	PACIFIC ORTHOPAEDICS
052-6686572-001	KULP FOUNDRY INC
052-6686596-001	J A PUBLISHING CORP
052-6686605-001	LETTERMEN'S CUSTOM E
052-6686613-001	SHAWN DUGGER
052-6686667-001	LPS INTEGRATION INC
052-6686684-001	CRYSTAL SMYTHE
052-6686691-001	THOMAS INTERIOR SYST
052-6686736-001	BIKRAM YOGA DALLAS
052-6686778-001	FUN FIELD DAY CARE &

052-6686788-001	COLEMAN FUNERAL HOME
052-6686806-001	LANDINGS ASSOCIATION
052-6686872-001	COUNTY OF HOUSTON
052-6686881-001	BGBB, INC.
052-6686891-001	OZARK TRI COUNTY HEA
052-6686894-001	STRANCO SOLID WASTE
052-6686912-001	POSH SALON LLC
052-6686915-001	RIVERHEAD TOWN OF
052-6686919-001	TME INC
052-6686949-001	PAUL SCHLEGEL PA
052-6686960-001	KNIGHT ARCHITECTS IN
052-6686985-001	ROBERT K FUTTERMAN &
052-6686996-001	MELANSON REAL ESTATE
052-6687025-001	LIVIANEEN, INC.
052-6687030-001	SPECTRUM QUICK COPY
052-6687054-001	IMMACULATE HEART OF
052-6687062-001	DECATUR BANCSHARES I
052-6687070-001	NORTH GEORGIA CONFER
052-6687071-001	LAW OFFICES OF JOHN
052-6687098-001	ELITE SALON STUDIOS
052-6687112-001	GARY A SINRICH LLC
052-6687130-001	FIVE STAR ENERGY GRO
052-6687169-001	FIRST UNITED METHODI
052-6687193-001	EKA PLANNING SERVICE
052-6687201-001	FRAPPES NORTH INC
052-6687203-001	PARTNERS GROUP LLC
052-6687225-001	SPECIALIZED PHYSICAL
052-6687242-001	WEST GASTROENTEROLOG
052-6687261-001	FIRST BAPTIST CHURCH
052-6687281-001	LAW OFFICES OF HEATH
052-6687311-001	PENNSYLVANIA PAYMENT
052-6687331-001	JACKSON INTERMEDIATE
052-6687348-001	TUCKER LAW GROUP
052-6687355-001	IRA GOOD DBA ALL SEA
052-6687361-001	ENERGYSOLUTIONS LLC
052-6687383-001	THE BAYNES LAW FIRM,
052-6687392-001	ARMIN P. DESCH
052-6687405-001	TN WASTE 1 LLC
052-6687415-001	HARDWOOD FLOORING IN

052-6687420-001	BABYLON CHRISTIAN SC
052-6687421-001	PYUNG I. LEE
052-6687443-001	FICKETT PROPERTY MAN
052-6687450-001	RAPID DIAGNOSTICS IN
052-6687454-001	CONNOR TAX ADVISORY
052-6687455-002	HEARST ARGYLE TELEVI
052-6687460-001	JOHNS CREEK UNITED M
052-6687479-001	COUNTY OF MONROE
052-6687492-001	LAW OFFICES OF GLEN
052-6687493-001	AMERICAS PROPERTY MA
052-6687496-001	ANNE ERWIN REAL ESTA
052-6687501-001	KOREAN MARTIAL ARTS
052-6687513-001	LAW OFFICES OF DAVID
052-6687517-001	AUSTIN ORGANS INC
052-6687518-001	PACIFIC WOODWORKING
052-6687538-001	COMPLETE WIRELESS CO
052-6687548-001	URGENT CARE CLINIC O
052-6687565-001	ROBINSON & ASSOCIATE
052-6687570-001	CITY OF ENGLEWOOD
052-6687580-001	SAGINAW VALLEY AREA
052-6687581-001	DIAMOND TECHNICAL SE
052-6687588-001	MELANIE BONE MD PA
052-6687596-001	GOLDSTEIN AND PECK P
052-6687599-001	TOWN TOPICS INC
052-6687602-001	PERNO, INC. AND NORT
052-6687624-001	WIDMER ENGINEERING I
052-6687632-001	COMMONWEALTH DERMATO
052-6687658-001	CANCER WELLNESS INC
052-6687677-001	NORTHEAST ARKANSAS E
052-6687718-001	BAY STATE TEXTILE IN
052-6687721-001	MATTHEW JAY WARMUND
052-6687728-001	COTTEN INVESTIGATION
052-6687731-001	4 SUCCESS SCHOOLS LL
052-6687744-001	STORMONT VAIL HEALTH
052-6687748-001	ORVIS COMPANY INC
052-6687751-001	GULLETT & COMBS ATTO
052-6687755-001	QUIK KUT DISTRIBUTOR
052-6687757-001	TOWN OF MIDDLEBORO
052-6687759-001	PARAGUS INC

052-6687763-001	IMAPP
052-6687782-001	FLOOD COMMUNICATIONS
052-6687788-001	LOGANSPORT CASS CO P
052-6687792-001	EDWARDS CHEMICALS IN
052-6687794-001	BUFFALO MUSICIANS UN
052-6687803-001	INTERNET TECHNOLOGY
052-6687828-001	AMSERV LTD
052-6687830-001	JAMES MCAULEY
052-6687848-001	PUJOL PRINTING & PU
052-6687863-001	SCHNETZ LANDSCAPE IN
052-6687876-001	DISCOVERY CONSULTING
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052-6687891-001	SIGN GRAPHIX INC
052-6687900-001	THOMAS EDWARD AGENCY
052-6687914-001	YOUNG & ASSOCIATES P
052-6687921-001	MIAMI MAR INC
052-6687926-001	LIVING WATER COMMUNI
052-6687951-001	DAVID GRIFFIN & COMP
052-6687976-001	LAFOURCHE PARISH TOU
052-6687980-001	NORTH AMERICAN BISON
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052-6688000-001	BUFFALOE BILLING & M
052-6688041-001	FCR AC HEATING & REF
052-6688043-001	DIMURO DIMURO & SCUN
052-6688046-001	PRESIDENTIAL CLEANER
052-6688053-001	FOREST HILL CHURCH O
052-6688067-001	TRICON/TOWERWERKS, I
052-6688073-001	BIG TWIN INC
052-6688075-001	BOBBY J HAMPTON
052-6688099-001	ALLIANCE TURNAROUND
052-6688110-001	AMERICAN MEADOWS INC
052-6688111-001	LEARNING CARE GROUP
052-6688116-001	CIVILCORP LLC
052-6688134-001	CITY LUMBER COMPANY
052-6688153-001	DYNAMICS MARKETING I
052-6688153-002	DYNAMICS MARKETING I
052-6688156-001	ALLIANCE HOLDINGS IN

052-6688157-001	CMG FAMILY ENTERPRIS
052-6688177-001	BRIDGEPORT DIOCESAN
052-6688192-001	LUZ LLAMAS
052-6688196-001	RUSSELL GRACE
052-6688210-001	MINNOW CREEK CAFE &
052-6688222-001	DAVIDSON BOWIE & SIM
052-6688244-001	D&M MASONRY INC
052-6688247-001	UNITED WAY OF WELLS
052-6688256-001	SAM PRODUCT MARKETIN
052-6688310-001	WINTZ FUNERAL HOME I
052-6688380-001	REPUBLIC PARKING SYS
052-6688387-001	SENIORS AT HOME INC
052-6688391-001	LESSMEIER & WINTERS
052-6688430-001	IMPRESSION ARTS INC
052-6688448-001	MERIDIAN BEHAVIORAL
052-6688449-001	PROFESSIONAL ACCESS
052-6688472-001	COASTAL DISCOVERY MU
052-6688502-001	S.A.M. GRAPHICS, INC
052-6688510-001	STEEN WAEHLER & SCHR
052-6688511-001	APPROVED BOILER REPA
052-6688515-001	AAA SIGNAGE INC
052-6688520-001	CENTURY RUBBER COMPA
052-6688541-001	O GAY ELMORE JR
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052-6688545-001	TOWN OF KILLEN
052-6688582-001	BETTER PACKAGES INC
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052-6688624-001	CAL PACKING & STORAG
052-6688645-001	REVITALIZE AUTO RECO
052-6688649-002	K.C. WASTE CONTAINER
052-6688659-001	HERITAGE MELROSE REA
052-6688665-001	AMERICAN K-9 COUNTRY
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052-6688696-001	JOHN MINER
052-6688698-001	CARUTHERS & WOLVERTO
052-6688701-001	SHELBY AVENUE BAPTIS
052-6688702-001	NAPSTER INC
052-6688709-001	FRANCISCAN BROTHERS

052-6688710-001	SIOUX CENTER CITY OF
052-6688713-001	WEBOPS LLC
052-6688741-001	INDENT METALS LLC
052-6688748-001	VILLA SAN MARCOS COM
052-6688755-001	BARBERMCMURRAY ARCHI
052-6688756-001	APEX FAMILY CORPORAT
052-6688761-001	HYE CLEANERS INC
052-6688764-001	SMITHS ENTERPRISES I
052-6688784-001	SGE CORPORATION
052-6688794-001	SARATOGA COUNTY PRES
052-6688800-001	MOLLY MAGUIRES IRISH
052-6688805-001	HOPKINS LAW GROUP LL
052-6688809-001	COUNTY OF CRAIGHEAD
052-6688810-001	JUST LIKE YOU POST M
052-6688811-001	WIZTIX SYSTEMS LLC
052-6688819-001	ROY JONES
052-6688846-001	GO KIDS INC
052-6688849-001	ROBERTS AUTO REPAIR,
052-6688863-001	CITY OF MOUNT HOPE
052-6688869-001	GREEN VALLEY UNITED
052-6688881-001	CAROUSEL SOCIETY OF
052-6688884-001	EXITFLEX USA INC
052-6688896-001	H & S PERFORMANCE, L
052-6688897-001	CEDARS NURSING CARE
052-6688899-001	CEDARS NURSING CARE
052-6688917-001	WILSANDRA CONSTRUCTI
052-6688954-001	SUE JONES ENTERPRISE
052-6688983-001	MLP SEATING CORP
052-6689004-001	TALLAHASSEE FEDERAL
052-6689010-001	YAKIMA SCHOOL DISTRI
052-6689028-001	TASTY BRANDS INC
052-6689029-001	U.S. GOLD GYMNASTICS
052-6689038-001	WALMAC INDUSTRIES, I
052-6689056-001	GOOD RADIO TV LLC
052-6689071-001	NORTH PARK BAPTIST C
052-6689072-001	EMERGING HEALTH INFO
052-6689073-001	SEQUOUAH HOSPICE INC
052-6689081-001	MARU INC
052-6689091-001	ESSEX REALTY MANAGEM

052-6689096-001	CRAIG L GARRETT ATTO
052-6689099-001	DR JAHED E SALIBA
052-6689115-001	SOHOS ENTERPRISES LL
052-6689117-001	FRANK FILISKY LLC
052-6689124-001	JOSIE OF BLOOMINGTON
052-6689126-001	RHODES PHYSICAL THER
052-6689130-001	C BROWN TRUCKING INC
052-6689141-001	SHINE MEDIA CORP
052-6689142-001	CASE MANAGEMENT PROF
052-6689149-001	ENDOSCOPY CENTER OF
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052-6689156-001	CONTEMPORARY MEDIA I
052-6689172-001	JOHN I HAAS INC
052-6689190-001	DAN KULLMAN
052-6689193-001	CITY OF ENTERPRISE
052-6689199-001	SKIPPERVILLE UNITED
052-6689205-001	BIG LOUD SHIRT INDUS
052-6689208-001	C A HOWELL AND COMPA
052-6689217-001	JDI DATA CORPORATION
052-6689231-001	TOWER MEDICAL CENTER
052-6689238-001	BRIDGEPORT CITY OF d
052-6689249-001	TIC PROPERTIES MANAG
052-6689268-001	AMERICAN HEALTH LLC
052-6689272-001	WAYNES REALTY
052-6689292-002	AFTER HOURS MEDICAL
052-6689324-001	ODENWALD & ODENWALD
052-6689338-001	FIRST BAPTIST CHURCH
052-6689381-001	SANFORD MANOR APARTM
052-6689390-001	GARRY D. DAVIS
052-6689407-001	TOWN OF MILTON
052-6689411-001	DAVID J HARRISON INC
052-6689417-001	AAA CELLULAR OUTLET
052-6689424-001	THE FOCUSED ULTRASOU
052-6689454-001	FIDELITY INVESTMENTS
052-6689455-001	JOHN J JERUE TRUCK B
052-6689456-001	EDULENCE CORPORATION
052-6689460-001	FRANKLIN COUNTY BAPT
052-6689468-001	MAX HAYES PLUMBING &
052-6689472-001	EMMANUEL EVANGELICAL

052-6689481-001	VOSSLOH SCHWABE INC
052-6689482-001	C & M AUTOMOIVE
052-6689484-001	ROBERT GIORDANO
052-6689492-001	J M LORD INC
052-6689500-001	BRIERWOOD COURT
052-6689504-001	GREG LEISLE DDS
052-6689524-001	SICHENZIA ROSS FRIED
052-6689535-001	CHRIST CHURCH
052-6689547-001	CENTER PACKAGING INC
052-6689552-001	DIGIRAD ULTRASCAN SO
052-6689567-001	PAUL M ZAGARIS INC
052-6689569-001	NATIONAL STRAND PROD
052-6689582-001	ALLRIGHT SERVICES, I
052-6689591-001	GENERAL ENERGY CORP
052-6689593-001	EQUIVISE LLC
052-6689608-001	KNOXVILLE RUBBER & G
052-6689617-001	HOUSTON COUNTY BOARD
052-6689636-001	ANAHEIM HILLS SHELL,
052-6689638-001	CONCORD & LEXINGTON
052-6689650-001	INDIANA LIFE SCIENCE
052-6689652-001	KELT GROUP LLC
052-6689656-001	BEAUMONT CARPET CLEA
052-6689663-001	CONSOLIDATED UNION I
052-6689681-001	USA SIGNS OF AMERICA
052-6689689-001	NORTHEASTERN WASHING
052-6689702-001	TIMOTHY A FISCHER PA
052-6689703-001	HARRY W HAWLEY INC
052-6689706-001	TOWN OF DEERING
052-6689711-001	SILVER CREEK MORTUAR
052-6689713-001	RED CARPET EMPLOYMEN
052-6689716-001	TLH PROJECT MANAGEME
052-6689724-001	ALCORN COUNTY FARM B
052-6689733-001	AEROSHEAR AVIATION S
052-6689740-001	CAMEO AUTO BODY INC
052-6689745-001	PROVIDENCE HEALTH SY
052-6689748-001	MARYLAND GOLF & COUN
052-6689771-001	COMMUNICATIONS TEST
052-6689772-001	PREMIER PLUMBING, IN
052-6689780-001	ACCURATE IMPORTS COR

052-6689786-001	CHAD D. WADDELL
052-6689796-001	JOSEPHINE ESTRADA
052-6689806-001	SUMNER COUNTY HOSPIT
052-6689807-001	SOUTHWIND MEDICAL SP
052-6689809-001	AURORA PRODUCTIONS I
052-6689829-001	STRAWBERRYFROG LLC
052-6689849-001	POWER FLO TECHNOLOGI
052-6689859-001	SUTHERLAND SCHERFF &
052-6689882-001	INSTITUTE OF HEALTH
052-6689892-001	MID AMERICA MANAGEME
052-6689897-001	CARLSBAD USD & T INC
052-6689899-001	POWDER RIVER HEATING
052-6689902-001	NORTH SHORE CATARACT
052-6689903-001	ABBOTT & SMITH PC
052-6689910-001	NEW HAVEN YOUTH AND
052-6689912-001	STONEHENGE PARTNERS
052-6689918-001	CRYSTAL GREENS LANDS
052-6689924-001	DONALDSON KERSHAW AN
052-6689949-001	C DOX LLC
052-6690012-001	PERENNIAL PROPERTIES
052-6690031-001	ADVANCED BEAUTY CONC
052-6690036-001	BIANCHI'S SALON, INC
052-6690041-001	GERALD A. BUFFINGTON
052-6690045-001	ATZA GOOD PIZZA, LLC
052-6690049-001	BERRY HILLS COUNTRY
052-6690053-001	FOREIGN AID, INC.
052-6690063-001	COLLIERS INTERNATION
052-6690063-002	COLLIERS INTERNATION
052-6690082-001	ABRI CO INC
052-6690091-001	RJM RESTAURANT CORPO
052-6690098-001	NEW ENGLAND ELECTRIC
052-6690110-001	BREASTLINK MEDICAL G
052-6690117-001	PORT JEFFERSON COLLI
052-6690118-001	L-K VETERINARY SURGE
052-6690149-001	WASHINGTONVILLE CENT
052-6690158-001	EASTGATE BAPTIST CHU
052-6690163-001	ANIMAL SAMARITANS SO
052-6690168-001	HOBAN & ASSOCIATES I
052-6690172-001	CUSTOM CREATIONS, IN

052-6690183-001	JAMES LEE MD PA
052-6690234-001	JOHN HARE
052-6690244-001	SEAFIELD SERVICES IN
052-6690249-001	GREATER FAIRFIELD CO
052-6690253-001	COLONIAL PHYSICAL TH
052-6690267-001	YOUNG MENS CHRISTIAN
052-6690297-001	WEST HODSON LUMBER C
052-6690310-001	CIRCLE CITY TELCOM I
052-6690336-001	ALTERNATIVE INCARCER
052-6690345-001	RICHARD M DELSIGNORE
052-6690346-001	JETBROADBAND VA LLC
052-6690350-001	CHURCH OF GOD
052-6690357-001	HOUGH GUIDICE & ROSE
052-6690374-001	THE IMPRESSION MAKER
052-6690377-001	AMERISTAR MEATS INC
052-6690391-001	FACTORY CONNECTION L
052-6690395-001	AUTO SUPPLY COMPANY
052-6690399-001	CHARLES E WILSON MD
052-6690401-001	ROEL GARCIA
052-6690403-001	GASTROENTEROLOGY & H
052-6690419-001	BAPA CORPORATION
052-6690423-001	STONE & CONNOLLY PA
052-6690424-001	ORLIN & COHEN ORTHOP
052-6690434-001	RELATED COMPANIES IN
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052-6690451-001	EAST WEST HOLISTIC M
052-6690460-001	DELOS INC
052-6690472-001	IGLESIA NI CHRISTO
052-6690484-001	FAIRFIELD RESIDENTIA
052-6690485-001	METRO WATER FILTER O
052-6690499-001	DIOCESE OF METUCHEN
052-6690517-001	FIRST NATIONAL BANK
052-6690538-001	MNC1 LLC
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052-6690544-001	XIAO MEI ZENG MD PA
052-6690549-001	BEAL & VOLLENWEIDER
052-6690575-001	WIENS REAL ESTATE VE
052-6690582-001	LTAC HOSPITAL OF GRE
052-6690597-001	MONROE HOSPITAL LLC

052-6690599-001	WINZONE REALTY INCOR
052-6690613-001	ATLANTIC ORTHODONTIC
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052-6690690-001	JEFFERSON FEDERATION
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052-6690700-001	P A MCGUIRE CONSTRUC
052-6690701-001	DOUG'S REFRIGERATION
052-6690707-001	CONGREGATIONAL CHURC
052-6690724-001	ARG, LLC
052-6690731-001	WOLVERINE BANK
052-6690733-001	ARTFUL ENTERPRISES I
052-6690738-001	WILLIAM J MCVICKER
052-6690745-001	AZTECA DESIGNS, INC
052-6690752-001	AGAPE FELLOWSHIP MIN
052-6690754-001	MORGAN WHITE GROUP I
052-6690769-001	DAUNTLESS INDUSTRIES
052-6690772-001	HOME & LEISURE, INC.
052-6690781-001	EMERGENCY DESIGN INC
052-6690784-001	TRON AIR INC
052-6690790-001	SENIOR CARE GROUP, I
052-6690792-001	WILLIAMS FIREPLACES
052-6690808-001	YMCA OF NORTHWEST NO
052-6691715-001	MYRIAD ENGINEERING,
052-6691805-001	WINDERMERE REAL ESTA
052-6693254-002	C. JONES TRUCKING LL
052-6693734-001	MACATAWA BANK CORPOR
052-6693780-001	US WATER SERVICES CO
052-6694486-001	COUNTY OF SACRAMENTO
052-6697922-001	RALPH J. LAGUARDIA,
052-6734462-004	CACI, INC. - FEDERAL
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052-6789962-001	OPTIMA INDUSTRIAL ME
052-6790814-001	WACCANAW PUBLISHERS
052-6790815-001	COMMERCIAL WAREHOUSI
052-6790818-001	BALCH & BINGHAM LLP
052-6790826-001	ASSTIK CORPORATION
052-6790827-001	RICKY REED
052-6790830-001	SIXTH MOUNT ZION BAP
052-6790832-001	YANKTON MEDICAL CLIN
052-6790840-001	CAL AMERICA EDUCATIO
052-6790854-001	SHELTER ISLAND YACHT
052-6790856-001	BUTT OTRUBA OCONNOR
052-6790865-001	CONCORD ALDON INDUST
052-6790867-001	S & V GENERAL SUPPLY
052-6790870-001	SUN BELT HEAVY HAULE
052-6790872-001	ERIC RYAN CORPORATIO
052-6790875-001	CITY WIDE PAVING INC
052-6790887-001	WAYNE ENGEL CPA
052-6790901-001	ICE HARBOR BREWING C
052-6790901-002	ICE HARBOR BREWING C
052-6790904-001	PADDOCK PUBLICATIONS
052-6790910-001	SENTRY AEROSPACE COR
052-6790914-001	AIR MANAGEMENT GROUP
052-6790925-001	LESLIE COUNTY
052-6790927-001	LESLIE COUNTY
052-6790931-001	JOHN TESTAIUTI
052-6790944-001	FAMILY SUPPORT INC O
052-6790957-001	THE LAUER APPRAISAL
052-6790974-001	ALL GLASS SYSTEMS IN
052-6790980-001	LOGISTICS WAREHOUSE
052-6790983-001	OUR LADY OF PRESENTA
052-6790992-001	AUTOMOBILE CLUB OF U
052-6791012-001	AIR PURCHASES OF NEW
052-6791020-001	EPISCOPAL CHURCH OF
052-6791067-001	TRANSWAVE COMMUNICAT
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052-6791105-001	RIJOICE LLC
052-6791116-001	TURLOCK FRUIT CO

052-6791127-001	SANDRA CARPENTER & A
052-6791129-001	JON STEVEN PORTER
052-6791130-001	SHIPP CHEMICAL CO IN
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052-6791173-001	ACORN GROUP, INC.
052-6791175-001	FIRST FEDERAL BANKSH
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052-6791187-001	SUSANNE GRACE DUANE
052-6791189-001	HANSEN REALTY LLC
052-6791195-001	VAUGHN COLLEGE OF AE
052-6791198-001	CHAUTAUQUA STRIDERS
052-6791200-001	FIRST BAPTIST CHURCH
052-6791203-001	FIRST PRESBYTERIAN C
052-6791206-001	COUNTY OF CHASE
052-6791209-001	ERA DAWSON BRADFORD
052-6791236-001	INNOVATIVE MEDICAL P
052-6791247-001	CW & RW LLC
052-6791254-001	RIVERBEND BAPTIST CH
052-6791257-001	MIDDLETOWN CHRISTIAN
052-6791266-001	SMITH PACKETT MED CO
052-6791271-001	UNLIMITED RENT-ALLS,
052-6791272-001	PERRYMAN BUILDING AN
052-6791281-001	RMS PLUMBING INC
052-6791289-001	SCHOLASTIC ACADEMY I
052-6791295-001	COMMUNICATIONS CONST
052-6791299-001	ASTORNANDO, INC.
052-6791302-001	AYINTOVE ASSOCIATES
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052-6791314-001	LARRY ESSARY
052-6791318-001	FORE PAR GROUP INC
052-6791325-001	20/20 RESEARCH INCOR
052-6791331-001	LOVEJOY REALTY INC
052-6791332-001	ST LUKE SCHOOL
052-6791338-001	POLICE ATHLETIC LEAG
052-6791340-001	THERAPISTS SERVICES
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052-6791356-001	POINTE GOLF CLUB LTD
052-6791376-001	MEGA CONCRETE INC
052-6791425-001	WEST HODSON LUMBER C
052-6791426-001	WEST HODSON LUMBER C
052-6791429-001	JEHN FINANCIAL LTD
052-6791431-001	APPLETREE ACADEMY IN
052-6791442-001	GLOVIS ALABAMA LLC
052-6791449-001	HUSS LLC
052-6791462-001	UNITED STATES LIME &
052-6791467-001	AMERICAN TECHNICAL M
052-6791471-001	NORTHEAST BEHAVIORAL
052-6791483-001	KHAN GROUP LLC
052-6791491-001	COSMECARE TECH INT'L
052-6791492-001	NORTHEAST DIVERSIFIC
052-6791506-001	DAVID INGRAM
052-6791522-001	GALEN COMMUNICATIONS
052-6791538-001	MITCHELL GROCERY COR
052-6791576-001	EAGLE POINTE MANAGEM
052-6791616-001	FIRST BAPTIST CHURCH
052-6791617-001	EMPORIA INVESTMENTS
052-6791620-001	DEL MAR FINANCIAL PA
052-6791621-001	IN MOTION LLC
052-6791638-001	THE AFRA GROUP INC
052-6791641-001	ORTHOPEDIC ASSOCIATE
052-6791647-001	SOUTH YUBA CLUB INC
052-6791649-001	SPM RESORTS INC
052-6791656-001	TREND 2000 REAL ESTA
052-6791662-001	LA GROTTE INN INC
052-6791664-001	OUTLET BROADCASTING
052-6791725-001	DRIVELINE FABRICATIO
052-6791726-001	OUTSIDE HEATING INC
052-6791745-001	KINGS WOODS OWNERS C
052-6791748-001	CROSS TOWNE CENTER H
052-6791774-001	MGD LEGAL SUPPORT SE
052-6791787-001	ROLLS ROYCE COMMERCI
052-6791788-001	CORNELLOUS STREET GR
052-6791791-001	STAYNER BATES AND JA
052-6791817-001	VIDOR CHURCH OF CHRI
052-6791818-001	GTI SPINDLE TECHNOLO

052-6791825-001	CLARKS BARBECUE INC
052-6791833-001	BRUKETTA ACCOUNTING
052-6791845-001	REVLON RESEARCH CENT
052-6791851-001	PACIFIC SLEEP DISORD
052-6791859-001	S & G REPAIR INC
052-6791871-001	PIXEL LIBERATION FRO
052-6791873-001	PRESTIGE SPAS INC
052-6791874-001	AEROSPACE TECHNOLOGI
052-6791875-001	TOWN & COUNTRY REALT
052-6791881-001	CITY OF DOTHAN
052-6791893-001	CENTRAL STATES TRUCK
052-6791899-001	KELLEY BROTHERS LLC
052-6791923-001	J M BARRETT & CO INC
052-6791931-001	GUILLORY SCOTT & ASS
052-6791943-001	ABINGTON MEMORIAL HO
052-6791946-001	CHANDLER HALL HEALTH
052-6791952-001	FOOTHILLS FAMILY MED
052-6791953-001	MANIFEST SOLUTIONS L
052-6791954-001	JAMES TINNELLY dba J
052-6791975-001	FAST TRACK CATERING
052-6791977-001	A M TODD COMPANY
052-6792022-001	BUDGET OFFICE FURNIT
052-6792026-001	TMT EXCEL COMMUNICAT
052-6792031-001	GOLDSTAR HEALTHCARE
052-6792035-001	VALLEY AUTOMOTIVE IN
052-6792043-001	KESLING FUNERAL HOME
052-6792053-001	RUSSELLVILLE HOSPITA
052-6792083-001	HEART CLINIC
052-6792087-001	VALLEY UNIQUE ELECTR
052-6792094-001	C 21 NORWICH LLC
052-6792122-001	IMMACULATE HEART OF
052-6792124-001	SHILOH CHURCH OF GOD
052-6792134-001	KEITH A JACKSON MD L
052-6792139-001	SCOTT SULLIVAN STREE
052-6792163-001	PALO ALBUMS INC
052-6792171-001	SHEILA PROPERTIES IN
052-6792179-001	LIGHTING POWER SOLUT
052-6792183-001	INTERNATIONAL GYMNAS
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052-6792210-001	DONS JEWELRY INC
052-6792227-001	PRESCOTT ASSOCIATES
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052-6792334-001	DWG & ASSOCIATES INC
052-6792346-001	SOCATA NORTH AMERICA
052-6792347-001	R C ROBERTS & CO
052-6792353-001	TOWN OF WRIGHT
052-6792417-001	NU AGIN INC
052-6792418-001	ALL AMERICAN ENTERPR
052-6792452-001	LAS CASAS III
052-6792453-001	ALMOST HOME SENIOR S
052-6792473-001	GROWTH ENERGY
052-6792476-001	EQUIS HOSPITALITY MA
052-6792496-001	FAIR HOUSING CENTER
052-6792511-001	PAY NET SOLUTIONS IN
052-6792533-001	GREATER LITTLETOWN A
052-6792535-001	PRINCE OF PEACE LUTH
052-6792542-001	FRENCH COLOR & FRAGR
052-6792546-001	PANTEX ENNERFLO SYST
052-6792576-001	STERLING NATIONAL BA
052-6792589-001	JACOBS GLASS INC
052-6792593-001	2C RESTAURANTS, INC.
052-6792599-001	CHILD DEVELOPMENT PR
052-6792625-001	ASSET INTERNATIONAL
052-6792671-001	TOWNSHIP OF BARRETT
052-6792672-001	WOODRIDGE COUNSELING
052-6792675-001	GLENNVILLE UNITED ME
052-6792683-001	PERALES AND FERNANDE
052-6792691-001	PERRYWOOD GARDEN ASS
052-6792699-001	BRIXHAM MONTESSORI F
052-6792728-001	XTERN SOFTWARE INC
052-6792737-001	SALS AIRCRAFT CYLIND
052-6792752-001	DOGMODE LLC
052-6792757-001	INTEGRATED OPTICAL S
052-6792772-001	KEN WALLGREN INSURAN
052-6792786-001	COOPER KATZ & COMPAN
052-6792816-001	BARBARA REDMAN ENTER
052-6792822-001	IMMACULATE HEART OF
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052-6792839-001	METABOLIC MAINTENANC
052-6792842-001	NORTHGATE GARDENS CO
052-6792898-001	HOME CARING LLC
052-6792914-001	MY T KING LLC
052-6792916-001	ALABAMA AIRCRAFT IND
052-6792921-001	TIMOTHY E GORDON MD
052-6792926-001	MARSHALL COUNTY FEDE
052-6792962-001	EARTH'S RESOURCES, I
052-6792964-001	FIRST UNITED METHODI
052-6792968-001	WADE CARY ENTERPRISE
052-6793006-001	ALPHA SAFETY LLC
052-6793032-001	DAMICO GRIFFIN & PET
052-6793057-001	VISION FINANCIAL COR
052-6793065-001	WILKINSON REAL ESTAT
052-6793082-001	NATIONAL MULTIPLE SL
052-6793083-001	JURRENS INC
052-6793122-001	SDT WASTE & DEBRIS S
052-6793125-001	DEBORAH DAY MA
052-6793135-001	COOPER'STOWN PHOENIX
052-6793138-001	COHEN BERGEN GREENBA
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052-6793159-001	HEALTH PLAN OF SAN M
052-6793170-001	PEAK GYMNASTICS & FI
052-6793181-001	CHAPMAN RACING PRODU
052-6793183-001	HEALTH SOUTH NEW ENG
052-6793198-001	TOWN OF JERICHO
052-6793199-001	SOUTH LYON COMMUNITY
052-6793203-001	BERNARDUS LLC
052-6793226-001	ST JOSEPH SCHOOL
052-6793229-001	ROMAN CATHOLIC DIOCE
052-6793235-001	HUDSON PRINTING INC.
052-6793238-001	NEW FOUNDATIONS INC
052-6793240-001	OANKAAR INC
052-6793246-001	OUR LORD OF MERCY CA
052-6793264-001	SOUTH FLORIDA WINDOW
052-6793277-001	ESCAMBIA COMMUNITY C
052-6793285-001	PRINZI AND CO
052-6793302-001	CAPITAL HARDWARE SUP
052-6793407-001	MANUFACTURING SYSTEM

052-6793414-001	BRENTMOOR DEMAR-SPVE
052-6793420-001	BRENTMOOR MCKNIGHT-S
052-6793447-001	ROLLA PIZZA I, INC.
052-6793449-001	MCDONALD & ASSOCIATE
052-6793452-001	CONNOR REAL ESTATE
052-6793464-001	BUFFALO CITY TOUR FO
052-6793469-001	TOP TIRE LLC
052-6793477-001	YOO'S GENERAL AUTO S
052-6793500-001	ORTHOPEDIC & SPORT R
052-6793514-001	LUCKY DUCK KITCHEN,
052-6793529-001	ENDOSCOPY CENTER OF
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052-6793580-001	NORTHERN PALLET SUPP
052-6793604-001	DAUPHIN ISLAND PROPE
052-6793606-001	SC FASTENING SYSTEMS
052-6793641-001	METAL CONNECTIONS IN
052-6793700-001	LINCOLN PARK UNITED
052-6793703-001	SW THOMAS CONSULTANT
052-6793708-001	MAPLES TRUCKING INC
052-6793716-001	GOT BOOKS INC
052-6793720-001	A & P VENTURES LLC
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052-6793739-001	SHAHI ASSOCIATES INC
052-6793803-001	ROMAN CATHOLIC CHURC
052-6793809-001	G & B ACCOUNTING SER
052-6793869-001	OGARA SAFETY & SECUR
052-6793870-001	MARIO VALENCIA
052-6793872-001	HUMES FUNERAL HOME E
052-6793880-001	DESERT MISSION INC
052-6793887-001	WABASH COUNTY CONVEN
052-6793921-001	539 ABSECON BOULEVAR
052-6793942-001	KEYSTONE STAFFING SE
052-6793985-001	CITY OF NISSWA
052-6794001-001	D & D DISTRIBUTING L
052-6794038-001	CONTINENTIAL NATIONA
052-6794044-001	FOUR STAR SECURITY &
052-6794050-001	BAY PARKWAY MANAGEME
052-6794062-001	ALICIA TOWN CENTER S
052-6794064-001	WILKES PUBLISHING CO

052-6794065-001	CONSUMER CREDIT COUN
052-6794076-001	TRIAL EXHIBITS INC
052-6794097-001	NORTHSHORE ANIMAL HO
052-6794105-001	NORTH MIAMI ASSEMBLY
052-6794114-001	COLDWELL BANKER PLOU
052-6794196-001	CLARK AND RICHARDS L
052-6794207-001	ALLOY & STAINLESS FA
052-6794210-001	OVERTON SAFETY TRAIN
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052-6794215-001	ACTIVE DAY INC
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052-6794231-001	TOWN OF WEBBERS FALL
052-6794249-001	CAPSTONE EDUCATIONAL
052-6794258-001	MAIN SECURITY SURVEI
052-6794270-001	JILL GONZALES ATTORN
052-6794285-001	SHARON D BRAMLETT AT
052-6794297-001	DIVINE PROVIDENCE CH
052-6794308-001	APARTMENT ASSOCIATIO
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052-6794317-001	LUTHERAN CHURCH OF R
052-6794321-001	SCREEN PRINTERS DESI
052-6794351-001	CHRIST UNITED METHOD
052-6794365-001	CENTURY 21 SIGNATURE
052-6794368-001	PREFERRED CONTRACTOR
052-6794390-001	STEVEN F MCCLURE ATT
052-6794394-001	AUTUMN NURSING HOME
052-6794401-001	EDWARD G TENIENTE JR
052-6794445-001	KOIFMAN CPA & ASSOC
052-6794451-001	HARBER LAMAN LLC
052-6794460-001	WALTERS SERVICES INC
052-6794460-002	WALTERS SERVICES INC
052-6794461-001	GEODIS AMERICA INC
052-6794482-001	ASC PROFILES INC
052-6794485-001	EXTREME TECHNOLOGIES
052-6794498-001	VALLEY AIR CONDITION
052-6794519-001	HARRIS COUNTY SCHOOL
052-6794529-001	QUALITY OIL COMPANY
052-6794552-001	CAPROCK PRINTING LLP
052-6794565-001	CALIFORNIA SUITES IN

052-6794574-001	NEWBURYPORT MEDICAL
052-6794579-001	VOLO AVIATION LLC
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052-6794660-001	DR JAYS INC
052-6794673-001	BILL WHORFF INC
052-6794679-001	GULF COAST CHAPTER N
052-6794681-001	FOVEONICS IMAGING TE
052-6794696-001	HILL TOP BAPTIST CHU
052-6794705-001	S & H PROPERTIES LLC
052-6794729-001	SHILLINGTON BOX COMP
052-6794743-001	HOMEWOOD INCORPORATE
052-6794779-001	LORI CIANCIULLI
052-6794802-001	DOCTOR ROUSE NATURAL
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052-6794845-001	D & S MARINE SERVICE
052-6794846-001	AMERICAN NEEDLE INC
052-6794865-001	EXTREME CABLING INC.
052-6794872-001	JASONS CLEANERS
052-6794913-001	LANDMARK REAL ESTATE
052-6794925-001	CERTIFIED GLASS CORP
052-6794951-001	CAPITOL ALLERGY CLIN
052-6795063-001	NEW HORIZON FINANCIA
052-6795067-001	SOUTHERN LIVING REAL
052-6795128-001	CEDAR CREEK AT KINGS
052-6795163-001	ATDJ CORP
052-6795195-001	GROUP ITALIAN RESTAU
052-6795224-001	AUSTIN FAMILY MENTAL
052-6795254-001	FIRST CHRISTIAN CHUR
052-6795276-001	CYPRESS TRACE APARTM
052-6795281-001	MILESTONE CONSTRUCTI
052-6795286-001	OLIVER H VAN HORN CO
052-6795322-001	BENNIES TOWING INC
052-6795329-001	H ALAN WELLES REAL E
052-6795339-001	NETECH CORPORATION
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052-6795633-001	HELMS LAW FIRM PC TH
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052-6795685-001	MALLEY SURGICAL WEIG
052-6795733-001	WOMENS HEALTHPARTNER
052-6795741-001	LAW OFFICE OF HARRY
052-6795753-001	HARVEST PRESBYTERIAN
052-6795758-001	YACHT CLUB OF MARCO
052-6795760-001	CONNECTICUT COACH CO
052-6795813-001	SANDRA K HELM CPA
052-6795819-001	INTEGRITY ADJUSTERS
052-6795856-001	MISSOURI DEPARTMENT
052-6795868-001	KEVIN P GREENE MD &
052-6795888-001	VISION HOSPITALITY G
052-6795898-001	NAIOP SOUTH FLORIDA
052-6795913-001	BLAYLOCK LAW FIRM LL
052-6795923-001	KEMPO MARTIAL ARTS D
052-6795924-001	HAVENER ENTERPRISES
052-6795929-001	SAMER SAIEDY MD
052-6795937-001	NEW ENGLAND COUNSELI
052-6795947-001	HEADS UP HAIR CARE I
052-6795953-001	RONALD MCDONALD HOUS
052-6795962-001	LANDEN MANAGEMENT LL
052-6795996-001	JAMES P HURLBUTT
052-6795997-001	HOLY ANGELS CHURCH I
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052-6796056-001	AVALON VILLAGE LLC
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052-6796337-001	ACE AUTO ELECTRIC
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052-6796414-001	MUELLER INC
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052-6796442-001	WELL SPRING RESOURCE
052-6796452-001	PHYSICIANS GROUP OF
052-6796496-001	ATLANTIC MEDICAL PC
052-6796501-001	KIDS BEHAVIORAL HEAL

052-6796541-001	GENERAL BOARD OF THE
052-6796574-001	NEW ENGLAND WOMEN CE
052-6796683-001	CARL N TRIPICIAN
052-6796684-001	CAMPBELL DENTAL LLC
052-6796793-001	THE SWAPPER
052-6796831-001	STILL WATERS UNITED
052-6796914-001	WHITFIELD TRAILER LE
052-6796993-001	CONTROL DESIGN & INT
052-6797002-001	SLON MEDICAL INSTRUM
052-6797243-001	H & E EQUIPMENT SERV
052-6797354-001	MCM GENERAL CONTRACT
052-6797432-001	CHANDLER CONSTRUCTIO
052-6797561-001	AUTO CLINIC OF OKLAH
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052-6797719-001	CARMACUATRO LLC
052-6797749-001	RPL PROPERTIES LLC
052-6798303-001	ALDERGROVE PLUMBING
052-6799362-002	MIDSTATE TRANSPORT L
052-6801251-001	FISHMAN & ROTH, LLP
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052-6873962-001	ONCOLOGY & HEMATOLOG
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052-6994252-001	SHORE OPTICAL INC.
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052-7014236-001	ARIZONA SANITATION S
052-7014395-001	EXPRESSWAY OFFICE SO
052-7014865-001	IDEAL IMAGE INC
052-7015731-004	NAPA-SONOMA VINEYARD
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052-7045654-001	LEONE EQUESTRIANS, I
052-7056785-001	HEARTMATH, LLC

052-7071462-001	QMEDTRIX SYSTEMS, IN
052-7071662-001	MARIO MARTINEZ
052-7091161-001	COMPREHENSIVE PAIN M
052-7091164-001	BRADLEY TANKS, INC.
052-7093315-001	LAZY Q FISH RANCH, L
052-7094059-001	DANIEL UTILITY CONST
052-7112562-002	PAGE ONE ENTERPRISES
052-7124662-001	THE ROMAN CATHOLIC A
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052-7570363-001	SLOCUM DEVELOPMENT C
052-7608254-001	JERSEY CITY DENTAL S
052-7614747-001	MAILNET SERVICES, IN
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052-7670763-001	JU HYON SIN
052-7677363-001	CONNECTICUT LIMOUSIN
052-7677863-001	JACK'S CARWASH COMPA
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052-7729464-001	L & J MATTSON CO.
052-7743964-001	PORTOSAN COMPANY, IN
052-7744964-001	JULIUS A. RIVERA
052-7763896-003	FIBER COMPOSITES, LL
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052-7827647-002	ARKO VEAL COMPANY, I
052-7836065-001	HURCKMAN MECHANICAL
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052-7939765-001	GREATER AUBURN-GRESH
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052-7961165-001	SKY CLIMBER, LLC
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052-7982675-002	THE CAROLINA PLUM, I
052-7998165-001	HENKEN ORTHODONTIC D
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052-8032192-001	CHILDREN FIRST MEDIC
052-8032278-002	AMERICAN DIAGNOSTIC
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052-8034605-002	ABBOTT RENTAL SERVIC
052-8035095-001	JEFFREY BEARY
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052-8036765-002	NOREL SERVICE CO., I
052-8037145-001	MARINER, L.L.C.
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052-8038710-001	SOUTHPARKGRAPE, LLC
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052-8038954-001	CONCRETE EXPRESS, IN
052-8039057-001	MEADOWBROOK LANES, I
052-8039091-001	Q-81, LLC.
052-8039181-001	PLVIEW, LLC.
052-8039208-001	GOLDEN CANNOLI SHELL
052-8039213-001	BONO UNLIMITED, LLC
052-8039239-001	ORANGE COUNTY BAGEL
052-8039368-001	LILLIAN AUGUST DESIG
052-8039381-001	DSKM GROUP, LLC (THE
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052-8039485-001	INDOOR SPORTS LLC
052-8039499-003	KB PIZZA, INC
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052-8039708-001	R. MARK MATHIAS, D.D
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052-8039958-001	A GUY NAMED MOE-WEST
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052-8040020-001	SAHNI BROS., INC.
052-8040040-001	BOONE ENTERPRISES, I
052-8040052-001	LOW COUNTRY PIZZA IN
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052-8040061-001	KERRY SISK
052-8040081-001	LAUNDRY CONCEPTS, IN
052-8040090-001	DOLCE ARROWHEAD, LLC
052-8040109-001	TYPHOON! BEND, LLC
052-8040165-001	MEDALLION CONVENIENC
052-8040466-001	RED O INC., I
052-8040513-001	NEPTUNE PARTNERS II,
052-8040526-001	RENT RITE, INC.
052-8040631-001	NRH LEASING CORP.
052-8040661-001	BUCKLEY ENTERPRISES,
052-8042206-001	GARBAGE HOUND SANITA
052-8042279-001	JOHN D. LYONS, D.D.S
052-8042701-001	JAMAL DENTAL CORPORA
052-8042861-001	KARKRAFT SYSTEMS, LL
052-8046274-001	HONKING DOG CORP
052-8047568-001	SIGNATURE PROPANE, I
052-8047857-001	CONRAD M. CRUZ DMD,
052-8051025-001	PATTY HENTHORNE
052-8052039-001	MEDICINE RIVER ANIMA
052-8052553-001	IN HIS SERVICE PRODU
052-8053142-001	ROYALTYSHARE, INC.
052-8055574-001	KIM'S BEAUTY SALON M
052-8058110-001	TAN R YOU, LLC
052-8060465-001	WELCH AND RUSHE, INC
052-8077365-001	WHITE DIAMOND PRODUC
052-8078246-001	RAMON S. MOSQUEDA
052-8078368-001	QX NETWORKING & DESI
052-8078757-001	BRADENTON FOOD BAZAA
052-8080174-001	ARABICA, LLC
052-8081994-001	WIRELESS RENTALS LLP
052-8082244-001	RED RABBIT FOODS, IN
052-8087633-001	A-1 CARPET & UPHOLST
052-8087665-001	GARDENS REGIONAL HOS
052-8089565-002	WATTS ELLISON LLC
052-8090062-001	ALPHA CHEMICAL SERVI

052-8090483-001	CHES-MONT DISPOSAL,
052-8091265-001	HAUN WELDING SUPPLY,
052-8095465-001	DESTILERIA SERRALLES
052-8095822-001	MAURER'S COLLISION,
052-8113762-001	APS HEALTHCARE, INC.
052-8120665-001	DNB, INC.
052-8127865-001	PARKCHESTER BAPTIST
052-8145665-002	PINTO'S PLUMBING & H
052-8171165-001	BEVLIN PERSONNEL, IN
052-8211365-001	PARSONS ELECTRIC LLC
052-8214558-001	UNIVERSITY COMMUNITY
052-8214558-002	UNIVERSITY COMMUNITY
052-8222653-001	PUTNAM SWIMMING POOL
052-8237265-001	ARMIENTI, DEBELLIS,
052-8243665-001	P.D.Q. DOOR CO., INC
052-8252665-001	DEN-BAR ENTERPRISES,
052-8257165-001	PENINSULA TRUCKING,
052-8261465-001	DRYCO CONSTRUCTION,
052-8262265-002	JPA, INC.
052-8264624-001	B & R PRODUCTS, INC.
052-8267365-001	KAN-DI-KI, LLC
052-8269365-002	UNIVERSAL PAINTING C
052-8271165-003	THE ANNIE E CASEY FO
052-8273365-001	DANCIN INC.
052-8281161-001	SILVERADO RANCH SUPP
052-8296365-001	THE FRIENDSHUH GROUP
052-8297230-001	THE LEAGUE TREATMENT
052-8305962-001	TAYLOR PETROLEUM COM
052-8315966-001	BLAKELY TRUCKING CO
052-8323466-001	JOLIN INSURANCE AGEN
052-8330166-001	NATIONAL AUDUBON SOC
052-8332911-001	TOTAL COLLECTION SER
052-8353566-001	HAND SURGERY & REHAB
052-8367866-001	U S FLOORS CORPORATI
052-8383366-001	CLIFTON PARK & HALFM
052-8401766-001	PACIFIC AIR CARGO LL
052-8404566-001	ROMAN CATHOLIC ARCHB
052-8411466-001	CAROLINA HEAVY MACHI
052-8440266-001	KEEP YOUTH DOING SOM

052-8445566-001	A BETTER CHANCE, INC
052-8453666-001	S & R HOSPICE CORPOR
052-8472866-001	CALIFORNIA INTERSCHO
052-8479466-002	D.N. VANLINES, INC.
052-8487362-001	ARMSTRONG FAMILY IND
052-8506266-001	BLUE RIDGE DISPOSAL
052-8533966-001	ORGANIC, INC.
052-8535666-001	ANESTHESIA SERVICES,
052-8547166-001	LAW OFFICES OF JEFFR
052-8553766-001	WINTER MANAGEMENT CO
052-8576766-001	HOMESTEAD FUEL, INCO
052-8588366-001	PYRAMID PALLET & REC
052-8589666-001	ANTONELLO RISTORANTE
052-8590243-001	WESTON-RAMBO LLC
052-8594566-001	RIVERSIDE PLATING, L
052-8612966-001	EPIPHANY EVANGELICAL
052-8621866-001	UNIFICARE, LTD.
052-8630466-001	OUTSOURCEIT, INC.
052-8643566-001	WAYNE WILSON
052-8646966-001	SHEPHERD M. FRENCHMA
052-8648466-001	BELL TRAFFIC SIGNAL
052-8654466-001	DOYLE'S VALVES, INC.
052-8662266-003	ELPAKCO, INC.
052-8666366-001	SHIPPERS WAREHOUSE,
052-8667866-001	NUTMEG GRAVEL & EXCA
052-8668266-001	MCCOY HARDWARE INCOR
052-8682863-001	RESORTCOM INTERNATIO
052-8689766-001	KING CUT CONCRETE CU
052-8690958-001	I 595 EXPRESS, LLC
052-8694266-001	JSR TRAINING, INC
052-8695866-001	ST JOSEPHS AME CHURC
052-8722466-001	FRESH AND CLEAN PORT
052-8723066-001	ELGREEN ORCHID FARM,
052-8723266-001	IMPERIAL COMMUNITY C
052-8724966-001	PRECISION FORMULATIO
052-8730653-001	SMUCK ENTERPRISES, I
052-8741866-001	LUTHERAN CHURCH OF S
052-8752366-001	TRINITY CORPORATION
052-8759266-001	LARSON KUPER, P.C.,

052-8762366-001	PATRICIA L. JAMES, M
052-8767566-001	POWELL ELECTRICAL SY
052-8768266-001	AMERICAN WASTE REMOV
052-8771666-001	WILLOW TREE POULTRY
052-8785266-001	LUPFER SERVICE GROUP
052-8807466-001	WAVERLY LANDSCAPE AS
052-8812466-001	JOSEPH GREEN, RORY G
052-8817266-001	METRO FLOORING SUPPL
052-8817666-001	WILMETTE REAL ESTATE
052-8818066-001	AQUA-LEISURE ASSOCIA
052-8824866-001	TOWN OF ESSEX, TOWN
052-8827666-001	DELANEY MOVING & STO
052-8830366-001	VIGA, CORP.
052-8835666-001	BANKER LOPEZ GASSLER
052-8836466-001	HIGH'S CHIMNEY SERVI
052-8836466-002	HIGH'S CHIMNEY SERVI
052-8840966-001	PATTON EDUCATIONAL P
052-8847366-001	SUJA HAHN
052-8848466-001	H.I.S., LLC
052-8862066-001	RAYMOND SUTTON
052-8894666-001	LOUIS F. ROSE D.D.S.
052-8905366-001	INSULAR TRADING COMP
052-8908466-001	JAM SEWER CLEANING S
052-8919166-001	EASTERN CONN. CARDIO
052-8936366-001	JACK WISE INTERIORS.
052-8937066-001	RESIDENTIAL MANAGEME
052-8943166-001	BOSTICK INSURANCE GR
052-8947566-001	MARGARET E. PADOVANO
052-8957766-001	AGP, LLC
052-8965447-001	MASTEC NORTH AMERICA
052-8983080-001	HEARD MUSEUM, THE
052-9000866-001	COMMUNITY LEGAL AID
052-9003276-002	CHAD DIPPERY
052-9010766-001	DE LAURENTIS, REIFF
052-9020466-001	PREMIER CONTRACTORS,
052-9025866-001	JOST INC
052-9030366-001	CONSOLIDATED MILLS I
052-9030653-001	ST. JUDE MEDICAL PUE
052-9037066-001	MITCHELL & ASSOCIATE

052-9049466-001	EAST PARK RETIREMENT
052-9054013-001	ORAL DENTAL CARE, P.
052-9055766-001	LEWIS EQUIPMENT SERV
052-9081647-002	ADVANCED ROOFING, IN
052-9097667-001	QUALITY CLEANERS, LL
052-9102867-001	SKIDMORE MARKELL & C
052-9107967-001	ALL BRIGHT SANITATIO
052-9112367-001	PL KENNEY CO., LLC
052-9122567-001	WATERVLIET PUBLIC SC
052-9124040-001	KENNETH E FEEMAN & K
052-9124159-001	KNIGHT IMAGES, INC.
052-9135867-001	P.N.C. TRUCKING, INC
052-9148167-001	MONMOUTH MANAGEMENT,
052-9151067-001	POTTS WELDING & BOIL
052-9162860-001	ALLIANT TECHSYSTEMS
052-9177667-001	BROOKHAVEN WESLEYAN
052-9180292-002	BRASS MILL MALL DENT
052-9181292-002	WESTFARMS MALL DENTA
052-9188667-001	SPECIALTY ALLOY SERV
052-9192067-001	CHARLES M. WATTS AIR
052-9194267-001	JONATHAN GILMORE
052-9202767-001	MEANDER INN INCORPOR
052-9206867-001	RIDGEVIEW VILLAGE HO
052-9210267-001	OANDASAN & COOPER, P
052-9235024-001	GEM INDUSTRIES, INC.
052-9235567-001	PM PEDIATRICS MANAGE
052-9242597-001	PREMIER DISTRIBUTORS
052-9243067-001	SAPIENT CORPORATION
052-9259567-001	ABIDING HOME CARE, L
052-9263567-001	NEN COMPANIES, LLC
052-9264067-001	CONEJO CHILDREN'S ME
052-9285167-001	HOME MEDISERVICE, IN
052-9288967-001	MARBEE INC.
052-9289167-001	HENDERSON BUTANE, LP
052-9290667-001	JOHN'S REFUSE & RECY
052-9296167-001	EMPIRE FORCE INCORPO
052-9321467-001	WOODARD & FERGUSON,
052-9325667-001	MORRIS FOUNDATION, I
052-9336767-001	HALPERN EYE ASSOCIAT

052-9336867-001	HALPERN MEDICAL SERV
052-9338267-001	CAPITAL MANAGEMENT S
052-9338467-001	HAMMOCKS COMMUNITY A
052-9338767-001	SECUREUSA, INC.
052-9339567-001	ERNESTO GONZALEZ C.P
052-9340867-001	DAVID BURNHAM
052-9361667-001	THE PRIVATE OFFICE I
052-9363567-001	HOGARES CREA, INC.
052-9364667-001	GENEVA CONSTRUCTION
052-9368667-001	UNITED CONTAMINATION
052-9382367-001	HEATSEEKER TECHNOLOG
052-9382367-002	HEATSEEKER TECHNOLOG
052-9393467-001	MIKE'S HEAVY DUTY TO
052-9396067-001	NOUVELLE SEAMLESS IN
052-9397567-001	ONE STOP PAINTING AN
052-9408566-001	STAFF MID AMERICA IN
052-9409064-001	AVENTURA LIMITED PAR
052-9414767-001	ALL CARE HEALTH SERV
052-9422967-001	FREEMAN'S TREE CARE,
052-9425767-001	CHAZ DEAN INC.
052-9428967-001	DENTAFITS, INC.
052-9446267-001	THE ROBERT C. MANGI
052-9449767-001	OMNI EYE SPECIALISTS
052-9450067-001	MAPLE RUN FRIENDS CH
052-9488567-001	FARRELLY BROTHERS CO
052-9488667-001	HERITAGE MECHANICAL
052-9503967-001	BAKERSVILLE PHARMACY
052-9506067-001	MAX CLEANERS, INC.
052-9509267-002	SPRINGER-EUBANK COMP
052-9514980-001	TNBHT, INC.
052-9518567-001	EMBRACO NORTH AMERIC
052-9530167-001	AMAN AND NIKHIL INC.
052-9547967-001	RIDE-AWAY HANDICAP E
052-9549467-001	RAMUNDO FAMILY CORP.
052-9567667-001	AIR MANAGEMENT TECHN
052-9569667-001	LONG ISLAND PULMONAR
052-9570867-001	BEACON EYECARE, INC
052-9602367-001	UNION GROVE HIGH SCH
052-9629267-001	MARYLAND HEALTH ENTE

052-9636820-001	SHEPARD STEEL CO. IN
052-9655967-001	ALBRITTON FRUIT COMP
052-9656063-001	MANCHA DEVELOPMENT C
052-9736367-001	ALAN GORDON ENTERPRI
052-9771667-001	LAWTON PUBLIC SCHOOL
052-9810667-001	PHYSICIANS STAT LAB,
052-9811467-001	EPHA, INC.
052-9811467-002	EPHA, INC.
052-9833067-001	COLUMBIA FARMS OF GE
052-9838767-001	RIVERSIDE MEDICAL, I
052-9839167-001	LYONS HOME MEDICAL L
052-9859967-001	KC FABRICARE, LLC
052-9872168-001	SERVICE TRANSFER, IN
052-9907311-001	DENIS A. VU, D.M.D.,
052-9945667-001	842 RIVER DRIVE CORP
052-9954568-001	COA NETWORK, INC
052-9981268-001	SURE TEMP CO., INC.
7037

EXECUTION VERSION

SCHEDULE II
DEFINITIONS ANNEX

[See attached.]

SCHEDULE II
TO INDENTURE

DEFINITIONS ANNEX

“Acquisition Date”:  With respect to a Substitute Contract, the date on which such Substitute Contract is pledged pursuant to the Indenture, and for each Initial Contract, the Closing Date.

“Act”:  With respect to any Noteholder, the meaning set forth in Section 14.02 of the Indenture.

 “Advance Payment”: With respect to a Contract and a Collection Period, any Scheduled Payment or portion thereof made by or on behalf of an Obligor and received by the Servicer during such Collection Period, which Scheduled Payment or portion thereof does not become due until a subsequent Collection Period.  Prepayments are not “Advance Payments.”

 “Affiliate”:  With respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control,” when used with respect to any specified Person, means the power (a) to vote ten percent (10%) or more of the securities or interests (on a fully diluted basis) having ordinary voting power for the directors, managers or managing partners (or their equivalent) of such Person or (b) to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Initial Note Balance”: The sum of the Initial Note Balances for all Classes of Notes.

“Aggregate Outstanding Note Balance”: The sum of the Outstanding Note Balances for all Classes of Notes.

“Amendment to Contract Schedule”:  The list of Contracts, including all information set forth in the definition of “Contract Schedule”, amending the Contract Schedule pursuant to any substitution, modification or other acquisition of Contracts in accordance with the terms of the Transaction Documents.

 “Assignment”:  Means each assignment delivered pursuant to a Purchase and Sale Agreement.

“Assignment Agreement”:  Means (a) the Assignment Agreement, dated as of August 17, 2010, between LEAF Equipment Finance Fund 4, L.P. and the Issuer and (b) each other Assignment Agreement delivered pursuant to the Purchase and Contribution Agreement.

“Auction”:  Is as defined in Section 11.06 of the Indenture.

“Auction Call Redemption”:  Is as defined in Section 11.01 of the Indenture.

“Auction Trigger Payment Date”:  Is as defined in Section 11.06 of the Indenture.

“Authenticating Agent”:  Any entity appointed by the Trustee pursuant to Section 7.14 of the Indenture.

“Available Funds”: With respect to any Payment Date, (a) any payments on the Contracts received during the related Collection Period, (b) proceeds of any Transferor Advances made with respect to such Payment Date for delinquent Scheduled Payments, no later than immediately prior to such Payment Date, (c) all Recoveries, Insurance Proceeds, Residual Receipts and other amounts received with respect to the Contracts or Equipment, (d) payments made by the Transferor to repurchase contracts affected by breaches of representations and warranties regarding the Contracts, or Delinquent Contracts or Defaulted Contracts and (e) any deposits from the Servicer Transition Account or the Reserve Account in accordance with the Indenture.

 “Back-up Servicer”:  Means Lyon Financial Services, Inc., d/b/a U.S. Bank Portfolio Services, a Minnesota corporation, acting in the capacity of Back-up Servicer or as successor Servicer; and at such time, if any, that a successor Person shall have become the “Back-up Servicer” pursuant to the applicable provisions of the Servicing Agreement, the term “Back-up Servicer” shall also mean such successor Person.

“Back-up Servicer Default”:  An occurrence of any of the following:

(a)           Any failure on the part of the Back-up Servicer to duly observe or perform any covenants or agreements of the Back-up Servicer set forth in any Transaction Document or if any representation or warranty of the Back-up Servicer set forth in Section 7.01 of the Servicing Agreement or in any other Transaction Document shall prove to be incorrect, in any material respect, which failure or breach continues unremedied for a period of thirty (30) Business Days after the earlier of the date on which the Back-up Servicer becomes aware of such failure or breach or the date on which written notice of such failure or breach, requiring the situation giving rise to such breach or non-conformity to be remedied, shall have been given to the Back-up Servicer by the Issuer, the Trustee, or the Control Party; or

(b)           Any negligence or willful misconduct of the Back-up Servicer related to the Transaction Documents that results in a material loss or damage to the Issuer, the Transferor, the Originator, the Servicer, the Trustee, any Noteholder or the Collateral; or

(c)           A conviction of the Back-up Servicer or any of its officers of a felony or of any crime involving fraud in the discharge of fiduciary duties or the servicing of assets that could reasonably be expected to have a material adverse effect on the performance of the Back-up Servicer’s duties under the Transaction Documents; or

(d)           The entry of a decree or order for relief by a court having jurisdiction in respect of the Back-up Servicer or a petition shall be filed against the Back-up Servicer in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Back-up Servicer or for any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Back-up Servicer and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(e)           The commencement by the Back-up Servicer of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Back-up Servicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings of or related to the Back-up Servicer or related to a substantial part of its property, or the making by the Back-up Servicer of an assignment for the benefit of creditors, or the failure by the Back-up Servicer generally to pay its debts as such debts become due or if the Back-up Servicer shall admit in writing its inability to pay its debts as they become due, or the taking of corporate action by the Back-up Servicer in furtherance of any of the foregoing.

“Back-up Servicer Fee”:  The monthly fee payable on each Payment Date to the Back-up Servicer in consideration for its performance of its duties as Back-up Servicer in an amount equal to the greater of (i) one twelfth (1/12th) of the product of the aggregate Discounted Pool Balance as of the Payment Date occurring immediately prior to the related Collection Period (or, in the case of the Initial Payment Date, the Initial Cut-Off Date) and the Back-up Servicer Fee Rate, and (ii) $3,000.00. The Back-up Servicer Fee shall also include an initial acceptance fee of $10,000.00, which shall be payable on the Closing Date.

“Back-up Servicer Fee Rate”:  0.0650% per annum.

“Back-up Servicer Fee Schedule”:  That certain “Schedule of Fees as Backup Servicer” relating to the LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, 2010-3, dated as of July 30, 2010.

“Bankruptcy Code”: The United States Bankruptcy Code, Title 11 of the United States Code, as amended from time to time, and any successor statute.

“Booked Residual”:  With respect to any Contract on any date of determination, the residual value of the Equipment subject to such Contract, as reflected in LEAF Financial Corporation’s servicing system on the date such Contract was booked on LEAF Financial Corporation’s servicing system.

“Book-Entry Notes”:  Notes registered in the name of a Security Depository or its nominee as described in Section 2.02(b) of the Indenture.

“Business Day”:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City, the city in which the Servicer is located or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to be closed.

“Calculation Date”:  Means, unless the context requires otherwise, the close of business on the last day of a Collection Period.

“Class”:  With respect to the Notes, the designation of either Class A, Class B, Class C, Class D or Class E, with the specific senior or subordinated rights related to such designation as are identified in the Indenture.

“Class A Buyout Notice”:  Has the meaning assigned in Section 6.16 of the Indenture.

“Class A Buyout Price”:  Has the meaning assigned in Section 6.16 of the Indenture.

“Class A Noteholder”:  A Holder of Class A Notes.

“Class A Notes”:  The Equipment Contract Backed Notes, Series 2010-3, Class A issued by LEAF Receivables Funding 4, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $131,242,000.

“Class B Noteholder”:  A Holder of Class B Notes.

“Class B Notes”:  The Equipment Contract Backed Notes, Series 2010-3, Class B issued by LEAF Receivables Funding 4, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $13,820,000.

“Class C Noteholder”:  A Holder of Class C Notes.

“Class C Notes”:  The Equipment Contract Backed Notes, Series 2010-3, Class C issued by LEAF Receivables Funding 4, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $10,367,000.

“Class D Noteholder”:  A Holder of Class D Notes.

“Class D Notes”:  The Equipment Contract Backed Notes, Series 2010-3, Class D issued by LEAF Receivables Funding 4, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $8,000,000.

“Class E Noteholder”:  A Holder of Class E Notes.

“Class E Notes”:  The Equipment Contract Backed Notes, Series 2010-3, Class E issued by LEAF Receivables Funding 4, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $8,000,000.

“Closing Date”:  August 17, 2010.

 “Code”:  The Internal Revenue Code of 1986, as amended.

“Co-Trustee”:  The meaning set forth in Section 7.12 of the Indenture.

“Collateral”:  The meaning set forth in the Granting Clause of the Indenture.

 “Collection Account”:  The segregated trust accounts and any related sub-accounts created and maintained pursuant to Section 13.02 of the Indenture; provided that in no event shall the Collection Account be other than an Eligible Account.

“Collection Costs”:  With respect to any Contract and subject to the Servicer’s standard of care set forth in Section 3.02 of the Servicing Agreement, reasonable costs and expenses incurred by the Servicer (including reasonable attorney’s fees and out-of-pocket expenses) and payable to Persons other than Affiliates of the Servicer in connection with the realization, attempted realization or enforcement of rights and remedies upon such Contract and as further described in Section 3.08 of the Servicing Agreement.

“Collection Period”:  With respect to any Payment Date, the immediately preceding calendar month.

“Collections”:  As of any determination date, the sum of all amounts collected during a Collection Period under or in respect of the Contract Assets, including, without limitation, all amounts consisting of Scheduled Payments, Contract Repurchase Prices, Guaranty Amounts, Insurance Proceeds and other Recoveries and Residual Receipts, but excluding any amounts consisting of Security Deposits.

“Contract”:  As of any date of determination, a lease (including the master lease, if applicable), a loan, a leveraged lease loan, conditional sale or similar equipment finance contract conveyed on an Acquisition Date by the Transferor to the Issuer pursuant to the Purchase and Contribution Agreement and pledged to the Trustee in accordance with the Transaction Documents and including any substitutions therefor; provided that, from and after the date that such Contract is repurchased, substituted or released from the lien of the Indenture, each in accordance with the requirements of the Transaction Documents, such Contract shall no longer constitute a “Contract”.

“Contract Assets”:  Collectively, as of any date of determination, (a) each Contract that is listed on the Contract Schedule from time to time, (b) all Receivables related thereto, (c) the interest of the Issuer in the Equipment related thereto, (d) the related Contract Files, (e) all other Related Security, and (f) any and all income and proceeds of the foregoing.

 “Contract File”:  With respect to each Contract, the following documentation (unless otherwise permitted by the Majority Holders): (a) if the Equipment related to such Contract is Motorized Titled Equipment, (i) a copy of the application for certificate of title showing the Originator or Servicer (or their nominees) as lienholder or secured party or (ii) on and after the date that is 180 days after such Contract was pledged by the Issuer to the Trustee (for the benefit of the Secured Parties), the original copy of the Lien Certificate with respect to such Motorized Titled Equipment, which such Lien Certificate notes the secured party of such Motorized Titled Equipment as being the Originator (or its nominee pursuant to the Lienholder Nominee Agreement) or Servicer (or its nominee pursuant to the Lienholder Nominee Agreement); provided, however, that, prior to the occurrence of an Event of Default and the request by the Trustee for the recordation of the Trustee’s lien on such Equipment’s certificate of title, the original Lien Certificate shall not be required to show the Trustee as secured party, (b) the one and only executed original counterpart of such Contract (bearing the original signature of an employee of the Originator, or if the contract was not originated by the Originator, the originator thereof, together with an original or facsimile copy of the signature of the lessee) in the Servicer’s possession, or if the LEAF Parties are not in possession of such original, a machine copy thereof certified by an officer of the Servicer or the Originator that such copy is a true and complete copy thereof; (c) copies of an Insurance Policy, if any, evidence of insurance, if any, and any other copies of documents evidencing or related to any Insurance Policy with respect to such Contract; (d) copies of all UCC financing statements required to be filed to perfect the security interest in the related Equipment and the Related Security related thereto (except with respect to a Contract related to Equipment that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000); and (e) copies of any additional documents (other than Servicing Documents) that the Servicer keeps on file with respect to such Contract.

“Contract Repurchase Price”:  Means, with respect to any Contract repurchased by the Transferor pursuant to the Purchase and Contribution Agreement or removed from the Collateral by the Issuer pursuant to the Indenture, the sum of (a) the Discounted Contract Balance (computed without giving effect to clauses (b) and (c) of the definition of Discounted Contract Balance and without duplication of amounts) of the related Contract on the date of determination on or immediately preceding the date when the Contract is removed or repurchased, plus (b) any Scheduled Payments with respect to the Contract due on or prior to such date of determination but not received through such date of determination, minus (c) the Discounted Contract Balance of any Contract provided in substitution therefor.

“Contract Schedule”:  The list of Contracts that are the subject of the transactions contemplated by the Transaction Documents, which list shall include (a) those Contracts listed on the Assignment Agreement delivered on the Closing Date and attached to the Indenture as Schedule I plus (b) any Contracts listed on an Amendment to Contract Schedule as a result of the addition of any Substitute Contract listed on any Assignment Agreement delivered after the Closing Date, less (c) any Contracts deleted as a result of a repurchase, substitution therefor, or release thereof pursuant to the Transaction Documents.  The Contract Schedule shall include with respect to each Contract:  (A) the LEAF Contract Number; (B) the name of the Obligor; (C) the State of the Obligor’s billing address; (D) the Discounted Contract Balance as of the related Cut-Off Date; (E) whether such Contract is a Delinquent Contract; (F) the remaining term; and (G) the original cost of the Equipment (but the Custodian need not verify such original cost).  The Contract Schedule shall also include with respect to each Substitute Contract:  (A) the LEAF Contract Number of the Contract being replaced and (B) the Discounted Contract Balance of the Contract being replaced as of the related Cut-Off Date.  The Contract Schedule kept by the Trustee at its Corporate Trust Office shall be the definitive Contract Schedule for all purposes of the Indenture, absent manifest error (in which case the Contract Schedule shall be all schedules attached to any Officer’s Certificate delivered by the Servicer or the Issuer, to the Trustee relating to the Contract Schedule).

 “Control Party”: Means (a) so long as any Class A Notes are outstanding, the Class A Noteholders representing 66-2/3% of the Outstanding Note Balance of the Class A Notes, (b) after the Class A Notes have been paid in full and for so long as any Class B Notes remain outstanding, the Class B Noteholders representing 66-2/3% of the Outstanding Note Balance of the Class B Notes, (c) after the Class A

Notes and the Class B Notes have been paid in full and for so long as any Class C Notes remain outstanding, the Class C Noteholders representing 66-2/3% of the Outstanding Note Balance of the Class C Notes, (d) after the Class A Notes, the Class B Notes and the Class C Notes have been paid in full and for so long as any Class D Notes remain outstanding, the Class D Noteholders representing 66-2/3% of the Outstanding Note Balance of the Class D Notes or (e) after the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes have been paid in full and for so long as any Class E Notes remain outstanding, the Class E Noteholders representing 66-2/3% of the Outstanding Note Balance of the Class E Notes.

“Conveyed Assets”: Has the meaning set forth in Section 2.1(a) of the Purchase and Contribution Agreement.

“Corporate Trust Office”:  The designated corporate trust office of the Trustee located, at the time of the execution of the Indenture at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, MN 55107, Attention: LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, or at such other address as the Trustee may designate from time to time by notice to the parties to the Transaction Documents, or the principal corporate trust office of any permitted successor Trustee under the Indenture.

“Credit and Collection Policies”:  Means the written collection and servicing policies of the Servicer, as in effect on the Closing Date, copies of which were delivered to the Back-up Servicer prior to the Closing Date, as amended with prior written consent of the Control Party (in the case of material amendments) from time to time in accordance with Section 3.01(c)(ix) of the Servicing Agreement; provided that, if LEAF Financial Corporation is not the Servicer, the term “Credit and Collection Policies” shall mean the written collection and servicing procedures of such successor Servicer as provided to the Trustee at the time such Person becomes successor Servicer.

“Cumulative Net Loss Trigger Event”:  Has the meaning set forth in Section 6.01(a)(ix) of the Servicing Agreement.

“Cumulative Net Loss Percentage”:  Means, with respect to any Collection Period, the percentage equivalent of a fraction, (i) the numerator of which is the excess of (a) the Discounted Contract Balance (immediately prior to becoming a Defaulted Contract) of all Contracts that became Defaulted Contracts during such Collection Period and all prior Collection Periods and remain Defaulted Contracts over (b) the aggregate amount of all Recoveries collected by the Servicer with respect to such Defaulted Contracts and (ii) the denominator of which is the sum of the Discounted Contract Balances of the Initial Contracts as of the Initial Cut-Off Date.

“Custodian”:  Initially means U.S. Bank National Association, or such other party as is appointed in accordance with Article VIII of the Indenture to act as custodian to receive, inventory and maintain possession of the Contract Files in accordance with the requirements of the Indenture.

“Custodian Certificate”:  The certificate, substantially in the form of Exhibit G attached to the Indenture, delivered by the Custodian to the Trustee and the Issuer pursuant to Section 4.03 of the Indenture.

“Custodian Fee”:  Means the monthly fee payable on each Payment Date to the Custodian in an amount equal to the greater of (i) $100.00 and (ii) the actual per file fees, based on the Custodian’s schedule of fees then in effect, incurred during the related Collection Period with respect to activities involving the Contract Assets during such Collection Period, as further described in the Custodian Fee Schedule.

“Custodian Fee Schedule”:  That certain “Schedule of Fees as Custodian” relating to the LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, 2010-3, dated as of July 30, 2010.

“Cut-Off Date”:  Means, with respect to the Initial Contracts, the Initial Cut-Off Date, and with respect to each Substitute Contract, the close of business on the last day of the calendar month immediately preceding the calendar month in which such Substitute Contract is pledged to the Trustee.

“Default”:  Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default, unless any such particular occurrence or circumstance is waived as a “Default” in writing in accordance with the provisions of the Indenture; provided that, unless and until any such waiver is given, a “Default” shall be deemed to exist for all purposes under the Transaction Documents, even if the occurrence or circumstance giving rise to such Default is no longer continuing or has been cured.

“Defaulted Contract”:  Any Contract:  (a) as to which an Insolvency Event has occurred with respect to the Obligor where the related lease has been rejected in the Obligor’s bankruptcy proceedings, (b) all or any portion of which has been or should have been, in accordance with the Credit and Collection Policies, written off on the Servicer's books as uncollectible, or (c) as to which more than 10% of a Scheduled Payment remains unpaid for 181 days or more from the original due date for such payment, without regard to any Transferor Advance, provided that a Contract shall no longer be a Defaulted Contract for any purpose of the Transaction Documents, upon the cure of the condition or event which caused it to be a Defaulted Contract.

“Deferred Interest”:  Has the meaning set forth in the definition of Note Current Interest.

“Definitive Notes”:  Has the meaning set forth in Section 2.02(c) of the Indenture.

“Delinquent Contract”:  Any Contract (a) as to which more than 10% of a Scheduled Payment was not received by the Servicer within ninety-one (91) days after the original due date for such Scheduled Payment, without regard to any Transferor Advance and (b) that is not a Defaulted Contract.

“Delinquency Ratio”: Means, with respect to any Determination Date, the quotient, expressed as a percentage, of (a) the aggregate Discounted Contract Balance of all Delinquent Contracts determined as of the end of the related Collection Period, divided by (b) the aggregate Discounted Contract Balance of all Contracts in the trust estate as of the last day of the related Collection Period.

 “Determination Date”:  With respect to any Payment Date, a date which is the sixteenth day of the calendar month in which such Payment Date occurs, or if such day is not a Business Day, the immediately preceding Business Day.

“Discount Rate”:  6.75% per annum.

"Discounted Contract Balance": Means, with respect to any Contract, on any date of determination, the sum of the present value of all of the remaining payments becoming due under such Contract after the end of the prior Collection Period, discounted monthly at the Discount Rate assuming (a) Scheduled Payments are due on the last day of each Collection Period in which a Scheduled Payment is due; (b) Scheduled Payments are discounted on a monthly basis using a 30-day month and a 360-day year; and (c) Scheduled Payments are discounted to the last day of the Collection Period prior to the Determination Date; provided, however, that the Discounted Contract Balance of any Defaulted Contract, Contract with respect to which a prepayment in full has been made, Disposed Contract or Contract purchased by the Transferor pursuant to the Purchase and Contribution Agreement shall be equal to zero.

“Discounted Pool Balance”:  Means, as determined from time to time, the sum of (a) the Discounted Contract Balances of all Contracts and (b) the discounted Residual Receipts of all Contracts (assuming (1) such Residual Receipts are received six months from the end of the related Contract term, (2) the collection rate for Residual Receipts is equal to 30% of the Issuer’s related Booked Residual on the related residual payment date and (3) a discount rate of 6.75% per annum).

In connection with all calculations required to be made pursuant to the Transaction Documents with respect to the determination of the Discounted Pool Balance on any determination date, the discounted residual receipts for each Contract shall be calculated assuming: (a) the residual receipts are discounted on a monthly basis using a 30-day month and a 360-day year and (b) the residual receipts are discounted to the last day of the Collection Period prior to the determination date.

“Disposed Contract”:  Means, with respect to any Collection Period, a Contract (other than a Defaulted Contract) for which either (a) all Residual Receipts with respect to such Contract have been received or (b) its initial term has expired and the residual value of the related Equipment has been determined to be zero by the Servicer in accordance with the Servicer’s customary servicing procedures; provided, however, that if four successive months have elapsed without the Servicer receiving a payment towards Residual Receipts with respect to such Contract, such Contract shall be deemed to be a Disposed Contract. Once a Contract is Disposed Contract, it shall be released to the Servicer.

“DTC”:  Means The Depository Trust Company, a New York corporation and its successors and assigns.

“Due Date”:  With respect to each Contract, each date on which a Scheduled Payment is due thereunder.

“Early Termination Contract”:  Any Contract with respect to which the Servicer, in accordance with the Servicing Agreement, has allowed the Obligor to prepay or terminate early for any reason including, but not limited to, trade-in, upgrade, or declaration of obsolescence or surplus status relating to any of the related Equipment.

“Electronic Ledger”:  Means the electronic master record of the Contracts.

“Eligible Account”:  A segregated trust account or accounts maintained with the corporate trust department of a federal or state-chartered depository institution or trust company whose long-term unsecured debt obligations are rated at least AA- by S & P, at least Aa3 by Moody’s and at least AA(low) by the Rating Agency (if rated by the Rating Agency) and which has a minimum capital and surplus of not less than $100,000,000.

“Eligible Contract”:  Means, as of the applicable Acquisition Date, a Contract that satisfies the representations and warranties set forth in the Purchase and Contribution Agreement.

“Eligible Investments”:  Any and all of the following:

(a)           direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(b)           (i) demand and time deposits in, certificates of deposit of, banker’s acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, provided that, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating categories of each of Moody’s, S & P, Fitch, and the Rating Agency (if rated by the Rating Agency) provided further that each such investment has an original maturity of no more than two hundred seventy (270) days, and (ii) such demand or time deposit or deposits are fully insured by the Federal Deposit Insurance Corporation;

(c)           repurchase obligations with a term not to exceed thirty (30) days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated in the highest available short term rating category by each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment; provided that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, one hundred five percent (105%) of the cash transferred by the Trustee in exchange for such collateral and (iii) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(d)           commercial paper having an original maturity of less than two hundred seventy (270) days and issued by any corporation incorporated under the laws of the United States of America or any State thereof which is unaffiliated with any LEAF Party and has a short term unsecured debt rating in the highest available rating category of each of the Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment;

(e)           a guaranteed investment contract rated in the highest available rating category by each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) or issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment; and

(f)           money market funds having ratings in the highest available rating categories of each of Moody’s, S & P, Fitch and the Rating Agency (if rated by the Rating Agency) at the time of such investment (which shall include money market funds for which the Trustee or an Affiliate thereof is an advisor); any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Indenture.

The Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.  All Eligible Investments shall be made in the name of the Trustee for the benefit of the Secured Parties and no such Eligible Investments shall mature later than the Business Day preceding the next following Payment Date as required under Section 13.02(c) of the Indenture.

“Equipment”:  The equipment and other personal property (tangible or intangible) of the type contemplated by the Credit and Collection Policies and that is being financed under a Contract.

“Equity Interest”:  The one and only equity membership interest in the Issuer, entitling the owner thereof to one hundred percent (100%) of the capital, profits, losses and distributions in and from the Issuer, and one hundred percent (100%) of voting rights of an equity member.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended or any successor statute thereto.

 “Event of Default”:  Has the meaning set forth in Section 6.01 of the Indenture.

“Event of Servicing Termination”:  Has the meaning set forth in Section 6.01(a) of the Servicing Agreement.

“Exception Report”:  Any report by the Custodian identifying exceptions regarding Contract Assets and attached as an exhibit to an Assignment Agreement.

“Existing Indebtedness”:  Any indebtedness identified in an Assignment or Assignment Agreement that is secured in whole or in part by Contract Assets being acquired by the Issuer, and paid off orotherwise released, as of the related Acquisition Date.

“Final Due Date”:  With respect to each Contract, the final Due Date thereunder.

“Final Order”:  Means a final order of a court exercising proper jurisdiction in an insolvency proceeding with respect to which the appeal period has expired without an appeal having been filed.

 “Fiscal Quarter”:  Each quarter of each fiscal year, which shall be the three (3) months ended March 31, June 30, September 30 and December 31, unless the Servicer has otherwise notified the Trustee, the Back-up Servicer and the Control Party in writing prior to a change in its fiscal year.

“Fitch”: Means Fitch, Inc. and its successors in interest.

 “GAAP”:  Generally accepted accounting principles as in effect in the United States as may be in place from time to time, applied on a consistent basis.

“Global Notes”:  Means the Rule 144A Global Note, beneficial ownership and transfers of which shall be made through book entries by the Security Depository.

“Governmental Authority”:  Means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any LEAF Party or any of its properties.

“Grant”:  To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.  A Grant in any collateral comprising the Collateral or of any instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Contract Assets, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Guaranty Amounts”:  Any amounts paid by a guarantor (who is an Obligor) of a particular Contract.

“Impairment” shall mean, as of each Payment Date (as calculated immediately prior to the distributions pursuant to Section 13.03(c) of the Indenture), an amount equal to (x) the Outstanding Note Balance of all Classes of Notes minus (y) the sum of (i) the Discounted Pool Balance and (ii) amounts on deposit in the Reserve Account. Impairment with respect to each Class of Notes as of each Payment Date shall be allocated first, to the Class E Notes, in an amount equal to the lesser of the Outstanding Principal Balance of the Class E Notes and the Impairment,  second, to the Class D Notes, in an amount equal to the lesser of the Outstanding Principal Balance of the Class D Notes and the Impairment not yet allocated on such Payment Date, third, to the Class C Notes, in an amount equal to the lesser of the Outstanding Principal Balance of the Class C Notes and the Impairment not yet allocated on such Payment Date, fourth, to the Class B Notes, in an amount equal to the lesser of the Outstanding Principal Balance of the Class B Notes and the Impairment not yet allocated on such Payment Date and fifth to the Class A Notes, in an amount equal to the lesser of the Outstanding Principal Balance of the Class A Notes and the Impairment not yet allocated on such Payment Date. For the avoidance of doubt, the allocation of Impairment to a Class of Notes shall be used only for the calculation of Note Current Interest with respect to such Class of Notes and shall not reduce the Outstanding Note Balance of such Class of Notes.

“Indenture”:  The Indenture, dated as of July 4, 2010, among the Issuer, the Trustee and the Custodian, and any permitted supplements or amendments thereto.

“Independent”:  When used with respect to any specified Person means such a Person, who (a) is in fact independent of the Issuer and the Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer or the Servicer or in any Affiliate thereof, (c) is not connected with the Issuer or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, customer, supplier or person performing similar functions, (d) is not a person controlling or under common control with any such stockholder, customer, supplier or other person, and (e) is not a member of the immediate family of any such stockholder, director, officer, employee, customer, supplier or other person.  Whenever it is herein provided that any Independent Person’s opinion or certificate shall be furnished to the Trustee, such Person shall be identified by an Issuer Order, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

“Independent Accountants”:  Ernst & Young LLP or any other independent certified public accountants of recognized national standing.

“Initial Contracts”:  Means those Contracts transferred to the Issuer and pledged to the Trustee on the Closing Date.

“Initial Custodian Certificate”:  Means a certificate delivered by the Custodian on the Closing Date evidencing the Custodian’s first review of the Initial Contracts. The Initial Custodian Certificate shall include the Custodian’s certification that (a) it is in possession of a physical lease or loan document for each Initial Contract and (b) the number of Initial Contracts in its possession is consistent with the number of Initial Contracts set forth in the initial Contract Schedule.

“Initial Cut-Off Date”:  Means July 1, 2010.

“Initial Discounted Pool Balance”:  Means the Discounted Pool Balance as of the Initial Cut-Off Date.

“Initial Note Balance”:  Means, with respect to any Class of Notes, the unpaid principal balance of such Class, as applicable, as of the Closing Date.

“Initial Payment Date” and “First Payment Date”:  August 20, 2010.

“Initial Purchaser”:  Means Guggenheim Securities, LLC.

“Initial Reserve Deposit” means the initial deposit of a portion of the proceeds of the Notes on the Closing Date into the Reserve Account, in an amount equal to 1.50% of the Initial Discounted Pool Balance.

“Insolvency Event”:  With respect to a specified Person, shall mean either of the following events: (a) a case or proceeding shall have been commenced against such Person seeking a decree or order in respect of such Person (i) under the Bankruptcy Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of such Person’s assets, or (iii) ordering the winding-up or liquidation of the affairs of such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (b) the commencement by such Person of a voluntary case under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person for any substantial part of such Person’s assets, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insurance Policy”:  With respect to an item of Equipment and a Contract, any policy of insurance maintained by an Obligor pursuant to such Contract that covers physical damage to the Equipment and general liability (including policies procured by the Servicer on behalf of an Obligor).

“Insurance Proceeds”:  With respect to an item of Equipment, any amount received during the related Collection Period pursuant to an Insurance Policy issued with respect to the related Contract, net of any costs of collecting such amounts not otherwise reimbursed.

“Insurer”:  Any insurance company or other Person providing any Insurance Policy covering Equipment.

“Interest Accrual Period”:  With respect to any Payment Date, (i) with respect to each Class of Notes, the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such current Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.

“Interim Delinquency Ratio”:  Means, with respect to the first three Determination Dates after the Closing Date, the average of the Delinquency Ratios for such Determination Date and each preceding Determination Date which occurred after the Closing Date.

“Investment Letter”:  Has the meaning set forth in Section 2.06(e)(ii)(B) of the Indenture.

“Issuer”:  LEAF Receivables Funding 4, LLC, and its successors and permitted assigns under the Indenture.

“Issuer Address”:  LEAF Receivables Funding 4, LLC, 2005 Market Street, 15th Floor, Philadelphia, PA 19103, telecopy number:  215-640-6363, Attention:  Miles Herman, or such other address as is notified in writing to the Issuer, the Trustee, Custodian, Back-up Servicer and the Noteholders not less than thirty (30) days prior to the effectiveness of any change thereof.

“Issuer Order” and “Issuer Request”:  A written order or request signed by an authorized officer of the Issuer and delivered to the Trustee.

“Joinder to Lockbox Intercreditor Agreement”:  The joinder agreement to the Lockbox Intercreditor Agreement pursuant to which the Trustee becomes a party to the Lockbox Intercreditor Agreement.

“LEAF Contract Number”:  The number assigned to a Contract by the Servicer, which number is used to identify Contracts and the related Contract Assets for all purposes under the Transaction Documents and the Lockbox Intercreditor Agreement and for all purposes by the Servicer and its Affiliates, including on any Custodian Certificate and any Officer’s Certificate delivered by the Servicer or the Issuer, the Contract Schedule, the Monthly Servicing Report and the Contract Files.

“LEAF Party”:  Means each of the Issuer, the Sellers, the Originator, the Servicer and the Transferor.

 “Lien”:  Any security interest, lien, charge, pledge, equity or encumbrance of any kind other than Permitted Liens.

“Lien Certificate”:  With respect to Motorized Titled Equipment, (i) if such Motorized Titled Equipment is registered in Florida, (x) to the extent the related Contract has been originated by the Originator or the Servicer, an original certificate of title or (y) to the extent the related Receivable has been originated by a Person other than the Originator or the Servicer, (A) an original certificate of title or (B) if the original certificate of title has been sent to the registered owner of such Motorized Titled Equipment, an original computer confirmation of lien, (ii) if such Motorized Titled Equipment is registered in Kansas, a true copy of the application for certificate of  title and registration, (iii) if such Motorized Titled Equipment is registered in Kentucky, an original notice of lien, (iv) if such Motorized Titled Equipment is registered in Maryland, an original notice of security interest filing, (v) if such Motorized Titled Equipment is registered in Minnesota, an original lien card, (vi) if such Motorized Titled Equipment is registered in Missouri, an original notice of recorded lien, (vii) if such Motorized Titled Equipment is registered in Montana, a true copy of the application for certificate of title, (viii) if such Motorized Titled Equipment is registered in New York, an original notice of lien, (ix) if such Motorized Titled Equipment is registered in Oklahoma, an original, file-stamped lien entry form, (x) if such Motorized Titled Equipment is registered in Wisconsin, an original lien confirmation card or (xi) if such Motorized Titled Equipment is registered in any other state, an original certificate of title, in each case issued by the Registrar of Titles of the applicable State listing the lienholder of record with respect to such Motorized Titled Equipment (it being understood and agreed that solely for purposes of clauses (i) through (x) above (other than clauses (i)(x) and (i)(y)(A)), the “original” of any document required thereby shall consist of whatever documentation has been issued by the Registrar of Titles of the related State to the lienholder).

“Lienholder Nominee Agreement”:  Each Vehicle Lienholder Nominee Agreement between the Originator or the Servicer, as lienholder, the Issuer and the Trustee that may be entered into from time to time, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

“Lockbox”:  The post office or other lockbox to which Obligors have been directed to remit payments.

“Lockbox Account”:  The deposit account (account number 153910088597) at the Lockbox Bank in the name of “U.S. Bank NA as Securities Intermediary for LEAF Financial and various lenders” or, if the Lockbox Intercreditor Agreement is terminated or LEAF Financial Corporation is no longer the Servicer, such other Lockbox Account as is established by the then Servicer with the consent of the Control Party.

“Lockbox Bank”:  Means U.S. Bank National Association and its successor in interest or any successor approved in accordance with the Lockbox Intercreditor Agreement.

“Lockbox Intercreditor Agreement”:  The Amended and Restated Lockbox Intercreditor Agreement, dated as of April 18, 2005, among the Lockbox Bank, the Servicer, certain other parties thereto and subsequent parties joined pursuant to the terms thereof (including the Issuer and the Trustee), as amended, supplemented or otherwise modified from time to time.

 “Majority Holders”:  Means (i) if any Class A Notes are outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class A Notes; (ii) if no Class A Notes are outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class B Notes; (iii) if no Class A Notes or Class B Notes are outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class C Notes, (iv) if no Class A Notes, Class B Notes or Class C Notes are outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class D Notes or (v) if no Class A Notes, Class B Notes, Class C Notes or Class D Notes are outstanding, the Holders holding Notes evidencing more than fifty percent (50%) of the Outstanding Note Balance of the Class E Notes.

“Monthly Servicing Report”:  The report prepared by the Servicer pursuant to Section 13.09 of the Indenture and Section 4.01 of the Servicing Agreement, substantially in the form of Exhibit A to the Servicing Agreement.

“Moody’s”:  Moody’s Investors Service, Inc. and its successors in interest.

“Motorized Titled Equipment”:  Equipment consisting of motorized personal property that requires titling under State motor vehicle statutes.

 “Noteholder” and “Holder”:  The Person in whose name a Note is registered in the Note Register.

“Note Current Interest”:  Means interest accrued during each Interest Accrual Period and payable to the Noteholders of a Class on the related Payment Date; provided however, that with respect to each Class of Notes and on each Payment Date, interest shall be deemed not to have accrued during the previous Interest Accrual Period on an amount equal to the Impairment of such Class of Notes (such interest that is deemed not to have accrued, “Deferred Interest”). Notwithstanding the foregoing, if, on any subsequent Payment Date and with respect to each Class of Notes, no Impairment is allocated to such Class of Notes, all Deferred Interest for such Class of Notes shall be deemed to have accrued during the immediately preceding Interest Accrual Period and be payable on such Payment Date as Note Current Interest.

 “Note Interest”:  Means, with respect to a Class of Notes and any Payment Date, the sum of the Note Current Interest and any unpaid, overdue interest, if any, for such Class.

“Note Owner”:  Means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Security Depository or on the books of a Person maintaining an account with such Security Depository (directly as a Security Depository Participant or as an indirect participant, in each case in accordance with the rules of such Security Depository) or the Person who is the beneficial owner of such Book-Entry Note, as reflected in the Note Register in accordance with Section 2.06 of the Indenture.

“Note Purchase Agreement”: Means the Note Purchase Agreement, dated August 12, 2010, among the Transferor, the Issuer and the Initial Purchaser.

“Note Rate”:  Means 3.45% per annum for the Class A Notes, 4.90% per annum for the Class B Notes, 5.00% per annum for the Class C Notes and 5.50% per annum for each of the Class D Notes and Class E Notes.

“Note Register” and “Note Registrar”:  Have the respective meanings set forth in Section 2.06 of the Indenture.

“Notes”:  Any one or all of the Outstanding Equipment Contract Backed Notes, Series 2010-3, issued by LEAF Receivables Funding 4, LLC pursuant to the Indenture, in the aggregate maximum principal amount of $171,429,000, of all Classes, or as the context may require, a specific Class.

“Obligor”:  The borrower or lessee under each Contract, including any guarantor of such Contract (other than any guarantor who is the vendor of the Equipment the subject of such Contract or the Person who originated such Contract), and their respective successors and assigns.

“Offering Circular”:  The Confidential Offering Circular, dated August 16, 2010, relating to the initial offering of the Notes.

“Officer’s Certificate”:  A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller, the Secretary, or any Assistant Secretary of the Person on whose behalf the certificate is delivered, and delivered to the Trustee or the Initial Purchaser, as the case may be.

“One-Time Successor Servicer Fee”:  Has the meaning set forth in Section 7.06 of the Servicing Agreement.

“Opinion of Counsel”:  A written opinion of counsel who may, except as otherwise expressly provided in the Indenture or required by the Control Party, be inside (but only with respect to internal corporate matters) or outside counsel for the Servicer, the Transferor or the Issuer, as applicable, and who shall be reasonably satisfactory to the Control Party and which opinion shall be addressed to the Noteholders and/or the Trustee (as required by the applicable terms of the Transaction Documents) and be in form and substance reasonably satisfactory to the Control Party and the Trustee.

“Optional Redemption”:  Is as defined in Section 11.01 of the Indenture.

“Originator”:  LEAF Funding, Inc., a Delaware corporation.

 “Outstanding”:  With respect to Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

(a)           Notes previously canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

(b)           Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or any provision therefor, satisfactory to the Trustee, has been made, in accordance with Article XI of the Indenture); and

(c)           Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a protected purchaser; provided that, for purposes of determining whether the Noteholders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes beneficially owned, directly or indirectly, by the Issuer, any other obligor upon the Notes, the Servicer, any Affiliate of the Issuer or of the Servicer or such other obligor shall be disregarded and deemed not to be outstanding; provided further that, in determining whether the Trustee will be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only such Notes as a Responsible Officer of the Trustee knows to be so owned shall be so disregarded.  For purposes of this definition, beneficial ownership shall be determined in accordance with Rule 13d-3 of the Securities and Exchange Commission, promulgated pursuant to the Securities Exchange Act of 1934, as amended.

“Outstanding Note Balance”:  With respect to any Class of Notes (including, for purposes of accruing interest thereon, any Notes called for redemption but not yet redeemed), the Initial Note Balance of such Class less the sum of all amounts actually distributed in respect of principal for such Class as of such date.

“Ownership Interest”:  Means, with respect to any Note, any ownership interest in such Note, including any interest in such Note as the Noteholder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

 “Paying Agent”:  The Trustee (or any other Person that meets the eligibility standards for the Trustee set forth in Section 7.08 of the Indenture and that is authorized pursuant to Section 7.15 of the Indenture to pay the principal of or interest on any Notes on behalf of the Issuer).

“Payment Date”:  The first Payment Date will be August 20, 2010, and each subsequent Payment Date will be the 20th day of each month, or if such date is not a Business Day, the business day immediately following such 20th day.

 “Permitted Liens”:  Means (i) liens created under the Indenture in favor of the Trustee for the benefit of the Secured Parties, (ii) Liens created under the Assignment Agreements or Assignments in favor of the Issuer, (iii) Liens for taxes not yet due and payable and for which adequate reserves are maintained in accordance with GAAP, (iv) mechanics’ liens filed on any Equipment that attach after the applicable Cut-Off Date and are not yet due and payable and if unpaid would not materially impair the value of such Equipment, (v) mechanics’ liens, property tax liens and other liens arising on the Equipment through an Obligor to the extent the Servicer has determined in good faith in accordance with its Credit and Collection Policies to not make an advance to discharge, and (vi) any Obligor’s right to quiet enjoyment and possession of any Equipment under the applicable Contract.

“Person”:  Any individual, corporation, limited liability company, partnership, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or other entity or government or any agency or political subdivision thereof.

“Plan”:  An “employee benefit plan,” as defined in Section 3(3) of ERISA or a “plan” within the meaning of Section 4975(e)(1) of the Code.

 “Preliminary Offering Circular”:  The Preliminary Confidential Offering Circular, dated August 12, 2010, relating to the initial offering of the Notes.

 “Prepayment”:  With respect to a Collection Period and a Contract (except a Defaulted Contract), (i) the payment by the related Obligor of all remaining Scheduled Payments due on such Contract or (ii) as defined in the Credit and Collection Policies, so long as such amount is designated by the Obligor as a prepayment and the Servicer has consented to such prepayment. Advance Payments and Residual Receipts are not "Prepayments."

“Prepayment Amount”:  In the event that an Obligor requests an upgrade or trade-in of Equipment under a Contract and the Servicer has agreed to such request, the payment by the Servicer of an amount equal to the sum, without duplication, of (i) the Discounted Contract Balance as of the date of reconveyance, (ii) one month’s interest thereon at the Discount Rate, (iii) the discounted portion of the Booked Residual for such Contract and (iv) any Scheduled Payments due and outstanding under such Contract that have not been paid by the Obligor, all in connection with the removal of such Equipment and the related Contract from the Collateral.

 “Proceeding”:  Any suit in equity, action at law or other judicial or administrative proceeding.

“Purchase and Contribution Agreement”:  Means the Purchase and Contribution Agreement, dated as of July 4, 2010, between LEAF Equipment Finance Fund 4, L.P., as seller,. and the Issuer, as purchaser.

“Purchase and Sale Agreements”:  Means (a) the Purchase and Sale Agreement, dated as of July 4, 2010, between Resource Capital Funding, LLC, as seller, and LEAF Equipment Finance Fund 4, L.P., as purchaser and (b) the Purchase and Sale Agreement, dated as of July 4, 2010, between LEAF 4A SPE, LLC, as seller and LEAF Equipment Finance Fund 4, L.P., as purchaser.

“Purchase Price”:  Means, with respect to Contracts sold pursuant to any Assignment Agreement, the payment amount identified in Section 1 of such Assignment Agreement.

“QIB”:  Means a “qualified institutional buyer” within the meaning of Rule 144A.

“Rating Agency”:  DBRS, Inc..

“Rating Agency Condition”:  Means, with respect to any action and a Class of Notes, that the Rating Agency which shall have rated such Class shall have been given at least ten (10) Business Days (or such shorter period as is acceptable to the Rating Agency) prior written notice thereof.

“Receivable”:  As of any date of determination, all Scheduled Payments and all other income, payments and proceeds of the Contracts (including Guaranty Amounts, Servicing Charges, Insurance Proceeds and other Recoveries or Residual Receipts) that are (1) collected on or after the applicable Cut-Off Date or (2) Advance Payments collected by the Servicer before the applicable Cut-Off Date but due in Collection Periods commencing on and after the applicable Cut-Off Date, and any Recoveries thereon; provided that, from and after the date, if any, on which the related Contract Assets are repurchased in accordance with Section 6.1(a) or Section 6.1(b) of the Purchase and Contribution Agreement or substituted pursuant to Section 3.04 of the Servicing Agreement, such Receivable shall no longer constitute a “Receivable” for purposes of the Transaction Documents.

“Record Date”:  With respect to each Payment Date, at the close of business on the Business Day immediately preceding such Payment Date; provided however, that the Record Date for any Class of Notes issued as a Definitive Note will be the close of business on the last Business Day of the calendar month immediately preceding the applicable Payment Date.

“Recoveries”:  For any Collection Period or portion thereof occurring after the date on which any Contract becomes a Defaulted Contract, all amounts received in respect of a Defaulted Contract, including, without limitation, amounts received in connection with the sale or other disposition of the related Equipment, Insurance Proceeds with respect to the related Equipment, legal judgments and settlements, collection agency efforts, or any other payments made by or on behalf of the related Obligor, net of contingency expenses, in connection with such Defaulted Contract; provided, that in no event may Recoveries in respect of a Defaulted Contract be less than zero.

“Redemption Date”:  The Payment Date elected pursuant to Section 11.01 of the Indenture for either an Optional Redemption or the Auction Call Redemption or any other Business Day mutually determined by the Issuer, the Noteholders and the Trustee.

“Redemption Price”:  With respect to any Note as of the Redemption Date, the Outstanding Note Balance of the Notes, together with interest accrued thereon to the Redemption Date.

“Registered Holder”:  The Person whose name appears on the Note Register on the applicable Record Date.

“Registrar of Titles”:  With respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

 “Related Security”:  With respect to any Contract, all liens, security interests, guarantees, indemnities, warranties, letters of credit and other agreements securing or supporting payment on any Receivable or relating to any Equipment, including, with respect to any Receivables, any “supporting obligations” (as defined in 9-102 of the UCC) therefor, and all rights with respect to any vendors, dealers or manufacturers of the Equipment or other originators, including those arising under private label leases, all rights under any purchase or vendor agreements relating thereto, and all rights of the Originator and its assignees with respect to the Contracts and related Equipment.

“Release Agreement”:  The notice regarding prepayment of Existing Indebtedness and release of related collateral, substantially in the form of Exhibit H attached to the Indenture.

“Reporting Date”:  The 16th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

 “Reserve Account”:  The trust account created and maintained pursuant to Section 13.02 of the Indenture; provided, that in no event shall the Reserve Account be other than an Eligible Account.

 “Residual Receipts”:  Means, without duplication, (a) all proceeds of the sale of Equipment received by the Servicer at the end of the related Contract, whether to the related Obligor or to a third party, (b) any amounts collected by the Servicer as judgments against an Obligor or others related to the failure of such Obligor to pay any required amounts relating to the Booked Residual under the related Contract or to return the Equipment, (c) all proceeds from renewal payments made for the continued use of the Equipment after the original date of termination of the related Contract plus (d) any amounts not otherwise described above which are received by the Servicer and applied against the Booked Residual of such Contract in accordance with the Servicer’s servicing standards, in each case as reduced by any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Contract or in liquidating such Equipment; provided, that in no event may Residual Receipts in respect of a Contract or any Equipment be less than zero.

“Responsible Officer”:  (a) When used with respect to the Trustee or the Back-up Servicer, any officer of the Trustee or the Back-up Servicer, including any Vice President, Assistant Vice President, any Secretary or Assistant Secretary, any trust officer or any other officer of the Trustee or the Back-up Servicer customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of the Indenture; and (b) when used with respect to the Servicer (if the Servicer is LEAF Financial Corporation or any of its Affiliates) or the Issuer, any of the president, chief financial officer, chief operating officer, chief accounting officer, treasurer or any Vice-President.

“Rule 17g-5”:  Is as defined in Section 7.01(k) of the Indenture.

 “Rule 144A”:  Means the rule designated as “Rule 144A” promulgated by the United States Securities and Exchange Commission under the Securities Act.

“Rule 144A Global Note”:  Means the permanent global note, evidencing Notes, in the form of the Notes attached as Exhibits A-1, B-1, C-1, D-1, and E-1 to the Indenture, that is deposited with and registered in the name of the Security Depository or its nominee, representing the Notes sold in reliance on Rule 144A.

“Rule 144A Information”:  Has the meaning set forth in Section 12.02(w) of the Indenture.

“S & P”:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

“Sale”:  Has the meaning set forth in Section 6.18 of the Indenture.

“Scheduled Payment”:  With respect to a Payment Date and a Contract, the periodic scheduled payment of rent or other payments on a monthly, quarterly, semi-annual or annual basis, in arrears or in advance as set forth in the Contract, and due from the Obligor in the related Collection Period, exclusive of any Servicing Charges and Residual Receipts (which Residual Receipts, for the avoidance of doubt, include all payments due after the Final Due Date for a Contract).

 “Secured Parties”:  Means, collectively, the Noteholders.

“Securities Account Control Agreement”: Means the Securities Account Control Agreement, dated as of July 4, 2010, by and between the Issuer and the Trustee, as both securities intermediary and trustee.

“Securities Act”: The United States Securities Act of 1933, as amended.

“Securities Intermediary”: Means U.S. Bank National Association in its capacity as Securities Intermediary pursuant to the Securities Account Control Agreement.

“Security Deposit”:  Any amount paid to the Servicer or the Originator and its assigns by an Obligor as a security deposit which has not previously been refunded to such Obligor or applied towards such Obligor’s obligations under such Contract.

“Security Depository”:  Initially shall mean DTC, and otherwise shall mean any replacement thereof or successor thereto registered as a “Security Depository” pursuant to Section 17A of the Exchange Act.

“Security Depository Participant”:  Means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Security Depository effects book-entry transfers and pledges of securities deposited with the Security Depository.

 “Servicer”:  The servicer of the Contract Assets, which shall be, unless otherwise disclosed to and approved by the Control Party, LEAF Financial Corporation until such time, if any, as the Back-up Servicer or other successor Person shall have become the “Servicer” pursuant to the applicable provisions of the Servicing Agreement, whereupon “Servicer” shall mean such successor Person.

“Servicer Fee”:  The fee payable on each Payment Date to the Servicer (or, so long as LEAF Financial Corporation is the Servicer, to the Transferor as its agent) in consideration for the Servicer’s performance of its duties under the Servicing Agreement during the related Collection Period, in an amount equal to the product of (a) one-twelfth (1/12) of the Servicer Fee Rate and (b) the aggregate Discounted Pool Balance as of the Payment Date occurring immediately prior to the related Collection Period (or, in the case of the Initial Payment Date, the Initial Cut–Off Date). If the Back-up Servicer shall become the successor Servicer, the Servicer Fee shall be subject to a minimum of $6,000 per month.

“Servicer Fee Rate”:  2.00% per annum.

“Servicer Financial Statements”:  The financial statements described in Section 4.02(i) of the Servicing Agreement.

“Servicer Termination Notice”:  The notice described in Section 6.01 of the Servicing Agreement.

“Servicer Transition Account”:  The trust account created and maintained pursuant to Section 13.02 of the Indenture; provided, that in no event shall the Servicer Transition Account be other than an Eligible Account.

“Servicing Agreement”:  The Servicing Agreement, dated as of July 4, 2010, among the Servicer, the Transferor, the Issuer, the Trustee and the Back-up Servicer, as amended, supplemented or otherwise modified from time to time.

“Servicing Charges”:  Means the sum of (a) any late payment charges paid by an Obligor on a Contract after application of any such charges to amounts then due under such Contract and (b) any other incidental charges, or fees received from an Obligor, including (i) tax payments, insurance premium payments or reimbursements, late charges, documentation fees, extension fees, administrative charges and maintenance premiums and other pass-through items and (ii) prepayment charges paid by an Obligor in connection with a Prepayment.

“Servicing Documents”:  Means all servicing records, servicing agreements, servicing rights, pledge agreements and any other collateral pledged or otherwise relating to the Contracts, together with all files, documents, instruments, certificates, correspondence, accounting books and records relating thereto or to the Contract Files.

“Servicing Officers”:  Those officers of the Servicer involved in, or responsible for, the administration and servicing of the Contract Assets, as identified on a certificate delivered to the Trustee in accordance with Section 4.01(a)(ix) of the Indenture, as the same may be updated from time to time.

“State”:  Any state of the United States of America and, in addition, the District of Columbia.

“Stated Maturity Date”:  If the Notes have not already been paid in full, the Outstanding Note Balance with respect to each Class of Notes due and payable on the Payment Dates occurring on:

Class A Notes	June 20, 2016
Class B Notes	February 20, 2022
Class C Notes	February 20, 2022
Class D Notes	February 20, 2022
Class E Notes	February 20, 2022

“Subject Equipment”:  Means Equipment subject to a certain Contract.

“Substitute Contract”: A Contract substituted by the Transferor in replacement of one or more Contracts of the Issuer pursuant to the terms and provisions of the Transaction Documents.

 “Tax Lien”: A lien arising under Section 6321 of the Code.

“Three-Month Rolling Average Delinquency Ratio”:  Means, with respect to any Determination Date commencing with the fourth Determination Date after the Closing Date, the average of the Delinquency Ratios for such Determination Date and the two preceding Determination Dates.

“Transaction Documents”:  The Indenture, the Lockbox Intercreditor Agreement, each Assignment Agreement, each Assignment, the Note Purchase Agreement, the Servicing Agreement, the Purchase and Contribution Agreement, the Purchase and Sale Agreements, the Notes, the Joinder to Lockbox Intercreditor Agreement, any Lienholder Nominee Agreement, the Securities Account Control Agreement and each other document and/or instrument executed pursuant thereto or in connection therewith.

“Transfer Certificate”:  Has the meaning set forth in Section 3.01(a) of the Indenture.

“Transfer Taxes”:  Means any tax, fee or other governmental charge payable to any federal, state or local government in connection with the sale of the Contract Assets to the Issuer pursuant to the Assignment Agreements and the pledge of the Contract Assets by the Issuer to the Trustee pursuant to the Indenture.

“Transferor”: Means LEAF Equipment Finance Fund 4, L.P., a Delaware limited partnership.

“Transferor Advance”:  Means, in the event that any Obligor fails to remit the full Scheduled Payment due from it with respect to a Collection Period by the Determination Date related to such Collection Period, an advance by the Transferor, at the direction of the Servicer, from its own funds prior to the related Payment Date of an amount equal to such unpaid Scheduled Payment.

“Transition Costs”:  Means any documented fees and expenses reasonably incurred by a successor Servicer, the Back-up Servicer or the Trustee in connection with a transfer of servicing under the Servicing Agreement, as provided in the Indenture and the Servicing Agreement; provided that the total amount of Transition Costs payable to all such Persons shall not exceed $150,000 in the aggregate.

“Trust Accounts”:  Has the meaning set forth in Section 13.02(a) of the Indenture.

“Trustee”:  The trustee under the Indenture which, initially, shall be U.S. Bank National Association until such time, if any, as a successor Person shall have become the Trustee pursuant to the applicable provisions of the Indenture, whereupon “Trustee” shall mean such successor Person.

“Trustee Fee”:  The monthly fees payable on each Payment Date to the Trustee in consideration for the Trustee’s performance of its duties hereunder, as set forth in the Trustee Fee Schedule.

“Trustee Fee Schedule”:  That certain “Schedule of Fees for Services as Trustee, Paying Agent, Registrar and Securities Intermediary” relating to the LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, 2010-3, dated as of July 30, 2010.

“UCC”:  The Uniform Commercial Code as then in effect in the State of New York, or where the context otherwise requires, the jurisdiction the law of which governs the perfection or priority of any applicable security interest.

“United States”:  The United States of America and its territories.

“U.S. Person”:  Means (other than for tax purposes) (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), or (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided that, the term “U.S. Person” shall not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country, and (C) the international organizations set forth in Section 902(k)(2)(vi) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

“Vendor”:  Any Equipment manufacturer, distributor, dealer or supplier with whom the Servicer or Originator has a vendor program in effect pursuant to which the Servicer or Originator acquires or otherwise originates Contracts used to finance equipment manufactured and/or distributed by such vendor and leased or otherwise financed by Obligors under such Contracts.

“Verification Date”:  The third Business Day after each Reporting Date, by which time the Back-up Servicer must verify the information contained in the Monthly Servicing Report delivered on such Reporting Date.

“Warranty Event”:  With respect to any Contract, (a) any breach of Section 4.1(a) of the Purchase and Contribution Agreement or clauses (3) or (4) of any Assignment Agreement that gives rise to a repurchase obligation under Section 6.1(a) of the Purchase and Contribution Agreement or (b) the circumstances described in Section 4.04(a) of the Indenture.

“Winning Bidder”:  Is as defined in Section 11.06 of the Indenture.

Exhibit A-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
GLOBAL CLASS A NOTE

[For Rule 144A Book-Entry Notes Only]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS

Exhibit A-1-1

THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), OR (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[The remaining pages for Class A Notes follow starting on the next page.

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Exhibit A-1-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS A NOTE

No. ______ Up to $131,242,000

Stated Maturity Date:  _______ __, 20__

Dated: ____________ __, 20__

REGISTERED OWNER: ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed ONE HUNDRED THIRTY-ONE MILLION TWO HUNDRED FORTY-TWO THOUSAND DOLLARS ($131,242,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class A Note shall represent such of the Outstanding Class A Notes as are specified herein, and represents the aggregate amount of Outstanding Class A Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class A Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class A Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class A Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and

Exhibit A-1-3

shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class A Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

This Class A Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

This Class A Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class A Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class A Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class A Note and any other Class A Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Exhibit A-1-4

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class A Notes may be exchanged, and their transfer may be registered, by the Class A Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes.  Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party

Exhibit A-1-5

and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

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  Exhibit A-1-6

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4, LLC

By:

Name:

Title:

This is one of the Class A Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit A-1-7

Exhibit A-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
DEFINITIVE CLASS A NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY

Exhibit A-2-1

TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

[The remaining pages for Class A Notes follow starting on the next page.
The remainder of this page is intentionally left blank.]

Exhibit A-2-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS A NOTE

No. ______ Up to $131,242,000

Stated Maturity Date: _______ __, 20__

Dated: ____________ __, 20__

REGISTERED OWNER: ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed ONE HUNDRED THIRTY-ONE MILLION TWO HUNDRED FORTY-TWO THOUSAND DOLLARS ($131,242,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class A Note shall represent such of the Outstanding Class A Notes as are specified herein, and represents the aggregate amount of Outstanding Class A Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class A Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class A Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class A Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Exhibit A-2-3

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class A Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the close of business on the last Business Day of the month prior to such Payment Date.

This Class A Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

This Class A Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class A Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class A Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class A Note and any other Class A Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Exhibit A-2-4

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Trustee.

The Class A Notes may be exchanged, and their transfer may be registered, by the Class A Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes.  Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

Exhibit A-2-5

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit A-2-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

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Exhibit A-2-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4, LLC

By:

Name:
Title:

This is one of the Class A Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit A-2-8

[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns, and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________
_______________________________

______________________________________________________________________________

(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________

the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________________________, as attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

____________________________________
Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit A-2-9

Exhibit B-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
GLOBAL CLASS B NOTE

[For Rule 144A Book-Entry Notes]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS

Exhibit B-1-1

THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[The remaining pages for Class B Notes follow starting on the next page.

The remainder of this page is intentionally left blank.]

Exhibit B-1-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS B NOTE

No. ______                                                                                                                                                                                                                             Up to $13,820,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed THIRTEEN MILLION EIGHT HUNDRED TWENTY THOUSAND DOLLARS ($13,820,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class B Note shall represent such of the Outstanding Class B Notes as are specified herein, and represents the aggregate amount of Outstanding Class B Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class B Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class B Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class B Notes specified

Exhibit B-1-3

in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class B Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

THIS CLASS B NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class B Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit B-1-4

This Class B Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class B Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class B Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class B Note and any other Class B Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class B Notes may be exchanged, and their transfer may be registered, by the Class B Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class B Notes.  Upon exchange or registration of such transfer, a new registered Class B Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

Exhibit B-1-5

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit B-1-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit B-1-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4 LLC

By:	_________________________

Name:

Title:

This is one of the Class B Notes described in the within-mentioned Indenture.

Dated:  ____________ ___, 2010

U.S. Bank National Association, as Trustee

By: ______________________________

Authorized Signatory

Exhibit B-1-8

Exhibit B-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
DEFINITIVE CLASS B NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST

Exhibit B-2-1

HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

[The remaining pages for Class B Notes follow starting on the next page.
The remainder of this page is intentionally left blank.]

Exhibit B-2-2

Exhibit C-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
GLOBAL CLASS C NOTE

[For Rule 144A Book-Entry Notes]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS

Exhibit C-1-1

THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[The remaining pages for Class C Notes follow starting on the next page.

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Exhibit C-1-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS C NOTE

No. ______                                                                                                           Up to $10,367,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed TEN MILLION THREE HUNDRED SIXTY-SEVEN THOUSAND DOLLARS ($10,367,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class C Note shall represent such of the Outstanding Class C Notes as are specified herein, and represents the aggregate amount of Outstanding Class C Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class C Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class C Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class C Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Exhibit C-1-3

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class C Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

THIS CLASS C NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class C Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit C-1-4

This Class C Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class C Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class C Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class C Note and any other Class C Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class C Notes may be exchanged, and their transfer may be registered, by the Class C Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class C Notes.  Upon exchange or registration of such transfer, a new registered Class C Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class C Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

Exhibit C-1-5

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit C-1-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

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Exhibit C-1-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4 LLC

By:	_________________________

Name:

Title:

This is one of the Class C Notes described in the within-mentioned Indenture.

Dated:  ____________ ___, 2010

U.S. Bank National Association, as Trustee

By: ______________________________

Authorized Signatory

Exhibit C-1-8

Exhibit C-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
DEFINITIVE CLASS C NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS

Exhibit C-2-1

INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

[The remaining pages for Class C Notes follow starting on the next page.
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Exhibit C-2-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS C NOTE

No. ______                                                                                                                                             Up to $10,367,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed TEN MILLION THREE HUNDRED SIXTY-SEVEN THOUSAND DOLLARS ($10,367,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010(as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class C Note shall represent such of the Outstanding Class C Notes as are specified herein, and represents the aggregate amount of Outstanding Class C Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class C Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class C Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class C Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and

Exhibit C-2-3

shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class C Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the close of business on the last Business Day of the month prior to such Payment Date.

THIS CLASS C NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class C Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit C-2-4

This Class C Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class C Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class C Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class C Note and any other Class C Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Trustee.

The Class C Notes may be exchanged, and their transfer may be registered, by the Class C Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class C Notes.  Upon exchange or registration of such transfer, a new registered Class C Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class C Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

Exhibit C-2-5

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

Exhibit C-2-6

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

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Exhibit C-2-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4, LLC

By:

Name:

Title:

This is one of the Class C Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit C-2-8

[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns, and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________
_______________________________

______________________________________________________________________________

(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________

the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________________________, as attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

____________________________________
Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit C-2-9

Exhibit D-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
GLOBAL CLASS D NOTE

[For Rule 144A Book-Entry Notes]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS

Exhibit D-1-1

THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[The remaining pages for Class D Notes follow starting on the next page.

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Exhibit D-1-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS D NOTE

No. ______                                                                                                                                             Up to $8,000,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed EIGHT MILLION DOLLARS ($8,000,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class D Note shall represent such of the Outstanding Class D Notes as are specified herein, and represents the aggregate amount of Outstanding Class D Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class D Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class D Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class D Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and

Exhibit D-1-3

ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class D Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

THIS CLASS D NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES, THE CLASS B NOTES, AND THE CLASS C NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class D Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

This Class D Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class D Notes nor the Contract Assets are insured by any Person or any governmental agency.

Exhibit D-1-4

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class D Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class D Note and any other Class D Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class D Notes may be exchanged, and their transfer may be registered, by the Class D Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class D Notes.  Upon exchange or registration of such transfer, a new registered Class D Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class D Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

Exhibit D-1-5

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit D-1-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

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Exhibit D-1-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4, LLC

By:	_________________________

Name:

Title:

This is one of the Class D Notes described in the within-mentioned Indenture.

Dated:  ____________ ___, 2010

U.S. Bank National Association, as Trustee

By: ______________________________

    Authorized Signatory

Exhibit D-1-8

Exhibit D-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
DEFINITIVE CLASS D NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS

Exhibit D-2-1

INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

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Exhibit D-2-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS D NOTE

No. ______                                                                                                           Up to $8,000,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed EIGHT MILLION DOLLARS ($8,000,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010(as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class D Note shall represent such of the Outstanding Class D Notes as are specified herein, and represents the aggregate amount of Outstanding Class D Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class D Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class D Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class D Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and

Exhibit D-2-3

shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class D Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the close of business on the last Business Day of the month prior to such Payment Date.

THIS CLASS D NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES, THE CLASS B NOTES, AND THE CLASS C NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class D Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

This Class D Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class D Notes nor the Contract Assets are insured by any Person or any governmental agency.

Exhibit D-2-4

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class D Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class D Note and any other Class D Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Trustee.

The Class D Notes may be exchanged, and their transfer may be registered, by the Class D Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class D Notes.  Upon exchange or registration of such transfer, a new registered Class D Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class D Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

Exhibit D-2-5

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit D-2-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit D-2-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4, LLC

By:

Name:

Title:

This is one of the Class D Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit D-2-8

[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns, and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________
_______________________________

______________________________________________________________________________

(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________

the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________________________, as attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

____________________________________
Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit D-2-9

Exhibit E-1
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
GLOBAL CLASS E NOTE

[For Rule 144A Book-Entry Notes]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IS A U.S. PERSON (“U.S. PERSON”) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB AND IS

Exhibit E-1-1

A U.S. PERSON.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION").  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[The remaining pages for Class E Notes follow starting on the next page.

The remainder of this page is intentionally left blank.]

Exhibit E-1-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS E NOTE

No. ______                                                                                                           Up to $8,000,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed EIGHT MILLION DOLLARS ($8,000,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class E Note shall represent such of the Outstanding Class E Notes as are specified herein, and represents the aggregate amount of Outstanding Class E Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class E Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class E Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class E Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Exhibit E-1-3

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class E Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the last Business Day preceding such Payment Date.

THIS CLASS E NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES, THE CLASS B NOTES, THE CLASS C NOTES, AND THE CLASS D NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class E Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit E-1-4

This Class E Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class E Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class E Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class E Note and any other Class E Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture.  If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class E Notes may be exchanged, and their transfer may be registered, by the Class E Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class E Notes.  Upon exchange or registration of such transfer, a new registered Class E Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class E Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

Exhibit E-1-5

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Exhibit E-1-6

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit E-1-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4 LLC

By:	_________________________

Name:

Title:

This is one of the Class E Notes described in the within-mentioned Indenture.

Dated:  ____________ ___, 2010

U.S. Bank National Association, as Trustee

By: ______________________________

Authorized Signatory

Exhibit E-1-8

Exhibit E-2
to Indenture

FORM OF LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
DEFINITIVE CLASS E NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IS A U.S. PERSON (“U.S. PERSON”) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING AN OWNERSHIP INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB AND IS A U.S. PERSON.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION").  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Exhibit E-2-1

OWING TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING NOTE BALANCE OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANYONE PURCHASING THIS NOTE SHOULD CONFIRM THE OUTSTANDING NOTE BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.

[The remaining pages for Class E Notes follow starting on the next page.
The remainder of this page is intentionally left blank.]

Exhibit E-2-2

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3
CLASS E NOTE

No. ______                                                                                                           Up to $8,000,000

Stated Maturity Date: _______ __, 20__

Dated: ________ __, 20__

REGISTERED OWNER:  ____________________________

LEAF Receivables Funding 4, LLC, a Delaware limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Issuer,” which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner on or before the Stated Maturity Date the principal sum in an amount not to exceed EIGHT MILLION DOLLARS ($8,000,000) less all principal paid with respect thereto, and to pay monthly in arrears all accrued interest and other amounts due with respect to this Note, as further provided in the Indenture.  Accrued interest, principal, and other amounts due with respect to this Note shall be paid on each Payment Date.

This Note is duly authorized by the Issuer pursuant to the Indenture, and is designated as its Equipment Contract Backed Notes, Series 2010-3 (herein called the “Notes”) issued and to be issued under the Indenture, dated as of July 4, 2010(as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Reference is made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

Each Class E Note shall represent such of the Outstanding Class E Notes as are specified herein, and represents the aggregate amount of Outstanding Class E Notes from time to time endorsed hereon by the Trustee, or by the Note Registrar at the direction of the Trustee, and the aggregate amount of Outstanding Class E Notes represented hereby may, from time to time, be reduced or increased to represent exchanges and redemptions.

Interest shall accrue on the Outstanding Note Balance of the Class E Notes as of the first day of the applicable Interest Accrual Period and (to the greatest extent legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided in the Indenture) until fully paid, at the Note Rate for the Class E Notes specified in the Indenture (calculated in accordance with the Indenture).  The Interest Accrual Period for each Payment Date is the period commencing on and including the immediately preceding Payment Date and ending

Exhibit E-2-3

on and including the day immediately preceding such Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Closing Date, and shall end on the day immediately preceding the Initial Payment Date.  All accrued interest shall be due and payable in arrears on each Payment Date.  In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

Installments of principal shall be paid on this Note beginning on the Initial Payment Date and ending no later than the Stated Maturity Date specified above unless the Notes become due and payable at an earlier date by declaration of acceleration in accordance with Article VI of the Indenture or call for redemption in accordance with Article XI of the Indenture.  Each installment of principal due on any Payment Date (other than the Stated Maturity Date) shall be paid from amounts on deposit in the Collection Account to the applicable Holders in reduction of principal until the Outstanding Note Balance of each Class has been reduced to zero, in each case in accordance with the priorities set forth in the Indenture for such Payment Date.  All unpaid principal on any Note (together with interest thereon and all other amounts due and payable under the Indenture or in respect of the Notes) shall be due and payable in full on its Stated Maturity Date.  All reductions in the principal amount of this Note effected by payments of principal shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  Principal payable on the Class E Notes shall be payable in accordance with the Indenture; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

The principal and interest payable on this Note are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Registered Holder of this Note, at the address of the Registered Holder as it appears in the Note Register or, at the option of the Noteholder by wire transfer in accordance with the terms of the Indenture.  The Record Date for any Payment Date shall be the close of business on the last Business Day of the month prior to such Payment Date.

THIS CLASS E NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES, THE CLASS B NOTES, THE CLASS C NOTES, AND THE CLASS D NOTES TO THE EXTENT AND AS MORE FULLY DESCRIBED IN THE INDENTURE.

This Class E Note does not purport to summarize the Indenture completely, and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and immunities of the Issuer.  Copies of the Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107.

Exhibit E-2-4

This Class E Note represents asset-backed debt secured solely by assets of the Issuer, and is not an interest in, or obligation of, any other Person.  Neither the Class E Notes nor the Contract Assets are insured by any Person or any governmental agency.

The Notes are secured by certain Contract Assets, and the other assets comprising the Collateral, all as described in the Indenture.  The Collateral secures the Class E Notes issued under the Indenture equally and ratably without prejudice, priority, or distinction between any Class E Note and any other Class E Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture, and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part on any Payment Date on which the Aggregate Outstanding Note Balance (after taking into account payments made on such Payment Date) is less than 10% of the Aggregate Initial Note Balance at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Trustee.

The Class E Notes may be exchanged, and their transfer may be registered, by the Class E Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Trustee only in the manner and subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class E Notes.  Upon exchange or registration of such transfer, a new registered Class E Note or Notes evidencing the same Outstanding Note Balance will be executed in exchange therefor.

Each Person who has or who acquires any Ownership Interest in a Class E Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture, and shall be deemed to make any and all representations and warranties contained in Article II of the Indenture.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, the Note Registrar, the Paying Agent, and any agent of the Issuer, the Trustee, the Note Registrar, or the Paying Agent shall treat the Person in whose name this Note is registered in the Note Register as the owner hereof for the purpose of receiving payment as provided in the Indenture and for all other purposes whatsoever, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Note Registrar, the Paying Agent, nor any such agent shall be affected by notice to the contrary.

Exhibit E-2-5

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office of the Note Registrar in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar and duly executed by the holder hereof or his attorney duly authorized in writing and complying with all transfer requirements contained in the Indenture.  Thereupon, one or more new Notes of the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time, with the prior written consent of the Majority Holders and the Servicer, by the Issuer, the Custodian, and the Trustee.  The Indenture also contains provisions permitting the Control Party and the Noteholders to agree to certain modifications or actions and to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Control Party shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons, in such authorized denominations as provided in the Indenture, and subject to certain limitations therein set forth.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer.  The Issuer, the Trustee, and each Noteholder, by acceptance of its Note, agree to treat the Notes as indebtedness of the Issuer for all tax purposes.

During the term of the Indenture and for one year and one day after payment in full of all of the obligations of the Issuer under the Transaction Documents, none of the parties to the Indenture or any Affiliate thereof or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude any Noteholder from filing a proof of claim in any such proceeding in accordance with the Indenture.

This Note and the Indenture shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted thereunder are governed by the laws of a jurisdiction other than the State of New York, and without regard to principles of conflict of laws of the State of New York that would permit or require the application of the law of any other jurisdiction.

Exhibit E-2-6

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

The Issuer hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever.  The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[The remainder of page is intentionally left blank.]

Exhibit E-2-7

IN WITNESS WHEREOF, LEAF Receivables Funding 4, LLC, has caused this instrument to be signed, manually, by its authorized officer, as of the date set forth below.

LEAF RECEIVABLES FUNDING 4, LLC

By:

Name:

Title:

This is one of the Class E Notes described in the within-mentioned Indenture.

Dated: ____________ ___, 2010

U.S. Bank National Association, as Trustee

By:	______________________________

Authorized Signatory

Exhibit E-2-8

[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns, and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________
_______________________________

______________________________________________________________________________

(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________

the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________________________, as attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

____________________________________
Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit E-2-9

Exhibit F-1
to Indenture
FORM OF
REQUEST FOR RELEASE

U.S. Bank National Association, as Trustee
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107
Telecopier No.: 651-495-8090
Attention:  LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3

U.S. Bank National Association (“U.S. Bank”), as Custodian
1133 Rankin Street, EP-MN-TMZD
St. Paul, Minnesota 55116
Telecopier No.: 651-695-6102
Attention:  LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3

Re:
Indenture, dated as of July 4, 2010 (the “Indenture”), between LEAF Receivables Funding 4, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

In connection with the administration of the Contracts held by U.S. Bank National Association as the Custodian for the Trustee, we request the release of the Contract described in Schedule I, for the reason indicated.  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Indenture.

Reason for Requesting Documents (check one)

___	1.	Contract has become a Defaulted Contract

___	2.	Contract has become a Delinquent Contract

___	3.	A Warranty Event has occurred with respect to such Contract (Transferor purchase is required under Section 6.1 of the Purchase and Contribution Agreement)

___	4.	Such Contract is an Early Termination Contract

___	5.	Collection of Insurance Proceeds that have been deposited into the Collection Account

___	6.	Temporary Release to Servicer in accordance with Section 4.07(c) of the Indenture countersigned by the Servicer with the consent of the Control Party attached hereto

If Item 1, 2, 3, 4. or 5 above is checked, the Issuer requests the release of the Lien of the Trustee on such Contract and related Contract Assets and the release of the related Contract Files.  If Item 6 has been checked, the Issuer and the Servicer (i) request the temporary release of the Contract Files related to such Contract to the Servicer for servicing purposes only, and acknowledge that the Servicer will hold such temporarily released contracts as bailee of the Custodian, and (ii) acknowledge that the Custodian’s release of the Contract and any related documentation does not, for any purpose whatsoever, release or discharge the lien on such Contract.

Exhiit F-1-1

If Item 3 or 5 above is checked, and the Contract Repurchase Price is being delivered together with this Request for Release: (A) the Issuer certifies that (i) attached hereto as Schedule I is a list identifying the Contract and the related Contract Assets to be released; (ii) after giving effect to such release, no Default, Event of Default, or Event of Servicing Termination exists or will exist; and (iii) all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied; and (B) the Transferor certifies that (i) $_________ has been deposited into the Collection Account with respect thereto, and such amount constitutes the Contract Repurchase Price relating to such Contract and the related Contract Assets, and (ii) after giving effect to such release, no Default, Event of Default or Event, of Servicing Termination exists or will exist.

If Item 1, 2, or 4 above is checked, and a Substitute Contract and the related Contract Assets are being delivered together with this Request for Release: (A) the Issuer certifies that (i) attached hereto as Schedule I is a list identifying the Contract and the related Contract Assets to be released; (ii) attached hereto as Schedule II is a list identifying the Substitute Contract and the related Contract Assets that have been delivered to the Custodian in connection herewith and which are hereby substituted for the Contract and the related Contract Assets on Schedule I in accordance with the Transaction Documents; (iii) after giving effect to such release, no Default, Event of Default, or Event of Servicing Termination exists or will exist, (iv) all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied; and (v) all Contract Files related to the Substitute Contract has been delivered to the Custodian; and (B) the Transferor certifies that after giving effect to such release, no Default, Event of Default, or Event of Servicing Termination exists or will exist.

If Item 1, 2, or 4 above is checked, the Issuer and the Transferor each hereby certify that the aggregate Discounted Contract Balances of Defaulted Contracts, Delinquent Contracts, and Early Termination Contracts that have been replaced with a Substitute Contract on a cumulative basis from the Closing Date, including after giving effect to the Contract released hereby, does not exceed 8.00% of the Initial Discounted Pool Balance.

If Item 1, 2, 3, 4, or 5 above is checked, and if all or part of the Contract File was previously released to the Servicer pursuant to Item 6, please release to the Issuer the Servicer’s previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Contract.

If Item 6 above is checked, the Servicer hereby acknowledges that the Contract is the property of the Issuer and has been pledged to U.S. Bank National Association, as Trustee for the benefit of the Noteholders.  Attached to this Request for Release is the written consent of the Control Party to the temporary release, for servicing purposes, of the Contract and related Contract File, to the Servicer.  The Servicer agrees to return the Contract to the Custodian promptly upon the earlier of (x) the Control Party’s instruction to return a Contract to the Custodian and (y) the need therefor no longer existing; provided that if an Event of Default has occurred, the Servicer shall forthwith return to the Custodian each Contract temporarily delivered pursuant to Section 4.07 of the Indenture.

Exhiit F-1-2

IN WITNESS WHEREOF, the Issuer, the Servicer, and the Transferor have caused this Request for Release to be duly executed by their respective duly authorized officers as of ______ __, 20__.

LEAF Receivables Funding 4, LLC, as Issuer

By: __________________________________
Print Name: ____________________________
Title: _________________________________
Date:_________________________________

LEAF Financial Corporation, as Servicer

By: __________________________________
Print Name: ____________________________
Title: _________________________________
Date:_________________________________

LEAF Equipment Finance Fund 4, L.P., as Transferor,

By:  LEAF Asset Management, LLC, its General Partner

By: __________________________________
Print Name: ____________________________
Title: _________________________________
Date:_________________________________

Exhiit F-1-3

Schedule I
to Request for Release

Contract Assets to be released from Lien of Indenture

  Schedule I

Schedule II
to Request for Release

Substituted Contracts

Schedule II

Exhibit F-2
to Indenture
FORM OF
RETURN OF DOCUMENTS TO CUSTODIAN

____________ __, 200_

U.S. Bank National Association (“U.S. Bank”)
1133 Rankin Street
St. Paul, Minnesota  55116
Attention:  LEAF Receivables Funding 4, LLC,
Equipment Contract Backed Notes, Series 2010-3

Re:
Indenture, dated as of July 4, 2010 (the “Indenture”), between LEAF Receivables Funding 4, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

Ladies and Gentlemen:

In accordance with Section 4.07(c) of the Indenture, enclosed please find the Contract Files for the Contract(s) described below:

Obligors Name, Address, and Zip Code:
LEAF Contract Number:

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

LEAF FINANCIAL CORPORATION, as Servicer

By:
Name:
Title:
RECEIPT ACKNOWLEDGED:

U.S. BANK NATIONAL ASSOCIATION,
as Custodian

By:
Name:
Title:
Date:

Exhibit F-2

Exhibit G
to Indenture

FORM OF CUSTODIAN AND TRUSTEE CERTIFICATE
(pursuant to Section 4.03(b) of the Indenture)

LEAF Receivables Funding 4, LLC, as Issuer 2005 Market Street, 15th Floor Philadelphia, Pennsylvania 19103 Attention: Miles Herman
U.S. Bank National Association, as Trustee 60 Livingston Avenue, EP-MN-WS3D St. Paul, Minnesota 55107	U.S. Bank National Association, as Custodian 1133 Rankin Street, EP-MN-TMZD St. Paul, Minnesota 55116

Re:
Indenture, dated as of July 4, 2010 (the “Indenture”), between LEAF Receivables Funding 4, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

Ladies and Gentlemen:

1.           This Certificate is delivered pursuant to Section 4.03(b) of the Indenture.  Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture.

2.           The Custodian hereby certifies that:

(a)           it is holding each Contract listed on the Contract Schedule attached hereto as Schedule I (each a “Subject Contract” and, collectively, the “Subject Contracts”) and the related Contract Files as Custodian for the benefit of the Secured Parties;

(b)           except as otherwise noted, it has received and reviewed each item listed below for each Subject Contract:

(i)           copies of all UCC financing statements required to be filed to perfect the security interest in the related Equipment and the Related Security related thereto (except with respect to a Contract related to Equipment that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000);

(ii)                the one and only executed original counterpart of such Contract in the Servicer’s possession, or a machine copy thereof certified by an officer of the Servicer that such copy is a true and complete copy thereof;

Exhibit G-11

(c)           based on its examination of the Contract Files, the following information with respect to each Subject Contract accurately reflects the information on the Contract Schedule attached hereto as Schedule I:

(i)           the LEAF Contract Number; and

(ii)	the name of the Obligor; and

(d)           each Subject Contract does not contain any notations on its face that purport to evidence any encumbrances or restrictions on transfer other than the stamp, if any, in favor of a prior lender which has signed a Release Agreement.

3.           The Trustee hereby certifies that, with respect to all Contracts in the aggregate, it has received a copy of the Contract Schedule and an executed Assignment Agreement and executed Release Agreement related thereto.

[Signatures on Following Page]

Exhibit G-12

IN WITNESS WHEREOF, the Custodian and Trustee have caused this Custodian and Trustee Certificate to be executed by its duly authorized officer this ____ day of _____________, 20__.

U.S. BANK NATIONAL ASSOCIATION,
as Custodian and Trustee

By:______________________________
Name:
Title:

The undersigned, LEAF Receivables Funding 4, LLC, as the Issuer, hereby directs the Trustee to attach the Contract Schedule attached hereto as Schedule I to the Indenture as Schedule I thereto, with such Contract Schedule constituting the Contract Schedule, as contemplated by the Indenture and the other Transaction Documents, as of the Acquisition Date.

LEAF RECEIVABLES FUNDING 4, LLC, as Issuer

By:_____________________________
Name:
Title:

Exhibit G-13

Schedule I
to Custodian and Trustee Certificate

[Amendment to Contract Schedule, with any exceptions noted]

  Schedule I

Exhibit H
to Indenture

[FORM OF PAYOFF LETTER]

[LETTERHEAD OF UNICREDIT BANK AG, NEW YORK BRANCH]

August ___, 2010

Resource Capital Funding, LLC
c/o LEAF Financial Corporation
2005 Market Street, 15th Floor
Philadelphia, PA 19103

Attn:  Mr. Miles Herman

Re:           Resource Capital Funding, LLC Payoff Letter

Dear Mr. Herman:

Reference is made to that certain Receivables Loan and Security Agreement dated as of March 31, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “RLSA”), by and among Resource Capital Funding, LLC, as borrower (“Borrower”), LEAF Financial Corporation (“LEAF Financial”), as Servicer, Black Forest Funding LLC (f/k/a Black Forest Funding Corporation) (“Black Forest”) and the other lenders party thereto from time to time, UniCredit Bank AG, New York Branch (f/k/a Bayerische Hypo-und Vereinsbank AG, New York Branch) (“HVB”), as agent (the “Agent”), U.S. Bank National Association, as the custodian and the agent’s bank and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the RLSA.

The Borrower desires to transfer each Contract set forth on Exhibit A attached hereto and any all of the Pledged Assets related to each such Contract (collectively, the “Transferred Assets”) to LEAF Equipment Finance Fund 4, L.P.

The total amount necessary to pay in full the outstanding Obligations (including, but not limited to, all outstanding Loans, liabilities or other indebtedness) under the RLSA and all other obligations, liabilities or indebtedness under any Transaction Document (collectively, “Liabilities”) to the Agent and each Lender as of Tuesday, August 17, 2010 is $____________________ (the “Total Payoff”).

Payment of the Total Payoff should be made to the Agent on or before 5:00 p.m. (New York, New York time) on August 17, 2010, by way of a wire transfer of immediately available funds according to the following wire instructions:

Exhibit H-1

ABA#:
Bank name:
Acct#:
Acct name:
Special Instructions:

Upon the effectiveness of this agreement, (a) all of the Agent’s and the Lender’s security interests in, and liens on, the Transferred Assets will be automatically terminated and released and the Transferred Assets shall be released from all liens and security interests under the RLSA and the other Transaction Documents, and (b) the Agent and Lender each authorize the filing of, and to execute (if necessary) and deliver, any and all Uniform Commercial Code financing statement terminations and such other lien release documents as Borrower shall reasonably request in order to evidence or otherwise give public notice of such collateral terminations and releases.

The effectiveness of this agreement is subject to and conditioned upon the receipt by the Agent of (a) this payoff letter agreement, duly executed by the parties hereto, and (b) the Total Payoff on or prior to August 17, 2010, in immediately available funds in accordance with the transfer instructions set forth above.

The Agent hereby requests that Borrower acknowledge its receipt and acceptance of, and its agreement to the terms and conditions set forth in, this agreement by signing a copy of it in the appropriate space indicated below and returning it to the Agent.

Exhibit H-2

This agreement may be signed by each of the parties hereto in counterparts but this agreement shall not become effective unless and until it is executed by each of the parties and returned to the Agent.  Delivery of a photocopy or facsimile of an executed counterpart of this agreement shall be effective as delivery of a manually executed original counterpart of this agreement.

Yours very truly,

THE LENDER	BLACK FOREST FUNDING LLC By: Name: Title:

THE AGENT	UNICREDIT BANK AG, NEW YORK BRANCH By: Name: Title: By: Name: Title:
[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Exhibit H-3

ACCEPTED AND AGREED:

THE BORROWER	RESOURCE CAPITAL FUNDING, LLC By: Name: Title:

Exhibit H-4

EXHIBIT A

(see attached)

[FORM OF PAYOFF LETTER]

[LETTERHEAD OF WELLS FARGO FOOTHILL, LLC]

[To be provided]

Exhibit I
to Indenture

[Reserved.]

Exhibit I

Exhibit J
to Indenture
Form of Transferee Certificate

(Date)

LEAF Receivables Funding 4, LLC
Equipment Contract Backed Notes, Series 2010-3, Class A
Equipment Contract Backed Notes, Series 2010-3, Class B
Equipment Contract Backed Notes, Series 2010-3, Class C
Equipment Contract Backed Notes, Series 2010-3, Class D
Equipment Contract Backed Notes, Series 2010-3, Class E

LEAF Receivables Funding 4, LLC
2005 Market Street, 15th Floor
Philadelphia, Pennsylvania 19103
Attention:  Miles Herman

U.S. Bank National Association, as Trustee
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107
Attn: LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3

Ladies and Gentlemen:

______________________  (the “Purchaser”) hereby represents and warrants to you in connection with its transfer of $_________ in the principal amount of the above-captioned notes (the “Notes”) as follows:

1.The Purchaser is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and it or such account is a “QIB” (“Qualified Institutional Buyer”) as defined in, and is aware that the sale to it is being made in reliance on, Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”), and is acquiring such Notes for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act) or fractionalization thereof or with any intention of reselling the Notes or any part thereof, subject to any requirement of law that the disposition of its property or the property of such account or accounts be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.  Furthermore, if the Purchaser is purchasing Class E Notes, the Purchaser is a U.S. person within the meaning of Regulation S under the Securities Act.

Exhibit J-1

2.The Purchaser acknowledges that the Notes have not been registered under the Securities Act and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted below.

3.If the Purchaser is a person other than a foreign purchaser outside the United States, it agrees that (i) if it should reoffer, resell, pledge, or otherwise transfer its Note prior to the second anniversary of the later of (a) the original issuance of such Note (or any predecessor Note), and (b) the sale of such Note (or any predecessor Note) by the Issuer or any affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the Securities Act), or (ii) if it was at the date of such transfer or during the three months preceding such date of transfer an affiliate of the Issuer (a) it will do so in compliance with any applicable State securities or “Blue Sky” laws and only (A) to the Issuer or (B) in compliance with Rule 144A, and (b) it will give the transferee notice of any restrictions on resale of such Note.

4.The Purchaser understands that the Notes, unless otherwise agreed by the Issuer and the Holder thereof, will bear a legend to the following effect:

[FOR CLASS A NOTES, CLASS B NOTES, CLASS C NOTES, AND CLASS D NOTES:]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB

Exhibit J-2

PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION") (EACH A "BENEFIT PLAN INVESTOR"), OR (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE, AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES, OR (C) IT HAS PROVIDED THE TRUSTEE WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE TRUSTEE, THE

Exhibit J-3

ISSUER, THE SERVICER, OR THE INITIAL PURCHASER WHICH OPINES THAT THE PURCHASE, HOLDING, AND TRANSFERRING OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE ISSUER, THE SERVICER, OR THE INITIAL PURCHASER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[FOR CLASS E NOTES:]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB

Exhibit J-4

PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IS A U.S. PERSON (“U.S. PERSON”) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING.  EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB AND IS A U.S. PERSON.  EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN ("PLAN ASSETS") PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE "PLAN ASSET REGULATION").  THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE.  ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

5.The Purchaser has received the information, if any, requested by it pursuant to Rule 144A, has had full opportunity to review such information, and has received all additional information necessary to verify such information.

Exhibit J-5

6.The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

7.The Purchaser understands that the Issuer, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the foregoing acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchaser.  If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

8.Either (i) It is not (and for so long as it holds any Notes or an interest therein will not be), and is not acting on behalf of (and for so long as it holds any Notes or an interest herein will not be acting on behalf of), an "employee benefit plan" as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or an entity which is deemed to hold the assets of any such plan ("Plan Assets") pursuant to 29 C.F.R. Section 2510.3-101 (the "Plan Asset Regulation") [yes/no], (ii)(A) in the case of a Class A Note or a Class B Note, its purchase and ownership of the security will be covered by a prohibited transaction class exemption issued by the United States Department of Labor, (B) at the time of acquisition the notes are rated at least investment grade, and (C) it believes that the notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and agrees to so treat such Notes [yes/no], or (iii) it has provided the Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Trustee, the Issuer, the Servicer, or the Initial Purchaser which opines that the purchase, holding, and transferring of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Trustee, the Issuer, the Servicer, or the Initial Purchaser to any obligation in addition to those undertaken in the Indenture [yes/no].

9.The Purchaser agrees to indemnify and hold harmless the Issuer and the Trustee and their respective affiliates from any cost, damage, or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties, and agreements.

10.The Purchaser agrees that (a) any sale, pledge or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon false or inaccurate representations made by the Transferee or a transferee to the Issuer, will be void and of no force or effect and (b) none of the Issuer, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned.  If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Exhibit J-6

Executed at ______________, ______________, this ___ day of ____________, 20___.

Purchaser’s Name and Title (Print)	Signature of Purchaser

Address of Purchaser

Purchaser’s Taxpayer Identification or
  Social Security Number

Exhibit J-7

Exhibit K
to Indenture
FORM OF INVESTMENT LETTER

LEAF RECEIVABLES FUNDING 4, LLC
EQUIPMENT CONTRACT BACKED NOTES, SERIES 2010-3 (THE “NOTES”)

LEAF Receivables Funding 4, LLC (the “Issuer”)
2005 Market Street, 15th Floor
Philadelphia, Pennsylvania 19103
Attention:  Miles Herman

U.S. Bank National Association (the “Trustee”)
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107
Attention:  LEAF Receivables Funding 4, LLC,
                Equipment Contract Backed Notes,
                 Series 2010-3

Ladies and Gentlemen:

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Indenture, dated as of July 4, 2010 (as amended, modified, or supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee and Custodian.  Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture.

In connection with the purchase of the Note, the undersigned hereby represents and warrants on behalf of the Purchaser named below (the “Purchaser”) as follows:

1.           I am an officer of the Purchaser familiar with its financial affairs and authorized to make the representations set forth in, and execute, this letter.

2.           I am familiar with the provisions of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”).

a.           The transaction meets the requirements of Rule 144A and the Purchaser is a “qualified institutional buyer,” as defined in Rule 144A.

b.           The Purchaser is aware that the Issuer may rely on the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

c.           The Purchaser acknowledges that the Purchaser has (i) received such information regarding the Issuer’s Equipment Contract Backed Notes, Series 2010-3 [Class A/Class B/Class C/Class D/Class E] (the “Notes”) as the Purchaser may require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.

Exhibit K-1

3.           The Purchaser is acquiring the Notes for its own account or the account of its affiliated entities for the purpose of investment or resale under Rule 144A and not with a view to the distribution thereof.  Furthermore, if the Purchaser is purchasing Class E Notes, the Purchaser is a U.S. person (“U.S. Person”) within the meaning of Regulation S under the 1933 Act.

4.           The Purchaser understands that the Notes have not been and may never be registered under the 1933 Act or the securities laws of any state, that it is the expressed intent of the Issuer that the Notes are being issued only in transactions not involving any public offering within the meaning of the 1933 Act, and that the Notes will bear a legend substantially as set forth in the form of the Note attached to the Indenture.

5.           The Purchaser has no present intention of selling, negotiating, or otherwise disposing of the Notes; provided, however, that it is understood that the disposition of the Purchaser’s property shall at all times be and remain within its control and without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Notes in accordance with the Indenture under a registration statement under the 1933 Act, or under an exemption from such registration available under the 1933 Act.

6.           The Purchaser understands that the Notes were transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that if it decides to re-offer, resell, pledge, or otherwise transfer such Notes, it will do so only in accordance with applicable state securities laws and pursuant to Rule 144A to a Person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such re-offer, resale, pledge, or other transfer is being made in reliance on Rule 144A or to the Issuer pursuant to the terms of the Indenture.  Furthermore, if the Purchaser decides to re-offer, resell, pledge, or otherwise transfer any Class E Notes, it will do so only to a U.S. Person.

7.Either (i) It is not (and for so long as it holds any Notes or an interest therein will not be), and is not acting on behalf of (and for so long as it holds any Notes or an interest herein will not be acting on behalf of), an "employee benefit plan" as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or an entity which is deemed to hold the assets of any such plan ("Plan Assets") pursuant to 29 C.F.R. Section 2510.3-101 (the "Plan Asset Regulation") [yes/no], (ii)(A) in the case of a Class A Note or a Class B Note, its purchase and ownership of the security will be covered by a prohibited transaction class exemption issued by the United States Department of Labor, (B) at the time of acquisition the notes are rated at least investment grade, and (C) it believes that the notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and agrees to so treat such Notes [yes/no], or (iii) it has provided the Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Trustee, the Issuer, the Servicer, or the Initial Purchaser which opines that the purchase, holding, and transferring of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Trustee, the Issuer, the Servicer, or the Initial Purchaser to any obligation in addition to those undertaken in the Indenture [yes/no].

Exhibit K-2

8.The Purchaser has provided to the Trustee an accurate, complete, and duly executed United States Internal Revenue Service Form W-8BEN or W-9 (or successor applicable form) or such other document required or reasonably requested by the Trustee for purposes of establishing the Purchaser’s exemption from United States withholding tax and backup withholding tax.

9.The Purchaser agrees that (a) any sale, pledge, or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon false or inaccurate representations made by the Transferee or a transferee to the Issuer, will be void and of no force or effect and (b) none of the Issuer, the Trustee, and the Note Registrar has any obligation to recognize any sale, pledge, or other transfer of a Note (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators, and other successors of the undersigned.  If there is more than one signatory hereto, the obligations, representations, warranties, and agreements of the undersigned are made jointly and severally.

Executed at ________________________, _____________________, this _____ day of _______________, 20__.

________________________________                                                                           ______________________________
Purchaser’s Name and Title (Print)                                                                           Signature of Purchaser

_________________________________
Address of Purchaser

_________________________________
Purchaser’s Taxpayer Identification or
   Social Security Number

Exhibit K-3

Exhibit L
to Indenture

FORM OF TRANSFER CERTIFICATE
(pursuant to 3.01(d) of Indenture)

U.S. Bank National Association, as Trustee 60 Livingston Avenue, EP-MN-WS3D St. Paul, Minnesota 55107 Attention: LEAF Receivables Funding 4, LLC, Equipment Contract Backed Notes, Series 2010-3

Re:
Indenture, dated as of July 4, 2010 (the “Indenture”), between LEAF Receivables Funding 4, LLC (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as custodian (the “Custodian”)

Ladies and Gentlemen:

1.           This Transfer Certificate is being delivered pursuant to Section 3.01(d) of the Indenture.  Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture.

2,           Attached hereto as Schedule I is the Amendment to Contract Schedule identifying each of the Additional Contracts and/or Substitute Contracts (collectively, the “Subject Contracts”) subject to this Transfer Certificate.

3.           Attached as Schedule II is the Contract Schedule as of the date hereof, as amended by the Amendment to Contract Schedule, along with any deletions authorized by a release signed by the Trustee.

4.	The Transferor hereby represents and warrants that:

(i)	This Transfer Certificate has been duly authorized, executed, and delivered by the Transferor;

(ii)	Each Subject Contract satisfies each of the representations and warranties set forth in Clause (C) or (D) of the related Assignment Agreement;

(iii)	All applicable filings required under Section 4.01(a)(v) and 4.02 of the Indenture have been made or are in effect;

(iv)	No Event of Default exists prior to or will exist after giving effect to the acquisition of the Subject Contracts; and

(vii)
All other conditions to the acquisition by the Issuer of each Subject Contract applicable to it and specified in Section 3.01 of the Indenture, Section 3.04(b) of the Servicing Agreement (in the case of Substitute Contracts) and Section 13.06 (in the case of Additional Contracts) have been satisfied.

Exhibit L-1

[The signature page follows.  The remainder of this page is intentionally left blank.]

Exhibit L-2

IN WITNESS WHEREOF, the Transferor has caused this Transfer Certificate to be executed by its duly authorized officer this _____ day of _________________, 20__.

LEAF EQUIPMENT FINANCE FUND 4, L.P.
By:  LEAF ASSET MANAGEMENT, LLC, its General Partner

By:	__________________________________
         Name:  __________________________________
Title:	__________________________________

Exhibit L-3